                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                        VAN KAMPEN EUROPEAN EQUITY FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12
Report of Independent Accountants.....................................    15
Additional Information................................................    16

EEQ ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                        VAN KAMPEN EUROPEAN EQUITY FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Denmark                      2.4%
Finland                      3.0%
France                      14.3%
Germany                     11.2%
Italy                        5.1%
Netherlands                  5.8%
Spain                        4.5%
Sweden                       5.6%
Switzerland                 12.1%
United Kingdom              29.0%
Short-Term Investment        5.4%
Other                        1.6%

                                           TOTAL RETURNS**
                           -----------------------------------------------
                                                             COMMENCEMENT
                           AVERAGE ANNUAL SINCE INCEPTION        DATE
                           -------------------------------   -------------
                            WITH SALES      WITHOUT SALES
                              CHARGE*         CHARGE***
--------------------------------------------------------------------------
Class A Shares                     0.61%             6.75%      9/25/98
--------------------------------------------------------------------------
Class B Shares                     1.26%             6.26%      9/25/98
--------------------------------------------------------------------------
Class C Shares                     4.96%             5.96%      9/25/98
--------------------------------------------------------------------------
MSCI Europe Index                   N/A             14.15%        N/A
--------------------------------------------------------------------------

The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (assumes dividends are reinvested).
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS
                                             PERCENT OF
SECURITY                        COUNTRY      NET ASSETS
--------------------------  ---------------  ----------
Cie Financiere Richemont
 AG 'A'                       Switzerland        3.2%
Nestle S.A. (Registered)      Switzerland        3.1%
Total S.A. 'B'                  France           2.0%
British Telecommunications
 plc                        United Kingdom       2.0%
Telecom Italia S.p.A.            Italy           2.0%

TOP FIVE SECTORS
                            VALUE     PERCENT OF
SECTOR                      (000)     NET ASSETS
------------------------  ---------  -------------
Consumer Goods            $   2,041        31.1%
Finance                       1,536        23.4%
Services                        903        13.8%
Energy                          785        12.0%
Materials                       664        10.1%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            European Equity Fund -
                           Class A    MSCI Europe Index
9/25/98                     $9,423              $10,000
12/31/98                    10,371               11,698
3/31/99                      9,985                9,969
6/30/99                    $10,061              $11,415

                                             PAST PERFORMANCE IS NOT PREDICTIVE
                                             OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EUROPEAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS SINCE THE INCEPTION OF THE FUND ON SEPTEMBER 25, 1998. THE TEAM IS LED BY PORTFOLIO MANAGERS MAGGIE NAYLOR AND ALASTAIR ANDERSON OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE PERIOD ENDED JUNE 30, 1999.

Q: DESCRIBE THE MARKET CONDITIONS THAT AFFECTED THE FUND DURING THE REPORTING PERIOD.

A: We launched the Fund toward the end of September, which we felt was a good time to begin investing in Europe--the dust had settled from the Russian crisis, investor confidence had returned, and European equity markets were benefiting from renewed stability. Our optimism turned out to be well founded, as the Fund returned more than 10 percent through the end of 1998 (Class A shares at net asset value without sales charge).

                                                             3------------------

                        VAN KAMPEN EUROPEAN EQUITY FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

The turning point came in January of 1999, when Europe introduced its new currency, the euro. While the introduction of the euro went smoothly, economic weakness, particularly in Germany, contributed to its decline since January. Decreased exports to Asia and Russia, as well as reduced trade by Eastern European countries led to lower economic growth and declining corporate earnings.

The resignation of Oskar LaFontaine, the German Minister of Finance, was an important recovery point for Europe. His resignation cleared the way for the European Central Bank to lower interest rates in April, which helped European markets rebound before the end of the period.

Q:  DESCRIBE YOUR INVESTMENT STRATEGY FOR THE FUND IN THIS ENVIRONMENT.

A: We use a value-driven approach and select investments on a company-by-company basis, regardless of country or sector. Thus, we try to identify individual stocks that we believe are undervalued. Our primary indicator of value is price-to-cash flow. We also assess management quality and the financial structure of a company. In addition, we analyze the market position or franchise of the business within its competitive market.

Because of our value-driven strategy, we maintained significant positions in small- and mid-cap companies, consumer staples (such as household goods, beverages, and tobacco), utilities, and food retailing. Because of Europe's slowing economic growth during most of the period, investors generally preferred the more stable earnings associated with large- and mega-cap growth stocks, so our value-driven strategy underperformed those types of investments.

Although we invest on a company-by-company basis, we found that the Fund benefited from its exposure to media companies during the period. UK-based WPP Group, one of the largest advertising firms in the world, appreciated when the global economy improved and advertising spending increased. Another UK-based holding, Capital Radio, a dominant FM station in London, did well as the domestic economy improved when interest rates decreased in the United Kingdom.

Our investment strategy in the banking sector produced mixed results during the period. We prefer to invest in regional bank franchises, and our holdings in Scandinavia, Spain, and Ireland benefited the Fund's performance. But, due to our underweighted position in large United Kingdom and continental banks, we missed out on return opportunities when those banks performed well during the period.

Q: WERE THERE ANY OTHER SIGNIFICANT TRENDS THAT AFFECTED THE FUND'S INVESTMENT STRATEGIES?

A: Yes. During the past 12 months, we have seen better value emerge in the United Kingdom as opposed to continental Europe. We believe there are many well-managed franchises in the United Kingdom that are attractively priced compared to their continental peers and generating strong cash flow.

We took advantage of the underperformance of large-cap stocks in April and May to invest in some of these companies at attractive valuations. For example, we purchased Prudential in the United Kingdom. The life insurance company, which traditionally has been a high-priced stock, decreased in value due to investor concerns regarding its new Internet banking venture. We, on the other hand, believe that this venture will have a significant positive impact on banking in the United Kingdom, as Prudential has already collected a 30 percent share of the new Internet banking deposit market within its first six months.

Another trend we've sought to capitalize on is the significant underperformance and corresponding lower stock prices of many of Europe's leading pharmaceutical companies during the past few months. Because of reduced valuations, we began increasing our exposure to these companies, although overall we remained underweighted in that sector. For example, near the end of the period we purchased Swiss-based Novartis because we believe investor pessimism regarding the company's growth prospects is high and the stock was trading at an attractive price.

Q:  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund's returns suffered compared to its Index during the period due to its underweight position in European mega-cap stocks and growth-oriented investments, which outperformed our value-oriented strategy. The Fund achieved a total return of 6.75 percent (Class A shares at net asset

--------------    4

                        VAN KAMPEN EUROPEAN EQUITY FUND
INVESTMENT OVERVIEW  (CONT.)

--------------------------------------------------------------------------------

value without sales charge) for the period from September 25, 1998 through June 30, 1999. By comparison, the Morgan Stanley Capital International (MSCI) Europe Index generated a total return of 14.15 percent. Past performance does not guarantee future results.

Q: WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS AND THE FUND'S PORTFOLIO IN THE MONTHS AHEAD?

A: A weak euro relative to the U.S. dollar will help liquidity in Europe, particularly for export-driven economies, such as Germany. Similarly, we are concerned about the value of the U.K. sterling relative to the U.S. dollar. A weak sterling will benefit some of the Fund's U.K.-based, export-driven holdings for similar reasons.

We will continue to explore opportunities in Europe's peripheral economies, including Italy, Spain, and Portugal, which have continued to grow at a faster rate than France or Germany. In addition, we look for increased merger-and-acquisition activity and expect to see changes in Europe's underdeveloped pension fund structure, which should benefit equity markets.

We believe it will be a difficult time for companies that do not have unique franchises that can provide pricing power. We will continue to focus on small- and mid-cap European stocks that we consider undervalued yet possess solid franchises, strong cash flow, and superior economics. However, the recent slowdown in large-cap stocks may provide attractive opportunities in areas we have been underweight, such as pharmaceuticals. We feel that our strategy of holding such companies will help the Fund perform well over the long term.

Alastair Anderson                           Maggie Naylor
PORTFOLIO MANAGER                           PORTFOLIO MANAGER

                                                             5------------------

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                    VALUE
                                           SHARES   (000)
---------------------------------------------------------

COMMON STOCKS (94.1%)
  BELGIUM (0.5%)
    Fortis 'B'.......................        550   $   17
    G.I.B. Holdings Ltd..............        427       16
                                                   ------
                                                       33
                                                   ------
  DENMARK (2.4%)
    Novo Nordisk A/S 'B'.............        860       93
    Unidanmark A/S 'A'
      (Registered)...................        940       63
                                                   ------
                                                      156
                                                   ------
  FINLAND (3.0%)
    KCI Konecranes International
      plc............................        525       18
    Kone Oyj 'B'.....................        290       36
    Merita Ltd. 'A'..................     14,200       81
    Sampo Insurance Co., plc 'A'.....      2,190       64
                                                   ------
                                                      199
                                                   ------
  FRANCE (14.3%)
    Alcatel..........................        460       65
    Axa S.A..........................        330       40
    Banque Nationale de Paris........        225       18
    Compagnie de Saint-Gobain........        490       78
    (a)CNP Assurances................      3,810      104
    Elf Aquitaine....................        455       67
    Groupe Danone RFD................        240       62
    Michelin (C.G.D.E.) 'B'..........      1,940       80
    Pernod-Ricard....................      1,210       81
    Rhone-Poulenc S.A. 'A'...........      1,820       83
    Schneider S.A....................      1,570       88
    Suez Lyonnaise des Eaux..........        190       35
    (a)Total S.A. 'B'................      1,035      134
                                                   ------
                                                      935
                                                   ------
  GERMANY (8.1%)
    Adidas-Salomon AG................        462       45
    BASF AG..........................      1,760       77
    Bayerische AG....................      1,275       81
    Berliner KraftUnd Litch 'A'......      2,701       42
    Hoechst AG.......................      1,873       85
    Mannesmann AG....................        150       22
    Schering AG......................        680       73
    Siemens AG.......................        250       19
    Volkswagen AG....................      1,380       89
                                                   ------
                                                      533
                                                   ------
  IRELAND (1.9%)
    Bank of Ireland..................      5,320       90
    Greencore Group plc..............     12,300       38
                                                   ------
                                                      128
                                                   ------
  ITALY (5.1%)
    Banca Popolare di Bergamo........      3,910       86
    Marzotto S.p.A...................      4,630       36
    Mediaset S.p.A...................      9,400       84
    Telecom Italia S.p.A.............     12,500      130
                                                   ------
                                                      336
                                                   ------
  NETHERLANDS (5.8%)
    ABN Amro Holdings N.V............      1,170       25
    Akzo Nobel N.V...................      2,180       92
    Benckiser N.V. 'B'...............        700       37
    ING Groep N.V....................      2,235      121

                                                    VALUE
                                           SHARES   (000)
---------------------------------------------------------
    Laurus N.V.......................      1,094   $   26
    Philips Electronics N.V..........        791       78
                                                   ------
                                                      379
                                                   ------
  PORTUGAL (1.8%)
    Banco Comercial Portugues S.A.
      (Registered)...................      1,550       40
    Electricidade de Portugal S.A....      4,220       76
                                                   ------
                                                      116
                                                   ------
  SPAIN (4.5%)
    Banco Popular Espanol S.A........        550       40
    Banco Santander Central Hispano
      S.A............................      3,340       35
    Endesa S.A.......................      3,260       69
    Iberdrola S.A....................      4,430       67
    (a)Telefonica de Espana..........      1,714       83
                                                   ------
                                                      294
                                                   ------
  SWEDEN (5.6%)
    Autoliv, Inc. SDR................      2,590       79
    Ericsson LM 'B'..................      1,200       39
    ForeningsSparbanker AB...........      1,300       18
    Nordbanken Holding AB............     12,450       73
    Svedala Industri AB..............      3,410       62
    Svenska Handelsbanken 'A'........      7,920       95
                                                   ------
                                                      366
                                                   ------
  SWITZERLAND (12.1%)
    Cie Financiere Richemont AG
      'A'............................        108      208
    Holderbank Financiere Glarus AG
      'B' (Bearer)...................         85      101
    Nestle S.A. (Registered).........        111      200
    Novartis AG (Registered).........         65       95
    Roche Holding AG-Genusshein......          7       72
    Schindler Holding AG
      (Registered)...................         25       39
    Union Bank of Switzerland AG
      (Registered)...................        255       76
                                                   ------
                                                      791
                                                   ------
  UNITED KINGDOM (29.0%)
    Aegis Group plc..................     23,560       52
    Allied Domecq plc................     10,570      102
    Allied Zurich plc................      7,950      100
    BG plc...........................     13,100       80
    BOC Group plc....................      4,350       85
    British Telecommunications plc...      7,950      133
    Burmah Castrol plc...............      3,591       68
    Capital Radio plc................      5,950       79
    Centrica plc.....................     23,400       55
    Diageo plc.......................      5,760       60
    Glaxo Wellcome plc...............      1,200       33
    Great Universal Stores plc.......      8,800       98
    Halma plc........................     24,800       41
    Imperial Tobacco Group plc.......      9,300      102
    Lloyds TSB Group plc.............      4,000       54
    Morgan Crucible Co. plc..........     10,900       46
    Prudential Corp. plc.............      5,800       85
    Reckitt & Colman plc.............     11,294      118
    Royal & Sun Alliance Insurance
      Group plc......................      6,473       58
    Royal Bank of Scotland Group
      plc............................      5,320       71
    Sainsbury (J) plc................      5,000       32
    Scottish & Southern Energy plc...      8,200       84
    Shell Transport & Trading Co.
      plc............................      5,600       42
    Smith & Nephew plc...............     26,700       81
    SSL International plc............      3,200       37
    Tesco plc........................     10,800       28

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                    VALUE
                                           SHARES   (000)
---------------------------------------------------------

  UNITED KINGDOM (CONT.)

    United News & Media plc..........        200   $    2
    WPP Group plc....................      9,100       77
                                                   ------
                                                    1,903
                                                   ------
TOTAL COMMON STOCKS..............................   6,169
                                                   ------
PREFERRED STOCKS (3.1%)
  GERMANY (3.1%)
    Fresenius AG.....................        684      120
    Henkel KGaA AG...................        735       52
    Suedzucker AG-Varzug.............         84       33
                                                   ------
TOTAL PREFERRED STOCKS...........................     205
                                                   ------
TOTAL LONG-TERM INVESTMENTS (97.2%) (COST
$6,205)..........................................   6,374
                                                   ------

                                              PAR
                                            VALUE
                                            (000)
                                       ----------
SHORT-TERM INVESTMENT (5.4%)
  REPURCHASE AGREEMENT (5.4%)
    Chase Securities, Inc., 4.55%,
      dated 6/30/99,                   $     354
      due 7/1/99, to be repurchased at $354,
      collateralized by $295 U.S. Treasury Bonds,
      11.125%, due 8/15/03, valued at $364 (COST
      $354)......................................     354
TOTAL INVESTMENTS IN SECURITIES (102.6%) (COST
$6,559)..........................................   6,728
                                                   ------
FOREIGN CURRENCY (0.3%) (COST $18)...............      18
                                                   ------

                                                    VALUE
                                                    (000)
---------------------------------------------------------

TOTAL INVESTMENTS (102.9%) (COST $6,577).........  $6,746
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.9%)....    (187)
                                                   ------
NET ASSETS (100%)................................  $6,559
                                                   ------
                                                   ------

---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend
SDR   --  Swedish Depositary Receipt

----------------------------------------------------------------
          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Consumer Goods..........................  $  2,041      31.1%
Finance.................................     1,536      23.4
Services................................       903      13.8
Energy..................................       785      12.0
Materials...............................       664      10.1
Capital Equipment.......................       445       6.8
                                          --------       ---
                                          $  6,374      97.2%
                                          --------       ---
                                          --------       ---

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                               (000)
--------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $6,559).........  $6,728
  Foreign Currency (Cost $18)...............................      18
  Cash......................................................       8
  Receivable for:
    Investments Sold........................................      33
    Fund Shares Sold........................................      25
    Dividends...............................................      15
    Foreign Withholding Tax Reclaim.........................       6
                                                              ------
      Total Assets..........................................   6,833
                                                              ------
LIABILITIES:
  Payable for:
    Investments Purchased...................................     144
    Filing and Registration Fees............................      34
    Professional Fees.......................................      29
    Custody Fees............................................      23
    Shareholder Reporting Expenses..........................      14
    Distribution Fees.......................................       8
    Advisory Fees...........................................       7
    Transfer Agent Fees.....................................       6
    Directors' Fees and Expenses............................       5
    Administrative Fees.....................................       2
    Fund Shares Redeemed....................................       1
  Other.....................................................       1
                                                              ------
      Total Liabilities.....................................     274
                                                              ------
NET ASSETS..................................................  $6,559
                                                              ------
                                                              ------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................  $    1
  Paid in Capital in Excess of Par..........................   6,296
  Net Unrealized Appreciation on Investments................     169
  Accumulated Net Investment Income.........................      73
  Accumulated Net Realized Gain.............................      20
                                                              ------
NET ASSETS..................................................  $6,559
                                                              ------
                                                              ------
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $2,020,496 and 189,743 Shares
    Outstanding)............................................  $10.65
                                                              ------
                                                              ------
  Maximum Sales Charge......................................    5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge))..............  $11.30
                                                              ------
                                                              ------
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $3,081,562 and 290,172 Shares Outstanding)*...  $10.62
                                                              ------
                                                              ------
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,456,542 and 137,493 Shares Outstanding)*...  $10.59
                                                              ------
                                                              ------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                              (000)
-------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $ 130
  Interest..................................................     18
  Less Foreign Taxes Withheld...............................    (17)
                                                              -----
   Total Income.............................................    131
                                                              -----
EXPENSES:
  Shareholder Reports.......................................     51
  Custodian Fees............................................     39
  Investment Advisory Fees..................................     39
  Filing and Registration Fees..............................     38
  Professional Fees.........................................     35
  Distribution Fees (Attributed to Classes A, B, and C of
    $3, $17, and $10, respectively).........................     30
  Administrative Fees.......................................     14
  Directors' Fees and Expenses..............................      6
  Transfer Agent Fees.......................................      6
  Other.....................................................      2
                                                              -----
   Total Expenses...........................................    260
   Less Expense Reductions..................................   (173)
                                                              -----
   Net Expenses.............................................     87
                                                              -----
Net Investment Income/Loss..................................     44
                                                              -----
NET REALIZED GAIN/LOSS ON:
  Investments...............................................     20
  Foreign Currency Transactions.............................     (9)
                                                              -----
   Net Realized Gain/Loss...................................     11
                                                              -----
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................     --
                                                              -----
  End of the Period:
    Investments.............................................    169
                                                              -----
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    169
                                                              -----
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................    180
                                                              -----
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $ 224
                                                              -----
                                                              -----

---------------

  *  Commencement of operations

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                (000)
---------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................  $    44
  Net Realized Gain/Loss....................................       11
  Net Unrealized Appreciation/Depreciation..................      169
                                                              -------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................      224
                                                              -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................       (3)
  Class B...................................................       (1)
  Class C...................................................       (1)
                                                              -------
  Net Decrease in Net Assets Resulting from Distributions...       (5)
                                                              -------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed................................................    4,084
  Distributions Reinvested..................................        1
  Redeemed..................................................     (745)
                                                              -------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................    3,340
                                                              -------
  Total Increase/Decrease in Net Assets.....................    3,559
NET ASSETS--Beginning of Period.............................    3,000
                                                              -------
NET ASSETS--End of Period (Including accumulated net
  investment income of $73 at June 30, 1999)................  $ 6,559
                                                              -------
                                                              -------
---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) Class A:
   ------------
   Shares:
     Subscribed (Initial Shares of 100).....................      205
     Distributions Reinvested...............................       --
     Redeemed...............................................      (15)
                                                              -------
   Net Increase/Decrease in Class A Shares Outstanding......      190
                                                              -------
                                                              -------
   Dollars:
     Subscribed.............................................  $ 1,098
     Distributions Reinvested...............................        1
     Redeemed...............................................     (157)
                                                              -------
   Net Increase/Decrease....................................  $   942
                                                              -------
                                                              -------
   Beginning Paid in Capital................................  $ 1,000
                                                              -------
                                                              -------
   Ending Paid in Capital...................................  $ 1,942+
                                                              -------
                                                              -------
   Class B:
   ------------
   Shares:
     Subscribed (Initial Shares of 100).....................      305
     Distributions Reinvested...............................       --
     Redeemed...............................................      (15)
                                                              -------
   Net Increase/Decrease in Class B Shares Outstanding......      290
                                                              -------
                                                              -------
   Dollars:
     Subscribed.............................................  $ 2,142
     Distributions Reinvested...............................       --
     Redeemed...............................................     (152)
                                                              -------
   Net Increase/Decrease....................................  $ 1,990
                                                              -------
                                                              -------
   Beginning Paid in Capital................................  $ 1,000
                                                              -------
                                                              -------
   Ending Paid in Capital...................................  $ 2,990+
                                                              -------
                                                              -------
   Class C:
   ------------
   Shares:
     Subscribed (Initial Shares of 100).....................      179
     Distributions Reinvested...............................       --
     Redeemed...............................................      (42)
                                                              -------
   Net Increase/Decrease in Class C Shares Outstanding......      137
                                                              -------
                                                              -------
   Dollars:
     Subscribed                                               $   844
     Distributions Reinvested...............................       --
     Redeemed...............................................     (436)
                                                              -------
   Net Increase/Decrease....................................  $   408
                                                              -------
                                                              -------
   Beginning Paid in Capital................................  $ 1,000
                                                              -------
                                                              -------
   Ending Paid in Capital...................................  $ 1,408+
                                                              -------
                                                              -------

   ------------------

   * Commencement of operations
   + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      CLASS A                      CLASS B                      CLASS C
                                               ----------------------       ----------------------       ----------------------
                                               SEPTEMBER 25, 1998* TO       SEPTEMBER 25, 1998* TO       SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS                     JUNE 30, 1999#               JUNE 30, 1999#               JUNE 30, 1999#
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........                 $10.000                      $10.000                      $10.000
                                                              -------                      -------                      -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss...............                   0.133                        0.078                        0.065
    Net Realized and Unrealized Gain/Loss....                   0.541                        0.548                        0.534
                                                              -------                      -------                      -------
    Total From Investment Operations.........                   0.674                        0.626                        0.599
                                                              -------                      -------                      -------
DISTRIBUTIONS
    Net Investment Income....................                  (0.025)                      (0.006)                      (0.006)
                                                              -------                      -------                      -------
NET ASSET VALUE, END OF PERIOD...............                 $10.649                      $10.620                      $10.593
                                                              -------                      -------                      -------
                                                              -------                      -------                      -------
TOTAL RETURN (1).............................                    6.75%**                      6.26%**                      5.96%**
                                                              -------                      -------                      -------
                                                              -------                      -------                      -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............                 $ 2,020                      $ 3,082                      $ 1,457
Ratio of Expenses to Average Net Assets......                    1.70%                        2.45%                        2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets.........................                    1.64%                        0.96%                        0.81%
Portfolio Turnover Rate......................                      51%**                        51%**                        51%**
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
  Income/Loss................................                 $  0.36                      $  0.34                      $  0.40
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.............                    6.20%                        6.61%                        7.33%
  Net Investment Income/Loss to Average Net
    Assets...................................                   (2.87)%                      (3.20)%                      (4.13)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED
                                                     SALES CHARGE
                                               ------------------------
YEAR OF REDEMPTION                               CLASS B      CLASS C
---------------------------------------------  -----------  -----------
First........................................       5.00%        1.00%
Second.......................................       4.00%         None
Third........................................       3.00%         None
Fourth.......................................       2.50%         None
Fifth........................................       1.50%         None
Thereafter...................................        None         None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are

-----------------------
          12

                        VAN KAMPEN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                           NET
                                      APPRECIATION/
  COST       APPREC.      DEPREC.     DEPRECIATION
  (000)       (000)        (000)          (000)
---------  -----------  -----------  ---------------
$   6,565   $     458    $    (295)     $     163

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $43,000 has been reclassified from paid in capital in excess of par with approximately $34,000 posted to accumulated net investment income and approximately $9,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                    CLASS B
                   CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE    EXPENSE RATIO    EXPENSE RATIO
-------------  ---------------  ---------------
      1.00%           1.70%            2.45%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

At June 30, 1999, Van Kampen Funds, Inc. owned 53%, 35%, and 73% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

                                                              ------------------
                                                                    13

                        VAN KAMPEN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $27,564 for Class A shares and deferred sales charges of $1,486 and $1,142 for Class B shares and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the period ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the period ended June 30, 1999, the Fund made purchases of approximately $8,423,000 and sales of approximately $2,244,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

-----------------------

                        VAN KAMPEN EUROPEAN EQUITY FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen European Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen European Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period September 25, 1998 (commencement of operations) through June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                                                              ------------------

                        VAN KAMPEN EUROPEAN EQUITY FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the Fund intends to pass through foreign tax credits of $16,827 and has derived gross income from sources within foreign countries amounting to $130,739.

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean
 Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management, Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                     [LOGO]

      1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL 60181-5555 -
                               www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     7
Statement of Operations...............................................     8
Statement of Changes in Net Assets....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    11
Report of Independent Accountants.....................................    14
Additional Information................................................    15

GLF ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                 4.0%
Finland                4.4%
France                 9.9%
Italy                  4.8%
Netherlands            4.7%
Switzerland           13.6%
United Kingdom        33.4%
United States         23.2%
Other                  2.0%

                                           TOTAL RETURNS**
                        -----------------------------------------------------
                           AVERAGE ANNUAL SINCE INCEPTION
                        ------------------------------------   COMMENCEMENT
                              WITH             WITHOUT             DATE
                         SALES CHARGE*     SALES CHARGE***    ---------------
-----------------------------------------------------------------------------
Class A Shares                 14.25    %         21.22     %      9/25/98
-----------------------------------------------------------------------------
Class B Shares                 15.40    %         20.40     %      9/25/98
-----------------------------------------------------------------------------
Class C Shares                 20.40    %         21.40     %      9/25/98
-----------------------------------------------------------------------------
MSCI World Net
Dividends Index                  N/A              28.82     %          N/A
-----------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World Net Dividends Index is an unmanaged index which includes securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS

                                                PERCENT OF
SECURITY                         COUNTRY        NET ASSETS
---------------------------  ---------------  ---------------
Cie Financiere Richement AG
 'A'                           Switzerland            8.1%
WPP Group plc                United Kingdom           6.5%
New York Times Co. 'A'        United States           6.2%
Brown-Foreman Corp. 'B'       United States           4.8%
Benckiser N.V. 'B'             Netherlands            4.7%

TOP SECTORS

                               VALUE     PERCENT OF
SECTOR                         (000)     NET ASSETS
---------------------------  ---------  -------------
Consumer Goods               $   1,170        51.2%
Services                           846        37.0%
Capital Equipment                  175         7.7%
Energy                             100         4.4%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           MSCI WORLD NET
           GLOBAL FRANCHISE FUND-CLASS A  DIVIDENDS INDEX
9/25/98                           $9,428           $10,000
12/31/98                         $10,408           $10,591
3/31/99                          $10,581           $10,477
6/30/99                          $11,425           $12,882

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS SINCE THE INCEPTION OF THE FUND ON SEPTEMBER 25, 1998. THE FUND IS MANAGED BY PORTFOLIO MANAGER ANDREW BROWN, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING EXCERPTS REFLECT HIS VIEWS ON THE FUND'S PERFORMANCE FROM ITS INCEPTION UNTIL JUNE 30, 1999.

Q:  DESCRIBE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PERIOD.

A: During the third quarter of 1998, continued economic weakness in Asia spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. The defining moment of the period came in mid-August when Russia devalued its currency and defaulted on its debt, sending financial and currency markets worldwide into a tailspin. Paced by the Federal Reserve Board and the European Central Bank (ECB), central banks worldwide lowered interest rates during the fourth quarter of 1998. The interest-rate cuts renewed investor confidence and helped revive stock markets in Europe and the United States.

                                                             3------------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Global economic recovery became the story of the first half of 1999, as economic activity increased in most regions of the world. The U.S. economy resumed its impressive performance with strong growth and minimal inflation. Meanwhile, declining interest rates, a focus on corporate cost-cutting, and fiscal reforms helped revive many emerging markets, particularly in Asia.

In Europe, the introduction of the euro went smoothly, but economic weakness, particularly in Germany, contributed to its decline since January. Decreased exports to Asia and Russia, as well as reduced trade by Eastern European countries, led to lower economic growth and falling corporate earnings.

Q:  DESCRIBE THE STRATEGY YOU USE TO MANAGE THE FUND.

A: We look around the world for businesses with superior economics that we consider undervalued. We focus on businesses that we think are capable of earning above-average returns on their capital employed throughout economic cycles. The decisive strengths of such businesses tend to lie in intangible assets--such as brand names, copyrights, or customer relationships--that are hard to create, and therefore difficult for competitors to replicate. We use the word "franchise" to describe the collection of intangible assets that enables a business to earn superior returns, and we search for franchises globally. That's why we call it the Global Franchise Fund.

When their stock prices are reasonable, we buy companies that fit our requirements with the intention of holding for the long term. It's hard to find this combination of quality and value; the fund was invested in just 29 stocks at the end of June.

Q:  HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE THROUGH THE END OF 1998?

A: The Fund was established at the end of September, 1998. During the final three months of the calendar year, the Fund did not keep pace with the strong rebound in world markets. Although we choose stocks on a company-by-company basis, the Fund was overweighted in the United Kingdom and continental Europe, and dramatically underweighted in Asia. This breakdown penalized the Fund's return as the U.K. disappointed and we missed the rally in Asian markets.

Major contributors to the Fund's return in 1998 were gains recorded by WPP Group, one of the world's largest advertising firms; Benckiser, the world's largest marketer of automatic dishwashing detergent; and New York Times, a publisher. The only significant negatives were the declines of Reckitt & Colman and Pernod Ricard. Reckitt, a household products company, suffered from exposure to struggling Brazil and a decrease in inventory among many of North America's major retailers during the fourth quarter of 1998. Pernod, a French beverage company, depreciated when French authorities held up the sale of its Orangina soft-drink business to Coca-Cola because of antitrust concerns. We still expect both of these stocks to perform well over the long term and continue to hold them.

Q:  HOW DID THE FUND'S HOLDINGS AFFECT PERFORMANCE IN 1999?

A: The Fund benefited significantly from the rally in value-oriented stocks near the end of the period. As investors' concerns about a potential rise in interest rates grew, traditional growth stocks appeared less attractive and more investors began purchasing consumer staples such as household goods, beverages, and tobacco--the types of stocks we hold. This helped the price appreciation of many of these stocks and, consequently, the Fund.

We were rewarded for our patience with Allied Domecq--a company with a great business married to an inferior one. Allied, the number-two wine and spirit marketer in the world with brands such as Beefeater gin, Kahlua liqueur, and Sauza tequila is a high-return-on-capital business. Unfortunately, it also owns 3,600 pubs in the U.K. We feel capital-intensive businesses such as restaurants and pubs produce inferior long-term returns, and we tend not to purchase these stocks. When we first purchased Allied, we felt that its price could not go much lower and that its management understood that the pubs were a drag on overall profitability. During the second quarter of this year, the Fund benefited when Allied announced that it was selling the pubs to another operator, which resulted in an increase in Allied's stock price.

Other holdings that have helped the Fund's performance in 1999 include Aegis Group, the U.K.-based parent of Carat, the world's leading independent media planning and buying agency, and Cie

--------------    4

                        VAN KAMPEN GLOBAL FRANCHISE FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Financiere Richemont, the Swiss-based tobacco and luxury products group. One significant negative was the decline of U.S.-based tobacco company Phillip Morris during the first quarter of 1999 amid negative litigation. Its stock bounced back near the end of the period, however, and contributed positively to the Fund's overall returns when the tide of litigation turned in its favor.

Q:  HAVE YOU PURCHASED ANY NEW STOCKS, AND WHY?

A: Our buy-and-hold strategy leads to a very low turnover rate in the Fund. So far in 1999 we have sold only one stock and bought two. One purchase was Bestfoods in the United States. In general, slow growth in domestic consumption and rapid consolidation in the supermarket industry have hurt the stock market valuations of U.S. food companies. Although Bestfoods is based in the United States--and its valuation has suffered along with its U.S. peer group--a majority of its business is overseas. Europe is its largest market and is showing good growth particularly Eastern Europe, where it is expanding rapidly. Its strongest brands are Hellmann's mayonnaise and dressings and Knorr, which makes dehydrated soups, sauces, and bullion cubes. We purchased Bestfoods because of the high returns on capital generated by its core businesses, the growth potential offered by its strong market positions in dynamic markets such as Eastern Europe and Latin America, and because it was reasonably priced.

Q:  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: After lagging its benchmark in the final quarter of 1998, the Fund has regained some of its relative performance in the first six months of 1999. The Fund achieved a total return of 21.22 percent (Class A shares at net asset value without sales charge) for the period from September 25, 1998, through June 30, 1999. By comparison, the Morgan Stanley Capital International (MSCI) World Net Dividends Index generated a total return of 28.82 percent. Past performance does not guarantee future results.

Q:  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A: Recently, concerns about inflation have returned to the world's equity markets. When this happens, the future of growth stocks appear less promising to investors. We believe that this environment will be beneficial to value-oriented investments like the Fund.

As always, we will maintain our strategy of buying and holding companies whose strength lies in unique intangible assets because we believe these companies will be solid long-term performers.

Andrew Brown
PORTFOLIO MANAGER
MSDW INVESTMENT MANAGEMENT

                                                             5------------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                 VALUE
                                        SHARES   (000)
------------------------------------------------------

COMMON STOCKS (100.3%)
  CANADA (4.0%)
    Torstar Corp. 'B'................    8,230  $   92
                                                ------
  FINLAND (4.4%)
    Kone Corp. 'B'...................      615      77
    (a)Rapala Normark Corp...........    3,350      24
                                                ------
                                                   101
                                                ------
  FRANCE (9.9%)
    Groupe Danone RFD................      292      76
    Pernod-Ricard....................    1,315      88
    Societe Television Francaise 1...      267      62
                                                ------
                                                   226
                                                ------
  ITALY (4.8%)
    Mediaset S.p.A...................    7,050      63
    Seat Pagine Gialle S.p.A.........   33,900      46
                                                ------
                                                   109
                                                ------
  NETHERLANDS (4.7%)
    Benckiser N.V. 'B'...............    2,020     108
                                                ------
  SPAIN (2.3%)
    Zardoya-Otis S.A.................    2,079      52
                                                ------
  SWITZERLAND (13.6%)
    Cie Financiere Richemont AG
      'A'............................       96     185
    Lindt & Spruengli AG.............       20      51
    Nestle S.A. (Registered).........       41      74
                                                ------
                                                   310
                                                ------
  UNITED KINGDOM (33.4%)
    Aegis Group plc..................   38,150      84
    Allied Domecq plc................   10,050      97
    Burmah Castrol plc...............    2,187      42
    Capital Radio plc................    5,890      78
    Great Universal Stores plc.......    5,250      58
    Imperial Tobacco Group plc.......    9,260     101
    Reckitt & Colman plc.............    9,324      97

                                                 VALUE
                                        SHARES   (000)
------------------------------------------------------
    Scottish Media Group plc.........    3,430  $   47
    Time Products plc................    6,800      11
    WPP Group plc....................   17,560     149
                                                ------
                                                   764
                                                ------
  UNITED STATES (23.2%)
    Bestfoods........................    1,900      94
    Brown-Forman Corp. 'B'...........    1,670     109
    New York Times Co. 'A'...........    3,865     142
    Philip Morris Cos., Inc..........    1,978      80
    Snap-on, Inc.....................    1,260      46
    WD-40 Co.........................    2,330      58
                                                ------
                                                   529
                                                ------
TOTAL LONG-TERM INVESTMENTS (100.3%) (COST
$2,057).......................................   2,291
                                                ------
FOREIGN CURRENCY (0.1%) (COST $2).............       2
                                                ------
TOTAL INVESTMENTS (100.4%) (COST $2,059)......   2,293
LIABILITIES IN EXCESS OF OTHER ASSETS
  (-0.4%).....................................     (10)
                                                ------
NET ASSETS (100%).............................  $2,283
                                                ------
                                                ------

---------------

(a)  --   Non-income producing security
RFD  --   Ranked for Dividend

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Consumer Goods..........................  $  1,170      51.2%
Services................................       846      37.0
Capital Equipment.......................       175       7.7
Energy..................................       100       4.4
                                          --------   --------
                                          $  2,291     100.3%
                                          --------   --------
                                          --------   --------

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                        (000)
---------------------------------------------
ASSETS:
  Investments at Value (Cost
    $2,057)..........................  $2,291
  Foreign Currency (Cost $2).........       2
  Cash...............................      66
  Receivable for:
    Dividends........................       8
    Foreign Witholding Tax Reclaim...       1
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts......      18
  Receivable from Investment
    Adviser..........................      15
                                       ------
      Total Assets...................   2,401
                                       ------
LIABILITIES:
  Payable for:
    Professional Fees................      48
    Filing and Registration Fees.....      34
    Shareholder Reporting Expenses...      14
    Directors' Fees and Expenses.....       8
    Custody Fees.....................       5
    Transfer Agent Fees..............       5
    Distribution Fees................       2
    Administrative Fees..............       1
  Other..............................       1
                                       ------
      Total Liabilities..............     118
                                       ------
NET ASSETS...........................  $2,283
                                       ------
                                       ------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $   --
  Paid in Capital in Excess of Par...   1,953
  Net Unrealized Appreciation on
    Investments and Foreign Currency
    Translations.....................     253
  Accumulated Net Investment
    Income...........................      48
  Accumulated Net Realized Gain......      29
                                       ------
NET ASSETS...........................  $2,283
                                       ------
                                       ------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $1,189,338 and 99,280
    Shares Outstanding)..............  $11.98
                                       ------
                                       ------
  Maximum Sales Charge...............    5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales
    charge)).........................  $12.71
                                       ------
                                       ------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $614,254 and 51,522 Shares
    Outstanding)*....................  $11.92
                                       ------
                                       ------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $479,666 and 39,914 Shares
    Outstanding)*....................  $12.02
                                       ------
                                       ------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                       (000)
--------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $  42
  Interest...........................      4
  Less Foreign Taxes Withheld........     (5)
                                       -----
    Total Income.....................     41
                                       -----
EXPENSES:
  Professional Fees..................     52
  Filing and Registration Fees.......     49
  Shareholder Reports................     22
  Investment Advisory Fees...........     12
  Custodian Fees.....................     10
  Directors' Fees and Expenses.......      8
  Distribution Fees (Attributed to
    Classes A, B, and C of $2, $3,
    and $3, respectively)............      8
  Administrative Fees................      7
  Transfer Agent Fees................      7
  Other..............................      2
                                       -----
  Total Expenses.....................    177
  Less Expense Reductions............   (150)
                                       -----
  Net Expenses.......................     27
                                       -----
Net Investment Income/Loss...........     14
                                       -----
NET REALIZED GAIN/LOSS ON:
  Investments........................     29
  Foreign Currency Transactions......     (7)
                                       -----
    Net Realized Gain/Loss...........     22
                                       -----
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............     --
                                       -----
  End of the Period:
    Investments......................    234
    Foreign Currency Translations....     19
                                       -----
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................    253
                                       -----
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........    275
                                       -----
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $ 289
                                       -----
                                       -----

---------------

  *  Commencement of operations

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                      SEPTEMBER 25, 1998* TO JUNE 30, 1999

                                                                 (000)
----------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $        14
  Net Realized Gain/Loss..........................                  22
  Net Unrealized Appreciation/Depreciation........                 253
                                                                ------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................                 289
                                                                ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A.........................................                  (7)
  Class B.........................................                  (4)
  Class C.........................................                  (5)
                                                                ------
  Net Decrease in Net Assets Resulting from
    Distributions.................................                 (16)
                                                                ------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed......................................               1,012
  Distributions Reinvested........................                   3
  Redeemed........................................                  (5)
                                                                ------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............               1,010
                                                                ------
  Total Increase/Decrease in Net Assets...........               1,283
NET ASSETS--Beginning of Period...................               1,000
                                                                ------
NET ASSETS--End of Period (Including accumulated
  net investment income of $48 at June 30,
  1999)...........................................         $     2,283
                                                                ------
                                                                ------
----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) CLASS A:
   Shares:
     Subscribed (Initial Shares of 40)............                  99
     Distributions Reinvested.....................                  --
     Redeemed.....................................                  --
                                                                ------
   Net Increase/Decrease in Class A Shares
   Outstanding....................................                  99
                                                                ------
                                                                ------
   Dollars:
     Subscribed...................................         $       667
     Distributions Reinvested.....................                   2
     Redeemed.....................................                  (2)
                                                                ------
   Net Increase/Decrease..........................         $       667
                                                                ------
                                                                ------
   Beginning Paid in Capital......................         $       400
                                                                ------
                                                                ------
   Ending Paid in Capital.........................         $     1,067+
                                                                ------
                                                                ------
   CLASS B:
   Shares:
     Subscribed (Initial Shares of 30)............                  52
     Distributions Reinvested.....................                  --
     Redeemed.....................................                  --
                                                                ------
   Net Increase/Decrease in Class B Shares
   Outstanding....................................                  52
                                                                ------
                                                                ------
   Dollars:
     Subscribed...................................         $       242
     Distributions Reinvested.....................                   1
     Redeemed.....................................                  --
                                                                ------
   Net Increase/Decrease..........................         $       243
                                                                ------
                                                                ------
   Beginning Paid in Capital......................         $       300
                                                                ------
                                                                ------
   Ending Paid in Capital.........................         $       543+
                                                                ------
                                                                ------
   CLASS C:
   Shares:
     Subscribed (Initial Shares of 30)............                  40
     Distributions Reinvested.....................                  --
     Redeemed.....................................                  --
                                                                ------
   Net Increase/Decrease in Class C Shares
   Outstanding....................................                  40
                                                                ------
                                                                ------
   Dollars:
     Subscribed...................................         $       103
     Distributions Reinvested.....................                  --
     Redeemed.....................................                  (3)
                                                                ------
   Net Increase/Decrease..........................         $       100
                                                                ------
                                                                ------
   Beginning Paid in Capital......................         $       300
                                                                ------
                                                                ------
   Ending Paid in Capital.........................         $       400+
                                                                ------
                                                                ------

---------------

  *  Commencement of operations
  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 CLASS A                    CLASS B                    CLASS C
                                          ----------------------     ----------------------     ----------------------
                                          SEPTEMBER 25, 1998* TO     SEPTEMBER 25, 1998* TO     SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS                JUNE 30, 1999#             JUNE 30, 1999#             JUNE 30, 1999#
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $               10.000     $               10.000     $               10.000
                                                         -------                    -------                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........                      0.136                      0.066                      0.059
  Net Realized and Unrealized
    Gain/Loss........................                      1.969                      1.962                      2.065
                                                         -------                    -------                    -------
  Total From Investment Operations...                      2.105                      2.028                      2.124
                                                         -------                    -------                    -------
DISTRIBUTIONS
  Net Investment Income..............                     (0.125)                    (0.106)                    (0.106)
                                                         -------                    -------                    -------
NET ASSET VALUE, END OF PERIOD.......     $               11.980     $               11.922     $               12.018
                                                         -------                    -------                    -------
                                                         -------                    -------                    -------
TOTAL RETURN (1).....................                      21.22%**                   20.40%**                   21.40%**
                                                         -------                    -------                    -------
                                                         -------                    -------                    -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $                1,189     $                  614     $                  480
Ratio of Expenses to Average Net
  Assets.............................                       1.80%                      2.55%                      2.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............                       1.57%                      0.77%                      0.69%
Portfolio Turnover Rate..............                          9%**                       9%**                       9%**
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period.......
  Per Share Benefit to Net Investment
    Income/Loss......................     $                 1.02     $                 1.02     $                 1.16
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....                      13.55%                     14.45%                     16.07%
  Net Investment Income/Loss to
    Average Net Assets...............                     (10.17)%                   (11.12)%                   (12.83)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                               CONTINGENT DEFERRED
                                                  SALES CHARGE
                                              ---------------------
YEAR OF REDEMPTION                            CLASS B      CLASS C
------------------------------------------    --------     --------
First.....................................       5.00%        1.00%
Second....................................       4.00%        None
Third.....................................       3.00%        None
Fourth....................................       2.50%        None
Fifth.....................................       1.50%        None
Thereafter................................       None         None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                                                              ------------------
                                                                    11

                        VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                           NET
                                      APPRECIATION/
  COST       APPREC.      DEPREC.     DEPRECIATION
  (000)       (000)        (000)          (000)
---------  -----------  -----------  ---------------
$   2,057   $     301    $     (67)     $     234

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $57,000 has been reclassified from paid in capital in excess of par with approximately $50,000 posted to accumulated net investment income and approximately $7,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                       CLASS B
                    CLASS A          AND CLASS C
                MAX. OPERATING     MAX. OPERATING
ADVISORY FEE     EXPENSE RATIO      EXPENSE RATIO
-------------  -----------------  -----------------
      1.00%            1.80%              2.55%

At June 30, 1999, Van Kampen Funds, Inc. owned 40%, 58%, and 75% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $12,307 for Class A shares and a deferred sales charge of $30 for Class C shares.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of $394. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

------------------
          12

                        VAN KAMPEN GLOBAL FRANCHISE FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred $314 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended June 30, 1999, the Fund made purchases of approximately $2,165,000 and sales of approximately $131,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                          UNREALIZED
                                            CURRENT      APPRECIATION/
                                             VALUE       DEPRECIATION
FORWARD CURRENCY CONTRACTS                   (000)           (000)
----------------------------------------  -----------  -----------------
SHORT CONTRACTS:
Euro,
  100,000 expiring 11/10/99.............   $     104       $       5
British Pounds,
  235,000 expiring 11/10/99.............         371              13
                                               -----             ---
                                           $     475       $      18
                                               -----             ---
                                               -----             ---

                                                              ------------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period September 25, 1998 (commencement of operations) through June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

------------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 6.00%.

For the year ended June 30, 1999, the Fund intends to pass through foreign tax credits of $4,701 and has derived gross income from sources within foreign countries amounting to $34,964.

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/ National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR REPRESENTATIVE OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                     [LOGO]

            1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL
                         60181-5555 - www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                        VAN KAMPEN EMERGING MARKETS FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     9
Statement of Operations...............................................    10
Statement of Changes in Net Assets....................................    11
Financial Highlights .................................................    12
Notes to Financial Statements.........................................    13
Report of Independent Accountants.....................................    16
Additional Information................................................    17

MSEM ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, and by 2.3 percent in the second quarter. The expansion was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although it had expressed a bias toward a series of rate increases, May's tame CPI report prompted the Fed to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                    Interest rates are represented by the
                    closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                        VAN KAMPEN EMERGING MARKETS FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Brazil                      10.8%
India                        8.4%
Indonesia                    3.4%
Korea                       16.7%
Mexico                      12.9%
Russia                       4.0%
South Africa                 6.9%
Taiwan                      10.8%
Thailand                     3.1%
Turkey                       4.0%
Short-Term Investment        2.0%
Other                       17.0%

                                                   TOTAL RETURNS**
                        ---------------------------------------------------------------------
                                                                            COMMENCEMENT DATE
                                                                            -----------------
                                                       AVERAGE ANNUAL
                                ONE YEAR              SINCE INCEPTION
                        ------------------------  ------------------------
                                      WITHOUT                   WITHOUT
                        WITH SALES     SALES      WITH SALES     SALES
                         CHARGE*     CHARGE***     CHARGE*     CHARGE***
---------------------------------------------------------------------------------------------
Class A Shares              16.74 %      23.92  %     -2.55 %      -1.39  %        7/6/94
---------------------------------------------------------------------------------------------
Class B Shares              17.99 %      22.99  %     -0.82 %      -0.25  %        8/1/95
---------------------------------------------------------------------------------------------
Class C Shares              22.09 %      23.09  %     -2.09 %      -2.09  %        7/6/94
---------------------------------------------------------------------------------------------
IFC Global Total
Return Composite Index        N/A        29.66  %       N/A        -1.01  %           N/A
---------------------------------------------------------------------------------------------

The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East, and Africa (assuming dividends are reinvested).
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS
                                          PERCENT OF
SECURITY                       COUNTRY    NET ASSETS
----------------------------  ---------  -------------
Korea Telecom Corp.             Korea           4.0%
Telmex                         Mexico           3.6%
Televisa                       Mexico           2.8%
Korea Electric Power Corp.      Korea           2.7%
FEMSA                          Mexico           2.2%

TOP FIVE SECTORS
                                VALUE     PERCENT OF
SECTOR                          (000)     NET ASSETS
----------------------------  ---------  -------------
Services                      $  39,145        31.7%
Finance                          22,009        17.8%
Consumer Goods                   16,671        13.5%
Capital Equipment                16,595        13.4%
Materials                        12,824        10.4%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Emerging Markets Fund Class A  IFC Global Total Return Composite Index
7/6/94                              $9,500                                  $10,000
6/30/95                             $8,422                                   $9,868
6/30/96                             $9,614                                  $10,698
6/30/97                            $10,915                                  $11,908
6/30/98                             $7,096                                   $7,314
6/30/99                             $8,793                                   $9,899

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING MARKETS FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PORTFOLIO MANAGERS ROBERT MEYER AND ANDY SKOV OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. MEYER HAS BEEN A MEMBER OF THE FUND'S MANAGEMENT TEAM SINCE 1997, WHILE MR. SKOV JOINED THE TEAM IN 1998. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST YEAR?

A: During the third quarter of 1998, continued economic weakness in Asia spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. The defining moment of the period came in mid-August when Russia devalued its currency

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS REGIONAL OR COUNTRY INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                                             3------------------

                        VAN KAMPEN EMERGING MARKETS FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

AND DEFAULTED ON ITS DEBT, SENDING FINANCIAL AND CURRENCY MARKETS WORLDWIDE INTO A TAILSPIN. PACED BY THE FEDERAL RESERVE BOARD AND THE EUROPEAN CENTRAL BANK
(ECB), CENTRAL BANKS WORLDWIDE LOWERED INTEREST RATES DURING THE FOURTH QUARTER OF 1998. THE INTEREST-RATE CUTS RENEWED INVESTOR CONFIDENCE AND HELPED REVIVE STOCK MARKETS IN EUROPE AND THE UNITED STATES.

In 1999, declining interest rates and a focus on corporate cost-cutting helped revive many emerging markets, particularly in Asia. In Latin America, the most notable market event was Brazil's devaluation of its currency in January. Despite a nearly 40 percent correction, the Brazilian stock market rebounded quickly. Some of the rebound can be attributed to the unexpected appointment of Arminio Fraga as head of the Central Bank. Fraga's financial market expertise and shareholder focus has aided market sentiment toward Brazil, and in turn, Latin America.

Q: WHAT OTHER FACTORS AIDED THE RECOVERY IN EMERGING MARKETS?

A: Both internal and external factors drove the recovery. Externally, the emerging markets have been supported by a recovery in global economic growth, low interest rates, improving investor sentiment, and recovering commodity prices. Specifically, Latin America has benefited from a benign U.S. economic environment; Asian markets have benefited from positive signs of growth in Japan; and emerging European countries have been supported by increasingly resilient economic numbers from Western Europe. Finally, rising oil prices have positively affected the trade accounts of countries that export oil, such as Mexico, Russia, Venezuela, Indonesia, Egypt, and Colombia.

Internally, the emerging markets have begun to focus on better macroeconomic management and corporate restructuring, particularly in Asia. For example, South Korean officials have significantly reduced domestic interest rates and corporations are focusing on cost efficiencies and profit margin improvements. As a result, investor sentiment has improved and the emerging markets have surged.

Q: WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A: Our investment strategy is to identify the potential for positive change, first at the country level and then at the stock level. For this reason, we seek out countries with an improving economic, social, and political climate, and favor markets that we believe to be undervalued. We then research stocks in these countries, selecting those with strong earnings potential and reasonable valuations.

During the period, we increased our overweighted position in Asia due to current account and fiscal surpluses, strong foreign direct investment, company-level reforms (e.g., bankruptcy laws), and declining interest rates (below precrisis levels in some countries). We added to our oil sector stocks in order to participate in the recovery of oil prices. In addition, we increased our exposure to Mexico given its sound economic management and attractive stock opportunities. Finally, we increased our banking exposure in markets where we saw, or anticipated, declines in real interest rates, such as Israel, Turkey, and South Africa.

The economic crisis in emerging markets made stock selection difficult during the first six months of the period. The Fund's performance was hindered by large positions in Turkey, Brazil, and Mexico, countries that did not perform well, coupled with underweight exposure to Greece, which was up nearly 23 percent during the second half of 1998. Disappointing stock returns in Asia also detracted from the Fund's performance, but we did recover some of our losses with significant positions in Korea and Thailand that benefited the Fund's return. Another notable setback at this time was our overweighted position in Pakistan.

Q: HOW DID THE SITUATION IMPROVE IN 1999?

A: During the first quarter of 1999, our stock selection and allocation decisions in Brazil had the greatest effect on the Fund's performance. Specifically, we underweighted the Fund in Brazil prior to its currency devaluation and quickly increased our exposure after this event, which helped the Fund return nearly 12 percent during the first three months of the year. Other positive contributors to performance during this quarter included our underweighted positions in Columbia and Venezuela, two countries that disappointed, as well as strong stock selection in Mexico, India, South Korea, and Thailand.

During the second quarter of 1999, we increased the Fund's exposure to Russia and Indonesia, oil exporters that benefited when oil prices increased. We also took advantage of declining interest

--------------    4

                        VAN KAMPEN EMERGING MARKETS FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

rates in Brazil and Asia by overweighting the banking sector in both of these regions. In addition, Asia's focus on bank reforms helped the Fund as we increased its exposure to South Korea and Indonesia.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: After a disappointing first three months, the Fund's performance rebounded strongly. Specifically, the Fund fell 24 percent during the first three months of the period. At that time, the Russian ruble devalued leading to a widespread sell-off across the emerging markets. During the last nine months of the period, however, the Fund appreciated nearly 64 percent. Its recovery was primarily driven by strong returns in Asia. In the past nine months, Asia has surged more than 100 percent, while Europe and the Middle East have gained 55 percent and Latin America has risen more than 40 percent.

For Class A shares at net asset value without sales charge, the Fund generated a total return of 23.92 percent for the 12 months ended June 30, 1999. By comparison, the IFC Global Total Return Composite Index generated a total return of 29.66 percent for the same period. Past performance does not guarantee future results.

Q: WHAT IS YOUR OUTLOOK IN THE MONTHS AHEAD?

A: While it is difficult to predict the short-term outlook for the markets, we believe that the rally that began during the fourth quarter of 1998 is the beginning of a long-term bull run for many of the emerging markets. We look for additional corporate cost-cutting and banking reforms in Asia to provide attractive investment options for the Fund and will continue to seek out opportunities in eastern Europe as countries there improve their fiscal discipline in order to qualify for monetary union.

Robert Meyer      Andy Skov
PORTFOLIO         PORTFOLIO
MANAGER           MANAGER

                                                             5------------------

                        VAN KAMPEN EMERGING MARKETS FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                       VALUE
                                            SHARES     (000)
------------------------------------------------------------

COMMON STOCKS (90.4%)
  ARGENTINA (0.7%)
    Telecom Argentina ADR............       28,526  $    763
    Telefonica de Argentina ADR......        3,248       102
                                                    --------
                                                         865
                                                    --------
  BRAZIL (4.4%)
    CEMIG ADR........................       19,217       408
    Coteminas........................    1,384,100        70
    (b,c)Coteminas ADR...............       12,645        32
    (a)CRT...........................    3,828,145       519
    CVRD ADR.........................       31,619       628
    Eletrobras ADR...................       24,520       247
    Eletrobras S.A...................    2,328,560        44
    Embratel Participacoes ADR.......       21,814       303
    (a)Lojas Arupau ADR..............       14,225        --
    Pao de Acucar....................    4,660,000        87
    Pao de Acucar ADR................        3,367        63
    Petrobras ADR....................        4,950        76
    Tele Celular Sul ADR.............        2,790        61
    Tele Centro Oeste Sul............    2,311,729         2
    Tele Centro Sul..................        3,818       212
    Tele Nordeste Celular ADR........        1,095        30
    Tele Norte Leste.................       12,849       239
    Telemig Celular ADR..............        1,365        34
    Telesp Celular ADR...............       18,207       487
    Telesp...........................        7,480       171
    TeleSudeste Celular..............        3,523       102
    Unibanco GDR.....................       62,551     1,505
    USIMINAS ADR (Registered
      Shares)........................        6,605        22
                                                    --------
                                                       5,342
                                                    --------
  CHILE (0.6%)
    CCU ADR..........................        7,506       215
    ENDESA ADR.......................       12,984       157
    Enersis ADR......................       13,863       317
    (a)Santa Isabel ADR..............        5,015        51
                                                    --------
                                                         740
                                                    --------
  CHINA (0.7%)
    Huaneng Power International, Inc.
      ADR............................       14,095       241
    Yanzhou Coal Mining Co. ADR......       18,228       324
    Zhenhai Refining & Chemical Co.
      `H'............................    1,117,000       338
                                                    --------
                                                         903
                                                    --------
  CZECH REPUBLIC (0.6%)
    SPT Telecom a.s..................       37,872       611
    SPT Telecom a.s. GDR.............       10,260       166
                                                    --------
                                                         777
                                                    --------
  EGYPT (0.6%)
    (a)Al-Ahram Beverages Co. S.A.E.
      GDR............................        5,988       170
    Eastern Tobacco..................        7,721       188
    Egypt Gas Co.....................        2,900       119
    Egyptian Co. for Mobile
      Services.......................       10,098       228
    Industrial & Engineering.........        4,975        39
                                                    --------
                                                         744
                                                    --------
  GREECE (2.0%)
    Commercial Bank of Greece S.A....          613        44
    OTE S.A..........................       60,701     1,303
    OTE S.A. ADR.....................       98,506     1,089
                                                    --------
                                                       2,436
                                                    --------
  HUNGARY (0.8%)
    Matav Rt.........................       19,822       107
    Matav Rt. ADR....................       11,640       320
    Matav Rt. ADR....................        9,549       263

                                                       VALUE
                                            SHARES     (000)
------------------------------------------------------------
    MOL Magyar Olaj-es Gazipari Rt.
      GDR............................        3,796  $     91
    OPT Bank Rt......................        5,985       250
                                                    --------
                                                       1,031
                                                    --------
  INDIA (8.4%)
    Bharat Heavy Electricals Ltd.....      155,500       881
    Container Corp. of India Ltd.....      109,500       459
    Gujarat Ambuja Cements Ltd.......       23,500       173
    Hero Honda Motors Ltd............       41,305     1,028
    Hindustan Lever Ltd..............       17,100       938
    Housing Development Finance
      Corp., Ltd.....................        7,644       391
    Infosys Technologies Ltd.........       22,300     1,863
    ITC Limited......................        9,000       206
    ITC Limited......................       20,100       507
    Larson & Tourbo Ltd. `A'.........       68,700       453
    Mahanagar Telephone Nigam Ltd....       53,000       220
    Mahanagar Telephone Nigam Ltd....       40,000       171
    MRF Ltd..........................        5,000       220
    NIIT Ltd.........................       12,000       562
    Satyam Computer Services Ltd.....       28,000       818
    (a)State Bank of India...........      102,100       558
    Tata Engineering & Locomotive
      Co., Ltd.......................       49,500       235
    Videsh Sanchar Nigam Ltd. GDR....        8,900       114
    (a)Zee Telefilms Ltd.............       18,000       603
                                                    --------
                                                      10,400
                                                    --------
  INDONESIA (3.4%)
    PT Gudang Garam Tbk (Foreign)....      563,925     1,532
    PT Indah Kiat Pulp & Paper Corp.
      (Foreign)......................    1,260,080       586
    PT Semen Gresik Tbk..............      224,700       489
    PT Telekomunikasi Indonesia
      ADR............................      129,384     1,609
                                                    --------
                                                       4,216
                                                    --------
  ISRAEL (2.9%)
    (a)Amdocs Ltd....................       22,700       516
    (a)BackWeb Technologies Ltd......        2,280        62
    Bank Hapoalim Ltd................       96,700       248
    Bank Leumi Le-Israel Ltd.........      124,800       236
    (a)Comverse Technology, Inc......        2,907       220
    ECI Telecommunications Ltd.......       16,214       538
    Elbit Systems Ltd................            1        --
    (a)Gilat Satellite Networks
      Ltd............................       10,332       543
    Koor Industries Ltd..............        3,056       353
    (a)NICE-Systems Ltd..............        2,319        63
    (a)NICE-Systems Ltd. ADR.........        6,220       171
    (a)Orbotech Ltd..................        5,256       274
    Teva Pharmaceutical Industries
      Ltd. ADR.......................        6,615       324
                                                    --------
                                                       3,548
                                                    --------
  KOREA (16.6%)
    Daewoo Securities, Co............       19,040       370
    Good Morning Securities Co.,
      Ltd............................       74,860       462
    Hana Bank........................       34,640       509
    Hankuk Glass Industry Co.,
      Ltd............................        9,660       259
    Housing & Commercial Bank........       39,250     1,238
    Kookmin Bank.....................       68,800     1,397
    Kookmin Bank GDR.................        1,708        35
    Koram Bank.......................       34,740       435
    Korea Electric Power Corp........       32,690     1,358
    Korea Electric Power Corp. ADR...       94,180     1,931
    Korea Exchange Bank..............       85,920       482
    (b)Korea Telecom Corp............       39,080     2,593
    (a)Korea Telecom Corp. ADR.......       58,600     2,344
    LG Securities Co.................        4,820        81
    LG Chemical Ltd..................       13,140       358
    (b)Pohang Iron & Steel Ltd.
      (Foreign)......................       15,866     1,953

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                       VALUE
                                            SHARES     (000)
------------------------------------------------------------
    Samsung Electro-Mechanics Co.....       10,829  $    374
    Samsung Electronics Co.
      (Foreign)......................       27,321     2,998
    Shinhan Bank Co. Ltd.............       37,000       415
    (b)SK Telecom Co., Ltd...........          539       740
    SK Telecom Co., Ltd. ADR.........       12,890       219
                                                    --------
                                                      20,551
                                                    --------
  MALAYSIA (3.0%)
    Commerce Asset-Holdings Bhd......      205,000       507
    Malayan Banking Bhd..............      267,000       801
    Nestle Bhd.......................       60,000       237
    Public Bank Bhd..................      236,000       180
    Rothmans of Pall Mall Bhd........       73,000       552
    Telekom Malaysia Bhd.............      292,000     1,091
    Tenaga Nasional Bhd..............      150,000       345
                                                    --------
                                                       3,713
                                                    --------
  MEXICO (12.9%)
    Alfa.............................       71,278       296
    Banacci `L'......................      177,316       433
    Banacci `O'......................      129,543       327
    (a)Carso `A1'....................       68,984       320
    Cemex `B'........................        8,992        45
    Cemex `B' ADR....................       85,345       843
    Cemex CPO........................      205,048     1,014
    Cemex CPO ADR....................       52,824       502
    (a)Cifra `C'.....................      155,524       285
    (a)Cifra `V'.....................       42,653        83
    (a)Cifra `V' ADR.................       21,660       415
    FEMSA............................      361,047     1,445
    FEMSA ADR........................       30,581     1,219
    (a)Grupo Financiero Bancomer S.A.
      de C.V. `O'....................      447,556       162
    (c)Grupo Financiero Bancomer S.A.
      de C.V. `O' ADR................       31,915       231
    Kimberly `A'.....................      120,293       495
    Telmex ADR.......................       54,613     4,413
    (a)Televisa CPO GDR..............       76,887     3,436
                                                    --------
                                                      15,964
                                                    --------
  PAKISTAN (0.4%)
    Fauji Fertilizer Co., Ltd........      256,900       200
    Pakistan State Oil Co., Ltd......      125,572       221
    Pakistan Telecommunication Corp.
      `A'............................      144,300        55
                                                    --------
                                                         476
                                                    --------
  PHILIPPINES (1.0%)
    Manila Electric Co. `B'..........       90,610       327
    San Miguel Corp. `B'.............      267,557       585
    SM Prime Holdings, Inc...........    1,560,940       353
                                                    --------
                                                       1,265
                                                    --------
  POLAND (2.5%)
    (a)Bank Polska Kasa Opieki Pekao
      S.A............................        5,979        69
    Elektrim S.A.....................       32,995       466
    Powszechny Bank Kredytowy S.A....        4,503       108
    (a)Powszechny Bank Kredytowy S.A.
      `C'............................        1,125        20
    Prokom Software GDR..............       14,833       243
    (a)Telekomunikacja Polska GDR....      287,808     2,029
    Wielkopolski Bank Kredytowy......       15,798        93
                                                    --------
                                                       3,028
                                                    --------
  RUSSIA (3.5%)
    A.O. Tatneft ADR.................        4,300        16
    Lukoil Oil Co. ADR...............       36,053     1,474
    (a,b)Mustcom.....................    4,570,885       954
    (a,b,d)Storyfirst Communications,
      Inc............................          600       453
    Surgutneftegaz ADR...............      147,009     1,240
                                                       VALUE
                                            SHARES     (000)
------------------------------------------------------------
    RAO Unified Energy Systems GDR...       15,080  $    146
                                                    --------
                                                       4,283
                                                    --------
  SINGAPORE (0.9%)
    (a)Asia Pulp & Paper Co., Ltd.
      ADR............................      113,725     1,095
                                                    --------
  SOUTH AFRICA (6.9%)
    Amalgamated Banks of South
      Africa.........................      101,910       577
    (a)Anglo American plc............        3,500       166
    (a)Anglo American plc............       18,340       857
    (a)Anglo American plc ADR........          220        11
    B.O.E. Corp., Ltd. `N'...........      833,254       663
    B.O.E. Corp., Ltd................      104,460       104
    Bidvest Group Ltd................      128,640     1,074
    Billiton Plc.....................       84,200       291
    Comparex Holdings Ltd............       25,640       161
    De Beers Centenary AG............       10,840       260
    De Beers Consolidated Mines
      ADR............................        5,220       125
    Ellerine Holdings Ltd............       60,710       241
    Firstrand Ltd....................      616,420       705
    Liberty Life Association of
      Africa Ltd.....................       20,518       263
    Nedcor Ltd.......................       23,750       545
    (a)New Africa Investments Ltd.
      `N'............................      394,410       232
    Rembrant Group Ltd...............       85,390       712
    (a)Sanlam Ltd....................      354,900       421
    Sasol Ltd........................       19,800       141
    (a)South African Breweries
      Ltd............................       87,490       749
    (a)South African Breweries
      Ltd............................       13,140       114
    The Education Investment Corp.,
      Ltd............................      147,892       139
                                                    --------
                                                       8,551
                                                    --------
  TAIWAN (10.8%)
    (a)Acer, Inc.....................      138,000       350
    (a)Advanced Semiconductor
      Engineering, Inc...............      182,000       614
    Asustek Computer, Inc............      195,980     2,209
    Bank Sinopac.....................      415,000       289
    Cathay Life Insurance Co.,
      Ltd............................      111,000       399
    Chang Hwa Commercial Bank........      122,000       183
    (a)China Development Corp........       47,000       117
    China Steel Corp.................      682,500       516
    (a)Chinatrust Commercial Bank....      317,000       381
    Compal Electronics, Inc..........      149,760       589
    (a)E. Sun Commercial Bank........      173,000        96
    (a)Far Eastern Textile Ltd.......      562,000       835
    First Commercial Bank............      110,000       209
    Formosa Plastics Corp............      213,000       448
    (a)Hon Hai Precision Industry....      115,000     1,040
    Hua Nan Commercial Bank..........      134,000       266
    International Commercial Bank of
      China..........................      259,000       335
    Nan Ya Plastic Corp..............      276,000       457
    (a)President Chain Store Corp....       64,153       217
    Quanta Computer Inc..............       24,120       289
    (a)Shinkong Synthetic Fibers
      Corp...........................            1        --
    (a)Siliconware Precision
      Industries Co..................      220,349       420
    (a)Taishin International Bank....      464,000       345
    (a)Taiwan Semiconductor Co.......      645,750     2,469
    (a)Taiwan Semiconductor Co.
      ADR............................        3,996       136
    United World Chinese Commercial
      Bank...........................       77,000       119
                                                    --------
                                                      13,328
                                                    --------
  THAILAND (2.8%)
    Advanced Info Service Public Co.,
      Ltd. (Foreign).................       93,200     1,263
    BEC World Public Co., Ltd........       65,100       406
    Delta Electronics Public Co.,
      Ltd. (Foreign).................       54,337       457

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                       VALUE
                                            SHARES     (000)
------------------------------------------------------------
  THAILAND (CONT.)
    Shin Corp. Public Co., Ltd.
      (Foreign)......................      123,280  $    575
    Siam City Cement Public Co., Ltd.
      (Foreign)......................      146,833       605
    Thai Farmer's Bank Public Co.
      Ltd. (Foreign).................       29,000        90
                                                    --------
                                                       3,396
                                                    --------
  TURKEY (4.0%)
    Akbank T.A.S.....................   35,010,500       515
    (c)Akbank T.A.S. ADR.............        8,080        24
    Dogan Sirketler Grupo Holdings
      A.S............................   44,840,000       595
    Ege Biracilik Ve Malt Sanayii....    3,565,500       266
    (a)Erciyas Biracilik Ve Malt
      Sanayii........................    1,555,488        36
    Kos Holdings A.S.................    2,912,000       183
    Migros Turk T.A.S................      174,000       217
    Sabanci Holding..................   10,227,000       228
    Turkiye Petrol Rafinerileri
      A.S............................    1,910,000       127
    (a)Turkiye Garanti Bankasi.......   39,243,400       293
    Turkiye Is Bankasi, `C'..........   14,848,000       264
    (a)Vestel Elektronik Sanayii ve
      Ticaret A.S....................    4,563,470       498
    Yapi Ve Kredi Bankasi A.S........  112,988,405     1,633
                                                    --------
                                                       4,879
                                                    --------
TOTAL COMMON STOCKS...............................   111,531
                                                    --------
PREFERRED STOCKS (6.7%)
  BRAZIL (6.4%)
    (a,b)Banco Nacional..............   11,156,000        --
    Brahma...........................      596,081       336
    CRT..............................    3,828,145       939
    CEMIG............................   35,414,681       745
    CVRD `A'.........................       31,083       615
    Eletrobras `B'...................    3,592,000        72
    Embratel Participacoes `A'.......    8,970,552       124
    (a)Lojas Arapua..................   12,437,000        --
    Petrobras........................    7,248,400     1,122
    Telebras ADR.....................        4,839       436
    Telebras.........................   14,958,000     1,338
    Tele Celular Sul ADR.............   51,006,152       107
    Tele Centro Sul..................   33,238,552       368
    Tele Nordeste Celular............   11,378,752        15
    Tele Norte Leste.................    5,725,552       104
    Tele Sudeste Celular.............   46,446,552       262
    Telemig Celular..................   56,455,552        71
    Telerj Celular...................    2,082,000        68
    Telesp...........................    6,990,552       160
    Telesp Celular...................   33,604,552       348
    Telesp Celular...................    9,786,261       509
    (a)USIMINAS......................       37,900       128
                                                    --------
                                                       7,867
                                                    --------
  COLOMBIA (0.0%)
    BanColombia......................        7,150        10
                                                    --------
  THAILAND (0.3%)
    (a)Siam Commercial Bank..........      238,800       340
                                                    --------
TOTAL PREFERRED STOCKS............................     8,217
                                                    --------
INVESTMENT COMPANIES (0.0%)
  UNITED STATES (0.0%)
    (e)Morgan Stanley Dean Witter
      Africa Investment Fund, Inc....        4,470        45
                                                    --------

                                            NO. OF     VALUE
                                            RIGHTS     (000)
------------------------------------------------------------

RIGHTS (0.1%)
  BRAZIL (0.0%)
    (a,b)CRT.........................    3,828,145  $     --
                                                    --------
  KOREA (0.1%)
    (a,b)SK Telecom Co., Ltd.........          499        63
                                                    --------
  SOUTH AFRICA (0.0%)
    (a)Liberty Internationl plc......        9,565        63
                                                    --------
TOTAL RIGHTS......................................       126
                                                    --------
                                            NO. OF
                                          WARRANTS
                                       -----------
WARRANTS (0.3%)
  THAILAND
    (a)Siam Commercial Bank (expiring
      12/31/02)......................      111,466        --
    (a)Siam Commercial Bank (expiring
      5/10/02).......................      658,000       424
                                                    --------
                                                         424
                                                    --------

                                               PAR
                                             VALUE
                                             (000)
                                       -----------
CONVERTIBLE DEBENTURE (0.5%)
  RUSSIA (0.5%)
    (a,b)Svyaz Finance Ltd. 17.00%,
      8/11/99........................  $ 2,684,488       660
                                                    --------
TOTAL LONG-TERM INVESTMENTS (98.0%) (COST
$110,577).........................................   121,003
                                                    --------
SHORT-TERM INVESTMENT (2.0%)
  REPURCHASE AGREEMENT (2.0%)
  Chase Securities, Inc., 4.55%,
    dated 6/30/99,                           2,404
    due 7/1/99, to be repurchased at $2,404
    collateralized by $2,235 Treasury Bonds,
    7.250%, due 5/15/16, valued at $2,484
    (COST $2,404).................................     2,404
                                                    --------
TOTAL INVESTMENTS IN SECURITIES (100.0%) (COST
$112,981).........................................   123,407
                                                    --------
FOREIGN CURRENCY (0.6%) (COST $776)...............       774
                                                    --------
TOTAL INVESTMENTS (100.6%) (COST $113,757)........   124,181
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%).....      (713)
                                                    --------
NET ASSETS (100%).................................  $123,468
                                                    --------
                                                    --------

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value-see note A-1 to financial statements
(c)   --  144A Security - Certain conditions for public sale may exist.
(d) -- Restricted as to public resale. Total value of restricted securities at June 30, 1999 was $453,000 or 0.37% of net assets (Total cost $1,500,000).
(e) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                              VALUE     PERCENT OF
INDUSTRY                                      (000)     NET ASSETS
------------------------------------------  ---------  -------------
Services..................................  $  39,145         31.7%
Finance...................................     22,009         17.8
Consumer Goods............................     16,671         13.5
Capital Equipment.........................     16,595         13.4
Materials.................................     12,824         10.4
Energy....................................     11,488          9.3
Multi-Industry............................      2,271          1.9
                                            ---------          ---
                                            $ 121,003         98.0%
                                            ---------          ---
                                            ---------          ---

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                          (000)
-----------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Cost $112,981)..................  $123,407
  Foreign Currency (Cost $776).......       774
  Receivable for:
    Investments Sold.................     1,779
    Dividends........................       508
    Fund Shares Sold.................       446
    Interest.........................       406
  Foreign Withholding Tax Reclaim....         2
  Other..............................        18
                                       --------
    Total Assets.....................   127,340
                                       --------
LIABILITIES:
  Payable for:
    Investments Purchased............     2,866
    Custody Fees.....................       246
    Deferred Country Tax.............       231
    Distribution Fees................       134
    Fund Shares Redeemed.............       131
    Investment Advisory Fees.........        81
    Bank Overdraft...................        58
    Professional Fees................        35
    Administrative Fees..............        25
    Transfer Agent Fees..............        25
    Shareholder Reporting Expenses...        24
    Directors' Fees and Expenses.....        14
  Other..............................         2
                                       --------
    Total Liabilities................     3,872
                                       --------
NET ASSETS...........................  $123,468
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $     13
  Paid in Capital in Excess of Par...   172,856
  Net Unrealized Appreciation on
    Investments and Foreign Currency
    Translations*....................    10,264
  Accumulated Net Investment Loss....      (554)
  Accumulated Net Realized Loss......   (59,111)
                                       --------
NET ASSETS...........................  $123,468
                                       --------
                                       --------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $63,273,132 and
    6,413,606 Shares Outstanding)....  $   9.87
                                       --------
                                       --------
  Maximum Sales Charge...............     5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))....  $  10.47
                                       --------
                                       --------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $38,312,954 and 4,010,764 Shares
    Outstanding)**...................  $   9.55
                                       --------
                                       --------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $21,882,158 and 2,286,771 Shares
    Outstanding)**...................  $   9.57
                                       --------
                                       --------

---------------

  *  Net of accrual for deferred country tax of approximately U.S.
     $144,000.
 **  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                          (000)
-----------------------------------------------

INVESTMENT INCOME:
  Dividends..........................  $  2,508
  Interest...........................       607
  Less Foreign Taxes Withheld........      (136)
                                       --------
   Total Income......................     2,979
                                       --------
EXPENSES:
  Investment Advisory Fees...........     1,337
  Distribution Fees (Attributed to
    Classes A, B, and C of $141,
    $299, and $205, respectively)....       645
  Custodian Fees.....................       476
  Administrative Fees................       285
  Country Tax Expense................        88
  Transfer Agent Fees................        71
  Shareholder Reports................        64
  Professional Fees..................        52
  Interest Expense...................        45
  Filing and Registration Fees.......        38
  Directors' Fees and Expenses.......        11
  Other..............................        12
                                       --------
    Total Expenses...................     3,124
    Less Expense Reductions..........      (239)
                                       --------
    Net Expenses.....................     2,885
                                       --------
Net Investment Income/Loss...........        94
                                       --------
NET REALIZED GAIN/LOSS ON:
  Investments........................   (31,019)
  Foreign Currency Transactions......      (120)
  Swaps..............................      (226)
                                       --------
   Net Realized Gain/Loss............   (31,365)
                                       --------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............   (37,352)
                                       --------
  End of the Period:
    Investments......................    10,426
    Foreign Currency Translations....      (162)
                                       --------
                                         10,264
                                       --------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................    47,616
                                       --------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........    16,251
                                       --------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $ 16,345
                                       --------
                                       --------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1999    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $        94         $   (617)
  Net Realized Gain/Loss..........................             (31,365)         (23,236)
  Net Unrealized Appreciation/Depreciation........              47,616          (57,677)
                                                              --------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................              16,345          (81,530)
                                                              --------  ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A.........................................                  --           (6,225)
  Class B.........................................                  --           (3,112)
  Class C.........................................                  --           (2,878)
  In Excess of Net Realized Gain:
  Class A.........................................                  (1)          (2,361)
  Class B.........................................                  (1)          (1,180)
  Class C.........................................                  (1)          (1,091)
                                                              --------  ---------------
                                                                    (3)         (16,847)
                                                              --------  ---------------
Return of Capital:
  Class A.........................................                 (29)              --
  Class B.........................................                 (14)              --
  Class C.........................................                  (9)              --
                                                              --------  ---------------
                                                                   (52)              --
                                                              --------  ---------------
Net Decrease in Net Assets Resulting from
  Distributions...................................                 (55)         (16,847)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................              59,525          160,772
  Distributions Reinvested........................                  54           15,915
  Redeemed........................................             (92,463)        (151,194)
                                                              --------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............             (32,884)          25,493
                                                              --------  ---------------
  Total Increase/Decrease in Net Assets...........             (16,594)         (72,884)
NET ASSETS--Beginning of Period...................             140,062          212,946
                                                              --------  ---------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(554) and $(1,090),
  respectively)...................................         $   123,468         $140,062
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   ----------
   Shares:
     Subscribed...................................               6,660           10,304
     Distributions Reinvested.....................                   4              891
     Redeemed.....................................              (9,639)         (10,645)
                                                              --------  ---------------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................              (2,975)             550
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed...................................         $    48,869         $114,410
     Distributions Reinvested.....................                  30            8,101
     Redeemed.....................................             (68,213)        (115,555)
                                                              --------  ---------------
   Net Increase/Decrease..........................         $   (19,314)        $  6,956
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital.........................         $    88,430+        $107,744
                                                              --------  ---------------
                                                              --------  ---------------
   Class B:
   ----------
   Shares:
     Subscribed...................................                 935            2,827
     Distributions Reinvested.....................                   2              457
     Redeemed.....................................              (1,605)          (1,321)
                                                              --------  ---------------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................                (668)           1,963
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed...................................         $     7,223         $ 33,891
     Distributions Reinvested.....................                  14            4,064
     Redeemed.....................................             (11,281)         (13,053)
                                                              --------  ---------------
   Net Increase/Decrease..........................         $    (4,044)        $ 24,902
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital.........................         $    52,409+        $ 56,453
                                                              --------  ---------------
                                                              --------  ---------------
   Class C:
   ----------
   Shares:
     Subscribed...................................                 462            1,061
     Distributions Reinvested.....................                   1              421
     Redeemed.....................................              (1,857)          (2,173)
                                                              --------  ---------------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................              (1,394)            (691)
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed...................................         $     3,433         $ 12,471
     Distributions Reinvested.....................                  10            3,750
     Redeemed.....................................             (12,969)         (22,586)
                                                              --------  ---------------
   Net Increase/Decrease..........................         $    (9,526)        $ (6,365)
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital.........................         $    32,835+        $ 42,361
                                                              --------  ---------------
                                                              --------  ---------------

---------------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                       CLASS A
                                          ------------------------------------------------------------------
                                                       YEAR ENDED JUNE 30,
                                          ---------------------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#         1997         1996        JUNE 30, 1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 7.984     $ 13.47     $  12.06     $  10.61     $          12.00
                                          -------     -------     --------     --------              -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss.......       0.032          --         0.01         0.05                 0.05
    Net Realized and Unrealized
      Gain/Loss......................       1.853       (4.49)        1.57         1.44                (1.44)
                                          -------     -------     --------     --------              -------
    Total From Investment
      Operations.....................       1.885       (4.49)        1.58         1.49                (1.39)
                                          -------     -------     --------     --------              -------
DISTRIBUTIONS
    Net Investment Income............          --          --           --        (0.04)                  --
    In Excess of Net Investment
      Income.........................          --          --        (0.04)          --                   --
    Net Realized Gain................          --       (0.73)       (0.13)          --                   --
    In Excess of Net Realized Gain...      (0.004)      (0.27)          --           --                   --
    Return of Capital................      (0.000)++       --           --           --                   --
                                          -------     -------     --------     --------              -------
    Total Distributions..............      (0.004)      (1.00)       (0.17)       (0.04)                  --
                                          -------     -------     --------     --------              -------
NET ASSET VALUE, END OF PERIOD.......     $ 9.865     $  7.98     $  13.47     $  12.06     $          10.61
                                          -------     -------     --------     --------              -------
                                          -------     -------     --------     --------              -------
TOTAL RETURN (1).....................       23.92%     (34.31)%      13.54%       14.16%              (11.58)%**
                                          -------     -------     --------     --------              -------
                                          -------     -------     --------     --------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $63,273     $74,959     $119,022     $114,850     $         26,091
Ratio of Expenses to Average Net
  Assets.............................        2.34%       2.27%        2.21%        2.16%                2.33%
Ratio of Net Investment Income/ Loss
  to Average Net Assets..............        0.44%       0.04%       (0.06)%       0.93%                0.81%
Portfolio Turnover Rate..............         132%         99%          82%          42%                  32%**
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $  0.02     $  0.03     $   0.03     $   0.02     $           0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        2.56%       2.60%        2.41%        2.56%                3.10%
  Net Investment Income/Loss to
    Average Net Assets...............        0.22%      (0.24)%      (0.27)%       0.53%                0.04%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense.......        2.15%       2.15%        2.15%        2.15%                2.15%
------------------------------------------------------------------------------------------------------------

                                                                CLASS B
                                          ----------------------------------------------------
                                                YEAR ENDED JUNE 30,
                                          -------------------------------      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#        1997     TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 7.784     $ 13.24     $ 11.94     $          10.91
                                          -------     -------     -------              -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss.......      (0.021)      (0.07)      (0.03)                0.01
    Net Realized and Unrealized
      Gain/Loss......................       1.794       (4.39)       1.50                 1.02
                                          -------     -------     -------              -------
    Total From Investment
      Operations.....................       1.773       (4.46)       1.47                 1.03
                                          -------     -------     -------              -------
DISTRIBUTIONS
    Net Investment Income............          --          --          --                   --
    In Excess of Net Investment
      Income.........................          --          --       (0.04)                  --
    Net Realized Gain................          --       (0.73)      (0.13)                  --
    In Excess of Net Realized Gain...      (0.004)      (0.27)         --                   --
    Return of Capital................      (0.000)++       --          --                   --
                                          -------     -------     -------              -------
    Total Distributions..............      (0.004)      (1.00)      (0.17)                  --
                                          -------     -------     -------              -------
NET ASSET VALUE, END OF PERIOD.......     $ 9.553     $  7.78     $ 13.24     $          11.94
                                          -------     -------     -------              -------
                                          -------     -------     -------              -------
TOTAL RETURN (1).....................       22.99%     (34.76)%     12.67%                9.45%**
                                          -------     -------     -------              -------
                                          -------     -------     -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $38,313     $36,423     $35,966     $         10,416
Ratio of Expenses to Average Net
  Assets.............................        3.09%       3.02%       2.96%                2.91%
Ratio of Net Investment Income/ Loss
  to Average Net Assets..............       (0.29)%     (0.67)%     (0.64)%               0.30%
Portfolio Turnover Rate..............         132%         99%         82%                  42%**
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $  0.02     $  0.03     $  0.01     $           0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        3.31%       3.35%       3.17%                3.31%
  Net Investment Income/Loss to
    Average Net Assets...............       (0.51)%     (0.97)%     (0.87)%              (0.10)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense.......        2.90%       2.90%       2.90%                2.90%
------------------------------------------------------------------------------------------------------------

                                                                      CLASS C
                                          ----------------------------------------------------------------
                                                      YEAR ENDED JUNE 30,
                                          -------------------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#        1997        1996        JUNE 30, 1995
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 7.791     $ 13.26     $ 11.93     $ 10.53     $          12.00
                                          -------     -------     -------     -------              -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss.......      (0.023)      (0.08)      (0.08)      (0.01)                  --
    Net Realized and Unrealized
      Gain/Loss......................       1.805       (4.39)       1.55        1.41                (1.47)
                                          -------     -------     -------     -------              -------
    Total From Investment
      Operations.....................       1.782       (4.47)       1.47        1.40                (1.47)
                                          -------     -------     -------     -------              -------
DISTRIBUTIONS
    Net Investment Income............          --          --          --          --                   --
    In Excess of Net Investment
      Income.........................          --          --       (0.01)         --                   --
    Realized Gain....................          --       (0.73)      (0.13)         --                   --
    In Excess of Net Realized Gain...      (0.004)      (0.27)         --          --                   --
    Return of Capital................      (0.000)++       --          --          --                   --
                                          -------     -------     -------     -------              -------
    Total Distributions..............      (0.004)      (1.00)      (0.14)         --                   --
                                          -------     -------     -------     -------              -------
NET ASSET VALUE, END OF PERIOD.......     $ 9.569     $  7.79     $ 13.26     $ 11.93     $          10.53
                                          -------     -------     -------     -------              -------
                                          -------     -------     -------     -------              -------
TOTAL RETURN (1).....................       23.09%     (34.73)%     12.66%      13.30%              (12.25)%**
                                          -------     -------     -------     -------              -------
                                          -------     -------     -------     -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $21,882     $28,680     $57,958     $43,601     $         22,245
Ratio of Expenses to Average Net
  Assets.............................        3.09%       3.01%       2.96%       2.91%                3.08%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............       (0.32)%     (0.76)%     (0.79)%     (0.11)%               0.06%
Portfolio Turnover Rate..............         132%         99%         82%         42%                  32%**
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $  0.02     $  0.03     $  0.02     $  0.03     $           0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        3.31%       3.34%       3.17%       3.34%                3.90%
  Net Investment Income/Loss to
    Average Net Assets...............       (0.54)%     (1.03)%     (1.00)%     (0.54)%              (0.76)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense.......        2.90%       2.90%       2.90%       2.90%                2.90%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.001 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of emerging country issues. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                               CONTINGENT DEFERRED
                                                   SALES CHARGE
                                               --------------------
YEAR OF REDEMPTION                              CLASS B    CLASS C
---------------------------------------------  ---------  ---------
First........................................      5.00%      1.00%
Second.......................................      4.00%       None
Third........................................      3.00%       None
Fourth.......................................      2.50%       None
Fifth........................................      1.50%       None
Thereafter...................................       None       None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                                                              ------------------
                                                                    13

                        VAN KAMPEN EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The net assets of the Fund include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $45,443,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency and capital losses of approximately $10,331,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for the U.S. Federal income tax purposes of the investments of the Fund was:

                                            NET
                                       APPRECIATION/
      COST      APPREC.  (DEPREC.)     DEPRECIATION
     (000)       (000)     (000)           (000)
  ------------  -------  ----------   ---------------
  $    116,854  $26,914  $ (20,361)   $        6,553

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, paid in capital in excess of par. For the year ended June 30, 1999, approximately $805,000 has been reclassified from paid in capital in excess of par with approximately $442,000 posted to accumulated net investment loss and approximately $363,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                       CLASS B
                    CLASS A          AND CLASS C
                MAX. OPERATING     MAX. OPERATING
ADVISORY FEE     EXPENSE RATIO      EXPENSE RATIO
-------------  -----------------  -----------------
      1.25%            2.15%              2.90%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the

-----------------------
          14

                        VAN KAMPEN EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $154,972 for Class A shares and deferred sales charges of $9,133, $174,193, and $5,977 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $104,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $49,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At June 30, 1999, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $30,000 during the period.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $137,936,000 and sales of approximately $171,006,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. SWAP AGREEMENTS: The Fund may enter into total return swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

                                                              ------------------

                        VAN KAMPEN EMERGING MARKETS FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

-----------------------

                        VAN KAMPEN EMERGING MARKETS FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the Fund intends to pass through foreign tax credits of $144,398 and has derived gross income from sources within foreign countries amounting to $3,308,358.

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Retired, Formerly Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606-8256

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

            1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL
                         60181-5555 - www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                         VAN KAMPEN AMERICAN VALUE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     9
Statement of Operations...............................................    10
Statement of Changes in Net Assets....................................    11
Financial Highlights .................................................    12
Notes to Financial Statements.........................................    13
Report of Independent Accountants.....................................    15
Additional Information................................................    16

MSAV ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

/s/ RICHARD F. POWERS, III                             /s/ DENNIS J. MCDONNELL
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                         VAN KAMPEN AMERICAN VALUE FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods               11.0%
Chemicals                    3.3%
Communications               6.8%
Computers                    5.0%
Consumer-Retail              6.2%
Energy                       6.5%
Financial Services           4.3%
Health Care                  6.1%
Real Estate                  5.4%
Transportation               4.5%
Short-Term Investment       12.5%
Other                       28.4%

TOP FIVE HOLDINGS
                                                             PERCENT OF
SECURITY                                       SECTOR        NET ASSETS
----------------------------------------  -----------------  ----------
Bally Total Fitness Holdings Co.            Entertainment       2.3%
Sunglass Hut International, Inc.          Consumer - Retail     2.1%
New Holland N.V.                            Capital Goods       1.8%
AMB Property Corp.                           Real Estate        1.7%
Pinnacle Systems, Inc.                        Computers         1.6%

TOP FIVE SECTORS
                                           VALUE   PERCENT OF
SECTOR                                     (000)   NET ASSETS
----------------------------------------  -------  ----------
Capital Goods                             $93,438    11.0%
Communications                             57,754     6.8%
Energy                                     54,955     6.5%
Consumer - Retail                          53,017     6.2%
Health Care                                51,977     6.1%

                                           TOTAL RETURNS**
            ------------------------------------------------------------------------------
                                               AVERAGE ANNUAL
                                  -----------------------------------------
                 ONE YEAR              FIVE YEAR          SINCE INCEPTION     COMMENCEMENT
            -------------------   -------------------   -------------------       DATE
             WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT    ------------
             SALES      SALES      SALES      SALES      SALES      SALES
            CHARGE*   CHARGE***   CHARGE*   CHARGE***   CHARGE*   CHARGE***
------------------------------------------------------------------------------------------
Class A
Shares      10.66%     17.41%     20.16%     21.59%      17.25%     18.47%      10/18/93
------------------------------------------------------------------------------------------
Class B
Shares      11.50%     16.50%      N/A       N/A         21.38%     21.74%       8/1/95
------------------------------------------------------------------------------------------
Class C
Shares      15.55%     16.55%     20.66%     20.66%      17.56%     17.56%      10/18/93
------------------------------------------------------------------------------------------
Russell
2500
Small
Company
Index        N/A        5.35%      N/A       17.89%      N/A        14.38%        N/A
------------------------------------------------------------------------------------------
S&P 500
Index        N/A       22.75%      N/A       27.87%      N/A        23.36%        N/A
------------------------------------------------------------------------------------------

The Russell 2500 Small Company Index and the Standard & Poor's 500 Index are unmanaged indices of common stocks. The S&P 500 Index assumes dividends are reinvested.
  *The returns above are calculated using the applicable sales charge for Class
   A shares and the applicable deferred sales charge for Class B and Class C shares.
 **Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
***Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).
COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           AMERICAN VALUE FUND -       RUSSELL 2500
                  CLASS A           SMALL COMPANY INDEX    S&P 500 INDEX
10/18/93                  $10,000                $10,000          $10,000
6/30/94                    $9,418                 $9,409           $9,662
6/30/95                   $10,831                $11,560          $12,205
6/30/96                   $12,717                $14,355          $15,376
6/30/97                   $16,619                $17,239          $20,711
6/30/98                   $21,094                $20,539          $26,921
6/30/99                   $24,767                $22,569          $33,046

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WE RECENTLY SPOKE TO THE MANAGEMENT TEAM OF THE VAN KAMPEN AMERICAN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM INCLUDES WILLIAM GERLACH, CHRIS LEAVY, AND GARY SCHLARBAUM, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. GERLACH HAS BEEN A MEMBER OF THE FUND'S MANAGEMENT TEAM SINCE ITS INCEPTION IN 1996, WHILE MR. SCHLARBAUM AND MR. LEAVY JOINED THE TEAM IN 1997. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD ENDED JUNE 30, 1999.

                                                              ------------------
                                                                    3

                         VAN KAMPEN AMERICAN VALUE FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Q: CAN YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?
A: It was a volatile 12 months for stock investors. The stock market began the reporting period on a positive note with the Dow Jones Industrial Average setting a then-record high in July 1998. Trouble was on the horizon, however, as investors feared disappointing corporate earnings reports and other effects of international economic troubles. By the end of August, the Dow had fallen 19 percent from its high.

Following a series of interest-rate cuts by the Federal Reserve Board, U.S. companies began to report better-than-expected earnings, reassuring investors that the U.S. economy, though slowing, was still fundamentally sound. These events helped place the stock market on an upward trend that continued through the rest of the reporting period. In the second quarter of 1999, enthusiasm for large, growth-oriented stocks began to subside as investors felt more confident looking beyond the perceived stability of stocks with more predictable earnings. As a result, traditional value stocks in cyclical sectors such as basic materials, energy, and producer manufacturing, began to outperform growth stocks for the first time in several years.

Q: HOW DID THIS SHIFT FROM GROWTH TO VALUE AFFECT THE FUND, WHICH INVESTS PREDOMINANTLY IN VALUE COMPANIES?
A: Current market conditions typically have a secondary impact on our overall management strategy, as we primarily employ a "bottom-up" stock-selection method. In other words, we evaluate each stock individually, investing in it if it meets our criteria and, if not, avoiding it. While the majority of the reporting period was challenging due to investors' preference for growth stocks, the shift toward value investments in the second quarter of 1999 meant better performance for the Fund on an absolute basis.

Q: IN WHICH AREAS OF THE STOCK MARKET DID YOU FIND IT EASIEST TO IDENTIFY GOOD INVESTMENTS?
A: The three areas where we had the best results in picking stocks--and where we saw the best contribution to the Fund's return--were heavy industry, technology, and retail. Of course, because of our bottom-up strategy, we didn't make a strategic decision to increase our holdings in these areas. We simply responded to the opportunities we uncovered through our research. As a result, positive and negative contributions to the Fund's returns stemmed from the performance of individual securities.

Q: COULD YOU SPECIFY SOME STOCKS IN THESE AREAS THAT HELPED THE FUND'S RETURN DURING THE REPORTING PERIOD?
A: Sure. In the area of heavy industry, we were pleased with the performance of Cummins Engine, a worldwide engine manufacturer, and New Holland, which makes agricultural and industrial equipment.

In technology, digital editing has been a burgeoning industry in very high demand now. Pinnacle Systems, which develops computer-based video editing tools, has been able to manufacture its products more cheaply than its competition, so it was gaining market share and, at the same time, experiencing general growth. In other areas of technology, BEA Systems, which develops software that facilitates electronic commerce, was another great stock for us, as was Electronics for Imaging, which specializes in enhancing digital copiers and printers. All of these stocks paid off nicely for the Fund.

In retail, we had a handful of successes, but our best investment was Sunglass Hut, which we owned throughout the second quarter. This stock rewarded the Fund with a 61 percent return during that period. Sunglass Hut has been one of the Fund's largest holdings throughout the year.

Although these stocks were some of our best investments, others in the Fund didn't perform as well. Also, keep in mind that there's no guarantee that these stocks will continue to outperform in the future.

--------------
           4

                         VAN KAMPEN AMERICAN VALUE FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Q: DID ANY OF YOUR INVESTMENTS DISAPPOINT YOU?
A: Our biggest disappointment during the period was Fresh Del Monte Produce, a company best known for bananas and pineapples. Banana prices were weak, and so was the stock. In the area of health care, Quadramed and Steris were poor investments for the Fund, as both companies reported disappointing sales.

Stage Stores, a department-store chain concentrated in the southwest United States, had its problems early in the reporting period. Droughts in that region of the country had a severe impact on local residents, which spilled over to extremely poor earnings for the company.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
A: Despite the underperformance of value stocks relative to growth stocks during most of the reporting period, the Fund performed well, especially when compared to its peers. We attributed this strong performance to good stock selection and to the resurgence of value investments late in the reporting period. For the 12-month period ended June 30, 1999, the Fund's total return was 17.41 percent (Class A shares at net asset value). By comparison, the Russell 2500 Small Company Index, an unmanaged index of common stocks, returned 5.35 percent.

Compared to its peers, the Fund has excelled. For the 12-month period ended June 30, 1999, the Fund's total return (Class A shares at net asset value) ranked it 100 out of 698 funds in the small-cap category, according to Lipper Analytical Services, while the Fund ranked 3 out of 400 for the three-year period and 31 out of 238 for the five-year period. Lipper calculations are based on changes in net asset value with dividends reinvested. Lipper calculations do not include sales charges; if they had, results might have been less favorable. Past performance does not guarantee future results.

Q: WHAT DO YOU SEE ON THE HORIZON FOR THE FUND?
A: We believe that if the market broadens and small- and mid-sized companies see an improvement in their business prospects, the wide valuation gap between large-cap stocks and small- and mid-cap stocks could narrow. Such a recovery would likely be uneven and would require investors to be selective when investing in the many cyclical areas of the small- and mid-cap market. This could be a favorable situation for the Fund, as we have positioned the Fund to take advantage of cyclical companies with low valuations.

William Gerlach   Chris Leavy       Gary Schlarbaum
PORTFOLIO         PORTFOLIO         PORTFOLIO
MANAGER           MANAGER           MANAGER

                                                              ------------------

                         VAN KAMPEN AMERICAN VALUE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                     VALUE
                                          SHARES     (000)
----------------------------------------------------------

COMMON STOCKS (89.0%)
    AEROSPACE (0.8%)
       (a)Alliant TechSystems,
         Inc.........................     29,800  $  2,578
       (a)Gulfstream Aerospace
         Corp........................     64,900     4,385
                                                  --------
                                                     6,963
                                                  --------
    BANKING (3.3%)
       Bank United Corp. 'A'.........    105,200     4,228
       Comerica, Inc.................     74,200     4,410
       Greenpoint Financial Corp.....    101,700     3,337
       Hudson United Bancorp.........    117,900     3,610
       Mellon Bank Corp..............    143,700     5,227
       Mercantile Bankshares Corp....     44,600     1,578
       New England Community Bancorp,
         Inc. 'A'....................     39,800     1,097
       Prime Bancshares, Inc.........    117,200     2,095
       TCF Financial Corp............     67,400     1,879
       Western Bancorp...............     10,000       435
                                                  --------
                                                    27,896
                                                  --------
    BUILDING (1.4%)
       Vulcan Materials Co...........     36,500     1,761
       York International Corp.......    236,900    10,142
                                                  --------
                                                    11,903
                                                  --------
    CAPITAL GOODS (11.0%)
       (a)Aeroflex, Inc..............    265,900     5,251
       (a)Asyst Technologies, Inc....    193,400     5,790
       (a)Atmel Corp.................    160,600     4,206
       Cummins Engine Co., Inc.......    147,300     8,414
       (a)Electronics for Imaging,
         Inc.........................    149,500     7,680
       Flowserve Corp................    218,200     4,132
       Manitowoc Co., Inc............     58,550     2,437
       (a)Mentor Graphics Corp.......    346,200     4,436
       New Holland N.V...............    913,400    15,642
       (a)PRI Automation, Inc........     44,100     1,599
       (a)Republic Services, Inc.
         'A'.........................    146,500     3,626
       (a)Safety-Kleen Corp..........    244,575     4,433
       Stewart & Stevenson Services,
         Inc.........................    618,100     9,426
       Tecumseh Products Co. 'A'.....     47,500     2,877
       Titan International, Inc......     91,000     1,081
       (a)Tower Automotive, Inc......    487,800    12,408
                                                  --------
                                                    93,438
                                                  --------
    CHEMICALS (3.3%)
       Lubrizol Corp.................    105,800     2,883
       M.A. Hanna Co.................    214,900     3,532
       Quaker Chemical Corp..........     17,400       283
       (a)W.R. Grace & Co............    429,000     7,883
       Wellman, Inc..................    530,300     8,452
       Witco Corp....................    260,300     5,206
                                                  --------
                                                    28,239
                                                  --------
    COMMUNICATIONS (6.8%)
       A. Schulman, Inc..............     85,500     1,469
       ADTRAN, Inc...................    210,500     7,657
       (a)Advanced Radio Telecom
         Corp........................      1,200        17
       (a)Aerial Communications,
         Inc.........................     63,500       857
       Cincinnati Bell, Inc..........    143,200     3,571
       (a)Digital Microwave Corp.....    142,400     1,816
       (a)General Instrument Corp....    151,000     6,417
       (a)GST Telecommunications,
         Inc.........................      2,000        26
       (a)IDT Corp...................    131,200     2,919

                                                     VALUE
                                          SHARES     (000)
----------------------------------------------------------

       (a)ITC DeltaCom, Inc..........     69,600  $  1,949
       (a)Journal Register Co........     56,400     1,269
       (a)Pacific Gateway Exchange,
         Inc.........................    109,400     3,186
       (a)Powerwave Technologies,
         Inc.........................    275,000     8,869
       (a)QUALCOMM, Inc..............     37,600     5,396
       (a)RCN Corp...................     41,800     1,740
       (a)Saville Systems plc ADR....     66,900       970
       (a)VoiceStream Wireless
         Corp........................    220,200     6,262
       (a)Winstar Communications,
         Inc.........................     69,000     3,364
                                                  --------
                                                    57,754
                                                  --------
    COMPUTERS (5.0%)
       (a)BEA Systems, Inc...........    248,100     7,086
       (a)Complete Business
         Solutions...................     25,500       458
       (a)GenRad, Inc................    281,100     5,850
       (a)Goto.com, Inc..............     17,600       493
       (a)Network Solutions, Inc.
         'A'.........................     20,300     1,606
       (a)Networks Associates,
         Inc.........................    358,400     5,264
       (a)Pinnacle Systems, Inc......    404,700    13,608
       Ryder Systems, Inc............     90,200     2,345
       (a)SanDisk Corp...............     10,600       477
       (a)SoftNet Systems, Inc.......    112,400     3,133
       (a)WorldGate Communications,
         Inc.........................     37,200     1,907
                                                  --------
                                                    42,227
                                                  --------
    CONSUMER--DURABLES (1.3%)
       Arvin Industries, Inc.........     15,300       579
       Earthgrains Co................     90,200     2,328
       Michael Foods, Inc............     72,300     1,699
       (a)Splash Technology Holdings,
         Inc.........................    149,900     1,054
       (a)Sybron International
         Corp........................    185,600     5,116
                                                  --------
                                                    10,776
                                                  --------
    CONSUMER--RETAIL (6.2%)
       (a)Action Performance Cos.,
         Inc.........................     55,900     1,845
       (a)American Eagle Outfitters,
         Inc.........................     34,000     1,547
       (a)Ames Department Stores,
         Inc.........................    137,500     6,273
       (a)Ann Taylor Stores Corp.....    109,000     4,905
       Bausch & Lomb, Inc............     23,400     1,790
       (a)Blyth Industries, Inc......    115,300     3,963
       Callaway Golf Co..............     82,500     1,207
       Casey's General Stores,
         Inc.........................    140,300     2,104
       Claire's Stores, Inc..........     73,500     1,883
       (a)Dress Barn, Inc............    151,800     2,429
       (a)Sunglass Hut International,
         Inc.........................  1,031,600    17,731
       Tandy Corp....................     64,400     3,148
       (a)Zale Corp..................    104,800     4,192
                                                  --------
                                                    53,017
                                                  --------
    CONSUMER--SERVICE & GROWTH (1.8%)
       (a)NOVA Corp..................     23,000       575
       (a)Quanta Services, Inc.......    303,800    13,367
       (a)School Specialty, Inc......     89,900     1,444
                                                  --------
                                                    15,386
                                                  --------
    CONSUMER STAPLES (1.9%)
       Alpharma, Inc.................    167,500     5,957
       (a)800-JR Cigar, Inc..........    101,400     1,255
       (a)Fresh Del Monte Produce,
         Inc.........................    479,400     6,772
       (a)General Cigar Holdings,
         Inc.........................    121,400       948
       (a)Omega Protein Corp.........    238,500     1,252
                                                  --------
                                                    16,184
                                                  --------

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                     VALUE
                                          SHARES     (000)
----------------------------------------------------------
    ELECTRIC (1.9%)
       (a)Cherry Corp................      2,600  $     37
       DPL, Inc......................    152,600     2,804
       (a)Electroglas, Inc...........     70,000     1,400
       Florida Progress Corp.........     26,900     1,111
       (a)LTX Corp...................    115,400     1,536
       Potomac Electric Power Co.....    321,400     9,461
                                                  --------
                                                    16,349
                                                  --------
    ENERGY (6.5%)
       (a)BJ Services Co.............    179,400     5,281
       Black Hills Corp..............      2,700        63
       Energy East Corp..............    129,700     3,372
       (a)Global Marine, Inc.........    761,000    11,748
       (a)Grey Wolf, Inc.............    134,400       336
       Illinova Corp.................    394,400    10,747
       MCN Corp......................     33,700       699
       Minnesota Power & Light Co....     61,100     1,214
       Nicor, Inc....................     14,700       560
       (a)Ocean Energy, Inc..........    639,924     6,159
       (a)Smith International,
         Inc.........................    126,000     5,473
       Suburban Propane Partners,
         L.P.........................     38,000       741
       Sunoco, Inc...................     46,400     1,401
       Union Pacific Resources Group,
         Inc.........................    124,200     2,026
       Valero Energy Corp............    197,000     4,223
       (a)Wisconsin Energy Corp......     36,400       912
                                                  --------
                                                    54,955
                                                  --------
    ENTERTAINMENT (2.3%)
       (a)Bally Total Fitness
         Holdings Co.................    686,500    19,480
       (a)Imax Corp..................      9,300       209
                                                  --------
                                                    19,689
                                                  --------
    FINANCIAL SERVICES (4.3%)
       (a)Billing Concepts Corp......    127,500     1,426
       Federated Investors, Inc......    176,900     3,173
       Heller Financial, Inc.........    355,300     9,882
       Hospitality Properties,
         Inc.........................    316,500     8,585
       Investors Financial Services
         Corp........................     49,800     1,992
       (a)Knight/Trimark Group, Inc.
         'A'.........................     86,600     5,283
       Reliastar Financial Corp......    139,600     6,107
                                                  --------
                                                    36,448
                                                  --------
    HEALTH CARE (6.1%)
       (a)Amerisource Health Corp.
         'A'.........................     85,900     2,190
       (a)Centocor, Inc..............    103,900     4,844
       (a)Coulter Pharmaceutical,
         Inc.........................     66,300     1,496
       (a)Coventry Health Care,
         Inc.........................    189,900     2,077
       (a)Del Global Technologies
         Corp........................    600,400     5,854
       (a)Guilford Pharmaceuticals,
         Inc.........................    181,000     2,308
       (a)Henry Schein, Inc..........    113,600     3,600
       ICN Pharmaceuticals, Inc......    198,600     6,392
       (a)MedImmune, Inc.............     21,100     1,430
       (a)MedPartners, Inc...........    530,900     4,015
       (a)Mid Atlantic Medical
         Services, Inc...............    265,000     2,617
       Teva Pharmaceutical Industries
         Ltd. ADR....................    100,700     4,934
       (a)Trigon Healthcare, Inc.....    245,700     8,937
       (a)VISX, Inc..................     16,200     1,283
                                                  --------
                                                    51,977
                                                  --------
                                                     VALUE
                                          SHARES     (000)
----------------------------------------------------------

    INDUSTRIAL (2.4%)
       (a)Cooper Cameron Corp........    190,700  $  7,068
       (a)Global Industries Ltd......    396,400     5,079
       (a)Nabors Industries, Inc.....    253,600     6,197
       (a)Precision Drilling Corp....     97,100     1,851
       ProLogis Trust................      9,600       195
                                                  --------
                                                    20,390
                                                  --------
    INSURANCE (1.6%)
       Allmerica Financial Corp......     41,500     2,524
       American Medical Security
         Group.......................    241,300     2,081
       Everest Reinsurance Holdings,
         Inc.........................     87,400     2,851
       Nationwide Health Properties,
         Inc.........................     16,300       311
       Reinsurance Group of America,
         Inc.........................     85,400     3,010
       XL Capital Ltd. 'A'...........     42,600     2,407
                                                  --------
                                                    13,184
                                                  --------
    METALS (2.7%)
       Agnico-Eagle Mines Ltd........    169,600     1,049
       Ashann Goldfields.............    140,300       973
       Barrick Gold Corp.............    158,000     3,061
       (a)Lone Star Technologies,
         Inc.........................     27,600       490
       (a)Mueller Industries, Inc....     87,400     2,966
       (a)Steel Dynamics, Inc........    148,400     2,296
       (a)Stillwater Mining Co.......     82,950     2,712
       Tosco Corp....................    359,700     9,330
                                                  --------
                                                    22,877
                                                  --------
    PAPER & PACKAGING (1.1%)
       Boise Cascade Corp............     23,600     1,015
       (a)Valassis Communications,
         Inc.........................    231,050     8,462
                                                  --------
                                                     9,477
                                                  --------
    REAL ESTATE (5.4%)
       AMB Property Corp.............    598,900    14,074
       Arden Realty Group, Inc.......    210,500     5,184
       (a)Cadillac Fairview Corp.....     21,700       410
       Cousins Properties, Inc.......     50,100     1,694
       Crescent Real Estate Equities
         Co. REIT....................    235,100     5,584
       Developers Diversified Realty
         Corp........................    155,700     2,588
       Duke Realty Investment, Inc.
         REIT........................    207,900     4,691
       First Washinton Realty Trust,
         Inc.........................     35,000       818
       Glenborough Realty Trust,
         Inc.........................     26,500       464
       JDN Realty Corp...............     57,000     1,275
       Lasalle Hotel Properties
         REIT........................     36,100       553
       Liberty Property Trust REIT...     48,600     1,209
       Manufactured Home Communities,
         Inc. REIT...................     58,500     1,521
       (a)NBTY, Inc..................    382,700     2,487
       Newhall Land & Farming Co.,
         L.P.........................     28,800       709
       Radian Group, Inc.............     29,700     1,450
       Simon Property Group, Inc.....     49,300     1,251
       (a)Wellsford Properties,
         Inc.........................      5,250        56
                                                  --------
                                                    46,018
                                                  --------
    RESTAURANTS (0.6%)
       CKE Restaurants, Inc..........    240,100     3,902
       (a)Friendly Ice Cream Corp....    152,700     1,221
                                                  --------
                                                     5,123
                                                  --------
    SERVICES (2.6%)
       (a)AC Nielsen Corp............    136,500     4,129
       (a)Corinthian Colleges,
         Inc.........................     29,000       547

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                     VALUE
                                          SHARES     (000)
----------------------------------------------------------

    SERVICES (CONT.)

       (a)Innotrac Corp..............     48,600  $    984
       Luby's, Inc...................    190,300     2,855
       Ogden Corp....................     26,800       722
       Olsten Corp...................    305,300     1,927
       (a)Snyder Communications,
         Inc.........................    180,700     5,918
       (a)Tetra Technologies, Inc....    525,900     4,832
                                                  --------
                                                    21,914
                                                  --------
    TECHNOLOGY (2.6%)
       Adobe Systems, Inc............     21,800     1,791
       (a)Barnesandnoble.com, Inc....     57,300     1,031
       (a)Galileo International,
         Inc.........................    223,300    11,933
       Galileo Technology Ltd........     36,300     1,645
       (a)Go2Net, Inc................     10,900     1,001
       (a)Veritas DGC, Inc...........    135,500     2,481
       (a)Webtrends, Inc.............     42,200     1,947
                                                  --------
                                                    21,829
                                                  --------
    TRANSPORTATION (4.5%)
       Air Express International
         Corp........................    210,700     5,347
       Canadian National Railway
         Co..........................     42,900     2,874
       CNF Transportation, Inc.......     75,700     2,905
       (a)Gaylord Container Corp.
         'A'.........................  1,303,100    10,343
       (a)Jevic Transportation,
         Inc.........................     15,000       208
       (a)Navistar International
         Corp........................     99,800     4,990
       SkyWest, Inc..................     59,100     1,474
       Teekay Shipping Corp..........     70,400     1,241
       (a)U.S. Xpress Enterprises,
         Inc. 'A'....................     55,700       595
       Wabash National Corp..........    372,800     7,223
       Wisconsin Central
         Transportation Corp.........     78,700     1,486
                                                  --------
                                                    38,686
                                                  --------
                                                     VALUE
                                          SHARES     (000)
----------------------------------------------------------

    UTILITIES (1.6%)
       Allegheny Energy, Inc.........     84,100  $  2,697
       CalEnergy Co., Inc............    207,400     7,181
       Eastern Entreprises...........     15,500       616
       Montana Power Co..............     26,000     1,833
       Public Service Co. of New
         Mexico......................     45,200       898
       SJW Corp......................      5,300       422
                                                  --------
                                                    13,647
                                                  --------
  TOTAL LONG-TERM INVESTMENTS (89.0%) (COST
  $674,747)                                        756,346
                                                  --------
                                             PAR
                                           VALUE
                                           (000)
                                       ---------
SHORT-TERM INVESTMENT (12.5%)
    REPURCHASE AGREEMENT (12.5%)
      Chase Securities, Inc., 4.55%,
       dated                           $ 106,601
      6/30/99, due 7/1/99, to be repurchased
      at $106,614, collateralized by $111,955
      Federal National Mortgage Association,
      5.125%, due 2/13/04, valued at $109,546
      (COST $106,601)...........................   106,601
                                                  --------
TOTAL INVESTMENTS (101.5%) (COST $781,348)......   862,947
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)...   (12,684)
                                                  --------
NET ASSETS (100%)...............................  $850,263
                                                  --------
                                                  --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                          (000)
-----------------------------------------------

ASSETS:
  Investments at Value (Cost
    $781,348) (including repurchase
    agreement of $106,601)...........  $862,947
  Cash...............................         7
  Receivable for:
    Investments Sold.................    24,576
    Fund Shares Sold.................     4,800
    Dividends........................       351
    Interest.........................        14
  Other..............................        27
                                       --------
    Total Assets.....................   892,722
                                       --------
LIABILITIES:
  Payable for:
    Investments Purchased............    37,629
    Fund Shares Redeemed.............     3,038
    Distribution Fees................       871
    Investment Advisory Fees.........       521
    Administrative Fees..............       154
    Transfer Agent Fees..............        93
    Shareholder Reporting Expenses...        64
    Professional Fees................        40
    Custody Fees.....................        26
    Directors' Fees and Expenses.....        21
  Other..............................         2
                                       --------
    Total Liabilities................    42,459
                                       --------
  NET ASSETS.........................  $850,263
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $     36
  Paid in Capital in Excess of Par...   730,047
  Unrealized Appreciation on
    Investments......................    81,599
  Accumulated Net Realized Gain......    38,603
  Accumulated Net Investment Loss....       (22)
                                       --------
NET ASSETS...........................  $850,263
                                       --------
                                       --------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $343,003,465 and
    14,545,320 Shares Outstanding)...  $  23.58
                                       --------
                                       --------
  Maximum Sales Charge...............     5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales
    charge)).........................  $  25.02
                                       --------
                                       --------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $341,908,423 and 14,721,507
    Shares Outstanding)*.............  $  23.23
                                       --------
                                       --------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $165,351,391 and 7,116,164 Shares
    Outstanding)*....................  $  23.24
                                       --------
                                       --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                          (000)
-----------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $  6,513
  Interest...........................     3,071
                                       --------
   Total Income......................     9,584
                                       --------
EXPENSES:
  Investment Advisory Fees...........     5,367
  Distribution Fees (Attributed to
    Classes A, B, and C of $540,
    $2,840, and $1,313,
    respectively)....................     4,693
  Administrative Fees................     1,590
  Transfer Agent Fees................       326
  Custodian Fees.....................       197
  Shareholder Reports................       170
  Professional Fees..................        82
  Filing and Registration Fees.......        67
  Directors' Fees and Expenses.......        16
  Other..............................        17
                                       --------
   Total Expenses....................    12,525
                                       --------
   Net Investment Income/Loss........    (2,941)
                                       --------
NET REALIZED GAIN/LOSS ON:
  Investments........................    44,491
                                       --------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............    16,746
                                       --------
  End of the Period
    Investments......................    81,599
                                       --------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................    64,853
                                       --------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   109,344
                                       --------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $106,403
                                       --------
                                       --------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1999    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $    (2,941)        $ (1,791)
  Net Realized Gain/Loss..........................              44,491           45,496
  Net Unrealized Appreciation/Depreciation........              64,853            4,044
                                                            ----------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................             106,403           47,749
                                                            ----------  ---------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A.........................................                  --             (122)
  Class B.........................................                  --              (29)
  Class C.........................................                  --              (25)
                                                            ----------  ---------------
                                                                    --             (176)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A.........................................             (12,659)          (5,303)
  Class B.........................................             (17,437)          (5,203)
  Class C.........................................              (7,981)          (3,629)
                                                            ----------  ---------------
                                                               (38,077)         (14,135)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions.................................             (38,077)         (14,311)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................             344,367          558,778
  Distributions Reinvested........................              31,597           12,507
  Redeemed........................................            (211,364)         (69,473)
                                                            ----------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............             164,600          501,812
                                                            ----------  ---------------
  Total Increase/Decrease in Net Assets...........             232,926          535,250
NET ASSETS--Beginning of Period...................             617,337           82,087
                                                            ----------  ---------------
NET ASSETS--End of Period (Including
  accumulated/distributions in excess of net
  investment income/loss of $(22) and $(6),
  respectively)...................................         $   850,263         $617,337
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed...................................               8,979            9,937
     Distributions Reinvested.....................                 579              269
     Redeemed.....................................              (5,327)          (1,843)
                                                            ----------  ---------------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................               4,231            8,363
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed...................................         $   190,079         $205,042
     Distributions Reinvested.....................              11,025            5,049
     Redeemed.....................................            (104,033)         (37,455)
                                                            ----------  ---------------
   Net Increase/Decrease..........................         $    97,071         $172,636
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital.........................         $   295,061+        $197,990
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   Shares:
     Subscribed...................................               4,895           12,495
     Distributions Reinvested.....................                 769              239
     Redeemed.....................................              (3,673)            (875)
                                                            ----------  ---------------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................               1,991           11,859
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed...................................         $    98,965         $257,479
     Distributions Reinvested.....................              14,494            4,461
     Redeemed.....................................             (70,265)         (18,025)
                                                            ----------  ---------------
   Net Increase/Decrease..........................         $    43,194         $243,915
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital.........................         $   301,083+        $257,889
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   Shares:
     Subscribed...................................               2,707            4,675
     Distributions Reinvested.....................                 322              160
     Redeemed.....................................              (1,921)            (671)
                                                            ----------  ---------------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................               1,108            4,164
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed...................................         $    55,323         $ 96,257
     Distributions Reinvested.....................               6,078            2,997
     Redeemed.....................................             (37,066)         (13,993)
                                                            ----------  ---------------
   Net Increase/Decrease..........................         $    24,335         $ 85,261
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital.........................         $   134,054+        $109,719
                                                            ----------  ---------------
                                                            ----------  ---------------

---------------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                   CLASS A
                                          ---------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                          ---------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS           1999#        1998#        1997        1996        1995
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 21.339     $  17.59     $ 14.63     $ 12.89     $ 11.70
                                          --------     --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........        0.006        (0.02)       0.20        0.27        0.27
  Net Realized and Unrealized
    Gain/Loss........................        3.437         4.84        4.05        1.94        1.44
                                          --------     --------     -------     -------     -------
  Total from Investment Operations...        3.443         4.82        4.25        2.21        1.71
                                          --------     --------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income..............           --        (0.03)      (0.20)      (0.27)      (0.28)
  In Excess of Net Investment
    Income...........................           --        (0.00)++    (0.00)++    (0.01)         --
  Net Realized Gain..................       (1.200)       (1.04)      (1.09)      (0.19)      (0.24)
                                          --------     --------     -------     -------     -------
  Total Distributions................       (1.200)       (1.07)      (1.29)      (0.47)      (0.52)
                                          --------     --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......     $ 23.582     $  21.34     $ 17.59     $ 14.63     $ 12.89
                                          --------     --------     -------     -------     -------
                                          --------     --------     -------     -------     -------
TOTAL RETURN (1).....................        17.41%       28.26%      30.68%      17.41%      15.01%
                                          --------     --------     -------     -------     -------
                                          --------     --------     -------     -------     -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $343,004     $220,100     $34,331     $19,674     $20,675
Ratio of Expenses to Average Net
  Assets.............................         1.49%        1.50%       1.50%       1.50%       1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............         0.03%       (0.09)%      1.25%       1.90%       2.29%
Portfolio Turnover Rate..............          283%         207%         73%         41%         23%
---------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $     --     $   0.02     $  0.04     $  0.04     $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....           --         1.58%       1.76%       1.81%       1.96%
  Net Investment Income/Loss to
    Average Net Assets...............           --        (0.18)%      0.98%       1.59%       1.83%
---------------------------------------------------------------------------------------------------

                                                                   CLASS B
                                          ---------------------------------------------------------

                                                 YEAR ENDED JUNE 30,
                                          ---------------------------------         AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS           1999#        1998#        1997        TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 21.196     $  17.59     $ 14.63     $             13.37
                                          --------     --------     -------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........       (0.142)       (0.17)       0.09                    0.15
  Net Realized and Unrealized
    Gain/Loss........................        3.371         4.83        4.05                    1.46
                                          --------     --------     -------                  ------
  Total from Investment Operations...        3.229         4.66        4.14                    1.61
                                          --------     --------     -------                  ------
DISTRIBUTIONS
  Net Investment Income..............           --        (0.01)      (0.09)                  (0.15)
  In Excess of Net Investment
    Income...........................           --        (0.00)++    (0.00)++                (0.01)
  Net Realized Gain..................       (1.200)       (1.04)      (1.09)                  (0.19)
                                          --------     --------     -------                  ------
  Total Distributions................       (1.200)       (1.05)      (1.18)                  (0.35)
                                          --------     --------     -------                  ------
NET ASSET VALUE, END OF PERIOD.......     $ 23.225     $  21.20     $ 17.59     $             14.63
                                          --------     --------     -------                  ------
                                          --------     --------     -------                  ------
TOTAL RETURN (1).....................        16.50%       27.30%      29.77%                  12.29%*
                                          --------     --------     -------                  ------
                                          --------     --------     -------                  ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $341,908     $269,836     $15,331     $             2,485
Ratio of Expenses to Average Net
  Assets.............................         2.24%        2.25%       2.25%                   2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............        (0.72)%      (0.84)%      0.40%                   1.18%
Portfolio Turnover Rate..............          283%         207%         73%                     41%*
---------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $     --     $   0.02     $  0.06     $              0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....           --         2.33%       2.48%                   2.61%
  Net Investment Income/Loss to
    Average Net Assets...............           --        (0.93)%      0.14%                   0.82%
---------------------------------------------------------------------------------------------------

                                                               CLASS C
                             ----------------------------------------------------------------------------
                                                         YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA      ----------------------------------------------------------------------------
AND RATIOS                          1999#           1998#            1997            1996            1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $     21.205    $      17.59    $      14.64    $      12.89    $      11.69
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss..........          (0.142)          (0.17)           0.08            0.16            0.17
  Net Realized and
    Unrealized
    Gain/Loss............           3.373            4.83            4.05            1.94            1.44
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations...........           3.231            4.66            4.13            2.10            1.61
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment
    Income...............              --           (0.01)          (0.09)          (0.15)          (0.17)
  In Excess of Net
    Investment Income....              --           (0.00)++        (0.00)++        (0.01)             --
  Net Realized Gain......          (1.200)          (1.04)          (1.09)          (0.19)          (0.24)
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions....          (1.200)          (1.05)          (1.18)          (0.35)          (0.41)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD.................    $     23.236    $      21.20    $      17.59    $      14.64    $      12.89
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1).........           16.55%          27.28%          29.67%          16.50%          14.13%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)................    $    165,351    $    127,401    $     32,425    $     21,193    $     13,867
Ratio of Expenses to
  Average Net Assets.....            2.24%           2.25%           2.25%           2.25%           2.25%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets.............           (0.72)%         (0.84)%          0.49%           1.17%           1.54%
Portfolio Turnover
  Rate...................             283%            207%             73%             41%             23%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment
    Income/Loss..........    $         --    $       0.02    $       0.04    $       0.04    $       0.05
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets...............              --            2.33%           2.47%           2.58%           2.71%
  Net Investment
    Income/Loss to
    Average Net Assets...              --           (0.92)%          0.22%           0.84%           1.08%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                          CONTINGENT
                                           DEFERRED
                                         SALES CHARGE
                                       ----------------
YEAR OF REDEMPTION                     CLASS B  CLASS C
-------------------------------------  -------  -------
First................................    5.00%  1.00%
Second...............................    4.00%   None
Third................................    3.00%   None
Fourth...............................    2.50%   None
Fifth................................    1.50%   None
Thereafter...........................     None   None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $599,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                        NET
                                    APPRECIATION/
   COST      APPREC.     DEPREC.    DEPRECIATION
  (000)       (000)       (000)        (000)
----------  ----------  ----------  ------------
$  783,848  $  105,035  $  (25,936)  $   79,099

5. Distribution of Income and Gains: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999, approximately $2,810,000 has been reclassified from accumulated net realized gain/loss and approximately $115,000 has been reclassified from paid in capital, totaling approximately $2,925,000 posted to accumulated net investment income/loss.

                                                              ------------------
                                                                    13

                         VAN KAMPEN AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                      CLASS A          AND CLASS C
                  MAX. OPERATING     MAX. OPERATING
 ADVISORY FEE      EXPENSE RATIO      EXPENSE RATIO
---------------  -----------------  -----------------
       0.85%             1.50%              2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $31,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $1,637,168 for Class A shares and deferred sales charges of $11,295, $1,191,362, and $79,195 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $1,731,740,000 and sales of approximately $1,633,241,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

-----------------------

                         VAN KAMPEN AMERICAN VALUE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc. -- Van Kampen American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Value Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                                                              ------------------

                         VAN KAMPEN AMERICAN VALUE FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 5.51%.

The Fund designated and paid $5,760,049 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999 representing their proportionate share of this capital gain distribution.

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of
 Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64121

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

            1 Parkview Plaza / P.O. Box 5555 / Oakbrook Terrace, IL
                         60181-5555 / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                         VAN KAMPEN GLOBAL EQUITY FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12
Report of Independent Accountants.....................................    15
Additional Information................................................    16

MSGL ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, and by 2.3 percent in the second quarter. The expansion was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although it had expressed a bias toward a series of rate increases, May's tame CPI report prompted the Fed to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                         VAN KAMPEN GLOBAL EQUITY FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                       2.4%
France                      10.1%
Germany                      4.6%
Italy                        3.0%
Japan                        9.3%
Netherlands                  4.4%
Spain                        3.5%
Switzerland                  8.9%
United Kingdom              11.0%
United States               33.7%
Short-Term Investment        2.7%
Other                        6.4%

                                                                  TOTAL RETURNS**
                                               -----------------------------------------------------
                                                                    AVERAGE ANNUAL     COMMENCEMENT
                                                   ONE YEAR         SINCE INCEPTION        DATE
                                               -----------------   -----------------   -------------
                                                WITH     WITHOUT    WITH     WITHOUT
                                                SALES     SALES     SALES     SALES
                                               CHARGE*   CHARGE*** CHARGE*   CHARGE***
----------------------------------------------------------------------------------------------------
Class A Shares                                  -1.95%    4.05%     5.43%     9.24%      10/29/97
----------------------------------------------------------------------------------------------------
Class B Shares                                  -1.71%    3.29%     6.17%     8.45%      10/29/97
----------------------------------------------------------------------------------------------------
Class C Shares                                   2.39%    3.39%     8.45%     8.45%      10/29/97
----------------------------------------------------------------------------------------------------
MSCI World Net Dividends Index                    N/A    15.67%      N/A     22.60%           N/A
----------------------------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World Net Dividends Index is an unmanaged index which includes securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS

                                                                             PERCENT OF
SECURITY                                                         COUNTRY     NET ASSETS
------------------------------------------------------------  -------------  ----------
Cie Financiere Richemont AG                                    Switzerland      3.6%
Philip Morris Cos., Inc.                                      United States     3.5%
Albertson's, Inc.                                             United States     3.1%
Nippon Telegraph & Telephone Corp. ADR                            Japan         3.0%
Nestle S.A. (Registered)                                       Switzerland      2.9%

TOP FIVE SECTORS

                          VALUE     PERCENT OF
SECTOR                    (000)     NET ASSETS
---------------------  -----------  ----------
Consumer Goods          $ 227,232      30.9%
Services                  162,862      22.1%
Finance                   131,976      17.9%
Materials                  73,622      10.0%
Energy                     64,180       8.7%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B shares and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Global Equity Fund Class A   MSCI World Net Dividends Index
10/29/97                        $9,500                          $10,000
6/30/98                        $10,495                          $11,321
6/30/99                        $10,923                          $13,095

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD NET DIVIDENDS INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PORTFOLIO MANAGERS RICHARD BOON, PAUL BOYNE, AND FRANCES CAMPION OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. BOON, MR. BOYNE, AND MS. CAMPION HAS BEEN A MEMBER OF THE FUND'S MANAGEMENT TEAM SINCE ITS INCEPTION IN 1996. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

                                                             3------------------

                         VAN KAMPEN GLOBAL EQUITY FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST YEAR?

A: During the third quarter of 1998, continued economic weakness in Asia spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. The defining moment of the period came in mid-August when Russia devalued its currency and defaulted on its debt, sending financial and currency markets worldwide into a tailspin. Paced by the Federal Reserve Board and the European Central Bank (ECB), central banks worldwide lowered interest rates during the fourth quarter of 1998. The interest-rate cuts renewed investor confidence and helped revive stock markets in Europe and the United States.

Global economic recovery became the story of the first half of 1999, as economic activity increased in most regions of the world. The U.S. economy resumed its impressive climb with strong growth and minimal inflation. Meanwhile, declining interest rates and a focus on corporate cost-cutting and other fiscal reforms helped revive many emerging markets, particularly in Asia.

In Europe, the introduction of the euro went smoothly, but economic weakness, particularly in Germany, and the unfavorable interest rates compared to the United States, contributed to its decline since January. Decreased exports to Asia and Russia, as well as reduced trade activity with Eastern European countries led to lower economic growth and falling corporate earnings.

Q:  WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A: We use a value-driven approach and select investments on a company-by-company basis, regardless of country or sector. Thus, we try to identify individual stocks that we believe are undervalued or "on sale." Our primary indicator of value is strong cash flow. We also assess the quality of management and the financial structure of a company. In addition, we analyze the company's market position or franchise relative to the competition to assess whether a catalyst exists that could cause the stock's price to rebound or appreciate to fair value. Because of the economic uncertainty in most global markets, investors generally preferred the more stable earnings associated with large- and mega-cap growth stocks, so our value-oriented strategy underperformed those types of investments.

During most of the period we positioned the Fund defensively in anticipation of continued volatility in the financial markets. As a result, we maintained significant positions in noncyclical industries, which have typically weathered market volatility well. These include consumer staples (such as household goods, beverages, and tobacco), utilities, telecommunications, and food retailing. Throughout most of the period, but primarily in the first three months of 1999, this strategy hindered Fund performance as cyclical stocks outperformed noncyclical stocks. Near the end of the period, however, cyclical stocks rebounded and the Fund benefited.

Another strategy we pursued was to remain underweighted in the United States and Japan. During the period we sold many of our U.S. holdings when they reached what we felt was fair value, which helped benefit the Fund. In Japan, finding undervalued companies was not the problem, but finding high-quality, undervalued companies was more difficult. Our pharmaceutical exposure in Japan has performed particularly well.

Q:  HOW IS THE FUND CURRENTLY POSITIONED?

A: In 1998, the trend was to invest in mega-cap growth stocks based in theUnited States. In 1999, on the other hand, we have seen investor sentiment change. Rising interest rates have benefited cyclical small- and mid-cap stocks, and investors have returned to those areas of the market. In addition, while the U.S. economy continues to flourish due to low inflation, high consumer confidence, and strong consumer spending, the global economy is beginning to recover as well. Japan is showing signs of bottoming and Europe may not be as weak as analysts first thought, as interest rate cuts by the ECB have helped their economies.

As a result, we are underweighted in technology and pharmaceuticals because of concerns about high stock valuations. We have, however, found selective value in Japanese pharmaceuticals like Fujisawa, which has benefited from higher-than-expected profits. Although we are underweighted in banks, we are invested in European regional bank franchises, for example Bank of Ireland.

--------------    4

                         VAN KAMPEN GLOBAL EQUITY FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Finally, we have limited exposure to companies whose businesses involve tradable goods, such as pulp mills, hotels, or container ships. If a business whose primary assets are physical--earns a superior return on its assets, this gives competitors an incentive to create identical or even more up-to-date versions of those assets. This can lead to overcapacity, which transforms superior returns into inferior returns, or even losses. Generally, our strategy is to seek companies that are insulated from world trade because competition is fiercest and deflation most evident among tradable goods. For example, we own Mediaset, which is a leading commercial television broadcaster in Italy. Its business is exclusively domestic with no exposure to tradable goods, it has a strong and hard-to-replicate market position, and it's in the rare situation of being able to increase its prices--and hence potentially revenues and earnings.

Q:  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund's returns suffered during the period due to its underweight position in mega-cap stocks and growth-oriented investments, which outperformed our value-oriented strategy. For Class A shares without sales charge at net asset value, the Fund generated a total return of 4.05 percent(1) for the 12 months ended June 30, 1999. By comparison, the Morgan Stanley Capital International (MSCI) World Net Dividends Index generated a total return of 15.67 percent for the same period. Past performance does not guarantee future results.

Q:  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A: We will remain cautious on the United States because of high stock valuations and concerns about the sustainability of consumer spending due to rising interest rates. In particular, mega-cap stocks in the United States appear vulnerable because of excessive valuations, particularly among pharmaceutical and technology growth stocks, a segment of the market we've tended to avoid. We are also monitoring Europe carefully because expected growth is low.

We believe the coming months will be difficult for companies that do not have unique franchises that can provide pricing power. We will continue to focus on small- and mid-cap stocks that we consider undervalued yet possess solid franchises, strong cash flow, and superior economics. We feel that our strategy of holding such companies will help the Fund over the long term.

Richard Boon       Paul Boyne           Frances Campion
PORTFOLIO MANAGER  PORTFOLIO MANAGER  PORTFOLIO MANAGER

                                                             5------------------

                         VAN KAMPEN GLOBAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                  VALUE
                                                       SHARES     (000)
-----------------------------------------------------------------------

COMMON STOCKS (96.5%)
  AUSTRALIA (0.9%)
    CSR Ltd.......................................  2,291,600  $  6,528
                                                               --------
  BELGIUM (1.0%)
    Delhaize Freres et Cie 'Le Lion' S.A..........     84,360     7,191
                                                               --------
  CANADA (2.4%)
    BCT.Telus Communications, Inc.................    281,524     6,761
    BCT.Telus Communications, Inc. 'A'............     93,841     2,219
    Potash Corp. of Saskatchewan, Inc.............    131,600     6,798
    (a)Renaissance Energy Ltd.....................    130,000     1,746
                                                               --------
                                                                 17,524
                                                               --------
  DENMARK (0.5%)
    Danisco A/S...................................     82,550     3,726
                                                               --------
  FRANCE (10.1%)
    Bongrain S.A..................................     17,664     6,675
    Elf Aquitaine.................................    100,760    14,805
    France Telecom S.A............................    149,900    11,338
    Groupe Danone RFD.............................     54,800    14,146
    Michelin (C.G.D.E.) 'B'.......................     82,420     3,376
    Pernod-Ricard.................................     74,200     4,980
    Rhone-Poulenc S.A. 'A'........................    221,500    10,134
    Scor..........................................    171,450     8,515
                                                               --------
                                                                 73,969
                                                               --------
  GERMANY (3.8%)
    BASF AG.......................................    264,350    11,628
    Bayer AG......................................    138,100     5,753
    Veba AG.......................................    182,400    10,773
                                                               --------
                                                                 28,154
                                                               --------
  IRELAND (2.4%)
    Bank of Ireland...............................    725,436    12,207
    Green Property plc............................    988,900     5,463
                                                               --------
                                                                 17,670
                                                               --------
  ITALY (3.0%)
    Mediaset S.p.A................................  1,029,600     9,164
    Telecom Italia S.p.A..........................  2,326,400    12,635
                                                               --------
                                                                 21,799
                                                               --------
  JAPAN (9.3%)
    Daiichi Pharmaceutical Co., Ltd...............    457,000     7,101
    Fuji Photo Film Co............................    313,000    11,860
    Hitachi Ltd...................................    665,000     6,244
    KAO Corp......................................    607,000    17,074
    Nippon Telegraph & Telephone Corp. ADR........      1,905    22,223
    Sumitomo Marine & Fire Insurance Co...........    626,000     3,781
                                                               --------
                                                                 68,283
                                                               --------
  NETHERLANDS (4.4%)
    ABN Amro Holding N.V..........................    316,300     6,858
    Benckiser N.V. 'B'............................    135,935     7,264
    ING Groep N.V.................................    201,980    10,949
    Philips Electronics N.V.......................     76,728     7,578
                                                               --------
                                                                 32,649
                                                               --------

                                                                  VALUE
                                                       SHARES     (000)
-----------------------------------------------------------------------

  PORTUGAL (0.7%)
    Cimpor-Cimentos de Portugal S.A...............    192,720  $  4,975
                                                               --------
  SPAIN (3.5%)
    Iberdrola S.A.................................    738,500    11,263
    (a)Telefonica de Espana.......................    302,302    14,580
                                                               --------
                                                                 25,843
                                                               --------
  SWEDEN (0.9%)
    Nordbanken Holding AB.........................  1,120,650     6,576
                                                               --------
  SWITZERLAND (8.9%)
    Cie Financiere Richemont AG 'A'...............     13,720    26,437
    Forbo Holding AG (Registered).................     13,100     5,217
    Holderbank Financiere Glarus AG 'B'
      (Bearer)....................................      7,404     8,756
    Nestle S.A. (Registered)......................     11,680    21,084
    Swisscom AG (Registered)......................     10,500     3,958
                                                               --------
                                                                 65,452
                                                               --------
  UNITED KINGDOM (11.0%)
    Allied Domecq plc.............................  1,047,200    10,110
    Blue Circle Industries plc....................    823,750     5,484
    Burmah Castrol plc............................    409,487     7,777
    Imperial Tobacco Group plc....................    665,300     7,262
    Invensys plc..................................  1,447,940     6,858
    Reckitt & Colman plc..........................  1,353,243    14,121
    Royal & Sun Alliance Insurance Group plc......  1,138,911    10,222
    Sainsbury (J) plc.............................  1,479,600     9,336
    Wolseley plc..................................    618,100     4,656
    WPP Group plc.................................    633,000     5,357
                                                               --------
                                                                 81,183
                                                               --------
  UNITED STATES (33.7%)
    Albertson's, Inc..............................    446,418    23,018
    Aluminum Co. of America.......................     68,000     4,208
    (a)BJ's Wholesale Club, Inc...................    273,200     8,213
    Boise Cascade Corp............................    135,900     5,844
    Borg-Warner Automotive, Inc...................    126,450     6,955
    (a)Cadiz Land Co., Inc........................    403,898     3,812
    Chase Manhattan Corp..........................     88,950     7,705
    COMSAT Corp...................................    453,700    14,745
    (a)Data General Corp..........................    522,100     7,603
    Enhance Financial Services Group, Inc.........    393,000     7,762
    FINOVA Group, Inc.............................    192,605    10,136
    (a)GenRad, Inc................................    415,500     8,648
    Georgia-Pacific Corp..........................     79,700     3,776
    Goodrich (B.F.) Co............................    169,200     7,191
    Houghton Mifflin Co...........................    350,963    16,517
    IBP, Inc......................................    200,000     4,750
    MBIA, Inc.....................................    215,110    13,928
    Mellon Bank Corp..............................    312,100    11,353
    (a)NCR Corp...................................     98,900     4,828
    (a)Noble Drilling Corp........................    190,700     3,754
    (a)Ocean Energy, Inc..........................    498,070     4,794
    Pharmacia & Upjohn, Inc.......................     33,200     1,886
    Philip Morris Cos., Inc.......................    640,970    25,759
    Rite Aid Corp.................................    143,400     3,531
    Sears, Roebuck & Co...........................      6,500       290
    Tenneco, Inc..................................    149,400     3,567
    Terra Nova (Bermuda) Holdings Ltd. 'A'........    199,100     5,363

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                  VALUE
                                                       SHARES     (000)
-----------------------------------------------------------------------
  UNITED STATES (CONT.)
    Tupperware Corp...............................    320,400  $  8,170
    Unicom Corp...................................    337,700    13,023
    U.S. Bancorp..................................    105,600     3,590
    UST Corp......................................    124,100     3,754
                                                               --------
                                                                248,473
                                                               --------
TOTAL COMMON STOCKS..........................................   709,995
                                                               --------
PREFERRED STOCK (0.8%)
  GERMANY (0.8%)
    Volkswagen AG.................................    163,600     6,149
                                                               --------
TOTAL LONG-TERM INVESTMENTS (97.3%) (COST $654,745)..........   716,144
                                                               --------

                                                          PAR
                                                        VALUE     VALUE
                                                        (000)     (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
    Chase Securities, Inc., 4.55%, dated 6/30/99,   $  19,800
      due 7/1/99, to be repurchased at $19,803,
      collateralized by $13,255 U.S. Treasury
      Bonds, 11.25%, due 2/15/15, valued at
      $20,426 (COST $19,800).................................  $ 19,800
                                                               --------
TOTAL INVESTMENTS IN SECURITIES (100.0%) (COST $674,545).....   735,944
FOREIGN CURRENCY (0.1%) (COST $1,140)........................     1,139
                                                               --------
TOTAL INVESTMENTS (100.1%) (COST $675,685)...................   737,083
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)................      (873)
                                                               --------
NET ASSETS (100%)............................................  $736,210
                                                               --------
                                                               --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
RFD   --  Ranked for Dividend

--------------------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                             VALUE     PERCENT OF
INDUSTRY                                                                     (000)     NET ASSETS
-------------------------------------------------------------------------  ---------  -------------
Consumer Goods...........................................................  $ 227,232         30.9%
Services.................................................................    162,862         22.1
Finance..................................................................    131,976         17.9
Materials................................................................     73,622         10.0
Energy...................................................................     64,180          8.7
Capital Equipment........................................................     45,847          6.3
Diversified Operations...................................................     10,425          1.4
                                                                           ---------          ---
                                                                           $ 716,144         97.3%
                                                                           ---------          ---
                                                                           ---------          ---

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                          (000)
-----------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Cost $674,545)..................  $735,944
  Foreign Currency (Cost $1,140).....     1,139
  Receivable for:
    Dividends........................     2,320
    Foreign Withholding Tax
     Reclaim.........................       678
    Investments Sold.................       498
    Fund Shares Sold.................       379
    Interest.........................         3
  Deferred Organizational Costs......        15
  Other..............................        90
                                       --------
    Total Assets.....................   741,066
                                       --------
LIABILITIES:
  Payable for:
    Investments Purchased............     1,371
    Fund Shares Redeemed.............     1,175
    Distribution Fees................     1,132
    Investment Advisory Fees.........       605
    Administrative Fees..............       152
    Transfer Agent Fees..............       101
    Custody Fees.....................        96
    Shareholder Reporting Expenses...        88
    Professional Fees................        73
    Bank Overdraft...................        22
    Directors' Fees and Expenses.....        41
                                       --------
    Total Liabilities................     4,856
                                       --------
  NET ASSETS.........................  $736,210
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $     64
  Paid in Capital in Excess of Par...   650,388
  Net Unrealized Appreciation on
    Investments and Foreign Currency
    Translations.....................    61,356
  Accumulated Net Realized Gain......    24,214
  Undistributed Net Investment
    Income...........................       188
                                       --------
NET ASSETS...........................  $736,210
                                       --------
                                       --------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $76,730,861 and
    6,690,456 Shares Outstanding)....  $  11.47
                                       --------
                                       --------
  Maximum Sales Charge...............     5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))....  $  12.17
                                       --------
                                       --------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $596,339,278 and 52,200,891
    Shares Outstanding)*.............  $  11.42
                                       --------
                                       --------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $63,139,799 and 5,527,471 Shares
    Outstanding)*....................  $11.42...
                                       --------
                                       --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                         (000)
----------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $15,474
  Interest...........................    1,303
  Less Foreign Taxes Withheld........   (1,258)
                                       -------
   Total Income......................   15,519
                                       -------
EXPENSES:
  Investment Advisory Fees...........    7,424
  Distribution Fees (Attributed to
    Classes A, B, and C of $191,
    $6,007, and $657,
    respectively)....................    6,855
  Administrative Fees................    1,867
  Shareholder Reports................      311
  Transfer Agent Fees................      264
  Custodian Fees.....................      214
  Professional Fees..................      115
  Filing and Registration fees.......       75
  Amortization of Organizational
    Costs............................       38
  Directors' Fees and Expenses.......       32
  Other..............................       33
                                       -------
   Total Expenses....................   17,228
                                       -------
Net Investment Income/Loss...........   (1,709)
                                       -------
NET REALIZED GAIN/LOSS ON:
  Investments........................   24,305
  Foreign Currency Transactions......     (535)
                                       -------
   Net Realized Gain/Loss............   23,770
                                       -------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............   61,355
                                       -------
  End of the Period:
    Investments......................   61,399
    Foreign Currency Translations....      (43)
                                       -------
                                        61,356
                                       -------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................        1
                                       -------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   23,771
                                       -------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $22,062
                                       -------
                                       -------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         OCTOBER 29, 1997*
                                                            YEAR ENDED                  TO
                                                         JUNE 30, 1999       JUNE 30, 1998
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $    (1,709)        $       844
  Net Realized Gain/Loss..........................              23,770               1,689
  Net Unrealized Appreciation/Depreciation........                   1              61,355
                                                              --------            --------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................              22,062              63,888
                                                              --------            --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A.........................................                (532)                (88)
  Class B.........................................                (472)               (188)
  Class C.........................................                 (52)                (18)
  In Excess of Net Investment Income:
  Class A.........................................                 (94)                 --
  Class B.........................................                 (83)                 --
  Class C.........................................                  (9)                 --
                                                              --------            --------
                                                                (1,242)               (294)
                                                              --------            --------
  Net Realized Gain:
  Class A.........................................                 (97)                 --
  Class B.........................................                (796)                 --
  Class C.........................................                 (87)                 --
                                                              --------            --------
                                                                  (980)                 --
                                                              --------            --------
  Net Decrease in Net Assets Resulting from
    Distributions.................................              (2,222)               (294)
                                                              --------            --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................             166,640             739,265
  Distributions Reinvested........................               2,068                 276
  Redeemed........................................            (225,647)            (29,826)
                                                              --------            --------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............             (56,939)            709,715
                                                              --------            --------
  Total Increase/Decrease in Net Assets...........             (37,099)            773,309
NET ASSETS--Beginning of Period...................             773,309                  --
                                                              --------            --------
NET ASSETS--End of Period (Including undistributed
  net investment income of $188 and $1,301,
  respectively)...................................         $   736,210         $   773,309
                                                              --------            --------
                                                              --------            --------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed...................................               7,057               7,876
     Distributions Reinvested.....................                  60                   8
     Redeemed.....................................              (7,666)               (645)
                                                              --------            --------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................                (549)              7,239
                                                              --------            --------
                                                              --------            --------
   Dollars:
     Subscribed...................................         $    76,578         $    81,031
     Distributions Reinvested.....................                 652                  78
     Redeemed.....................................             (82,720)             (7,009)
                                                              --------            --------
   Net Increase/Decrease..........................         $    (5,490)        $    74,100
                                                              --------            --------
                                                              --------            --------
   Ending Paid in Capital.........................         $    68,606+        $    74,096
                                                              --------            --------
                                                              --------            --------
   Class B:
--------------------------------------------------
   Shares:
     Subscribed...................................               7,094              57,900
     Distributions Reinvested.....................                 118                  19
     Redeemed.....................................             (11,280)             (1,650)
                                                              --------            --------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................              (4,068)             56,269
                                                              --------            --------
                                                              --------            --------
   Dollars:
     Subscribed...................................         $    75,705         $   588,891
     Distributions Reinvested.....................               1,280                 180
     Redeemed.....................................            (120,388)            (17,780)
                                                              --------            --------
   Net Increase/Decrease..........................         $   (43,403)        $   571,291
                                                              --------            --------
                                                              --------            --------
   Ending Paid in Capital.........................         $   527,856+        $   571,259
                                                              --------            --------
                                                              --------            --------
   Class C:
--------------------------------------------------
   Shares:
     Subscribed...................................               1,344               6,752
     Distributions Reinvested.....................                  13                   2
     Redeemed.....................................              (2,112)               (472)
                                                              --------            --------
   Net Increase in Class C Shares Outstanding.....                (755)              6,282
                                                              --------            --------
                                                              --------            --------
   Dollars:
     Subscribed...................................         $    14,357         $    69,343
     Distributions Reinvested.....................                 136                  18
     Redeemed.....................................             (22,539)             (5,037)
                                                              --------            --------
   Net Increase/Decrease..........................         $    (8,046)        $    64,324
                                                              --------            --------
                                                              --------            --------
   Ending Paid in Capital.........................         $    56,274+        $    64,320
                                                              --------            --------
                                                              --------            --------
---------------
* Commencement of operations
+ Ending Paid in Capital amounts do not reflect
  permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           CLASS A                                   CLASS B
                                            --------------------------------------    --------------------------------------
                                                   YEAR ENDED    OCTOBER 29, 1997*           YEAR ENDED    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS             JUNE 30, 1999#     TO JUNE 30, 1998       JUNE 30, 1999#     TO JUNE 30, 1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $          11.122    $           10.00    $          11.076    $           10.00
                                                      -------              -------             --------             --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss............                0.047                 0.06               (0.033)                0.01
  Net Realized and Unrealized
    Gain/Loss...........................                0.404                 1.08                0.405                 1.07
                                                      -------              -------             --------             --------
  Total From Investment Operations......                0.451                 1.14                0.372                 1.08
                                                      -------              -------             --------             --------
DISTRIBUTIONS
  Net Investment Income.................               (0.076)               (0.02)              (0.008)                  --
  In Excess of Net Investment Income....               (0.014)                  --               (0.002)                  --
  Net Realized Gain.....................               (0.014)                  --               (0.014)                  --
                                                      -------              -------             --------             --------
  Total Distributions...................               (0.104)               (0.02)              (0.024)                  --
                                                      -------              -------             --------             --------
NET ASSET VALUE, END OF PERIOD..........    $          11.469    $           11.12    $          11.424    $           11.08
                                                      -------              -------             --------             --------
                                                      -------              -------             --------             --------
TOTAL RETURN (1)........................                 4.05%               11.38%**              3.29%               10.84%**
                                                      -------              -------             --------             --------
                                                      -------              -------             --------             --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......    $          76,731    $          80,508    $         596,339    $         623,229
Ratio of Expenses to Average Net
  Assets................................                 1.65%                1.70%                2.40%                2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................                 0.44%                0.88%               (0.31)%               0.12%
Portfolio Turnover Rate.................                   40%                   4%**                40%                   4%**

                                                         CLASS C
                                          --------------------------------------
                                                 YEAR ENDED    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1999#     TO JUNE 30, 1998
----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $          11.075    $           10.00
                                                    -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss............             (0.034)                0.01
  Net Realized and Unrealized
    Gain/Loss...........................              0.406                 1.06
                                                    -------              -------
  Total From Investment Operations......              0.372                 1.07
                                                    -------              -------
DISTRIBUTIONS
  Net Investment Income.................             (0.008)                  --
  In Excess of Net Investment Income....             (0.002)                  --
  Net Realized Gain.....................             (0.014)                  --
                                                    -------              -------
  Total Distributions...................             (0.024)                  --
                                                    -------              -------
NET ASSET VALUE, END OF PERIOD..........  $          11.423    $           11.07
                                                    -------              -------
                                                    -------              -------
TOTAL RETURN (1)........................               3.39%               10.74%**
                                                    -------              -------
                                                    -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......  $          63,140    $          69,572
Ratio of Expenses to Average Net
  Assets................................               2.40%                2.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................              (0.32)%               0.13%
Portfolio Turnover Rate.................                 40%                   4%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED
                                                     SALES CHARGE
                                               ------------------------
YEAR OF REDEMPTION                               CLASS B      CLASS C
---------------------------------------------  -----------  -----------
First........................................       5.00%        1.00%
Second.......................................       4.00%         None
Third........................................       3.00%         None
Fourth.......................................       2.50%         None
Fifth........................................       1.50%         None
Thereafter...................................        None         None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income and expenses transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

-----------------------
          12

                         VAN KAMPEN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999 for U.S. Federal income tax purposes, net currency losses of approximately $147,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                      NET
                                 APPRECIATION/
  COST      APPREC.    DEPREC.   DEPRECIATION
  (000)      (000)      (000)        (000)
---------  ---------  ---------  -------------
$ 674,545  $ 104,455  $(43,056)    $  61,399

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $2,284,000 has been reclassified from paid in capital in excess of par with $1,838,000 posted to undistributed net investment income and $446,000 posted to accumulated net realized gain.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                       CLASS A            AND CLASS C
                   MAX. OPERATING       MAX. OPERATING
 ADVISORY FEE       EXPENSE RATIO        EXPENSE RATIO
---------------  -------------------  -------------------
        1.00%              1.80%                2.55%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $35,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the

                                                              ------------------
                                                                    13

                         VAN KAMPEN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $431,221 for Class A shares and deferred sales charges of $40,909, $2,591,742, and $53,302 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $49,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $106,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $287,379,000 and sales of approximately $318,704,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

-----------------------

                         VAN KAMPEN GLOBAL EQUITY FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                                                              ------------------

                         VAN KAMPEN GLOBAL EQUITY FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 74.78%.

For the year ended June 30, 1999, the Fund intends to pass through foreign tax credits of $1,258,328 and has derived gross income from sources within foreign countries amounting to $9,311,055.

The Fund designated and paid $1,000 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999 representing their proportionate share of this capital gain distribution.

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean
 Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Retired, Formerly Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                               [VAN KAMPEN FUNDS]

       1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL 60181-5555
                               - www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     7
Statement of Operations...............................................     8
Statement of Changes in Net Assets....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    11
Report of Independent Accountants.....................................    14
Additional Information................................................    15

MSAE ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

INTEREST RATES AND INFLATION
JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                24.3%
Communication Services       12.1%
Consumer Cyclicals           13.6%
Consumer Staples              7.7%
Financial                     3.0%
Health Care                  13.0%
Technology                   20.2%
Utilities                     2.5%
Short Term Investment         2.6%
Other                         1.0%

                                                    TOTAL RETURNS**
                        ------------------------------------------------------------------------
                                                        AVERAGE ANNUAL
                                ONE YEAR                SINCE INCEPTION        COMMENCEMENT DATE
                        ------------------------  ---------------------------  -----------------
                                      WITHOUT
                        WITH SALES     SALES       WITH SALES   WITHOUT SALES
                         CHARGE*     CHARGE***      CHARGE*       CHARGE***
------------------------------------------------------------------------------------------------
Class A Shares              18.35 %      25.57  %      28.61  %      30.80   %        1/2/96
------------------------------------------------------------------------------------------------
Class B Shares              19.59 %      24.59  %      29.48  %      29.85   %        1/2/96
------------------------------------------------------------------------------------------------
Class C Shares              23.67 %      24.67  %      29.85  %      29.85   %        1/2/96
------------------------------------------------------------------------------------------------
Lipper Capital
Appreciation Index            N/A        20.28  %        N/A         20.11   %           N/A
------------------------------------------------------------------------------------------------
S&P 500 Index                 N/A        22.75  %        N/A         27.73   %           N/A
------------------------------------------------------------------------------------------------

The Lipper Capital Appreciation Fund Index is a composite of mutual funds managed for maximum capital gains. The Standard & Poor's 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS
                                                   PERCENT OF
SECURITY                           SECTOR          NET ASSETS
--------------------------  --------------------  -------------
Tyco International Ltd.        Manufacturing
                               (Diversified)             7.8%
General Electric Co.        Electrical Equipment         5.8%
Cisco Systems, Inc.              Computers
                                (Networking)             5.5%
Microsoft Corp.             Computers (Software
                                & Services)              4.7%
Abercrombie & Fitch Co.      Retail (Specialty)
 'A'                                                     4.3%

TOP FIVE SECTORS
                                  VALUE     PERCENT OF
SECTOR                            (000)     NET ASSETS
------------------------------  ---------  -------------
Capital Goods                   $  67,344        24.3%
Technology                         55,986        20.2%
Consumer Cyclicals                 37,691        13.6%
Health Care                        36,134        13.0%
Communication Services             33,507        12.1%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Aggressive Equity      Lipper Capital
                Fund Class A  Appreciation Index    S&P 500 Index
1/02/96              $10,000             $10,000          $10,000
6/30/96               $9,500             $10,000          $10,000
6/30/97              $11,480             $10,950          $11,009
6/30/98              $14,801             $12,578          $14,829
6/30/99              $24,083             $19,025          $23,482

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WE RECENTLY SPOKE TO THE MANAGEMENT TEAM OF THE VAN KAMPEN AGGRESSIVE EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. SINCE 1998 THE FUND'S MANAGEMENT TEAM HAS INCLUDED PHIL W. FRIEDMAN, WILLIAM S. AUSLANDER, AND KENNY RADER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD ENDED JUNE 30, 1999.

Q: CAN YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?

A: It was a volatile 12 months for stock investors. The stock market began the reporting period on a positive note with the Dow Jones Industrial Average setting a then-record high in July 1998. Trouble was on the horizon, however, as investors feared disappointing corporate earnings reports and other effects of international economic troubles. By the end of August, the Dow had fallen 19 percent from its high.

                                                             3------------------

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
INVESTMENT OVERVIEW  (CONT.)

--------------------------------------------------------------------------------

Following a series of interest-rate cuts by the Federal Reserve Board, U.S. companies began to report better-than-expected earnings, reassuring investors that the U.S. economy, though slowing, was still fundamentally sound. These events helped place the stock market on an upward trend that continued through the rest of the reporting period. In the second quarter of 1999, enthusiasm for large, growth-oriented stocks began to subside as investors felt more confident looking beyond the perceived stability of growth stocks. As a result, traditional value stocks in cyclical sectors such as basic materials, energy, and producer manufacturing, began to outperform growth stocks for the first time in several years.

Q: HOW DID THIS SHIFT FROM GROWTH TO VALUE AFFECT THE FUND, WHICH INVESTS PREDOMINANTLY IN GROWTH COMPANIES?

A: We fared relatively well during the shift, largely because the Fund invested in some "less traditional" growth companies that helped spare us the brunt of growth's recent underperformance. These companies, which included firms such as Tyco International and United Technologies, are expected to grow at healthy rates but lack the premiums being paid for more familiar names such as Microsoft, General Electric, or Cisco. We did invest in these and other "classic" growth stocks, but our willingness to expand our conception of what constitutes a growth company definitely helped our results.

Q: HOW DID YOU SELECT THE INVESTMENTS IN THE FUND?

A: As always, we continued to take advantage of the Fund's flexibility, which enables us to invest up to 25 percent of the Fund's total assets in a particular stock if we have a great deal of conviction that it may outperform. As a result, the performance of individual securities can have a significant impact on the Fund's overall return during the reporting period. In other words, the more we own of a company, the more its stock performance will affect how the Fund performs.

Q: WHAT STOCKS MOST HELPED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A: AT&T, which appreciated 43 percent during the period, made the greatest contribution to the Fund's return. In recent years, AT&T has undergone a dramatic transformation from a mature, slow-growth company to a dynamic, high-growth enterprise. The company's chief executive, Michael Armstrong, has used the cash flow generated by AT&T's reliable long-distance business to enter into exciting growth areas such as Internet, broadband, and wireless communications.

Associated Group, a holding company with considerable media and telecommunications assets, was another of the Fund's best performers. We viewed this company as both a growth opportunity and an "asset play"--meaning we felt the stock's market price vastly understated the value of the company's assets.

The Fund's performance also benefited from investments in Nielsen Media, the leading provider of television rating services in the U.S. and Canada, and Montana Power, a utility company that does much of its business in the telecommunications area.

Q: MANY GROWTH FUNDS ARE HEAVILY INVESTED IN THE INTERNET. HOW DID YOU TAKE ADVANTAGE OF THIS AREA OF THE MARKET?

A: We are very excited about the Internet, a technological innovation that will continue to change the world. However, we are also concerned about the high valuations of pure Internet companies-- commonly referred to as the "dot-coms"--and believe that the risk involved with investing in these businesses is substantial and difficult to quantify. We prefer to take advantage of this growth area by investing in more traditional companies that are positioned to benefit from the Internet boom--for example, Cisco Systems, which makes the routers that enable Internet connections. This company performed very well for the Fund during the last 12 months, boosting our total return.

Another indirect approach to Internet investing can be found in Clear Channel Communications, which specializes in radio, television, and outdoor advertising. This was another successful investment during the reporting period. Although some investors are concerned that the Internet will divert advertising dollars from traditional media, we believe that the lack of barriers to entry on the Internet will force these new companies to use traditional media to increase traffic on their Web sites.

Of course, not all the stocks in the Fund performed as well as those mentioned here, nor is there any guarantee that they'll continue to do so in the future.

--------------    4

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Q: WHAT STOCKS HURT THE FUND'S PERFORMANCE?

A: Because we are able to hold concentrated positions in those stocks in which we have the most confidence, the Fund's return can be hurt by underperformance on a security by security basis. Along those lines, Continental Airlines had the single largest negative impact on the Fund during the last 12 months. This company did not fare well during the third-quarter market drop. Airline stocks have typically been very sensitive to the economy, so during that time people were eager to sell stocks like Continental that were vulnerable to market weakness. We gradually eliminated our position in this company, but not before it could drag the Fund's return substantially.

Case, which manufactures farm equipment machinery, also did not meet our expectations during the reporting period. The company's stock performed poorly as a result of weak Asian demand for its products and a subsequent decline in food commodity prices. The severity of this decline in food prices was followed by reductions in earnings estimates for the company.

Franchise and membership marketing company Cendant was another business whose stock performance was a disappointment. Following the announcement of Cendant's accounting irregularities, disclosed in April 1998, we continued to hold the stock, as we were cautiously optimistic that the company would recover. This did not happen as quickly as we had hoped, leading us to eliminate our position--though not soon enough to escape some damage to the Fund's return.

Q: SO, HOW DID THE FUND PERFORM DURING THE 12-MONTH REPORTING PERIOD?

A: It was a tale of two periods: the third quarter was very difficult for the Fund due to the stock market decline, but the Fund's subsequent performance was very positive. We attribute this to our stock selection and portfolio management, which enabled the Fund to weather the market's shift from growth to value.

Overall, the Fund achieved a 12-month total return of 25.57 percent (Class A shares at net asset value) as of June 30, 1999. By comparison, the Standard & Poor's 500 Index returned 22.75 percent, while the Lipper Capital Appreciation Fund Index, which more closely resembles the Fund, returned 20.28 percent. Past performance is no guarantee of future results.

Q: WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT SIX MONTHS?

A: We rarely make predictions about the market environment, as we prefer to focus our energies on learning more about the stocks we own, as well as the stocks we may wish to own in the future. Our management team is committed to a "bottom-up" stock-selection strategy--before investing, we look at companies individually and seek to understand everything we can about them. Despite market volatility, we have confidence that our investment strategy and our research staff will help uncover those stocks that we believe will enhance the Fund's performance. We can't guarantee that all of our investments will turn out as planned, but our discipline is designed to make our disappointments as small as possible.

Philip Friedman              William S. Auslander         Kenny Rader
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                                             5------------------

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                  VALUE
                                       SHARES     (000)
-------------------------------------------------------

COMMON STOCKS (96.4%)
  CAPITAL GOODS (24.3%)
    AEROSPACE/DEFENSE (1.0%)
       (a)Gulfstream Aerospace
         Corp........................  42,600  $  2,878
                                               --------
    ELECTRICAL EQUIPMENT (5.8%)
       General Electric Co...........  141,200   15,956
                                               --------
    MANUFACTURING (DIVERSIFIED) (14.0%)
       Textron, Inc..................  77,500     6,379
       Tyco International Ltd........  227,900   21,594
       United Technologies Corp......  152,500   10,932
                                               --------
                                                 38,905
                                               --------
    OFFICE EQUIPMENT & SUPPLIES (3.5%)
       Pitney Bowes, Inc.............  149,500    9,605
                                               --------
  TOTAL CAPITAL GOODS........................    67,344
                                               --------
  COMMUNICATION SERVICES (12.1%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS)
    (5.0%)
       (a)Associated Group, Inc.
         'A'.........................  39,200     2,553
       (a)Associated Group, Inc.
         'B'.........................  174,100   11,349
                                               --------
                                                 13,902
                                               --------
    TELECOMMUNICATIONS (LONG DISTANCE) (4.4%)
       American Telephone & Telegraph
         Co..........................  35,675     1,991
       (a)MCI WorldCom, Inc..........  116,900   10,083
                                               --------
                                                 12,074
                                               --------
    TELEPHONE (2.7%)
       Bell Atlantic Corp............  115,200    7,531
                                               --------
  TOTAL COMMUNICATION SERVICES...............    33,507
                                               --------
  CONSUMER CYCLICALS (13.6%)
    RETAIL (BUILDING SUPPLIES) (2.4%)
       Home Depot, Inc...............  103,400    6,663
                                               --------
    RETAIL (GENERAL MERCHANDISE) (3.1%)
       (a)Costco Cos., Inc...........  106,000    8,486
                                               --------
    RETAIL (SPECIALTY) (6.1%)
       (a)Abercrombie & Fitch Co.
         'A'.........................  250,000   12,000
       Gap, Inc......................  98,475     4,961
                                               --------
                                                 16,961
                                               --------
    SERVICES (COMMERCIAL & CONSUMER) (2.0%)
       (a)Nielsen Media Research,
         Inc.........................  190,800    5,581
                                               --------
  TOTAL CONSUMER CYCLICALS...................    37,691
                                               --------
  CONSUMER STAPLES (7.7%)
    BROADCASTING (TV, RADIO, & CABLE) (5.3%)
       (a)AT&T Corp. Liberty Media
         'A'.........................  57,400     2,109
       (a)Chancellor Media Corp.
         'A'.........................  48,300     2,663
       (a)Clear Channel
         Communications, Inc.........  141,400    9,748
                                               --------
                                                 14,520
                                               --------
    FOODS (1.2%)
       (a)Keebler Foods Co...........  111,600    3,390
                                               --------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (1.2%)
       Procter & Gamble Co...........  38,400     3,427
                                               --------
  TOTAL CONSUMER STAPLES.....................    21,337
                                               --------
  FINANCIAL (3.0%)
    BANKS (MAJOR REGIONAL) (1.6%)
       Bank of New York Co., Inc.....  121,600    4,461
                                               --------

                                                  VALUE
                                       SHARES     (000)
-------------------------------------------------------

    FINANCIAL (DIVERSIFIED) (1.4%)
       Citigroup, Inc................  82,500  $  3,919
                                               --------
  TOTAL FINANCIAL............................     8,380
                                               --------
  HEALTH CARE (13.0%)
    HEALTH CARE (DIVERSIFIED) (6.7%)
       Bristol-Myers Squibb Co.......  116,300    8,192
       Warner-Lambert Co.............  151,000   10,476
                                               --------
                                                 18,668
                                               --------
    HEALTH CARE (DRUGS--GENERIC & OTHERS)
    (2.7%)
       (a)Amgen, Inc.................  123,800    7,536
                                               --------
    HEALTH CARE (DRUGS--MAJOR
    PHARMACEUTICALS) (3.6%)
       Pfizer, Inc...................  37,700     4,137
       Schering-Plough Corp..........  109,300    5,793
                                               --------
                                                  9,930
                                               --------
  TOTAL HEALTH CARE..........................    36,134
                                               --------
  TECHNOLOGY (20.2%)
    COMMUNICATION EQUIPMENT (4.1%)
       (a)American Tower Corp. 'A'...  245,900    5,902
       Motorola, Inc.................  56,700     5,372
                                               --------
                                                 11,274
                                               --------
    COMPUTERS (NETWORKING) (5.5%)
       (a)Cisco Systems, Inc.........  235,600   15,196
                                               --------
    COMPUTERS (SOFTWARE & SERVICES) (6.6%)
       (a)America Online, Inc........  35,700     3,945
       (a)Juniper Networks, Inc......  7,700      1,147
       (a)Microsoft Corp.............  145,700   13,141
                                               --------
                                                 18,233
                                               --------
    ELECTRONICS (SEMICONDUCTORS) (2.0%)
       Intel Corp....................  95,400     5,676
                                               --------
    EQUIPMENT (SEMICONDUCTORS) (2.0%)
       (a)Applied Materials, Inc.....  75,900     5,607
                                               --------
  TOTAL TECHNOLOGY...........................    55,986
                                               --------
  UTILITIES (2.5%)
    ELECTRIC COMPANIES (2.5%)
       Montana Power Co..............  98,200     6,923
                                               --------
TOTAL LONG-TERM INVESTMENTS (96.4%) (COST
$228,806)....................................   267,302
                                               --------
                                          PAR
                                        VALUE
                                        (000)
                                       ------
SHORT-TERM INVESTMENT (2.6%)
  REPURCHASE AGREEMENT (2.6%)
       Chase Securities, Inc., 4.55%,  $7,218
         dated 6/30/99, due 7/1/99,
         to be repurchased at $7,219
         collateralized by $6,705
         U.S. Treasury Bonds, 7.25%,
         due 5/15/16, valued at
         $7,452 (COST $7,218)........             7,218
  TOTAL INVESTMENTS (99.0%) (COST $236,024)     274,520
                                               --------
OTHER ASSETS IN EXCESS OF LIABILITIES
  (1.0%).....................................     2,687
                                               --------
NET ASSETS (100%)............................  $277,207
                                               --------
                                               --------

---------------

(a)   --  Non-income producing security

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                          (000)
-----------------------------------------------
ASSETS:
  Investments at Value (Cost
    $236,024)........................  $274,520
  Receivable for:
    Investments Sold.................     4,394
    Fund Shares Sold.................     1,909
    Dividends........................        65
    Interest.........................         1
  Deferred Organizational Costs......        15
  Other..............................        11
                                       --------
    Total Assets.....................   280,915
                                       --------
LIABILITIES:
  Payable for:
    Investments Purchased............     2,163
    Fund Shares Redeemed.............       853
    Distribution Fees................       348
    Investment Advisory Fees.........       148
    Administrative Fees..............        54
    Transfer Agent Fees..............        46
    Shareholder Reporting Expenses...        33
    Professional Fees................        28
    Directors' Fees and Expenses.....        15
    Custody Fees.....................        13
  Other..............................         7
                                       --------
    Total Liabilities................     3,708
                                       --------
  NET ASSETS.........................  $277,207
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $     12
  Paid in Capital in Excess of Par...   221,070
  Unrealized Appreciation on
    Investments......................    38,496
  Accumulated Net Realized Gain......    17,644
  Accumulated Net Investment Loss....       (15)
                                       --------
NET ASSETS...........................  $277,207
                                       --------
                                       --------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $73,828,526 and
    3,212,182 Shares Outstanding)....  $  22.98
                                       --------
                                       --------
  Maximum Sales Charge...............     5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))....  $  24.38
                                       --------
                                       --------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $176,188,744 and 7,872,472 Shares
    Outstanding)*....................  $  22.38
                                       --------
                                       --------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $27,189,247 and 1,215,821 Shares
    Outstanding)*....................  $  22.36
                                       --------
                                       --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                         (000)
----------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $ 1,309
  Interest...........................      431
                                       -------
   Total Income......................    1,740
                                       -------
EXPENSES:
  Investment Advisory Fees...........    2,068
  Distribution Fees (Attributed to
    Classes A, B, and C of $155,
    $1,433, and $244,
    respectively)....................    1,832
  Administrative Fees................      579
  Transfer Agent Fees................      157
  Custodian Fees.....................       96
  Shareholder Reports................       90
  Filing and Registration Fees.......       52
  Professional Fees..................       49
  Directors' Fees and Expenses.......       11
  Amortization of Organizational
    Costs............................       11
  Other..............................        8
                                       -------
   Total Expenses....................    4,953
   Less Expense Reductions...........     (252)
                                       -------
   Net Expenses......................    4,701
                                       -------
   Net Investment Income/Loss........   (2,961)
                                       -------
NET REALIZED GAIN/LOSS ON:
  Investments........................   24,769
  Securities Sold Short..............     (176)
                                       -------
   Net Realized Gain/Loss............   24,593
                                       -------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............    6,123
                                       -------
  End of the Period
   Investments.......................   38,496
                                       -------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   32,373
                                       -------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   56,966
                                       -------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $54,005
                                       -------
                                       -------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1999    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $    (2,961)        $ (1,097)
  Net Realized Gain/Loss..........................              24,593           23,029
  Net Unrealized Appreciation/Depreciation........              32,373            2,644
                                                              --------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................              54,005           24,576
                                                              --------  ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A.........................................              (4,962)          (3,187)
  Class B.........................................             (11,751)          (5,696)
  Class C.........................................              (2,021)          (1,157)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions.................................             (18,734)         (10,040)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................              95,378          171,376
  Distributions Reinvested........................              17,353            9,563
  Redeemed........................................             (90,199)         (42,384)
                                                              --------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............              22,532          138,555
                                                              --------  ---------------
  Total Increase/Decrease in Net Assets...........              57,803          153,091
NET ASSETS--Beginning of Period...................             219,404           66,313
                                                              --------  ---------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(15) and $(4),
  respectively)...................................         $   277,207         $219,404
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A
   Shares:
     Subscribed...................................               1,623            3,038
     Distributions Reinvested.....................                 266              177
     Redeemed.....................................              (1,877)          (1,340)
                                                              --------  ---------------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................                  12            1,875
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed...................................         $    31,396         $ 59,406
     Distributions Reinvested.....................               4,594            3,064
     Redeemed.....................................             (34,991)         (26,003)
                                                              --------  ---------------
   Net Increase/Decrease..........................         $       999         $ 36,467
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital.........................         $    57,462+        $ 56,463
                                                              --------  ---------------
                                                              --------  ---------------
   CLASS B:
   Shares:
     Subscribed...................................               2,694            4,818
     Distributions Reinvested.....................                 650              314
     Redeemed.....................................              (2,106)            (539)
                                                              --------  ---------------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................               1,238            4,593
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed...................................         $    50,034         $ 92,956
     Distributions Reinvested.....................              10,965            5,363
     Redeemed.....................................             (38,411)         (10,091)
                                                              --------  ---------------
   Net Increase/Decrease..........................         $    22,588         $ 88,228
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital.........................         $   142,680+        $120,092
                                                              --------  ---------------
                                                              --------  ---------------
   CLASS C:
   Shares:
     Subscribed...................................                 744              982
     Distributions Reinvested.....................                 106               67
     Redeemed.....................................                (900)            (343)
                                                              --------  ---------------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................                 (50)             706
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed...................................         $    13,948         $ 19,014
     Distributions Reinvested.....................               1,794            1,136
     Redeemed.....................................             (16,797)          (6,290)
                                                              --------  ---------------
   Net Increase/Decrease..........................         $    (1,055)        $ 13,860
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital.........................         $    20,928+        $ 21,983
                                                              --------  ---------------
                                                              --------  ---------------

---------------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                CLASS A
                                          ----------------------------------------------------
                                                YEAR ENDED JUNE 30,
                                          -------------------------------     JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS         1999 #      1998 #        1997     TO JUNE 30, 1996
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $20.007     $ 16.98     $ 14.40     $          12.00
                                          -------     -------     -------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........      (0.141)      (0.07)       0.01                 0.06
  Net Realized and Unrealized
    Gain/Loss........................       4.712        5.03        3.95                 2.40
                                          -------     -------     -------               ------
  Total From Investment Operations...       4.571        4.96        3.96                 2.46
                                          -------     -------     -------               ------
DISTRIBUTIONS
  Net Investment Income..............          --          --       (0.03)               (0.06)
  Net Realized Gain..................      (1.594)      (1.93)      (1.35)                  --
                                          -------     -------     -------               ------
  Total Distributions................      (1.594)      (1.93)      (1.38)               (0.06)
                                          -------     -------     -------               ------
NET ASSET VALUE, END OF PERIOD.......     $22.984     $ 20.01     $ 16.98     $          14.40
                                          -------     -------     -------               ------
                                          -------     -------     -------               ------
TOTAL RETURN (1).....................       25.57%      30.93%      28.93%               20.52%**
                                          -------     -------     -------               ------
                                          -------     -------     -------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $73,829     $64,035     $22,521     $          5,382
Ratio of Expenses to Average Net
  Assets.............................        1.50%       1.50%       1.57%                2.03%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............       (0.73)%     (0.37)%     (0.04)%               1.22%
Portfolio Turnover Rate..............         282%        308%        241%                 204%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $  0.02     $  0.04     $  0.02     $           0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        1.61%       1.71%       2.38%                3.26%
  Net Investment Income/Loss to
    Average Net Assets...............       (0.84)%     (0.59)%     (0.85)%              (0.01)%
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short...........        1.50%       1.50%       1.50%                1.50%
----------------------------------------------------------------------------------------------

                                                                 CLASS B
                                          ------------------------------------------------------
                                                 YEAR ENDED JUNE 30,
                                          ---------------------------------     JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS          1999 #       1998 #        1997     TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 19.670     $  16.85     $ 14.38     $          12.00
                                          --------     --------     -------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........       (0.282)       (0.21)      (0.02)                0.03
  Net Realized and Unrealized
    Gain/Loss........................        4.586         4.96        3.86                 2.39
                                          --------     --------     -------               ------
  Total From Investment Operations...        4.304         4.75        3.84                 2.42
                                          --------     --------     -------               ------
DISTRIBUTIONS
  Net Investment Income..............           --           --       (0.02)               (0.04)
  Net Realized Gain..................       (1.594)       (1.93)      (1.35)                  --
                                          --------     --------     -------               ------
  Total Distributions................       (1.594)       (1.93)      (1.37)               (0.04)
                                          --------     --------     -------               ------
NET ASSET VALUE, END OF PERIOD.......     $ 22.380     $  19.67     $ 16.85     $          14.38
                                          --------     --------     -------               ------
                                          --------     --------     -------               ------
TOTAL RETURN (1).....................        24.59%       29.94%      28.01%               20.18%**
                                          --------     --------     -------               ------
                                          --------     --------     -------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $176,189     $130,497     $34,382     $          2,426
Ratio of Expenses to Average Net
  Assets.............................         2.25%        2.25%       2.32%                2.67%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............        (1.50)%      (1.11)%     (0.83)%               0.43%
Portfolio Turnover Rate..............          282%         308%        241%                 204%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $   0.02     $   0.04     $  0.02     $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....         2.36%        2.47%       2.88%                3.79%
  Net Investment Income/Loss to
    Average Net Assets...............        (1.61)%      (1.34)%     (1.43)%              (0.69)%
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short...........         2.25%        2.25%       2.25%                2.25%
----------------------------------------------------------------------------------------------

                                                                CLASS C
                                          ----------------------------------------------------
                                                YEAR ENDED JUNE 30,
                                          -------------------------------     JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS          1999 #      1998 #       1997     TO JUNE 30, 1996
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 19.655     $ 16.83     $14.37     $          12.00
                                          --------     -------     ------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........       (0.278)      (0.21)     (0.06)                0.03
  Net Realized and Unrealized
    Gain/Loss........................        4.580        4.97       3.89                 2.38
                                          --------     -------     ------               ------
  Total From Investment Operations...        4.302        4.76       3.83                 2.41
                                          --------     -------     ------               ------
DISTRIBUTIONS
Net Investment Income................           --          --      (0.02)               (0.04)
Net Realized Gain....................       (1.594)      (1.93)     (1.35)                  --
                                          --------     -------     ------               ------
Total Distributions..................       (1.594)      (1.93)     (1.37)               (0.04)
                                          --------     -------     ------               ------
NET ASSET VALUE, END OF PERIOD.......     $ 22.363     $ 19.66     $16.83     $          14.37
                                          --------     -------     ------               ------
                                          --------     -------     ------               ------
TOTAL RETURN (1).....................        24.67%      29.90%     28.04%               20.10%**
                                          --------     -------     ------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $ 27,189     $24,872     $9,410     $          2,582
Ratio of Expenses to Average Net
  Assets.............................         2.25%       2.25%      2.32%                2.67%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............        (1.48)%     (1.13)%    (0.77)%               0.44%
Portfolio Turnover Rate..............          282%        308%       241%                 204%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $   0.02     $  0.04     $ 0.02     $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....         2.36%       2.25%      3.23%                3.80%
  Net Investment Income/Loss to
    Average Net Assets...............        (1.59)%     (1.35)%    (1.67)%              (0.69)%
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short...........         2.25%       2.25%      2.25%                2.25%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Aggressive Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED
                                                     SALES CHARGE
YEAR OF REDEMPTION                               CLASS B      CLASS C
---------------------------------------------  -----------  -----------
First........................................        5.00%       1.00%
Second.......................................        4.00%     None
Third........................................        3.00%     None
Fourth.......................................        2.50%     None
Fifth........................................        1.50%     None
Thereafter...................................        None      None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. SHORT SALES: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities, or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its Custodian an amount of cash, U.S. government securities, or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from

                                                              ------------------
                                                                    11

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS  (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                      NET
                                  APPRECIATION/
   COST      APPREC.    DEPREC.   DEPECIATION
  (000)       (000)      (000)       (000)
----------  ---------  ---------  ------------
$  236,420  $  40,268  $  (2,168)  $   38,100

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999 approximately $2,962,000 has been reclassified from accumulated net realized gain/loss with approximately $2,950,000 posted to accumulated net investment income/loss and approximately $12,000 posted to paid in capital.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                  CLASS B
                 CLASS A        AND CLASS C
 ADVISORY    MAX. OPERATING   MAX. OPERATING
    FEE       EXPENSE RATIO    EXPENSE RATIO
-----------  ---------------  ---------------
     0.90%          1.50%            2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $9,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $584,668 for Class A shares and deferred sales charges of $613,437 and $30,933 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen.

------------------
          12

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $14,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $631,670,000 and sales of approximately $630,129,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                                                              ------------------

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Aggressive Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Aggressive Equity Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

--------------

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 4.01%.

The Fund designated and paid $525,655 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999 representing their proportionate share of this capital gain distribution.

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the
 Allstate Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean
 Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64241

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                     [LOGO]

       1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL 60181-5555
                               -www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                               EQUITY GROWTH FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                         VAN KAMPEN EQUITY GROWTH FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     7
Statement of Operations...............................................     8
Statement of Changes in Net Assets....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    11
Report of Independent Accountants.....................................    13
Additional Information................................................    14

EQG ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, and by 2.3 percent in the second quarter. The expansion was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although it had expressed a bias toward a series of rate increases, May's tame CPI report prompted the Fed to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                         VAN KAMPEN EQUITY GROWTH FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                        20.9%
Communication Services                6.6%
Consumer Cyclicals                   13.9%
Consumer Staples                     14.5%
Financial                             4.6%
Health Care                          13.2%
Technology                           23.8%
Short-Term Investment and Other       2.5%

                                              TOTAL RETURNS**
                          --------------------------------------------------------
                                                 AVERAGE ANNUAL       COMMENCEMENT
                              ONE YEAR           SINCE INCEPTION          DATE
                          -----------------     -----------------     ------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE***  CHARGE*    CHARGE***
----------------------------------------------------------------------------------
Class A Shares            14.86%     21.90%     16.59%     23.10%       5/29/98
----------------------------------------------------------------------------------
Class B Shares            16.14%     21.14%     18.68%     22.29%       5/29/98
----------------------------------------------------------------------------------
Class C Shares            20.04%     21.04%     22.20%     22.20%       5/29/98
----------------------------------------------------------------------------------
Lipper Growth Fund
Index                       N/A      21.69%       N/A      24.06%           N/A
----------------------------------------------------------------------------------
S&P 500 Index               N/A      22.75%       N/A      24.53%           N/A
----------------------------------------------------------------------------------

The Lipper Growth Fund Index is an unmanaged index composed of funds in this investment objective. The S&P 500 Index is an unmanaged index of common stocks and assumes dividends are reinvested.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS
                                          PERCENT OF NET
SECURITY                      SECTOR          ASSETS
-------------------------  -------------  ---------------
Tyco International Ltd.    Capital Goods          7.1%
Microsoft Corp.             Technology            4.6%
General Electric Co.       Capital Goods          4.3%
Cisco Systems, Inc.         Technology            3.9%
United Technologies Corp.  Capital Goods          3.9%

TOP FIVE SECTORS
                          VALUE     PERCENT OF
SECTOR                    (000)     NET ASSETS
----------------------  ---------  -------------
Technology              $11,551          23.8%
Capital Goods            10,184          20.9%
Consumer Staples          7,064          14.5%
Consumer Cyclicals        6,741          13.9%
Health Care               6,398          13.2%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Equity Growth   Lipper Growth
             Fund Class A      Fund Index    S&P 500 Index
5/29/98           $10,000         $10,000          $10,000
6/30/99           $11,822         $12,169          $12,275

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WE RECENTLY SPOKE TO THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. SINCE 1998 THE FUND HAS BEEN MANAGED BY PHIL W. FRIEDMAN, MARGARET K. JOHNSON (SINCE INCEPTION), AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD ENDED JUNE 30, 1999.

Q:  CAN YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?

A: It was a volatile 12 months for stock investors. The stock market began the reporting period on a positive note with the Dow Jones Industrial Average setting a then-record high in July 1998. Trouble was on the horizon, however, as investors feared disappointing corporate earnings reports and other effects of international economic troubles. By the end of August, the Dow had fallen 19 percent from its high.

                                                             3------------------

                         VAN KAMPEN EQUITY GROWTH FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Following a series of interest-rate cuts by the Federal Reserve Board, U.S. companies began to report better-than-expected earnings, reassuring investors that the U.S. economy, though slowing, was still fundamentally sound. These events helped place the stock market on an upward trend that continued through the rest of the reporting period. In the second quarter of 1999, enthusiasm for large, growth-oriented stocks began to subside as investors felt more confident looking beyond the perceived stability of growth stocks. As a result, traditional value stocks in cyclical sectors such as basic materials, energy, and producer manufacturing, began to outperform growth stocks for the first time in several years.

Q: HOW DID THIS SHIFT FROM GROWTH TO VALUE AFFECT THE FUND, WHICH INVESTS PREDOMINANTLY IN GROWTH COMPANIES?

A: We fared relatively well during the shift, largely because the Fund invested in some "less traditional" growth companies that helped spare us the brunt of growth's recent underperformance. These companies, which included Tyco International and United Technologies, are expected to grow at healthy rates but lack the premiums being paid for more familiar names such as Microsoft, General Electric, or Cisco. We did invest in these and other "classic" growth stocks, but our willingness to expand our conception of what constitutes a growth company definitely helped our results.

Q:  HOW DID YOU SELECT THE INVESTMENTS IN THE FUND?

A: As always, we continued to employ our management strategy of "opportunistic concentration," or holding up to 10 percent of the portfolio in a particular stock if we have a great deal of conviction that it may outperform. By prospectus, up to 25 percent of the Fund's total assets can be opportunistically concentrated. As a result, the performance of individual securities can have a significant impact on the Fund's overall return. In other words, the more we own of a company, the more its stock performance will affect how the Fund performs.

Q:  WHAT STOCKS MOST HELPED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A: Tyco International and United Technologies were the Fund's two best performers during the past 12 months. The success of these two stocks had the greatest positive impact on the Fund's return.

Tyco was the Fund's largest holding for much of the reporting period. During the 12 months Tyco acquired both AMP and U.S. Surgical, acquisitions that we believe may lead to continued rising earnings and cash flows. These prospects, along with what appears to us to be a very attractive price, lead us to anticipate continued success with the stock. At the end of the reporting period, Tyco occupied the largest position in the Fund's portfolio.

United Technologies was the second-biggest contributor to the Fund's performance. The stock was hard-hit by last year's third-quarter market decline, as investors feared Asian economic difficulties would hurt this company, which obtains a significant percentage of its profits from that region. Because we were optimistic about the company's potential, we took the low prices as an opportunity to add to our position in the stock. Since then, United Technologies has been an outstanding performer.

Q: MANY GROWTH FUNDS ARE HEAVILY INVESTED IN THE INTERNET. HOW DID YOU TAKE ADVANTAGE OF THIS AREA OF THE MARKET?

A: We are very excited about the Internet, a technological innovation that will continue to change the world. However, we are also concerned about the high valuations of pure Internet companies-- commonly referred to as the "dot-coms"--and believe that the risk involved with investing in these businesses is substantial and difficult to quantify. We prefer to take advantage of this growth area by investing in more traditional companies that are positioned to benefit from the Internet boom--for example, Cisco Systems, which makes the routers that enable Internet connections. This company performed very well for the Fund during the last 12 months.

Another indirect approach to Internet investing can be found in Clear Channel Communications, which specializes in radio, television, and outdoor advertising. This was another successful

--------------    4

                         VAN KAMPEN EQUITY GROWTH FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

investment during the reporting period. Although some investors are concerned that the Internet will divert advertising dollars from traditional media, we believe that the lack of barriers to entry on the Internet will force these new companies to use traditional media to increase traffic on their Web sites.

Of course, not all the stocks in the Fund performed as well as those mentioned here, nor is there any guarantee that they'll continue to do so in the future.

Q:  WHAT STOCKS HURT THE FUND'S PERFORMANCE?

A: Because we are able to hold concentrated positions in those stocks in which we have the most confidence, the Fund's return can be hurt by underperformance on a security-by-security basis. Without question, Continental Airlines had the single largest negative impact on the Fund during the last 12 months. This company did not fare well during the third-quarter market drop. Airline stocks have typically been very sensitive to the economy, so during that time, as people became more concerned about prospects for economic growth, many people were eager to sell stocks like Continental. We gradually eliminated our position in this company, but not before it damaged the Fund's return substantially.

Case, which manufactures farm equipment machinery, also did not meet our expectations during the reporting period. The company's stock performed poorly as a result of weak Asian demand for its products and a subsequent decline in food commodity prices. The severity of this decline in food prices was followed by reductions in earnings estimates for the company.

Franchise and membership marketing company Cendant was another business whose stock performance was a disappointment. Following the announcement of Cendant's accounting irregularities, disclosed in April 1998, we continued to hold the stock, as we were cautiously optimistic that the company would recover. This did not happen as quickly as we had hoped, leading us to eliminate our position--though not soon enough to escape some damage to the Fund's return.

Q:  SO, HOW DID THE FUND PERFORM DURING THE 12-MONTH REPORTING PERIOD?

A: It was a tale of two periods: the third quarter was very difficult for the Fund due to the stock market decline, but the Fund's subsequent performance was very positive. We attribute this to our stock selection and portfolio management, which enabled the Fund to weather the market's shift from growth to value.

Overall, the Fund achieved a 12-month total return of 21.90 percent (Class A shares at net asset value without sales charge) as of June 30, 1999. By comparison, the Standard & Poor's 500 Index returned 22.75 percent, while the Lipper Growth Fund Index, which more closely resembles the Fund, returned 21.69 percent. Past performance is no guarantee of future results.

Q:  WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT SIX MONTHS?

A: We rarely make predictions about the future market environment, as we focus our energies on learning more about the stocks we own, as well as the stocks we may wish to own in the future. The Fund is committed to a "bottom-up" stock-selection strategy--before investing, we look at companies individually and seek to understand everything we can about them. Despite market volatility, we have confidence that our investment strategy and our research staff will help uncover those stocks that we believe will enhance the Fund's performance. We can't guarantee that all of our investments will turn out as planned, but our discipline is designed to make our disappointments as small as possible.

Phil W. Friedman  William S. Auslander  Margaret K. Johnson
PORTFOLIO         PORTFOLIO MANAGER     PORTFOLIO MANAGER
MANAGER

                                                             5------------------

                         VAN KAMPEN EQUITY GROWTH FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                  VALUE
                                        SHARES    (000)
-------------------------------------------------------

COMMON STOCKS (98.2%)
    CAPITAL GOODS (20.9%)
       General Electric Co...........   18,600  $ 2,102
       (a)Gulfstream Aerospace
         Corp........................   14,600      986
       Pitney Bowes, Inc.............   16,400    1,054
       Textron, Inc..................    7,600      626
       Tyco International Ltd........   36,300    3,439
       United Technologies Corp......   26,300    1,885
       (a)WESCO International,
         Inc.........................    4,500       92
                                                -------
                                                 10,184
                                                -------
    COMMUNICATION SERVICES (6.6%)
       American Telephone & Telegraph
         Co..........................   14,402      804
       Bell Atlantic Corp............   11,100      725
       (a)Crown Castle International
         Corp........................   11,600      241
       (a)MCI WorldCom, Inc..........   16,600    1,432
                                                -------
                                                  3,202
                                                -------
    CONSUMER CYCLICALS (13.9%)
       (a)Abercrombie & Fitch Co.
         'A'.........................   12,800      614
       (a)Berkshire Hathaway, Inc.
         'B'.........................      274      616
       (a)Best Buy Co., Inc..........    1,400       95
       (a)Costco Cos., Inc...........   12,300      985
       Gap, Inc......................   15,050      758
       Harley-Davidson, Inc..........      200       11
       Home Depot, Inc...............   19,900    1,282
       Intimate Brands, Inc..........    6,405      303
       (a)Nielsen Media Research,
         Inc.........................    6,599      193
       (a)Office Depot, Inc..........   16,300      360
       Omnicom Group, Inc............    6,800      544
       Wal-Mart Stores, Inc..........   20,300      980
                                                -------
                                                  6,741
                                                -------
    CONSUMER STAPLES (14.5%)
       Anheuser-Busch Cos., Inc.
         'A'.........................    4,000      284
       (a)AT&T Corp., Liberty Media
         Group 'A'...................   23,200      853
       (a)Brinker International,
         Inc.........................    4,900      133
       (a)Chancellor Media Corp.
         'A'.........................    8,800      485
       (a)Clear Channel
         Communications, Inc.........   22,500    1,551
       Coca-Cola Enterprises, Inc....    8,000      238
       Comcast Corp. 'A'.............    2,600       93
       Comcast Corp. 'A' (Special)...   21,400      823
       (a)Keebler Foods Co...........    7,300      222
       (a)MediaOne Group, Inc........      300       22
       Philip Morris Cos., Inc.......   13,400      538
       Procter & Gamble Co...........    6,500      580
       Time Warner, Inc..............   16,900    1,242
                                                -------
                                                  7,064
                                                -------
    ENERGY (0.4%)
       Exxon Corp....................    2,400      185
                                                -------
    FINANCIAL (4.6%)
       American Express Co...........    6,800      885
       Bank of New York Co., Inc.....   15,300      561
       Citigroup, Inc................   16,750      796
       (a)E-LOAN, Inc................      100        4
                                                -------
                                                  2,246
                                                -------
    HEALTH CARE (13.2%)
       American Home Products
         Corp........................    3,800      219
       (a)Amgen, Inc.................   10,200      621

                                                  VALUE
                                        SHARES    (000)
-------------------------------------------------------
       Bristol-Myers Squibb Co.......   16,900  $ 1,190
       Eli Lilly & Co................    3,300      236
       Johnson & Johnson.............    4,800      471
       Merck & Co., Inc..............   15,800    1,169
       Pfizer, Inc...................    7,800      856
       Pharmacia & Upjohn, Inc.......    3,700      210
       Schering-Plough Corp..........    7,800      413
       Warner-Lambert Co.............   14,600    1,013
                                                -------
                                                  6,398
                                                -------
    TECHNOLOGY (23.8%)
       (a)America Online, Inc........    5,400      597
       (a)American Tower Corp. 'A'...   13,300      319
       (a)Applied Materials, Inc.....    6,600      488
       Ask Jeeves, Inc...............      300        4
       (a)At Home Corp. 'A'..........    2,300      124
       (a)BMC Software, Inc..........    3,600      194
       (a)CIENA Corp.................    1,500       45
       (a)Cisco Systems, Inc.........   29,500    1,903
       Clarent Corp..................      100        2
       (a)Compuware Corp.............    6,700      213
       (a)General Motors Corp. 'H'...    3,600      203
       Intel Corp....................   21,800    1,297
       (a)Juniper Networks, Inc......    1,300      194
       (a)L-3 Communications
         Holdings, Inc...............    2,200      106
       (a)Litton Industries, Inc.....    4,700      337
       (a)Loral Space &
         Communications Ltd..........   19,100      344
       Lucent Technologies, Inc......    6,700      452
       (a)Microsoft Corp.............   24,900    2,246
       Motorola, Inc.................    8,900      843
       (a)New Era of Networks,
         Inc.........................    4,100      180
       (a)Novell, Inc................   11,900      315
       (a)Oracle Corp................    3,400      126
       (a)Quantum Corp...............    8,600      208
       (a)Sun Microsystems, Inc......    2,800      193
       Texas Instruments, Inc........    2,200      319
       (a)Uniphase Corp..............    1,800      299
                                                -------
                                                 11,551
                                                -------
    UTILITIES (0.3%)
       Montana Power Co..............    2,000      141
                                                -------
TOTAL LONG-TERM INVESTMENTS (98.2%) (COST
$38,538)......................................   47,712
                                                -------
                                           PAR
                                         VALUE
                                         (000)
                                       -------
SHORT-TERM INVESTMENT (2.5%)
    REPURCHASE AGREEMENT (2.5%)
      Chase Securities, Inc., 4.55%,
        dated                          $ 1,242
        6/30/99, due 7/1/99, to be repurchased
        at $1,242, collateralized by $1,155
        U.S. Treasury Bonds, 7.25%, due
        5/15/16
        valued at $1,284 (COST $1,242)........    1,242
                                                -------
TOTAL INVESTMENTS (100.7%) (COST $39,780).....   48,954
LIABILITIES IN EXCESS OF OTHER ASSETS
  (-0.7%).....................................     (356)
                                                -------
NET ASSETS (100%).............................  $48,598
                                                -------
                                                -------

---------------

(a)   --  Non-income producing security

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                         (000)
----------------------------------------------
ASSETS:
  Investments at Value (Cost
    $39,780).........................  $48,954
  Receivable for:
    Investments Sold.................      515
    Fund Shares Sold.................      254
    Dividends........................       25
  Deferred Organizational Costs......       15
  Other..............................        8
                                       -------
    Total Assets.....................   49,771
                                       -------
LIABILITIES:
  Payable for:
    Investments Purchased............    1,000
    Distribution Fees................       56
    Fund Shares Redeemed.............       31
    Investment Advisory Fees.........       19
    Professional Fees................       18
    Custody Fees.....................       11
    Shareholder Reporting Expenses...       11
    Administrative Fees..............       10
    Directors' Fees and Expenses.....        9
    Transfer Agent Fees..............        6
    Bank Overdraft...................        2
                                       -------
      Total Liabilities..............    1,173
                                       -------
NET ASSETS...........................  $48,598
                                       -------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $     4
  Paid in Capital in Excess of Par...   39,285
  Net Unrealized Appreciation on
    Investments......................    9,174
  Accumulated Net Realized Gain......      143
  Accumulated Net Investment Loss....       (8)
                                       -------
NET ASSETS...........................  $48,598
                                       -------
                                       -------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $17,185,350 and
    1,370,069 Shares Outstanding)....  $ 12.54
                                       -------
                                       -------
  Maximum Sales Charge...............    5.75%
  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100/
    (100 - maximum sales charge))....  $ 13.31
                                       -------
                                       -------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $23,977,419 and 1,926,071 Shares
    Outstanding)*....................  $ 12.45
                                       -------
                                       -------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $7,435,116 and 597,570 Shares
    Outstanding)*....................  $ 12.44
                                       -------
                                       -------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                        (000)
---------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $  230
  Interest...........................      85
                                       ------
    Total Income.....................     315
                                       ------
EXPENSES:
  Investment Advisory Fees...........     274
  Distribution Fees (Attributed to
    Classes A, B, and C of $30, $163,
    and $58, respectively)...........     251
  Custodian Fees.....................      85
  Filing and Registration Fees.......      30
  Administrative Fees................      91
  Professional Fees..................      25
  Shareholder Reports................      35
  Amortization of Organizational
    Costs............................      19
  Directors' Fees and Expenses.......       9
  Transfer Agent Fees................      17
  Other..............................       7
                                       ------
    Total Expenses...................     843
    Less Expense Reductions..........    (164)
                                       ------
    Net Expenses.....................     679
                                       ------
Net Investment Income/Loss...........    (364)
                                       ------
NET REALIZED GAIN/LOSS ON:
  Investments........................     502
                                       ------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............     138
                                       ------
  End of the Period
    Investments......................   9,174
                                       ------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   9,036
                                       ------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   9,538
                                       ------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $9,174
                                       ------
                                       ------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                          MAY 29, 1998*
                                                            YEAR ENDED      TO JUNE 30,
                                                         JUNE 30, 1999             1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $      (364)        $     --
  Net Realized Gain/Loss..........................                 502                5
  Net Unrealized Appreciation/Depreciation........               9,036              138
                                                              --------           ------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................               9,174              143
                                                              --------           ------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A.........................................                  (3)              --
  Class B.........................................                  (4)              --
  Class C.........................................                  (1)              --
                                                              --------           ------
  Net Decrease in Net Assets Resulting from
    Distributions.................................                  (8)              --
                                                              --------           ------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed......................................              47,489               --
  Distributions Reinvested........................                   8               --
  Redeemed........................................             (13,208)              --
                                                              --------           ------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............              34,289               --
                                                              --------           ------
  Total Increase/Decrease in Net Assets...........              43,455               --
NET ASSETS--Beginning of Period...................               5,143            5,000
                                                              --------           ------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(8) at June 30, 1999)...         $    48,598         $  5,143
                                                              --------           ------
                                                              --------           ------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A:
   Shares:
     Subscribed...................................               1,629              200
     Distributions Reinvested.....................                  --               --
     Redeemed.....................................                (459)              --
                                                              --------           ------
   Net Increase/Decrease in Class A Shares
   Outstanding....................................               1,170              200
                                                              --------           ------
                                                              --------           ------
   Dollars:
     Subscribed...................................         $    16,596               --
     Distributions Reinvested.....................                   3               --
     Redeemed.....................................              (4,778)              --
                                                              --------           ------
   Net Increase/Decrease..........................         $    11,821               --
                                                              --------           ------
                                                              --------           ------
   Ending Paid in Capital.........................         $    13,821         $  2,000
                                                              --------           ------
                                                              --------           ------
   CLASS B:
   Shares:
     Subscribed...................................               2,258              150
     Distributions Reinvested.....................                  --               --
     Redeemed.....................................                (482)              --
                                                              --------           ------
   Net Increase/Decrease in Class B Shares
   Outstanding....................................               1,776              150
                                                              --------           ------
                                                              --------           ------
   Dollars:
     Subscribed...................................         $    23,038               --
     Distributions Reinvested.....................                   4               --
     Redeemed.....................................              (5,054)              --
                                                              --------           ------
   Net Increase/Decrease                                   $    17,988               --
                                                              --------           ------
                                                              --------           ------
   Ending Paid in Capital.........................         $    19,488         $  1,500
                                                              --------           ------
                                                              --------           ------
   CLASS C:
   Shares:
     Subscribed...................................                 788              150
     Distributions Reinvested.....................                  --               --
     Redeemed.....................................                (340)              --
                                                              --------           ------
   Net Increase/Decrease in Class C Shares
   Outstanding                                                     448              150
                                                              --------           ------
                                                              --------           ------
   Dollars:
     Subscribed...................................         $     7,855               --
     Distributions Reinvested.....................                   1               --
     Redeemed.....................................              (3,376)              --
                                                              --------           ------
   Net Increase/Decrease..........................         $     4,480               --
                                                              --------           ------
                                                              --------           ------
   Ending Paid in Capital.........................         $     5,980         $  1,500
                                                              --------           ------
                                                              --------           ------
---------------
    * Commencement of operations

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        CLASS A                                 CLASS B
                                          -----------------------------------     -----------------------------------
                                              YEAR ENDED        MAY 29, 1998*         YEAR ENDED        MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1999#     TO JUNE 30, 1998     JUNE 30, 1999#     TO JUNE 30, 1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $       10.291     $          10.00     $       10.284     $          10.00
                                                 -------               ------            -------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........             (0.062)                  --             (0.144)                  --
  Net Realized and Unrealized
    Gain/Loss........................              2.317                 0.29              2.312                 0.28
                                                 -------               ------            -------               ------
  Total From Investment Operations...              2.255                 0.29              2.168                 0.28
                                                 -------               ------            -------               ------
DISTRIBUTIONS
  Net Realized Gain..................             (0.003)                  --             (0.003)                  --
                                                 -------               ------            -------               ------
NET ASSET VALUE, END OF PERIOD.......     $       12.543     $          10.29     $       12.449     $          10.28
                                                 -------               ------            -------               ------
                                                 -------               ------            -------               ------
TOTAL RETURN (1).....................              21.90%                2.90%**           21.14%                2.80%**
                                                 -------               ------            -------               ------
                                                 -------               ------            -------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $       17,185     $          2,057     $       23,978     $          1,543
Ratio of Expenses to Average Net
  Assets.............................               1.50%                1.50%              2.25%                2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............              (0.57)%               0.51%             (1.34)%              (0.25)%
Portfolio Turnover Rate..............                126%                  19%**             126%                  19%**
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $         0.05     $           0.02     $         0.05     $           0.02
  Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....               1.98%                4.06%              2.72%                4.81%
  Net Investment Income/Loss to
    Average Net Assets...............              (1.05)%              (2.05)%            (1.81)%              (2.81)%

                                                     CLASS C
                                       -----------------------------------
                                           YEAR ENDED        MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS     JUNE 30, 1999#     TO JUNE 30, 1998
-------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................  $       10.284     $          10.00
                                              -------             --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........          (0.141)                  --
  Net Realized and Unrealized
    Gain/Loss........................           2.302                 0.28
                                              -------             --------
  Total From Investment Operations...           2.161                 0.28
                                              -------             --------
DISTRIBUTIONS
  Net Realized Gain..................          (0.003)                  --
                                              -------             --------
NET ASSET VALUE, END OF PERIOD.......  $       12.442     $          10.28
                                              -------             --------
                                              -------             --------
TOTAL RETURN (1).....................           21.04%                2.80%**
                                              -------             --------
                                              -------             --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....  $        7,435     $          1,543
Ratio of Expenses to Average Net
  Assets.............................            2.25%                2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............           (1.32)%              (0.25)%
Portfolio Turnover Rate..............             126%                  19%**
-----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................  $         0.05     $           0.02
  Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....            2.75%                4.81%
  Net Investment Income/Loss to
    Average Net Assets...............           (1.81)%              (2.81)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.

  #  Changes per share are based upon monthly average shares outstanding.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies. The Fund commenced operations on May 29, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT
                                                    DEFERRED
                                                  SALES CHARGE
                                              ---------------------
YEAR OF REDEMPTION                            CLASS B      CLASS C
------------------------------------------    --------     --------
First.....................................       5.00%        1.00%
Second....................................       4.00%         None
Third.....................................       3.00%         None
Fourth....................................       2.50%         None
Fifth.....................................       1.50%         None
Thereafter................................        None         None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                        NET
                                   APPRECIATION/
  COST      APPREC.     DEPREC.    DEPRECIATION
  (000)      (000)       (000)         (000)
---------  ---------  -----------  -------------
$  40,175  $   9,158   $    (379)    $   8,779

                                                              ------------------
                                                                    11

                         VAN KAMPEN EQUITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS  (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $356,000 has been reclassified from accumulated net realized gain and posted to accumulated net investment loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                    CLASS B
                   CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE    EXPENSE RATIO    EXPENSE RATIO
-------------  ---------------  ---------------
      0.80%           1.50%            2.25%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $449,522 for Class A shares and deferred sales charges of $1,488, $69,097, and $6,772 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $73,882,000 and sales of approximately $40,725,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

-----------------------

                         VAN KAMPEN EQUITY GROWTH FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund (the "Fund", a fund of Van Kampen Series Fund Inc.), at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                                                              ------------------

                         VAN KAMPEN EQUITY GROWTH FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 47.15%.

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM

   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Retired, Formerly Chairman and Director, Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/ National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

            1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL
                         60181-5555 - www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     5
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12
Report of Independent Accountants.....................................    15
Additional Information................................................    16

MSHY ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

/s/ RICHARD F. POWERS III                              /s/ DENNIS J. MCDONNELL
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MONTH    INTEREST RATES  INFLATION
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Broadcast - Radio & Television      4.50%
Cable Television                    3.90%
Chemicals                           3.20%
Energy                              3.30%
Environmental Controls              2.20%
Gaming & Lodging                    6.90%
Health Care Supplies &
Services                            7.30%
Multi-Industry                      3.10%
Retail-General                      4.80%
Telecommunications                 31.50%
Short-Term Investment               2.10%
Other                              27.20%

                                                                   TOTAL RETURNS**
                                               --------------------------------------------------------
                                                                       AVERAGE ANNUAL      COMMENCEMENT
                                                    ONE YEAR           SINCE INCEPTION         DATE
                                               -------------------   -------------------   ------------
                                                WITH      WITHOUT     WITH      WITHOUT
                                                SALES      SALES      SALES      SALES
                                               CHARGE*   CHARGE***   CHARGE*   CHARGE***
-------------------------------------------------------------------------------------------------------
Class A Shares                                  -2.93%       1.90%     7.93%       9.60%      5/1/96
-------------------------------------------------------------------------------------------------------
Class B Shares                                  -2.41%       1.28%     8.16%       8.80%      5/1/96
-------------------------------------------------------------------------------------------------------
Class C Shares                                   0.35%       1.28%     8.80%       8.80%      5/1/96
-------------------------------------------------------------------------------------------------------
CS First Boston High Yield Index                  N/A       -0.85%      N/A        7.97%       N/A
-------------------------------------------------------------------------------------------------------

The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge for early withdrawal (4% for Class B shares and 1% for Class C shares).

TOP FIVE ISSUERS
                                               PERCENT OF
ISSUER                        INDUSTRY         NET ASSETS
-----------------------  ------------------  ---------------
                            Health Care
                             Supplies &
Columbia/HCA Healthcare       Services               4.3%
Nextel Communications,
 Inc.                    Telecommunications          4.0%
DR Securitized Lease
 Trust                   Retail -- General           2.2%
RSL Communications plc   Telecommunications          2.2%
Station Casinos, Inc.     Gaming & Lodging           1.9%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Telecommunications    $  12,187        31.5%
Health Care Supplies
 & Services               2,819         7.3%
Gaming & Lodging          2,680         6.9%
Retail -- General         1,866         4.8%
Broadcast -- Radio &
 Television               1,772         4.5%

    YIELD INFORMATION AS OF JUNE 30, 1999
---------------------------------------------
                        30-DAY CURRENT YIELD+
---------------------------------------------
Class A                         8.52         %
---------------------------------------------
Class B                         8.18         %
---------------------------------------------
Class C                         8.18         %
---------------------------------------------

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           HIGH YIELD & TOTAL RETURN  CS FIRST BOSTON
                  FUNDCLASS A         HIGH YIELD INDEX
5/1/96                        $9,500           $10,000
6/30/96                       $9,553           $10,501
6/30/97                      $11,284           $12,040
6/30/98                      $12,493           $13,362
6/30/99                      $12,730           $13,248

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                              ------------------
                                                                    3

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY ROBERT ANGEVINE, PORTFOLIO MANAGER, AND INCLUDES THOMAS L. BENNETT AND STEPHEN F. ESSER. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

A: The second half of 1998 was marked by volatility, as the fixed-income market was unsettled by global economic weakness and a subsequent flight to quality. A series of fourth-quarter interest-rate cuts by the Federal Reserve Board restored order and paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and modest inflation. Consequently, yield spreads narrowed between treasuries and other fixed-income products (such as corporate, high-yield, and government securities).

However, this good news for fixed-income products was quelled in the second quarter of 1999 by a slight increase in inflation and warnings of interference from the Fed. This prompted yield spreads to widen once again, although not to the record-high levels seen last fall. The market breathed a sigh of relief at the end of the reporting period, as the Fed approved a 0.25 percent hike while reassuring fixed-income investors that additional action seemed unnecessary.

Q: HOW DID HIGH-YIELD BONDS REACT TO THESE CONDITIONS?

A: The high-yield market continued to make progress from last fall's lows, when growing concerns about the global economy sparked a flight to quality that created one of the most difficult periods on record for high-yield bonds. In the first six months of 1999, high-yield bonds initially performed well, as they were supported by positive fund flows and merger and investment activity in the dominant telecommunications and cable industries. Activity in these industries has generally been favorable for the overall credit quality of high-yield issuers--even those securities not directly involved in a transaction--because these deals provided a basis from which to value the equity of issuers. By May, however, liquidity concerns, technical conditions, and rising rates contributed to lower prices.

Q: HOW DID THE FUND PERFORM DURING THE PERIOD? SPECIFICALLY, WHAT FACTORS CONTRIBUTED TO ITS RETURN?

A: The Fund's 12-month return of 1.90 percent (Class A shares at net asset value without sales charge) outperformed the -0.85 percent return of the unmanaged CS First Boston High Yield Index. The Fund's exposure to non-U.S. issues and the telecommunications and cable sectors had the largest positive impact on the portfolio's results. Because the telecommunications sector has been a driving force for the high-yield market for the past few years, we continued to focus on this industry, selecting those issuers that we view as having fundamental strength.

We also found attractive yields and good value in the Fund's modest yet important allocation to non-U.S. holdings. Country allocation continued to be broad as we focused on diversifying this portion of the portfolio. Canada, Germany, and Mexico remained among our largest non-U.S. holdings.

Holdings in the health-care, retail, and gaming sectors also supported the Fund's performance. However, our underweight positions in the strong-performing cyclical sectors, such as commodities, detracted from the Fund's return.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A: We expect economic growth to moderate and inflation to remain close to current levels, which should provide an excellent environment for high-yield bonds. Backed by a favorable credit environment, we continue to believe that high-yield bonds offer attractive value on a risk-adjusted expected return basis. As a result, our outlook is positive, and we will continue to pursue opportunities to support the Fund's objective of providing high current income and total return.

Robert Angevine            Thomas L. Bennett          Stephen F. Esser
PORTFOLIO MANAGER          PORTFOLIO MANAGER          PORTFOLIO MANAGER

-----------------------

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------

CORPORATE BONDS & NOTES (89.3%)
  AEROSPACE & DEFENSE (1.6%)
$          200   Jet Equipment Trust, Series C-1, 11.79%,
                   6/15/13........................................  $   248
        (b)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                   11/1/14........................................      369
                                                                    -------
                                                                        617
                                                                    -------
  AUTOMOTIVE (1.0%)
        (b)405   Hayes Lemmerz International 8.25%, 12/15/08......      385
                                                                    -------
  BROADCAST--RADIO & TELEVISION (3.8%)
           575   Chancellor Media Corp., Series B, 8.125%,
                   12/15/07.......................................      558
           180   Chancellor Media Corp. 9.00%, 10/1/08............      182
        (b)240   RBS Participacoes S.A. 11.00%, 4/1/07............      161
           775   TV Azteca S.A. de CV, Series B, 10.50%,
                   2/15/07........................................      583
                                                                    -------
                                                                      1,484
                                                                    -------
  BUILDING MATERIALS & COMPONENTS (1.7%)
           275   American Standard Cos., Inc. 7.375%, 2/1/08......      258
        (b)410   Nortek, Inc. 8.875%, 8/1/08......................      404
                                                                    -------
                                                                        662
                                                                    -------
  CABLE TELEVISION (3.9%)
           200   Adelphia Communications, Series B, 7.50%,
                   1/15/04........................................      191
           125   Adelphia Communications, Series B, 9.875%,
                   3/1/07.........................................      130
           165   Adelphia Communications, Series B, 8.375%,
                   2/1/08.........................................      159
           255   CSC Holdings, Inc. 9.875%, 5/15/06...............      271
           125   CSC Holdings, Inc. 7.25%, 7/15/08................      118
           290   Lenfest Communications, Inc. 8.375%, 11/1/05.....      307
           300   Rogers Cablesystems Ltd., Series B, 10.00%,
                   3/15/05........................................      323
                                                                    -------
                                                                      1,499
                                                                    -------
  CAPITAL GOODS/CONSTRUCTION (1.1%)
           460   D.R. Horton, Inc. 8.00%, 2/1/09..................      432
                                                                    -------
  CHEMICALS (3.2%)
           600   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      598
        (b)400   Huntsman ICI Chemicals 10.125%, 7/1/09...........      401
        (b)250   Lyondell Chemical Co. 9.625%, 5/1/07.............      255
                                                                    -------
                                                                      1,254
                                                                    -------
  COMPUTERS (0.5%)
        (d)300   Wam!Net, Inc., Series B, 0.00%, 3/1/05...........      177
                                                                    -------
  CONSTRUCTION & MINING (0.6%)
           275   Murrin Murrin Holdings 9.375%, 8/31/07...........      242
                                                                    -------
  ENERGY (3.3%)
           395   CMS Energy 7.50%, 1/15/09........................      370
        (d)205   Husky Oil Ltd. 8.90%, 8/15/28....................      197
           100   Quezon Power Ltd. 8.86%, 6/15/17.................       81
           440   Snyder Oil Corp. 8.75%, 6/15/07..................      433
           125   Vintage Petroleum 9.75%, 6/30/09.................      128
            50   Vintage Petroleum 8.625%, 2/1/09.................       48
                                                                    -------
                                                                      1,257
                                                                    -------

           PAR
         VALUE                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------
  ENVIRONMENTAL CONTROLS (2.2%)
$          210   Allied Waste of North America 7.875%, 1/1/09.....  $   195
        (d)600   Norcal Waste Systems, Series B, 13.50%,
                   11/15/05.......................................      663
                                                                    -------
                                                                        858
                                                                    -------
  FINANCE (1.0%)
      (b,d)180   Fuji JGB Investments LLC, Series A, 9.87%,
                   12/31/49.......................................      157
      (b,d)235   SB Treasury Co. LLC 9.40%, 12/29/49..............      229
                                                                    -------
                                                                        386
                                                                    -------
  FOOD (1.7%)
           700   Smithfield Foods, Inc. 7.625%, 2/15/08...........      637
                                                                    -------
  FOOD SERVICE & LODGING (1.9%)
           400   Hilton Hotels 7.95%, 4/15/07.....................      405
           335   Host Marriott Travel Plaza, Series B, 9.50%,
                   5/15/05........................................      344
                                                                    -------
                                                                        749
                                                                    -------
  FOREST PRODUCTS & PAPER (1.8%)
           215   Asia Pulp & Paper Co., Ltd., Series A, 12.00%,
                   2/15/04........................................      141
           140   Pindo Deli Fin Mauritius 10.75%, 10/1/07.........       97
           305   SD Warren Co., Series B, 12.00%, 12/15/04........      325
           145   Tembec Industries, Inc. 8.625%, 6/30/09..........      144
                                                                    -------
                                                                        707
                                                                    -------
  GAMING & LODGING (6.9%)
           515   Harrahs Operating Co., Inc. 7.875%, 12/15/05.....      500
        (b)460   Horseshoe Gaming Holdings 8.652%, 5/15/09........      445
        (b)590   International Game Technology 8.375%, 5/15/09....      583
           425   Park Place Entertainment 7.875%, 12/15/05........      404
           405   Station Casinos, Inc. 10.125%, 3/15/06...........      418
            60   Station Casinos, Inc. 9.75%, 4/15/07.............       61
           275   Station Casinos, Inc. 8.875%, 12/1/08............      269
                                                                    -------
                                                                      2,680
                                                                    -------
  HEALTH CARE SUPPLIES & SERVICES (7.3%)
           130   Columbia/HCA Healthcare, 8.13%, 8/4/03 MTN.......      128
           650   Columbia/HCA Healthcare, 6.91%, 6/15/05..........      601
           525   Columbia/HCA Healthcare, 8.85%, 1/1/07 MTN.......      528
           200   Columbia/HCA Healthcare, 7.00%, 7/1/07...........      181
           275   Columbia/HCA Healthcare, 7.69%, 6/15/25..........      228
           270   Fresenius Medical Capital Trust II 7.875%,
                   2/1/08.........................................      254
           920   Tenet Healthcare Corp. 8.625%, 1/15/07...........      899
                                                                    -------
                                                                      2,819
                                                                    -------
  MINING (0.9%)
           410   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....      353
                                                                    -------
  MULTI-INDUSTRY (3.1%)
           185   Applied Power, Inc. 8.75%, 4/1/09................      179
           150   Axia, Inc. 10.75%, 7/15/08.......................      148
           550   Outdoor Systems, Inc., 8.875%, 6/15/07...........      574
        (d)380   PTC International Finance BV 0.00%, 7/1/07.......      281
                                                                    -------
                                                                      1,182
                                                                    -------

                                                         -----------------------
                                                                    5
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------
  PAPER & PACKAGING (1.8%)
$          750   Indah Kiat Financial Mauritius 10.00%, 7/1/07....  $   517
           170   Norampac, Inc. 9.50%, 2/1/08.....................      174
                                                                    -------
                                                                        691
                                                                    -------
  REAL ESTATE (2.1%)
           850   HMH Properties, Inc. Series A 7.875%, 8/1/05.....      803
                                                                    -------
  RETAIL--GENERAL (4.8%)
           375   DR Securitized Lease Trust, Series 1993-K1, Class
                   A2, 7.43%, 8/15/18.............................      338
           436   DR Securitized Lease Trust, Series 1994-K1, Class
                   A1, 7.60%, 8/15/07.............................      428
           100   DR Securitized Lease Trust, Series 1994-K1, Class
                   A2, 8.375%, 8/15/15............................       99
           150   Fred Meyer, Inc. 7.375%, 3/1/05..................      152
           375   Kmart Funding Corp., Series F, 8.80%, 7/1/10.....      384
            75   Musicland Group, Inc. 9.00%, 6/15/03.............       73
           400   Musicland Group, Inc. 9.875%, 3/15/08............      392
                                                                    -------
                                                                      1,866
                                                                    -------
  SERVICES (0.6%)
           240   CEX Holdings, Inc. 9.625%, 6/1/08................      226
                                                                    -------
  TECHNOLOGY (1.5%)
        (b)150   AST Research, Inc. 7.45%, 10/1/02................      144
            75   Entex Information Services 12.50%, 8/1/06........       45
        (b)325   Hyundai Semiconductor 8.625%, 5/15/07............      261
        (d)240   Rhythms Netconnections, Inc., Series B, 0.00%,
                   5/15/08........................................      127
                                                                    -------
                                                                        577
                                                                    -------
  TELECOMMUNICATIONS (29.9%)
           305   American Cellular Corp. 10.50%, 5/15/08..........      313
           300   American Communications Lines LLC, Series B,
                   10.25%, 6/30/08................................      300
           300   AMSC Acquisition Co., Inc., Series B, 12.25%,
                   4/1/08.........................................      230
        (b)285   Centennial Cellular Holdings 10.75%, 12/15/08....      294
         (d)90   Dial Call Communications, Series B, 10.25%,
                   12/15/05.......................................       92
           275   Dobson Communications Corp. 11.75%, 4/15/07......      289
        (d)405   Dolphin Telecommunications plc 0.00%, 6/1/08.....      202
        (b)410   Echostar DBS Corp. 9.375%, 2/1/09................      417
           315   Global Crossing Holdings, Ltd. 9.625%, 5/15/08...      332
           305   Globalstar LP/Capital 11.375%, 2/15/04...........      201
            45   Globalstar LP/Capital 11.50%, 6/1/05.............       29
           275   Hermes Europe Railtel BV 11.50%, 8/15/07.........      289
        (d)520   Hyperion Telecommunications 0.00%, 4/15/03.......      430
        (d)885   Intermedia Communications, Series B, 0.00%,
                   7/15/07........................................      632
           375   Iridium LLC/Capital Corp., Series A, 13.00%,
                   7/15/05........................................       75
           115   IXC Communications, Inc. 9.00%, 4/15/08..........      110
           150   Lenfest Communications, Inc. 7.625%, 2/15/08.....      154
           205   Metromedia Fiber Network 10.00%, 11/15/08........      211
           360   Multicanal S.A. 10.50%, 2/1/07...................      296
           315   National Steel Corp., Series D, 9.875%, 3/1/09...      320
        (d)300   Nextel Communications, Inc. 9.75%, 8/15/04.......      304
       (d)1700   Nextel Communications, Inc. 0.00%, 9/15/07.......    1,241
           PAR
         VALUE                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------
$       (d)590   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....  $   353
         (b)90   NEXTLINK Communications, Inc. 10.75%, 11/15/08...       92
        (d)660   NTL, Inc. 0.00%, 4/1/08..........................      447
        (d)400   Occidente Y Caribe 0.00%, 3/15/04................      268
        (b)195   OnePoint Communications Corp., 14.50%, 6/1/08....      106
           315   Philippine Long Distance Telephone Co. 7.85%,
                   3/6/07.........................................      269
           370   Primus Telecommunications Group, Series B,
                   9.875%, 5/15/08................................      351
           225   PSINet, Inc., Series B, 10.00%, 2/15/05..........      224
        (d)250   RCN Corp. 0.00%, 10/15/07........................      168
      (b,d)370   RCN Corp. 0.00%, 2/15/08.........................      230
           150   Rogers Cantel, Inc. 8.30%, 10/1/07...............      148
           650   Rogers Communications, Inc. 8.875%, 7/15/07......      658
            60   Rogers Communications, Inc. 9.125%, 1/15/06......       61
            17   RSL Communications plc. 12.25%, 11/15/06.........       18
        (d)675   RSL Communications plc 0.00%, 3/1/08.............      405
           470   RSL Communications plc 9.125%, 3/1/08............      431
            55   Satelites Mexicanos S.A. Series B, 10.125%,
                   11/1/04........................................       44
        (b)160   Tele1 Europe BV 13.00%, 5/15/09..................      166
        (b)180   Total Access Communications PCL 2.00%, 5/31/06...      164
        (d)320   Viatel, Inc. Series A 0.00%, 4/15/08.............      206
                                                                    -------
                                                                     11,570
                                                                    -------
  UTILITIES (1.1%)
           435   AES Corp. 8.50%, 11/1/07.........................      409
                                                                    -------
TOTAL CORPORATE BONDS & NOTES.....................................   34,522
                                                                    -------
ASSET BACKED SECURITIES (1.5%)
  AEROSPACE & DEFENSE (0.4%)
           157   Aircraft Lease Portfolio Securitization
                   Ltd.,Series 1996-1, Class D, 12.75%, 6/15/06...      157
                                                                    -------
  FINANCIAL SERVICES (1.1%)
        (b)233   CA FM Lease Trust 8.50%, 7/15/17.................      217
           226   Commercial Financial Services, Inc., Series
                   1997-5, Class A1 7.72%, 6/15/05................       56
        (b)122   Federal Mortgage Acceptance Corporation, Series
                   1996-B, Class C, 7.929%, 11/1/18...............       93
            71   Long Beach Acceptance Auto Grantor Trust 1997-1,
                   Class B, 14.22%, 10/26/03......................       70
                                                                    -------
                                                                        436
                                                                    -------
TOTAL ASSET BACKED SECURITIES.....................................      593
                                                                    -------
FOREIGN GOVERNMENT BONDS (2.5%)
  BONDS (2.5%)
        (c)693   Republic of Argentina, Series L, 5.938%,
                   3/31/05........................................      592
           470   United Mexican States Par Bond 6.25%, 12/31/19...      350
                                                                    -------
TOTAL FOREIGN GOVERNMENT BONDS....................................      942
                                                                    -------
PREFERRED STOCKS (2.2%)
  BROADCAST--RADIO & TELEVISION (0.7%)
      (a)3,200   Paxson Communications 11.625%....................      288
                                                                    -------

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                        VALUE
         (000)                                                        (000)
---------------------------------------------------------------------------
  TELECOMMUNICATIONS (1.5%)
$     (a)1,819   Concentric Network Corp. 13.50%..................  $   172
    (a,b)1,500   Dobson Communications Corp. 13.00%...............      145
        (a)260   IXC Communications, Inc. PIK 9.00%...............      251
                                                                    -------
                                                                        568
                                                                    -------
TOTAL PREFERRED STOCKS............................................      856
                                                                    -------

        NO. OF
      WARRANTS
--------------

WARRANTS (0.5%)
  COMPUTERS (0.0%)
      (a)9,000   Wam!Net, Inc., expiring 3/1/05...................       21
                                                                    -------
  TECHNOLOGY (0.4%)
    (a,b)9,600   Rhythms Netconnections, Inc., expiring 5/15/08...      138
                                                                    -------
  TELECOMMUNICATIONS (0.1%)
    (a,b)3,000   American Mobile Satellite Corp., expiring
                   4/1/08.........................................       11
      (a,b)210   Globalstar Telecom, expiring 2/15/04.............       11
   (a,b)16,000   Occidente Y Caribe, expiring 3/15/04.............       27
    (a,b)1,950   OnePoint Communications Corp., expiring 6/1/08...       --
                                                                    -------
                                                                         49
                                                                    -------
TOTAL WARRANTS....................................................      208
                                                                    -------
TOTAL LONG-TERM INVESTMENTS (96.0%) (COST $38,915)................   37,121
                                                                    -------

           PAR
         VALUE
         (000)
--------------

SHORT-TERM INVESTMENT (2.1%)
  REPURCHASE AGREEMENT (2.1%)
$          797   Chase Securities, Inc. 4.55%, dated 6/30/99, due
                   7/1/99, to be repurchased at $797, collaterized
                   by $740 U.S. Treasury Bonds, 7.250%, due
                   5/15/16, valued at $822 (COST $797)............      797
                                                                    -------
TOTAL INVESTMENTS (98.1%) (COST $39,712)..........................   37,918
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)......................      748
                                                                    -------
NET ASSETS (100%).................................................  $38,666
                                                                    -------
                                                                    -------

---------------

(a)   --  Non-income producing security
(b)   --  144A Security--Certain conditions for public sale may exist.
(c)   --  Variable/floating rate security--rate disclosed is as of June 30,
          1999.
(d) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.
EUR   --  Euro
MTN   --  Medium Term Note
PCL   --  Public Company Limited
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.

        ----------------------------------------------------------------

                  SUMMARY OF LONG-TERM INVESTMENTS BY COUNTRY

                                      VALUE     PERCENT OF
COUNTRY                               (000)     NET ASSETS
----------------------------------  ---------  -------------
United States.....................  $  28,187        72.9%
Canada............................      1,705         4.4
Germany...........................      1,397         3.6
Mexico............................        978         2.5
Argentina.........................        888         2.3
Indonesia.........................        755         2.0
Japan.............................        647         1.7
Australia.........................        595         1.5
United Kingdom....................        574         1.5
Philippines.......................        350         0.9
Colombia..........................        295         0.8
Poland............................        281         0.7
Thailand..........................        164         0.4
Brazil............................        161         0.4
Korea.............................        144         0.4
                                    ---------         ---
                                    $  37,121        96.0%
                                    ---------         ---
                                    ---------         ---

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                         (000)
----------------------------------------------
ASSETS:
  Investments at Value (Cost
    $39,712).........................  $37,918
  Receivable for:
    Interest.........................      714
    Investments Sold.................      491
    Fund Shares Sold.................       48
  Deferred Organizational Costs......       11
                                       -------
    Total Assets.....................   39,182
                                       -------
LIABILITIES:
  Payable for:
    Dividends Declared...............      242
    Bank Overdraft...................      108
    Distribution Fees................       56
    Fund Shares Redeemed.............       35
    Professional Fees................       23
    Directors' Fees and Expenses.....       12
    Investment Advisory Fees.........       11
    Administrative Fees..............        9
    Shareholder Reporting Expense....        9
    Transfer Agent Fees..............        6
    Custody Fees.....................        3
  Other..............................        2
                                       -------
    Total Liabilities................      516
                                       -------
NET ASSETS...........................  $38,666
                                       -------
                                       -------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $     3
  Paid in Capital in Excess of Par...   40,797
  Accumulated Net Investment
    Income...........................       95
  Distributions in Excess of Net
    Realized Gain....................     (435)
  Net Unrealized Depreciation on
    Investments......................   (1,794)
                                       -------
NET ASSETS...........................  $38,666
                                       -------
                                       -------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $8,120,144 and 695,094
    Shares Outstanding)..............  $ 11.68
                                       -------
                                       -------
  Maximum Sales Charge...............    4.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100/
    (100 - maximum sales charge))....  $ 12.26
                                       -------
                                       -------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $22,666,658 and 1,944,751 Shares
    Outstanding)*....................  $ 11.66
                                       -------
                                       -------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $7,878,820 and 675,698 Shares
    Outstanding)*....................  $ 11.66
                                       -------
                                       -------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                         (000)
----------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $    12
  Interest...........................    3,684
                                       -------
    Total Income.....................    3,696
                                       -------
EXPENSES:
  Distribution Fees (Attributed to
    Classes A, B, and C of $23, $209,
    and $82, respectively)...........      314
  Investment Advisory Fees...........      288
  Administrative Fees................       99
  Filing and Registration Fees.......       44
  Professional Fees..................       37
  Shareholder Reports................       34
  Custodian Fees.....................       22
  Transfer Agent Fees................       22
  Directors' Fees and Expenses.......       10
  Other..............................       10
                                       -------
    Total Expenses...................      880
    Less Expense Reductions..........     (180)
                                       -------
    Net Expenses.....................      700
                                       -------
Net Investment Income/Loss...........    2,996
                                       -------
NET REALIZED GAIN/LOSS ON:
  Investments........................     (344)
                                       -------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............      210
                                       -------
  End of the Period
  Investments........................   (1,794)
                                       -------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   (2,004)
                                       -------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   (2,348)
                                       -------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $   648
                                       -------
                                       -------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 1999       JUNE 30, 1998
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $     2,996         $     1,701
  Net Realized Gain/Loss..........................                (344)              1,119
  Net Unrealized Appreciation /Depreciation.......              (2,004)               (585)
                                                              --------            --------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................                 648               2,235
                                                              --------            --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A.........................................                (749)               (525)
  Class B.........................................              (1,540)               (854)
  Class C.........................................                (603)               (343)
                                                              --------            --------
                                                                (2,892)             (1,722)
                                                              --------            --------
  Net Realized Gain:
  Class A.........................................                 (61)               (236)
  Class B.........................................                (152)               (415)
  Class C.........................................                 (59)               (120)
  In Excess of Net Realized Gain:
  Class A.........................................                 (97)                 --
  Class B.........................................                (244)                 --
  Class C.........................................                 (94)                 --
                                                              --------            --------
                                                                  (707)               (771)
                                                              --------            --------
Net Decrease in Net Assets Resulting from
  Distributions...................................              (3,599)             (2,493)
                                                              --------            --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................              27,018              32,419
  Distributions Reinvested........................               2,061               1,273
  Redeemed........................................             (21,840)            (21,623)
                                                              --------            --------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............               7,239              12,069
                                                              --------            --------
  Total Increase/Decrease in Net Assets...........               4,288              11,811
NET ASSETS--Beginning of Period...................              34,378              22,567
                                                              --------            --------
NET ASSETS--End of Period (Including accumulated
  net investment income of $95 and $36,
  respectively)...................................         $    38,666         $    34,378
                                                              --------            --------
                                                              --------            --------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   ----------
   Shares:
     Subscribed...................................               1,215                 786
     Distributions Reinvested.....................                  43                  33
     Redeemed.....................................              (1,180)               (900)
                                                              --------            --------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................                  78                 (81)
                                                              --------            --------
                                                              --------            --------
   Dollars:
     Subscribed...................................         $    14,702         $    10,149
     Distributions Reinvested.....................                 520                 420
     Redeemed.....................................             (14,249)            (11,731)
                                                              --------            --------
   Net Increase/Decrease..........................         $       973         $    (1,162)
                                                              --------            --------
                                                              --------            --------
   Ending Paid in Capital.........................         $     8,385+        $     7,412
                                                              --------            --------
                                                              --------            --------
   Class B:
   ----------
   Shares:
     Subscribed...................................                 768               1,167
     Distributions Reinvested.....................                  89                  48
     Redeemed.....................................                (371)               (427)
                                                              --------            --------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................                 486                 788
                                                              --------            --------
                                                              --------            --------
   Dollars:
     Subscribed...................................         $     9,251         $    15,056
     Distributions Reinvested.....................               1,068                 615
     Redeemed.....................................              (4,454)             (5,588)
                                                              --------            --------
   Net Increase/Decrease..........................         $     5,865         $    10,083
                                                              --------            --------
                                                              --------            --------
   Ending Paid in Capital.........................         $    24,185+        $    18,320
                                                              --------            --------
                                                              --------            --------
   Class C:
   ----------
   Shares:
     Subscribed...................................                 255                 562
     Distributions Reinvested.....................                  40                  19
     Redeemed.....................................                (264)               (323)
                                                              --------            --------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................                  31                 258
                                                              --------            --------
                                                              --------            --------
   Dollars:
     Subscribed...................................         $     3,065         $     7,214
     Distributions Reinvested.....................                 473                 238
     Redeemed.....................................              (3,137)             (4,304)
                                                              --------            --------
   Net Increase/Decrease..........................         $       401         $     3,148
                                                              --------            --------
                                                              --------            --------
   Ending Paid in Capital.........................         $     8,227+        $     7,826
                                                              --------            --------
                                                              --------            --------

-----------------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                CLASS A
                                                              -------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                                              -------------------------   MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                              1999#    1998#     1997     JUNE 30, 1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $12.661  $ 12.86  $ 11.92          $  12.00
                                                              -------  -------  -------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................    1.006     0.97     1.07              0.13
  Net Realized and Unrealized Gain/Loss.....................   (0.790)    0.35     0.99             (0.09)
                                                              -------  -------  -------            ------
  Total From Investment Operations..........................    0.216     1.32     2.06              0.04
                                                              -------  -------  -------            ------
DISTRIBUTIONS
  Net Investment Income.....................................   (0.967)   (0.97)   (1.07)            (0.12)
  Net Realized Gain.........................................   (0.088)   (0.55)   (0.05)               --
  In Excess of Net Realized Gain............................   (0.140)      --       --                --
                                                              -------  -------  -------            ------
  Total Distributions.......................................   (1.195)   (1.52)   (1.12)            (0.12)
                                                              -------  -------  -------            ------
NET ASSET VALUE, END OF PERIOD..............................  $11.682  $ 12.66  $ 12.86          $  11.92
                                                              -------  -------  -------            ------
                                                              -------  -------  -------            ------
TOTAL RETURN (1)............................................     1.90%   10.81%   18.12%             0.29%**
                                                              -------  -------  -------            ------
                                                              -------  -------  -------            ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $ 8,120  $ 7,813  $ 8,980          $  3,907
Ratio of Expenses to Average Net Assets.....................     1.25%    1.25%    1.25%             1.25%
Ratio of Net Investment Income/Loss to Average Net Assets...     8.39%    7.42%    8.83%             6.85%
Portfolio Turnover Rate.....................................       41%      81%     104%               10%**
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........  $  0.06  $  0.08  $  0.10          $   0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................     1.72%    1.89%    2.04%             3.51%
  Net Investment Income/Loss to Average Net Assets..........     7.93%    6.78%    8.04%             4.59%
---------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                                              -------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                                              -------------------------   MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                              1999#    1998#     1997     JUNE 30, 1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $12.630  $ 12.86  $ 11.93          $  12.00
                                                              -------  -------  -------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................    0.912     0.87     0.98              0.12
  Net Realized and Unrealized Gain/Loss.....................   (0.776)    0.34     0.99             (0.09)
                                                              -------  -------  -------            ------
  Total From Investment Operations..........................    0.136     1.21     1.97              0.03
                                                              -------  -------  -------            ------
DISTRIBUTIONS
  Net Investment Income.....................................   (0.883)   (0.89)   (0.99)            (0.10)
  Net Realized Gain.........................................   (0.088)   (0.55)   (0.05)               --
  In Excess of Net Realized Gain............................   (0.140)      --       --                --
                                                              -------  -------  -------            ------
  Total Distributions.......................................   (1.111)   (1.44)   (1.04)            (0.10)
                                                              -------  -------  -------            ------
NET ASSET VALUE, END OF PERIOD..............................  $11.655  $ 12.63  $ 12.86          $  11.93
                                                              -------  -------  -------            ------
                                                              -------  -------  -------            ------
TOTAL RETURN (1)............................................     1.28%    9.86%   17.22%             0.21%**
                                                              -------  -------  -------            ------
                                                              -------  -------  -------            ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $22,667  $18,420  $ 8,617          $  3,421
Ratio of Expenses to Average Net Assets.....................     2.00%    2.00%    2.00%             2.00%
Ratio of Net Investment Income/Loss to Average Net Assets...     7.63%    6.70%    7.99%             6.08%
Portfolio Turnover Rate.....................................       41%      81%     104%               10%**
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........  $  0.06  $  0.08  $  0.10          $   0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................     2.48%    2.64%    2.82%             4.25%
  Net Investment Income/Loss to Average Net Assets..........     7.16%    6.04%    7.17%             3.83%
---------------------------------------------------------------------------------------------------------

                                                                                CLASS C
                                                              -------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                                              -------------------------   MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                              1999#    1998#     1997     JUNE 30, 1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $12.634  $ 12.86  $ 11.93          $  12.00
                                                              -------  -------  -------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income /Loss...............................    0.912     0.86     0.99              0.12
  Net Realized and Unrealized Gain/Loss.....................   (0.775)    0.35     0.98             (0.09)
                                                              -------  -------  -------            ------
  Total From Investment Operations..........................    0.137     1.21     1.97              0.03
                                                              -------  -------  -------            ------
DISTRIBUTIONS
  Net Investment Income.....................................   (0.883)   (0.89)   (0.99)            (0.10)
  Net Realized Gain.........................................   (0.088)   (0.55)   (0.05)               --
  In Excess of Net Realized Gain............................   (0.140)      --       --                --
                                                              -------  -------  -------            ------
  Total Distributions.......................................   (1.111)   (1.44)   (1.04)            (0.10)
                                                              -------  -------  -------            ------
NET ASSET VALUE, END OF PERIOD..............................  $11.660  $ 12.63  $ 12.86          $  11.93
                                                              -------  -------  -------            ------
                                                              -------  -------  -------            ------
TOTAL RETURN (1)............................................     1.28%    9.86%   17.21%             0.21%**
                                                              -------  -------  -------            ------
                                                              -------  -------  -------            ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $ 7,879  $ 8,145  $ 4,970          $  3,316
Ratio of Expenses to Average Net Assets.....................     2.00%    2.00%    2.00%             2.00%
Ratio of Net Investment Income/Loss to Average Net Assets...     7.61%    6.63%    8.03%             6.07%
Portfolio Turnover Rate.....................................       41%      81%     104%               10%**
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........  $  0.06  $  0.08  $  0.11          $   0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................     2.48%    2.64%    2.88%             4.25%
  Net Investment Income/Loss to Average Net Assets..........     7.14%    6.01%    7.15%             3.82%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen High Yield & Total Return Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment Company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to maximize total return by investing in a diversified portfolio of high-yield, high-risk income that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services. The Fund commenced operations on May 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED
                                                     SALES CHARGE
YEAR OF REDEMPTION                               CLASS B      CLASS C
---------------------------------------------  -----------  -----------
First........................................       4.00%        1.00%
Second.......................................       4.00%         None
Third........................................       3.00%         None
Fourth.......................................       2.50%         None
Fifth........................................       1.50%         None
Thereafter...................................        None         None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At June 30, 1999, approximately 86% of the net assets of the Fund consisted of high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's

-----------------------
          12

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS  (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $435,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                              NET
                                          APPRECIATION/
    COST        APPREC.       DEPREC.     DEPRECIATION
   (000)         (000)         (000)         (000)
------------  ------------  ------------  ------------

  $39,712         $614        $(2,408)      $(1,794)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $45,000 has been reclassified from accumulated net investment income with approximately $42,000 posted to distributions in excess of net realized gain and approximately $3,000 posted to paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                           CLASS B
                        CLASS A          AND CLASS C
                    MAX. OPERATING     MAX. OPERATING
  ADVISORY FEE       EXPENSE RATIO      EXPENSE RATIO
-----------------  -----------------  -----------------

      0.75%              1.25%              2.00%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $65,881 for Class A shares and deferred sales charges of $49,073 and $6,313 for Class B shares and Class C shares, respectively.

                                                              ------------------
                                                                    13

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Company ("MSTC"), a former affiliate of the Subadvisers. On October 1, 1998, the Chase Manhattan purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $25,944,000 and sales of approximately $14,451,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

-----------------------

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen High Yield & Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Yield & Total Return Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                                                              ------------------

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 1.02%.

The Fund designated and paid $316,364 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999 representing their proportionate share of this capital gain distribution.

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/ National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                     [LOGO]

      1 Parkview Plaza / P.O. Box 5555 / Oakbrook Terrace, IL 60181-5555 /
                               www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     7
Statement of Operations...............................................     8
Statement of Changes in Net Assets....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    11
Report of Independent Accountants.....................................    14
Additional Information................................................    15

MSGF ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

/s/ RICHARD F. POWERS III                              /s/ DENNIS J. MCDONNELL
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar          1.7%
British Pound              7.4%
Canadian Dollar            3.9%
Danish Krone               7.0%
Euro                      34.1%
Japanese Yen              10.5%
Swedish Krona              4.5%
United States Dollar      30.5%
Other                      0.4%

 YIELD INFORMATION AS OF JUNE
           30, 1999
-------------------------------
                        30 DAY
                        CURRENT
                        YIELD+
-------------------------------
Class A                   2.76%
-------------------------------
Class B                   2.14%
-------------------------------
Class C                   2.14%
-------------------------------

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                                      TOTAL RETURNS**
                          ------------------------------------------------------------------------
                                                            AVERAGE ANNUAL
                                                ---------------------------------------
                              ONE YEAR              FIVE YEAR          SINCE INCEPTION      COMMENCEMENT
                          -----------------     -----------------     -----------------      DATE
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT    ------
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE***  CHARGE*    CHARGE***  CHARGE*    CHARGE***
--------------------------------------------------------------------------------------------------
Class A Shares            -3.85%      0.95%      4.35%      5.38%      4.65%      5.44%     1/4/93
--------------------------------------------------------------------------------------------------
Class B Shares            -3.72%      0.05%      N/A        N/A        2.49%      3.04%     8/1/95
--------------------------------------------------------------------------------------------------
Class C Shares            -0.89%      0.05%      4.53%      4.53%      4.61%      4.61%     1/4/93
--------------------------------------------------------------------------------------------------
J.P. Morgan Traded
Global Bond Index          N/A        3.63%      N/A        6.56%      N/A        6.91%      N/A
--------------------------------------------------------------------------------------------------

The J.P. Morgan Traded Global Bond Index is an unmanaged index of government bond issues that includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom, and the United States excluding withholding tax.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge for early withdrawal (4% for Class B shares and 1% for Class C shares).
COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 J.P. Morgan Traded
            Global Fixed Income Fund - Class A    Global Bond Index
1/4/1993                                $9,500              $10,000
6/30/1993                              $10,289              $10,760
6/30/1994                              $10,331              $11,187
6/30/1995                              $11,509              $13,139
6/30/1996                              $12,107              $13,408
6/30/1997                              $12,624              $14,009
6/30/1998                              $13,300              $14,831
6/30/1999                              $13,427              $15,369

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                      CURRENCY         NET ASSETS
-----------------------  -------------------  -------------
Deutschland Republic
 8.375%, 5/21/01                Euro                10.7%
United Kingdom Treasury
 Gilt 8.50%, 7/16/07        British Pound            7.4%
U.S. Treasury Bond          United States
 6.25%, 8/15/23                Dollar                7.2%
U.S. Treasury Note          United States
 6.25%, 10/31/01               Dollar                6.9%
Government of Japan
 0.90%, 12/22/08            Japanese Yen             5.9%

TOP FIVE CURRENCY DENOMINATIONS
                             VALUE     PERCENT OF
CURRENCY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Euro                       $   2,196        34.1%
United States Dollar           1,963        30.5%
Japanese Yen                     673        10.5%
British Pound                    474         7.4%
Danish Krone                     448         7.0%

                                                              ------------------
                                                                    3

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL FIXED INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PORTFOLIO MANAGERS MICHAEL B. KUSHMA, J. DAVID GERMANY, AND PAUL F. O'BRIEN OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. KUSHMA HAS BEEN A MEMBER OF THE FUND'S MANAGEMENT TEAM SINCE 1995, WHILE MR. GERMANY JOINED THE TEAM IN 1996, AND MR. O'BRIEN IN 1997. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST YEAR?

A: During the third quarter of 1998, continued economic weakness in Asia and Japan spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. The defining moment of the period came in mid-August when Russia devalued its currency and defaulted on its debt, sending financial and currency markets worldwide into a tailspin.

With turmoil in the emerging markets and a crisis of confidence in domestic and European markets, many investors moved into high-quality government bonds, primarily those issued by the United States.

Paced by the Federal Reserve Board and the European Central Bank, central banks worldwide lowered interest rates during the fourth quarter of 1998. The interest rate cuts renewed investor confidence and helped revive stock and corporate bond markets in Europe and the United States.

Global economic recovery became the story of the first half of 1999, as economic activity increased in most regions of the world. Unfortunately, global bond markets suffered as low interest rates worldwide led to a sell-off in many of the world's largest bond markets.

Q:  WHAT EFFECT DID RUSSIA HAVE ON EUROPEAN MARKETS DURING THE PERIOD?

A: Slow economic activity and sluggish growth in Eastern Europe caused economic problems for Europe overall. Due to Russia's proximity to Europe, its problems hurt European trade during most of the period. Decreased trade between Russia and Eastern European countries, such as Poland, Hungary, and the Czech Republic, led to a direct spillover of decreased trade between those countries and Germany, Europe's dominant economy.

While economic activity in the United States accelerated during late 1998 and early 1999, the German economy did the opposite--it decelerated. The slowdown in Germany led to weak economic conditions throughout Europe, which was positive for bonds as investors sought safer, high-quality investments.

Q:  DID ANYTHING SURPRISE YOU DURING THE PERIOD?

A: We were surprised by the continued weakness of the European economy at a time when the U.S. economy was strong. We anticipated that Russia's problems would cause some weakness in Europe's household consumer sector, but we did not anticipate the severity of the slowdown in the industrial and manufacturing sectors.

As expected, Europe's transition since the introduction of the euro on January 1, 1999, has gone smoothly. The only negative has been the weakness of the new currency. During the first half of 1999, the euro decreased in value relative to the U.S. dollar and the Japanese yen, which hurt the Fund's return: we had 34.1 percent exposure to the euro as of June 30, 1999.

Q:  WHAT STRATEGIES DID YOU PURSUE IN THESE CONDITIONS?

A: Because interest rates in Japan were so low in the third quarter of 1998, we maintained an underweight position in Japan, and we took advantage of falling interest rates elsewhere by investing in Europe and the United States. During the fourth quarter, we reduced our position in Canadian bonds due to political rumblings regarding Quebec, and we added a small position of 5-year New Zealand bonds.

In the first quarter of 1999, we changed our investment strategy to focus on Japan in order to take advantage of high volatility in that market. During February we increased our exposure to Japan as

-----------------------
           4

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

interest rates rose to the 2 percent range. At the same time we reduced our exposure to the yen but recaptured that exposure following the Bank of Japan's announcement of a fiscal stimulus package. In addition, we sold our New Zealand government bonds after they appreciated in price.

Q:  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund performed well during the first half of the period but was hurt by the sell-off in global bond markets in 1999. The weak euro contributed significantly to the Fund's disappointing returns.

For Class A shares at net asset value without sales charge, the Fund generated a total return of 0.95 percent for the 12 months ended June 30, 1999. By comparison, the J.P. Morgan Traded Global Bond Index generated a total return of
3.63 percent for the same period. Past performance does not guarantee future results.

Q:  WHAT IS YOUR POSITION ON DOLLAR BLOC NATIONS SUCH AS CANADA?

A: Recent increases in commodity prices, primarily industrial metal and oil prices, have made the dollar bloc nations attractive. We've noticed a high correlation between the currencies of these countries and commodity prices--as their commodity prices recover, their currencies generally strengthen. When the world economy is strong, we prefer Canadian dollars because they tend to outperform in this environment. Earlier in 1999, we purchased these as opposed to the U.S. dollar and the Japanese yen.

Q:  DO YOU SEE ANY FINANCIAL DISASTERS SIMILAR TO RUSSIA ON THE HORIZON?

A: No. We believe the global economic recovery that started this year should continue. In terms of emerging markets, China is the only major country that has avoided a major financial crisis recently and its leaders continue to do everything they can to stimulate demand domestically. Therefore, we don't anticipate a major financial crisis on the horizon.

Q:  WHAT DO YOU SEE HAPPENING DURING THE NEXT SIX MONTHS?

A: Until the extent to which the Fed will raise interest rates becomes clear, bond markets will remain unstable. As expected, the Federal Reserve Board raised interest rates at the end of the period, but surprised the market by abandoning its tightening bias. For global bond markets, a slowdown in the United States would be a welcome development. Two factors, however, have significantly helped bonds, attractive yields after the global bond sell-off, and attractive yield curves in Europe.

We believe the European bond markets may benefit from an interest-rate increase in the United States because their economies are weaker and therefore more sensitive to global economic conditions than the U.S. bond markets. In Europe, we will concentrate our holdings in what we believe are the most creditworthy countries--Germany and France. In addition, among countries not participating in European economic and monetary union (EMU), we will look for value in Swedish and Danish bonds. There should be opportunities to take advantage of the differences in interest rates between these countries and EMU participants, and we expect these countries to join the next wave of monetary union and thus comply with the expected standards of EMU.

Michael B. Kushma            Paul E. O'Brien              J. David Germany
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                                              ------------------

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

            PAR
          VALUE                                                       VALUE
          (000)                                                       (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (95.0%)
  AUSTRALIAN DOLLAR (1.7%)
    U.S. GOVERNMENT & AGENCY OBLIGATIONS--GLOBAL
$            50   Federal National Mortgage Association 6.50%,
                    7/10/02........................................  $   34
             60   Federal National Mortgage Association 6.375%,
                    8/15/07........................................      39
  AUD        50   Government of Australia 10.00%, 10/15/02.........      37
                                                                     ------
                                                                        110
                                                                     ------
  BRITISH POUND (7.4%)
    GOVERNMENT BOND
  GBP       250   United Kingdom Treasury Gilt 8.50%, 7/16/07......     474
                                                                     ------
  CANADIAN DOLLAR (3.9%)
    GOVERNMENT BOND
  CAD       320   Government of Canada 8.75%, 12/1/05..............     255
                                                                     ------
  DANISH KRONE (7.0%)
    GOVERNMENT BONDS
  DKK     1,800   Kingdom of Denmark 8.00%, 5/15/03................     284
          1,000   Kingdom of Denmark 8.00%, 3/15/06................     164
                                                                     ------
                                                                        448
                                                                     ------
  EURO (34.1%)
    GOVERNMENT BONDS
  EUR       100   Buoni Poliennali Del Tesoro 9.50%, 2/1/06........     133
             50   Deutsche Ausgleichsbank 4.00%, 7/4/09............      48
            610   Deutschland Republic 8.375%, 5/21/01.............     688
            200   Deutschland Republic 6.50%, 10/14/05.............     232
            180   Deutschland Republic 6.25%, 1/4/24...............     206
            100   Government of France 4.50%, 7/12/02..............     106
            200   Government of France 6.00%, 10/25/25.............     222
            200   Government of Spain 5.15%, 7/30/09...............     212
            200   Government of The Netherlands 8.25%, 2/15/02.....     231
            100   Kingdom of Belgium 9.20%, 6/28/10................     118
                                                                     ------
                                                                      2,196
                                                                     ------

            PAR
          VALUE                                                       VALUE
          (000)                                                       (000)
---------------------------------------------------------------------------

  JAPANESE YEN (10.5%)
    GOVERNMENT BOND (5.9%)
 JPY     50,000   Government of Japan 0.90%, 12/22/08..............  $  378
                                                                     ------
    EUROBOND (4.6%)
         30,000   IBRD 4.75%, 12/20/04.............................     295
                                                                     ------
  TOTAL JAPANESE YEN...............................................     673
                                                                     ------
  SWEDISH KRONA (4.5%)
    GOVERNMENT BONDS
 SEK      1,000   Swedish Government 13.00%, 6/15/01...............     137
          1,200   Swedish Government 6.00%, 2/9/05.................     151
                                                                     ------
                                                                        288
                                                                     ------
  UNITED STATES DOLLAR (25.9%)
    CORPORATE BOND (0.7%)
$         (a)50   Monsanto Co. 6.60%, 12/1/28......................      44
                                                                     ------
    U.S. TREASURY BONDS (12.7%)
            300   8.125%, 8/15/19..................................     362
            460   6.25%, 8/15/23...................................     460
                                                                     ------
                                                                        822
                                                                     ------
    U.S. TREASURY NOTES (12.5%)
            440   6.25%, 10/31/01..................................     446
            350   6.25%, 2/15/07...................................     357
                                                                     ------
                                                                        803
                                                                     ------
  TOTAL UNITED STATES DOLLAR.......................................   1,669
                                                                     ------
TOTAL LONG-TERM INVESTMENTS (95.0%) (COST $6,479)..................   6,113
                                                                     ------
SHORT-TERM INVESTMENT (4.6%)
    REPURCHASE AGREEMENT (4.6%)
$           294   Chase Securities, Inc., 4.55%, dated 6/30/99, due
                    7/1/99, to be repurchased at $294,
                    collateralized by $275 U.S. Treasury Bonds,
                    7.25%, due 5/15/16, valued at $306 (COST
                    $294)..........................................     294
                                                                     ------
TOTAL INVESTMENTS (99.6%) (COST $6,773)............................   6,407
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).......................      24
                                                                     ------
NET ASSETS (100%)..................................................  $6,431
                                                                     ------
                                                                     ------

---------------

(a)       144A Security--Certain conditions for public sale may exist.

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                        (000)
---------------------------------------------
ASSETS:
  Investments at Value (Cost
    $6,773)..........................  $6,407
  Receivable for:
    Interest.........................     109
    Fund Shares Sold.................      12
  Net Unrealized Gain on Foreign
    Currency Contracts...............       7
  Foreign Witholding Tax Reclaim.....       3
                                       ------
    Total Assets.....................   6,538
                                       ------
LIABILITIES:
  Payable for:
    Professional Fees................      25
    Dividends Declared...............      21
    Fund Shares Redeemed.............      16
    Directors' Fees and Expenses.....      12
    Shareholder Reporting Expenses...       8
    Distribution Fees................       6
    Bank Overdraft...................       5
    Custody Fees.....................       4
    Transfer Agent Fees..............       3
    Investment Advisory Fees.........       3
    Administrative Fees..............       2
  Other..............................       2
                                       ------
      Total Liabilities..............     107
                                       ------
NET ASSETS...........................  $6,431
                                       ------
                                       ------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $    1
  Paid in Capital in Excess of Par...   6,777
  Accumulated Net Realized Gain......      93
  Distributions in Excess of Net
    Investment Income................     (78)
  Net Unrealized Depreciation on
    Investments and Foreign Currency
    Translations.....................    (362)
                                       ------
NET ASSETS...........................  $6,431
                                       ------
                                       ------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $3,391,538 and 357,818
    Shares Outstanding)..............  $ 9.48
                                       ------
                                       ------
  Maximum Sales Charge...............    4.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))....  $ 9.95
                                       ------
                                       ------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $1,556,467 and 165,575 Shares
    Outstanding)*....................  $ 9.40
                                       ------
                                       ------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $1,483,381 and 158,021 Shares
    Outstanding)*....................  $ 9.39
                                       ------
                                       ------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                       (000)
--------------------------------------------
INVESTMENT INCOME:
  Interest...........................  $ 369
  Less Foreign Taxes Withheld........     (3)
                                       -----
   Total Income......................    366
                                       -----
EXPENSES:
  Investment Advisory Fees...........     62
  Distribution Fees (Attributed to
    Classes A, B, and C of $11, $17,
    and $18, respectively)...........     46
  Professional Fees..................     34
  Shareholder Reports................     30
  Filing and Registration Fees.......     28
  Administrative Fees................     26
  Custodian Fees.....................     14
  Transfer Agent Fees................     13
  Directors' Fees and Expenses.......      9
  Interest Expense...................      2
  Other..............................      5
                                       -----
   Total Expenses....................    269
   Less Expense Reductions...........   (122)
                                       -----
   Net Expenses......................    147
                                       -----
Net Investment Income/Loss...........    219
                                       -----
NET REALIZED GAIN/LOSS ON:
  Investments........................    392
  Foreign Currency Transactions......     59
                                       -----
   Net Realized Gain/Loss............    451
                                       -----
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............     60
                                       -----
  End of the Period:
   Investments.......................   (366)
   Foreign Currency Translations.....      4
                                       -----
                                        (362)
                                       -----
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   (422)
                                       -----
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........     29
                                       -----
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $ 248
                                       -----
                                       -----

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1999    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $       219         $    336
  Net Realized Gain/Loss..........................                 451              (59)
  Net Unrealized Appreciation/Depreciation........                (422)             178
                                                               -------          -------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................                 248              455
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A.........................................                (124)            (219)
  Class B.........................................                 (38)             (49)
  Class C.........................................                 (41)             (68)
  In Excess of Net Investment Income:
  Class A.........................................                 (47)              (4)
  Class B.........................................                 (15)              (1)
  Class C.........................................                 (15)              (1)
                                                               -------          -------
                                                                  (280)            (342)
                                                               -------          -------
  Net Realized Gain:
  Class A.........................................                (144)             (30)
  Class B.........................................                 (50)              (8)
  Class C.........................................                 (52)             (11)
                                                               -------          -------
                                                                  (246)             (49)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions.................................                (526)            (391)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................               5,081            1,701
  Distributions Reinvested........................                 449              329
  Redeemed........................................              (6,547)          (4,936)
                                                               -------          -------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............              (1,017)          (2,906)
                                                               -------          -------
  Total Increase/Decrease in Net Assets...........              (1,295)          (2,842)
NET ASSETS--Beginning of Period...................               7,726           10,568
                                                               -------          -------
NET ASSETS--End of Period (Including distributions
  in excess of net investment income of $(78) and
  $(150), respectively)...........................         $     6,431         $  7,726
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   ----------
   Shares:
     Subscribed...................................                 407               72
     Distributions Reinvested.....................                  28               22
     Redeemed.....................................                (517)            (298)
                                                               -------          -------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................                 (82)            (204)
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed...................................         $     4,142         $    714
     Distributions Reinvested.....................                 285              226
     Redeemed.....................................              (5,371)          (2,981)
                                                               -------          -------
   Net Increase/Decrease..........................         $      (944)        $ (2,041)
                                                               -------          -------
                                                               -------          -------
   Ending Paid in Capital.........................         $     3,508         $  4,452
                                                               -------          -------
                                                               -------          -------
   Class B:
   ----------
   Shares:
     Subscribed...................................                  69               58
     Distributions Reinvested.....................                   7                4
     Redeemed.....................................                 (53)             (92)
                                                               -------          -------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................                  23              (30)
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed...................................         $       707         $    572
     Distributions Reinvested.....................                  74               42
     Redeemed.....................................                (540)            (909)
                                                               -------          -------
   Net Increase/Decrease..........................         $       241         $   (295)
                                                               -------          -------
                                                               -------          -------
   Ending Paid in Capital.........................         $     1,675         $  1,434
                                                               -------          -------
                                                               -------          -------
   Class C:
   ----------
   Shares:
     Subscribed...................................                  24               42
     Distributions Reinvested.....................                   8                6
     Redeemed.....................................                 (64)            (105)
                                                               -------          -------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................                 (32)             (57)
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed...................................         $       232         $    415
     Distributions Reinvested.....................                  90               61
     Redeemed.....................................                (636)          (1,046)
                                                               -------          -------
   Net Increase/Decrease..........................         $      (314)        $   (570)
                                                               -------          -------
                                                               -------          -------
   Ending Paid in Capital.........................         $     1,595         $  1,909
                                                               -------          -------
                                                               -------          -------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   CLASS A                                             CLASS B
                             ---------------------------------------------------    ---------------------------------------------
                                                                                                                        AUGUST 1,
                                             YEAR ENDED JUNE 30,                         YEAR ENDED JUNE 30,                1995+
SELECTED PER SHARE DATA      ---------------------------------------------------    -----------------------------     TO JUNE 30,
AND RATIOS                     1999#      1998#       1997       1996       1995      1999#      1998#       1997            1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $10.022    $  9.95    $  9.94    $ 10.23    $  9.53    $ 9.971    $  9.91    $  9.91    $      10.24
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss..........      0.311       0.39       0.44       0.53       0.56      0.229       0.32       0.41            0.64
  Net Realized and
    Unrealized
    Gain/Loss............     (0.181)      0.13      (0.02)     (0.01)      0.50     (0.186)      0.13      (0.07)          (0.26)
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
  Total From Investment
    Operations...........      0.130       0.52       0.42       0.52       1.06      0.043       0.45       0.34            0.38
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
DISTRIBUTIONS
  Net Investment
    Income...............     (0.278)     (0.39)     (0.35)     (0.79)     (0.36)    (0.234)     (0.33)     (0.29)          (0.69)
  In Excess of Net
    Investment Income....     (0.106)     (0.01)     (0.06)     (0.02)        --     (0.090)     (0.01)     (0.05)          (0.02)
  Net Realized Gain......     (0.290)     (0.05)        --         --         --     (0.290)     (0.05)        --              --
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
  Total Distributions....     (0.674)     (0.45)     (0.41)     (0.81)     (0.36)    (0.614)     (0.39)     (0.34)          (0.71)
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
NET ASSET VALUE, END OF
  PERIOD.................    $ 9.478    $ 10.02    $  9.95    $  9.94    $ 10.23    $ 9.400    $  9.97    $  9.91    $       9.91
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
TOTAL RETURN (1).........       0.95%      5.36%      4.27%      5.20%     11.41%      0.05%      4.65%      3.48%           3.76%*
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
                             -------    -------    -------    -------    -------    -------    -------    -------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)................    $ 3,392    $ 4,413    $ 6,407    $ 7,432    $11,092    $ 1,556    $ 1,425    $ 1,716    $      1,440
Ratio of Expenses to
  Average Net Assets.....       1.47%      1.45%      1.45%      1.45%      1.45%      2.23%      2.20%      2.20%           2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets.............       3.03%      3.94%      4.40%      5.02%      5.84%      2.21%      3.21%      3.65%           3.38%
Portfolio Turnover
  Rate...................        143%        78%       170%       223%       169%       143%        78%       170%            223%*
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment
    Income/Loss..........    $  0.15    $  0.15    $  0.12    $  0.07    $  0.07    $  0.15    $  0.15    $  0.13    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets...............       2.97%      3.00%      2.57%      2.16%      2.22%      3.78%      3.75%      3.37%           3.57%
  Net Investment Income
    to Average Net
    Assets...............       1.54%      2.42%      3.25%      4.31%      5.07%      0.71%      1.65%      2.45%           2.01%
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense and interest
  expense................       1.45%      1.45%      1.45%      1.45%      1.45%      2.20%      2.20%      2.20%           2.20%
---------------------------------------------------------------------------------------------------------------------------------

                                                      CLASS C
                                ---------------------------------------------------
                                                YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND     ---------------------------------------------------
RATIOS                            1999#      1998#       1997       1996       1995
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $ 9.962    $  9.90    $  9.90    $ 10.20    $  9.54
                                -------    -------    -------    -------    -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss.............      0.230       0.32       0.39       0.37       0.49
  Net Realized and
    Unrealized Gain/Loss....     (0.191)      0.13      (0.05)      0.08       0.47
                                -------    -------    -------    -------    -------
  Total From Investment
    Operations..............      0.039       0.45       0.34       0.45       0.96
                                -------    -------    -------    -------    -------
DISTRIBUTIONS
  Net Investment Income.....     (0.234)     (0.33)     (0.29)     (0.73)     (0.30)
  In Excess of Net
    Investment Income.......     (0.090)     (0.01)     (0.05)     (0.02)        --
  Net Realized Gain.........     (0.290)     (0.05)        --         --         --
                                -------    -------    -------    -------    -------
  Total Distributions.......     (0.614)     (0.39)     (0.34)     (0.75)     (0.30)
                                -------    -------    -------    -------    -------
NET ASSET VALUE, END OF
  PERIOD....................    $ 9.387    $  9.96    $  9.90    $  9.90    $ 10.20
                                -------    -------    -------    -------    -------
                                -------    -------    -------    -------    -------
TOTAL RETURN (1)............       0.05%      4.65%      3.48%      4.47%     10.24%
                                -------    -------    -------    -------    -------
                                -------    -------    -------    -------    -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)...................    $ 1,483    $ 1,888    $ 2,445    $ 2,844    $ 5,965
Ratio of Expenses to Average
  Net Assets................       2.23%      2.20%      2.20%      2.20%      2.20%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets....................       2.22%      3.21%      3.65%      4.35%      5.09%
Portfolio Turnover Rate.....        143%        78%       170%       223%       169%
-----------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the
  Period
  Per Share Benefit to Net
    Investment
    Income/Loss.............    $  0.15    $  0.15    $  0.12    $  0.06    $  0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets..................       3.74%      3.75%      3.35%      2.87%      2.97%
  Net Investment Income/Loss
    to Average Net Assets...       0.75%      1.67%      2.48%      3.68%      4.32%
Ratio of Net Expenses to
  Average Net Assets
  excluding country tax
  expense and interest
  expense...................       2.20%      2.20%      2.20%      2.20%      2.20%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Fixed Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to produce an attractive real rate of return by investing in fixed-income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                          CONTINGENT
                                           DEFERRED
                                         SALES CHARGE
                                       ----------------
YEAR OF REDEMPTION                     CLASS B  CLASS C
-------------------------------------  -------  -------
First................................    4.00%    1.00%
Second...............................    4.00%   None
Third................................    3.00%   None
Fourth...............................    2.50%   None
Fifth................................    1.50%   None
Thereafter...........................   None     None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount

                                                              ------------------
                                                                    11

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency losses of approximately $27,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                           NET
                       APPRECIATION/
 COST   APPREC. DEPREC. DEPRECIATION
(000)    (000)  (000)     (000)
------  -------------- ------------
$6,775..
        $   66 $ (434) $      (368)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $133,000 has been reclassified from accumulated net realized gain and posted to distributions in excess of net investment income.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                     CLASS B
                             CLASS A             AND CLASS C
                      MAX. OPERATING          MAX. OPERATING
ADVISORY FEE           EXPENSE RATIO           EXPENSE RATIO
------------  ----------------------  ----------------------
   0.75%
                           1.45%                   2.20%

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $12,010 for Class A shares and deferred sales charges of $472, $10,212, and $731 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through

-----------------------
          12

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
September 30, 1998, the Fund incurred MSTC fees of approximately $1,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $8,110,000 and sales of approximately $8,406,000 of investment securities other than long-term U.S. government securities and short-term investments. Purchases and sales of long-term U.S. government securities for the year ended June 30, 1999 totaled approximately $2,528,000 and $3,205,000, respectively.
D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity, and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                   UNREALIZED
                                       CURRENT  APPRECIATION/
                                         VALUE   DEPRECIATION
FORWARD CURRENCY CONTRACTS               (000)          (000)
-------------------------------------  -------  -------------
LONG CONTRACTS:
Australian Dollar,
  100,000 expiring 9/16/99...........  $   66   $       --
                                       -------       -----
SHORT CONTRACTS:
Australian Dollar,
  100,000 expiring 9/16/99...........  $   66   $       --
Euro,
  200,000 expiring 7/12/99...........     207            7
                                       -------       -----
                                       $  273   $        7
                                       -------       -----
                                       -------       -----
                                                $        7
                                                     -----
                                                     -----

                                                              ------------------

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                    REPORT OF INDEPENDENT INCOME ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.-- Van Kampen Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Fixed Income Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

-----------------------

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the Fund intends to pass through foreign tax credits of $2,887 and has derived gross income from sources within foreign countries amounting to $211,534.

For the year ended June 30, 1999, the percentage of income earned from direct U.S. treasury obligations was 44.04%.

The Fund designated and paid $166,096 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999 representing their proportionate share of this capital gain distribution.

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

            1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL
                         60181-5555 - www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                          VAN KAMPEN ASIAN GROWTH FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12
Report of Independent Accountants.....................................    15

MSAG ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                          VAN KAMPEN ASIAN GROWTH FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong                   30.1%
Indonesia                    2.2%
Korea                       20.1%
Malaysia                     5.4%
Philippines                  2.3%
Singapore                   10.9%
Taiwan                      17.1%
Thailand                     3.7%
Short-Term Investment        7.5%
Other                        0.7%

                                                           TOTAL RETURNS**
                        -------------------------------------------------------------------------------------
                                                                AVERAGE ANNUAL
                                                 --------------------------------------------    COMMENCEMENT
                              ONE YEAR                FIVE YEAR            SINCE INCEPTION           DATE
                        ---------------------    --------------------    --------------------    ------------
                          WITH       WITHOUT       WITH      WITHOUT       WITH      WITHOUT
                         SALES        SALES       SALES       SALES       SALES       SALES
                        CHARGE*     CHARGE***    CHARGE*     CHARGE***   CHARGE*     CHARGE***
-------------------------------------------------------------------------------------------------------------
Class A Shares            65.56%       75.69%      -5.89%      -4.76%      -0.78%       0.20%     6/23/93
-------------------------------------------------------------------------------------------------------------
Class B Shares            69.48%       74.48%        N/A         N/A       -9.12%      -8.57%      8/1/95
-------------------------------------------------------------------------------------------------------------
Class C Shares            73.13%       74.13%      -5.50%      -5.50%      -0.55%      -0.55%     6/23/93
-------------------------------------------------------------------------------------------------------------
MSCI CFEF
ex-Japan Index              N/A        82.69%        N/A       -3.17%        N/A        2.12%         N/A
-------------------------------------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) All Country Far East Free (CFEF) ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, the Philippines, Korea, Taiwan, and Thailand (assumes dividends are reinvested). Beginning December 1, 1998, the index no longer includes Malaysia.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS
                                          PERCENT OF
ISSUER                        COUNTRY     NET ASSETS
--------------------------  -----------  -------------
Hutchison Whampoa Ltd.       Hong Kong          6.2%
Sun Hung Kai Properties
 Ltd.                        Hong Kong          4.0%
Cheung Kong Holdings Ltd.    Hong Kong          3.8%
Hong Kong
 Telecommunications Ltd.     Hong Kong          3.7%
Taiwan Semiconductor Co.      Taiwan            3.5%

TOP FIVE SECTORS
                           VALUE     PERCENT OF
SECTOR                     (000)     NET ASSETS
-----------------------  ---------  -------------
Finance                  $  44,637        25.9%
Services                    37,762        21.9%
Capital Equipment           26,971        15.6%
Consumer Goods              17,049         9.9%
Multi-Industry              14,345         8.3%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Asian Growth Fund     MSCI Combined Far East
                       Class A        Free ex-Japan Index
6/23/93                 $9,500                    $10,000
6/30/94                 $9,525                    $10,000
6/30/95                $13,472                    $15,055
6/30/96                $14,071                    $16,286
6/30/97                $13,916                    $16,441
6/30/98                 $5,431                     $6,544
6/30/99                 $9,541                    $11,345

In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

  THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI CFEF EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ASIAN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PORTFOLIO MANAGERS TIM JENSEN AND ASHUTOSH SINHA OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. JENSEN AND MR. SINHA HAVE BEEN MEMBERS OF THE FUND'S MANAGEMENT TEAM SINCE 1998. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST YEAR?

A: During the third quarter of 1998, continued economic weakness in Asia spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. The defining moment of the period came in mid-August when Russia devalued its currency and defaulted on its debt, sending financial and currency markets worldwide into a tailspin. Paced by the Federal Reserve Board and the European Central Bank (ECB), central banks worldwide lowered interest rates during the fourth quarter of 1998. The interest-rate cuts renewed investor confidence and helped revive stock markets in Asia, Europe, and the United States.

                                                             3------------------

                          VAN KAMPEN ASIAN GROWTH FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Global economic recovery became the story of the first half of 1999, as economic activity increased in most regions of the world. Declining interest rates and a focus on corporate cost-cutting helped revive many emerging markets, particularly in Asia. Several other factors drove Asian equity markets upward during this time, including improvements in domestic consumption and a commitment by Asian companies to enhance profitability through corporate restructuring. Restructuring efforts in Japan began to have a positive effect the rest of Asia, as many Japanese corporations followed the U.S. model and used outsourcing to cut costs.

Q:  WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A: Because markets across Asia are so different, it is very difficult to use one particular investment style, such as growth or value investing, throughout the entire region. We believe that visiting a company is the best way to understand its management and financial potential. We've found that company visits give us the opportunity to determine whether we feel the stock may exceed or fall short of market expectations. Our team has been on more than 300 Company visits during the past 12 months. On average we meet with the management of our key positions two or three times per quarter.

For example, we own several technology stocks in Taiwan whose future earnings depend on their ability to continue their growth pattern. Our team has to know the management and understand each company's inventory, demand, and pricing structure in order to determine whether we believe they can maintain this growth. Rather than simply studying the market fundamentals of the personal computer industry to make this determination, we research the individual stocks to ascertain their future viability.

Q:  DISCUSS HOW THESE STRATEGIES CONTRIBUTE TO THE FUND'S PERFORMANCE.

A: Because we are bottom-up stock pickers, our stock selection resulted in an overweighted position in the technology sector during the period. These holdings consisted primarily of electronics companies in Taiwan, Korea, and Singapore. The performance of these stocks was more influenced by their local markets near the end of 1998 than by individual company fundamentals. While these stocks benefited the Fund during most of the period, particularly in 1999, they did underperform during the fourth quarter of 1998, which hindered the Fund's return.

By selecting stocks with the solid company fundamentals, the Fund benefited from economic improvements in 1999, particularly during March, May, and June. Positive factors that contributed to market strength included falling domestic interest rates, government policy initiatives, and exchange rate stability.

Q:  CAN YOU PROVIDE EXAMPLES OF SUCCESSES?

A: We have significant positions in two Singaporean electronic manufacturing services companies, NatSteel Electronics and Venture Manufacturing. Both stocks contributed significantly to the Fund's returns during the period. Venture supports companies that make PCs and focuses on the initial stages of product design. NatSteel Electronics is the fifth-largest contract manufacturer in the world--Apple Computer is its largest customer--and concentrates its business on volume, as opposed to design. We invested in these businesses because they allow U.S. companies to outsource manufacturing to Asia and provide smart engineering and low cost labor.

Our research office is in Singapore, and we consider our knowledge of these companies to be part of our "home-field advantage." We identified these stocks earlier than most of the market, which allowed us to build a good relationship with their management, who have kept us informed on how their businesses are doing.

Q:  DID ANYTHING DISAPPOINT YOU DURING THE PERIOD?

A: We continuously underestimated the return potential of banks in Thailand. We believe the situation in Thailand is similar to Mexico's problems of a few years ago. In fact, according to our research Thailand has had more underperforming loans than Mexico did, which in our opinion makes it a riskier investment. As a result, we were underweighted in Thai banks through most of the period and continuously missed out on returns when these banks outperformed expectations. Therefore, we've had to play catch up. We recently purchased stock in a Thai bank that has helped improve the Fund's return, but we should have invested in this area sooner.

--------------    4

                          VAN KAMPEN ASIAN GROWTH FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Q:  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: For Class A shares at net asset value without sales charge, the Fund generated a total return of 75.69 percent for the 12 months ended June 30, 1999. By comparison, the MSCI All Country Far East Free (CFEF) ex-Japan Index generated a total return of 82.69 percent for the same period. Past performance does not guarantee future results.

Q:  WHAT IS YOUR OUTLOOK IN THE MONTHS AHEAD?

A: Currently we are in the midst of a strong domestic- and foreign-driven liquidity rally. Investors, primarily institutions, are reallocating their portfolios with greater exposure to Asia. As a result, liquidity is high and certain stock valuations are exceeding fair value, which means things may slow down a bit in the near term. In addition, we will be monitoring several risk factors including the performance of the Japanese economy and growth in the primary markets for Asian exports.

In the long run, we expect the Asian markets will continue to improve as their economies recover, their governments pursue fiscal reform, and their corporations practice cost-cutting and restructuring. In the short term, we expect a little more volatility and wouldn't be surprised to see the markets appreciate a bit more before leveling off. Once the market settles down, we feel our strategy of individual stock selection based on in-depth research will help the Fund in the long run.

Tim Jensen                                 Ashutosh Sinha
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                                             5------------------

                          VAN KAMPEN ASIAN GROWTH FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                              VALUE
                                                   SHARES     (000)
-------------------------------------------------------------------

COMMON STOCKS (91.5%)
  HONG KONG (30.1%)
      Asia Satellite Telecommunications
        Holdings Ltd.........................     127,000  $    299
      Axa China Region Ltd...................     904,700       723
      Cathay Pacific Airways Ltd.............     920,000     1,411
      Cheung Kong Holdings Ltd...............     733,000     6,519
      China Telecom Ltd......................     458,000     1,272
      Citic Pacific Ltd......................     396,400     1,265
      CLP Holdings Ltd.......................     260,200     1,264
      Cosco Pacific Ltd......................     776,200       645
      Dao Heng Bank Group Ltd................     384,900     1,726
      Hengan International Group Co., Ltd....   1,220,000       617
      Hong Kong & China Gas Co., Ltd.........      15,590        23
      Hong Kong Telecommunications Ltd.......   2,432,900     6,319
      Hutchison Whampoa Ltd..................   1,186,300    10,742
      Johnson Electric Holdings Ltd..........     118,000       487
      Kerry Properties Ltd...................     341,000       451
      Li & Fung Ltd..........................     735,000     1,762
      New World Development Co., Ltd.........     536,000     1,606
      New World Infrastructure Ltd...........     281,550       530
      (a)Shandong International Power
        Development Co., Ltd.................   1,626,000       367
      SmarTone Telecommunications Holdings
        Ltd..................................     572,900     2,038
      Sun Hung Kai Properties Ltd............     766,000     6,985
      Swire Pacific Ltd. 'A'.................     408,000     2,019
      Television Broadcasts Ltd..............     505,000     2,369
      Yanzhou Coal Mining Co., Ltd. 'H'......   1,052,000       377
                                                           --------
                                                             51,816
                                                           --------
  INDIA (1.4%)
      Castrol Ltd............................         100         1
      Digital Equipment Ltd..................      32,000       315
      Hero Honda Motors Ltd..................       1,477        37
      ICICI Ltd..............................     550,000       931
      NIIT Ltd...............................       5,350       251
      Reckitt & Coleman of India Ltd.........         550         6
      SmithKline Beecham Consumer Healthcare
        Ltd..................................          50         1
      Software Solution Integrated Ltd.......      25,000       249
      Tata Infotech Ltd......................      24,363       597
                                                           --------
                                                              2,388
                                                           --------
  INDONESIA (2.2%)
      PT Gudang Garam Tbk (Foreign)..........     570,500     1,549
      PT Semen Gresik Tbk....................     270,500       589
      PT Telekomunikasi Indonesia ADR........     113,184     1,408
      Unilever Indonesia Tbk (Foreign).......      34,200       199
                                                           --------
                                                              3,745
                                                           --------
  KOREA (20.1%)
      Daewoo Securities, Co..................      33,290       647
      Good Morning Securities Co., Ltd.......      67,740       418
      Hana Bank..............................      51,740       760
      Hankuk Glass Industry Co., Ltd.........      16,740       448
      Housing & Commercial Bank..............      57,530     1,814
      Kookmin Bank...........................      33,060       671
      (a)Kookmin Bank GDR....................      13,600       277
      Koram Bank.............................      59,960       751
      Korea Chemical Co., Ltd................       8,860       796
      Korea Electric Power Corp..............      22,340       928
      Korea Electric Power Corp. ADR.........     239,490     4,910

                                                              VALUE
                                                   SHARES     (000)
-------------------------------------------------------------------
      Korea Exchange Bank....................     138,110  $    776
      (b)Korea Telecom Corp..................      20,220     1,342
      (a)Korea Telecom Corp. ADR.............      97,900     3,916
      LG Chemical Ltd........................      17,390       473
      LG Electronics.........................      37,810     1,045
      Pohang Iron & Steel Co., Ltd. ADR......      44,900     1,510
      (b)Pohang Iron & Steel Co., Ltd.
        (Foreign)............................      17,579     2,164
      Samsung Electro-Mechanics Co...........      36,152     1,249
      Samsung Electronics Co. (Foreign)......      49,376     5,418
      Samsung Fire & Marine Insurance........       2,642     1,860
      (b)SK Telecom Co., Ltd.................         604       829
      SK Telecom Co., Ltd. ADR...............      39,920       679
      SK Corp................................      35,799     1,030
                                                           --------
                                                             34,711
                                                           --------
  MALAYSIA (5.4%)
      Carlsberg Brewery Malaysia Bhd.........     542,000     1,541
      Commerce Asset-Holding Bhd.............     199,000       492
      Malayan Banking Bhd....................     445,400     1,336
      Nestle Bhd.............................     262,000     1,034
      Public Bank Bhd........................     643,000       489
      Rothmans of Pall Mall Bhd..............     318,000     2,406
      Telekom Malaysia Bhd...................     563,000     2,104
                                                           --------
                                                              9,402
                                                           --------
  PHILIPPINES (2.1%)
      (a)La Tondena Distillers, Inc..........     452,850       537
      Manila Electric Co. 'B'................     149,230       538
      Philippine Long Distance Telephone Co.
        'B' ADR..............................      18,090       553
      (a)Philippine National Bank............     150,680       409
      San Miguel Corp. 'B'...................     509,905     1,114
      SM Prime Holdings, Inc. 'B'............   1,891,680       428
                                                           --------
                                                              3,579
                                                           --------
  SINGAPORE (9.9%)
      (a)Asia Pulp & Paper Co., Ltd. ADR.....      40,500       390
      City Developments Ltd..................     203,000     1,300
      Gul Technologies.......................     333,000       317
      NatSteel Electronics Ltd...............     378,000     1,654
      Oversea-Chinese Banking Corp., Ltd.
        (Foreign)............................     204,000     1,702
      Overseas Union Bank Ltd. (Foreign).....     155,000       747
      Parkway Holdings Ltd...................     210,000       518
      Rothmans Industries Ltd................      49,000       412
      Sembcorp Logistics Ltd.................     220,900       869
      (a)Singapore Airlines Ltd..............   3,184,000     2,843
      Singapore Press Holdings Ltd...........     144,200     2,456
      Singapore Technology Engineering Ltd...     553,000       627
      United Overseas Bank Ltd. (Foreign)....     187,000     1,307
      Venture Manufacturing Ltd..............     256,800     1,976
                                                           --------
                                                             17,118
                                                           --------
  TAIWAN (17.1%)
      (a)Advanced Semiconductor Engineering,
        Inc..................................     210,000       709
      (a)Asia Cement Corp....................     360,000       323
      Asustek Computer, Inc..................     268,396     3,025
      Bank Sinopac...........................     910,000       634
      Cathay Life Insurance Co., Ltd.........     226,000       812
      China Steel Corp.......................   1,170,100       884
      China Steel Corp. GDR..................      21,105       327
      (a)Chinatrust Business Bank............     654,000       786

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                              VALUE
                                                   SHARES     (000)
-------------------------------------------------------------------

  TAIWAN (CONT.)

      Compal Electronics, Inc................     339,218  $  1,334
      (a)Compeq Manufacturing Co., Ltd.......      62,700       355
      (a)CTCI Corp...........................     284,000       337
      (a)E. Sun Commercial Bank..............     853,000       475
      (a)Evergreen Marine Corp...............     255,000       319
      (a)Far Eastern International Bank......     860,000       315
      (a)Far Eastern Textile Ltd.............   1,117,343     1,660
      First Commercial Bank..................     167,000       318
      Formosa Chemicals & Fibre Corp.........     404,000       493
      (a)Hon Hai Precision Industry..........     338,400     3,059
      Hua Nan Commercial Bank................     158,000       313
      International Commercial Bank of
        China................................     714,000       924
      Nan Ya Plastic Corp....................     713,000     1,181
      (a)President Chain Store Corp..........     199,000       675
      Quanta Computer Inc....................      57,120       684
      Siliconware Precision Industries Co....     327,696       624
      (a)Taishin International Bank..........   1,178,000       875
      (a)Taiwan Semiconductor Co.............   1,565,935     5,987
      (a)United Micro Electronics Corp.,
        Ltd..................................     591,650     1,273
      United World Chinese Commercial Bank...     302,000       467
      Yang Ming Marine Transport.............     481,000       313
                                                           --------
                                                             29,481
                                                           --------
  THAILAND (3.2%)
      Advanced Information Services Public
        Co., Ltd. (Foreign)..................      99,800     1,353
      BEC World Public Co., Ltd. (Foreign)...     151,100       942
      Delta Electronics Public Co., Ltd.
        (Foreign)............................      78,855       663
      (b)Golden Land Property Development
        Public Co., Ltd......................     745,000       439
      Shin Corp. Public Co., Ltd.
        (Foreign)............................      40,300       188
      Siam Cement Public Co., Ltd.
        (Foreign)............................      22,900       695
      Siam City Cement Public Co., Ltd.
        (Foreign)............................     162,733       671
      Thai Farmer's Bank Public Co., Ltd.
        (Foreign)............................     189,300       585
                                                           --------
                                                              5,536
                                                           --------
TOTAL COMMON STOCKS......................................   157,776
                                                           --------
PREFERRED STOCK (0.1%)
  THAILAND (0.1%)
      (a)Siam Commercial Bank Public Co.,
        Ltd. 5.25% (Foreign).................     114,300       163
                                                           --------
                                                 NO. OF
                                                 RIGHTS
                                               ----------
RIGHT (0.0%)
  KOREA (0.0%)
      (a,b)SK Telecom Co., Ltd., expiring
        7/27/99..............................         604        76
                                                           --------
                                                 NO. OF
                                                WARRANTS
                                               ----------
WARRANTS (1.2%)
  HONG KONG (0.3%)
      (a)Credit Lyonnais HSBC Holdings,
        expiring 10/13/99....................     919,000       462
                                                           --------

                                                   NO. OF     VALUE
                                                 WARRANTS     (000)
-------------------------------------------------------------------

  PHILIPPINES (0.2%)
      (a)Jollibee Food, expiring 3/24/03.....     536,000  $    275
                                                           --------
  SINGAPORE (0.3%)
      (a)Oversea-Chinese Banking Corp.,
        expiring 3/28/02.....................     708,000       528
                                                           --------
  THAILAND (0.4%)
      (a)Siam Commercial Bank Public Co.,
        Ltd., expiring 5/10/02...............   1,066,300       686
                                                           --------
  TOTAL WARRANTS.........................................     1,951
                                                           --------

                                                  PAR
                                                 VALUE
                                                 (000)
                                               ----------
CONVERTIBLE DEBENTURE (0.7%)
  SINGAPORE (0.7%)
      Finlayson Global Corp. 0.00%,
        2/19/04..............................      $  780     1,178
                                                           --------
TOTAL LONG-TERM INVESTMENTS (93.5%) (COST $115,649)......   161,144
                                                           --------
SHORT-TERM INVESTMENT (7.5%)
  REPURCHASE AGREEMENT (7.5%)
      Chase Securities, Inc., 4.55%, dated         12,988
        6/30/99, due 7/1/99, to be repurchased
        at $12,990 collateralized by $13,640
        Federal National Mortgage
        Association, 5.125%, due 2/13/04,
        valued at $13,347 (COST $12,988).................    12,988
                                                           --------
TOTAL INVESTMENTS IN SECURITIES (101.0%) (COST
$128,637)................................................   174,132
                                                           --------
FOREIGN CURRENCY (0.7%) (COST $1,318)....................     1,310
                                                           --------
TOTAL INVESTMENTS (101.7%) (COST $129,955)...............   175,442
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%)............    (3,023)
                                                           --------
NET ASSETS (100%)........................................  $172,419
                                                           --------
                                                           --------

---------------

(a)  --   Non-income producing security
(b)  --   Security valued at fair value -- see note A-1 to financial statements.
ADR  --   American Depositary Receipt
GDR  --   Global Depositary Receipt

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Finance.................................  $ 44,637      25.9%
Services................................    37,762      21.9
Capital Equipment.......................    26,971      15.6
Consumer Goods..........................    17,049       9.9
Multi-Industry..........................    14,345       8.3
Materials...............................    12,350       7.2
Energy..................................     8,030       4.7
                                          --------       ---
                                          $161,144      93.5%
                                          --------       ---
                                          --------       ---

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                        (000)
-------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost
    $128,637).....................................  $ 174,132
  Foreign Currency (Cost $1,318)..................      1,310
  Receivable for:
    Fund Shares Sold..............................      2,168
    Dividends.....................................        468
    Investments Sold..............................        327
    Foreign Withholding Tax Reclaim...............         41
    Interest Receivable...........................          2
  Other...........................................         38
                                                    ---------
      Total Assets................................    178,486
                                                    ---------
LIABILITIES:
  Payable for:
    Investments Purchased.........................      3,488
    Fund Shares Redeemed..........................        796
    Deferred Country Tax..........................        670
    Bank Overdraft................................        552
    Custody Fees..................................        157
    Distribution Fees.............................        155
    Investment Advisory Fees......................         99
    Shareholder Reporting Expenses................         35
    Professional Fees.............................         35
    Administrative Fees...........................         32
    Transfer Agent Fees...........................         32
    Directors' Fees and Expenses..................         14
  Other...........................................          2
                                                    ---------
      Total Liabilities...........................      6,067
                                                    ---------
NET ASSETS........................................  $ 172,419
                                                    ---------
                                                    ---------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares
    Authorized 2,625,000,000).....................  $      15
  Paid in Capital in Excess of Par................    254,175
  Net Unrealized Appreciation on Investments and
    Foreign Currency Translations*................     44,850
  Accumulated Net Investment Loss.................        (25)
  Accumulated Net Realized Loss...................   (126,596)
                                                    ---------
NET ASSETS........................................  $ 172,419
                                                    ---------
                                                    ---------
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share
    (Based on Net Assets of $88,808,301 and
    7,733,211 Shares Outstanding).................  $   11.48
                                                    ---------
                                                    ---------
  Maximum Sales Charge............................      5.75%

  Maximum Offering Price Per Share (Net Asset
    Value Per Share X 100/ (100 - maximum sales
    charge))......................................  $   12.18
                                                    ---------
                                                    ---------
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $42,905,212 and
    3,897,898 Shares Outstanding)**...............  $   11.01
                                                    ---------
                                                    ---------
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $40,705,672 and
    3,709,699 Shares Outstanding)**...............  $   10.97
                                                    ---------
                                                    ---------

---------------

  *  Net of accrual for deferred country tax of approximately U.S.
     $632,000.
 **  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                                       (000)
------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.......................................  $  2,517
  Interest........................................       163
  Less Foreign Taxes Withheld.....................      (195)
                                                    --------
   Total Income...................................     2,485
                                                    --------
EXPENSES:
  Investment Advisory Fees........................     1,108
  Distribution Fees (Attributed to Classes A, B,
    and C of $130, $291, and $295,
    respectively).................................       716
  Administrative Fees.............................       287
  Custodian Fees..................................       250
  Shareholder Reports.............................        83
  Transfer Agent Fees.............................        82
  Professional Fees...............................        39
  Filing & Registration Fees......................        36
  Interest Expense................................        36
  Country Tax Expense.............................        28
  Directors' Fees and Expenses....................        13
  Other...........................................        17
                                                    --------
   Total Expenses.................................     2,695
   Less Expense Reductions........................       (85)
                                                    --------
   Net Expenses...................................     2,610
                                                    --------
Net Investment Income/Loss........................      (125)
                                                    --------
NET REALIZED GAIN/LOSS ON:
  Investments.....................................       280
  Foreign Currency Transactions...................      (285)
                                                    --------
    Net Realized Gain/Loss........................        (5)
                                                    --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period.........................   (23,483)
                                                    --------
  End of the Period:
    Investments...................................    45,495
    Foreign Currency Translations.................      (645)
                                                    --------
                                                      44,850
                                                    --------
Net Unrealized Appreciation/Depreciation During
the Period........................................    68,333
                                                    --------
Net Realized Gain/Loss and Net Unrealized
Appreciation/Depreciation.........................    68,328
                                                    --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................  $ 68,203
                                                    --------
                                                    --------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1999    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $      (125)        $ (1,379)
  Net Realized Gain/Loss .........................                  (5)        (117,195)
  Net Unrealized Appreciation/Depreciation........              68,333          (58,612)
                                                              --------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................              68,203         (177,186)
                                                              --------  ---------------
DISTRIBUTIONS:
  In Excess of Net Realized Gain:
  Class A.........................................                  --             (135)
  Class B.........................................                  --              (60)
  Class C.........................................                  --              (84)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions.................................                  --             (279)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................              84,305          114,898
  Distributions Reinvested........................                  --              258
  Redeemed........................................             (82,166)        (188,300)
                                                              --------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............               2,139          (73,144)
                                                              --------  ---------------
  Total Increase/Decrease in Net Assets...........              70,342         (250,609)
NET ASSETS--Beginning of Period...................             102,077          352,686
                                                              --------  ---------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(25) and $(1,200),
  respectively)...................................         $   172,419         $102,077
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    --------
Shares:
  Subscribed......................................               8,906            9,205
  Distributions Reinvested........................                  --               15
  Redeemed........................................              (8,391)         (12,556)
                                                              --------  ---------------
Net Increase/Decrease in Class A Shares
  Outstanding.....................................                 515           (3,336)
                                                              --------  ---------------
                                                              --------  ---------------
Dollars:
  Subscribed......................................         $    70,587         $ 80,960
  Distributions Reinvested........................                  --              125
  Redeemed........................................             (61,673)        (123,834)
                                                              --------  ---------------
Net Increase/Decrease.............................         $     8,914         $(42,749)
                                                              --------  ---------------
                                                              --------  ---------------
Ending Paid in Capital............................         $   121,936+        $113,022
                                                              --------  ---------------
                                                              --------  ---------------
Class B:
-------
Shares:
  Subscribed......................................                 944            2,181
  Distributions Reinvested........................                  --                7
  Redeemed........................................              (1,189)          (1,929)
                                                              --------  ---------------
Net Increase/Decrease in Class B Shares
  Outstanding.....................................                (245)             259
                                                              --------  ---------------
                                                              --------  ---------------
Dollars:
  Subscribed......................................         $     7,734         $ 19,723
  Distributions Reinvested........................                  --               55
  Redeemed........................................              (8,813)         (19,925)
                                                              --------  ---------------
Net Increase/Decrease.............................         $    (1,079)        $   (147)
                                                              --------  ---------------
                                                              --------  ---------------
Ending Paid in Capital............................         $    62,911+        $ 63,990
                                                              --------  ---------------
                                                              --------  ---------------
Class C:
-------
Shares:
  Subscribed......................................                 807            1,702
  Distributions Reinvested........................                  --               10
  Redeemed........................................              (1,680)          (4,222)
                                                              --------  ---------------
Net Increase/Decrease in Class C Shares
  Outstanding.....................................                (873)          (2,510)
                                                              --------  ---------------
                                                              --------  ---------------
Dollars:
  Subscribed......................................         $     5,984         $ 14,215
  Distributions Reinvested........................                  --               78
  Redeemed........................................             (11,680)         (44,541)
                                                              --------  ---------------
Net Increase/Decrease.............................         $    (5,696)        $(30,248)
                                                              --------  ---------------
                                                              --------  ---------------
Ending Paid in Capital............................         $    70,942+        $ 76,638
                                                              --------  ---------------
                                                              --------  ---------------

---------------
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                CLASS A                                           CLASS B
                          ----------------------------------------------------  -------------------------------------------
                                                                                                                  AUGUST 1,
                                          YEAR ENDED JUNE 30,                        YEAR ENDED JUNE 30,              1995+
SELECTED PER SHARE DATA   ----------------------------------------------------  ------------------------------      TO JUNE
AND RATIOS                  1999#     1998#        1997        1996       1995     1999#      1998#       1997     30, 1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.... $ 6.529  $  16.62   $   17.15   $   16.42   $  15.50  $  6.306   $  16.17   $  16.81   $    16.51
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss..........   0.022     (0.04)      (0.06)      (0.04)        --    (0.033)     (0.10)     (0.16)       (0.03)
  Net Realized and
    Unrealized
    Gain/Loss............   4.933    (10.03)      (0.14)       0.77       1.43     4.734      (9.74)     (0.15)        0.33
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
  Total From Investment
    Operations...........   4.955    (10.07)      (0.20)       0.73       1.43     4.701      (9.84)     (0.31)        0.30
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
DISTRIBUTIONS
  Net Realized Gain......      --        --          --          --      (0.49)       --         --      (0.33)          --
  In Excess of Net
    Realized Gain........      --     (0.02)      (0.33)         --      (0.02)       --      (0.02)        --           --
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
  Total Distributions....      --     (0.02)      (0.33)         --      (0.51)       --      (0.02)     (0.33)          --
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
NET ASSET VALUE, END OF
  PERIOD................. $11.484  $   6.53   $   16.62   $   17.15   $  16.42  $ 11.007   $   6.31   $  16.17   $    16.81
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
TOTAL RETURN (1).........   75.69%   (60.57)%     (1.10)%      4.45%      9.50%    74.48%    (60.89)%    (1.79)%       1.82%*
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
                          -------  --------   ---------   ---------   --------  --------   --------   --------   ----------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)................ $88,808  $ 47,128   $ 175,440   $ 248,009   $178,667  $ 42,905   $ 26,126   $ 62,786   $   52,853
Ratio of Expenses to
  Average Net Assets.....    1.95%     1.90%       1.84%       1.88%      1.90%     2.70%      2.65%      2.59%        2.61%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets.............    0.28%    (0.39)%     (0.31)%     (0.16)%     0.04%    (0.44)%    (1.01)%    (1.04)%      (0.52)%
Portfolio Turnover
  Rate...................     138%      130%         74%         38%        34%      138%       130%        74%          38%*
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment
    Income/Loss.......... $  0.01  $   0.01   $      --   $      --   $     --  $   0.01   $   0.02   $     --   $       --
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets...............    2.03%     2.21%         --          --         --      2.78%      2.96%        --           --
  Net Investment
    Income/Loss to
    Average Net Assets...    0.20%    (0.53)%        --          --         --     (0.52)%    (1.15)%       --           --
Ratio of Net Expenses to
  Average Net Assets
  excluding country tax
  expense and interest
  expense................    1.90%     1.90%         --          --         --      2.65%      2.65%        --           --
---------------------------------------------------------------------------------------------------------------------------

                                                                   CLASS C
                                          ----------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                          ----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#         1997         1996         1995
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 6.290     $ 16.14     $  16.78     $  16.19     $  15.40
                                          -------     -------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........      (0.035)      (0.12)       (0.21)       (0.13)       (0.12)
  Net Realized and Unrealized
    Gain/Loss........................       4.718       (9.71)       (0.10)        0.72         1.42
                                          -------     -------     --------     --------     --------
  Total From Investment Operations...       4.683       (9.83)       (0.31)        0.59         1.30
                                          -------     -------     --------     --------     --------
DISTRIBUTIONS
  Net Realized Gain..................          --          --           --           --        (0.49)
  In Excess of Net Realized Gain.....          --       (0.02)       (0.33)          --        (0.02)
                                          -------     -------     --------     --------     --------
  Total Distributions................          --       (0.02)       (0.33)          --        (0.51)
                                          -------     -------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD.......     $10.973     $  6.29     $  16.14     $  16.78     $  16.19
                                          -------     -------     --------     --------     --------
                                          -------     -------     --------     --------     --------
TOTAL RETURN (1).....................       74.13%     (60.88)%      (1.79)%       3.64%        8.71%
                                          -------     -------     --------     --------     --------
                                          -------     -------     --------     --------     --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $40,706     $28,823     $114,460     $168,070     $139,497
Ratio of Expenses to Average Net
  Assets.............................        2.70%       2.65%        2.59%        2.63%        2.63%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............       (0.48)%     (1.17)%      (1.06)%      (0.94)%      (0.77)%
Portfolio Turnover Rate..............         138%        130%          74%          38%          34%
----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $  0.01     $  0.01     $     --     $     --     $     --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        2.78%       2.96%          --           --           --
  Net Investment Income/Loss to
    Average Net Assets...............       (0.56)%     (1.31)%         --           --           --
Ratio of Net Expenses to Average Net
  Assets excluding country tax
  expense and interest expense.......        2.65%       2.65%          --           --           --

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                          CONTINGENT
                                           DEFERRED
                                         SALES CHARGE
                                       ----------------
YEAR OF REDEMPTION                     CLASS B  CLASS C
-------------------------------------  -------  -------
First................................    5.00%    1.00%
Second...............................    4.00%   None
Third................................    3.00%   None
Fourth...............................    2.50%   None
Fifth................................    1.50%   None
Thereafter...........................   None     None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from

-----------------------
          12

                          VAN KAMPEN ASIAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, of approximately $53,293,000 and $69,761,000 which will expire on June 30, 2006 and June 30, 2007, respectively.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999, the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $999,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                          NET
                                     APPRECIATION/
  COST       APPREC.      DEPREC.    DEPRECIATION
  (000)       (000)        (000)         (000)
---------  -----------  -----------  -------------
$ 131,179   $  45,500    $  (2,547)    $  42,953

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, and foreign taxes on net realized gains.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999 approximately $1,599,000 has been reclassified from paid in capital in excess of par with approximately $1,300,000 posted to accumulated net investment loss and approximately $299,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                    CLASS B
                   CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE    EXPENSE RATIO    EXPENSE RATIO
-------------  ---------------  ---------------
      1.00%           1.90%            2.65%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,000 representing legal services

                                                              ------------------
                                                                    13

                          VAN KAMPEN ASIAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS  (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $180,695 for Class A shares and deferred sales charges of $4,722, $184,325, and $27,849 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $48,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $54,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $149,702,000 and sales of approximately $149,321,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

-----------------------

                          VAN KAMPEN ASIAN GROWTH FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Asian Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Asian Growth Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM

   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                   VAN KAMPEN
                                     FUNDS

            1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL
                         60181-5555 - www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                  VAN K AMPEN
                           INTERNATIONAL MAGNUM FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     9
Statement of Operations...............................................    10
Statement of Changes in Net Assets....................................    11
Financial Highlights .................................................    12
Notes to Financial Statements.........................................    13
Report of Independent Accountants.....................................    16
Additional Information................................................    17

MSIM ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

/s/ RICHARD F. POWERS, III                             /s/ DENNIS J. MCDONNELL
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, and by 2.3 percent in the second quarter. The expansion was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although it had expressed a bias toward a series of rate increases, May's tame CPI report prompted the Fed to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MONTH    INTEREST RATES  INFLATION
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.8%
France                10.3%
Germany                7.7%
Italy                  3.5%
Japan                 24.9%
Netherlands            4.2%
Spain                  3.4%
Sweden                 4.0%
Switzerland            8.6%
United Kingdom        19.7%
Other                 10.9%

                                                  TOTAL RETURNS**
                          ----------------------------------------------------------------
                                                       AVERAGE ANNUAL
                                ONE YEAR               SINCE INCEPTION
                          ---------------------     ---------------------     COMMENCEMENT
                           WITH        WITHOUT       WITH        WITHOUT          DATE
                           SALES        SALES        SALES        SALES       ------------
                          CHARGE*     CHARGE***     CHARGE*     CHARGE***
------------------------------------------------------------------------------------------
Class A Shares            -11.00%       -5.54%       4.20%        6.28%          7/1/96
------------------------------------------------------------------------------------------
Class B Shares            -10.85%       -6.28%       4.57%        5.48%          7/1/96
------------------------------------------------------------------------------------------
Class C Shares             -7.16%       -6.25%       5.47%        5.47%          7/1/96
------------------------------------------------------------------------------------------
MSCI EAFE Index              N/A         7.62%          N/A       8.79%           N/A
------------------------------------------------------------------------------------------

The Morgan Stanley International (MSCI) EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia, and the Far East (assumes dividends are reinvested net of withholding taxes).
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

TOP FIVE HOLDINGS

                                         PERCENT OF NET
ISSUER                      COUNTRY          ASSETS
----------------------  ---------------  ---------------
Cie Financiere
 Richemont AG 'A'         Switzerland            2.2%
Nestle S.A.               Switzerland            2.1%
Total S.A. 'B'              France               1.7%
British
 Telecommunications
 plc                    United Kingdom           1.4%
ING Groep N.V.            Netherlands            1.4%

TOP FIVE SECTORS

                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Consumer Goods        $  31,260        29.0%
Finance                  21,222        19.7%
Capital Equipment        18,558        17.2%
Services                 15,655        14.5%
Materials                10,462         9.7%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              International Magnum
                    Fund - Class A     MSCI EAFE Index
7/1/1996                    $9,500             $10,000
6/30/1997                  $11,173             $11,284
6/30/1998                  $11,977             $11,613
6/30/1999                  $11,312             $12,498

PAST PERFORMANCE IS NOT
PREDICTIVE OF FUTURE
PERFORMANCE.

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INTERNATIONAL MAGNUM FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PORTFOLIO MANAGER FRANCINE BOVICH OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MS. BOVICH HAS BEEN A MEMBER OF THE FUND'S MANAGEMENT TEAM SINCE ITS INCEPTION IN 1996. THE FOLLOWING EXCERPTS REFLECT HER VIEWS ON THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED JUNE 30, 1999.

Q: DESCRIBE THE MARKET CONDITIONS THAT AFFECTED THE FUND DURING THE REPORTING PERIOD.

A: The beginning of the period was volatile for international markets. During the third quarter of 1998, continued economic weakness in Asia spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe. The defining moment of the period came in mid-August when Russia devalued its currency and defaulted on its debt, sending financial and currency markets worldwide into a tailspin. Paced by the Federal Reserve Board (the Fed) and the European Central Bank (ECB), central banks worldwide lowered interest rates during the fourth quarter of 1998. The interest-rate cuts renewed investor confidence and helped revive global equity markets, with Asia benefiting significantly and outperforming all other developed-market regions.

                                                              ------------------
                                                                    3

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Global economic recovery became the story of the first half of 1999, as economic activity increased in most regions of the world. In Asia, declining interest rates, corporate cost-cutting, and other fiscal reforms helped revive many emerging markets. Japan, with the support of international investors, became one of the world's top-performing markets.

In January of 1999, Europe introduced its new currency, the euro. While the introduction of the euro went smoothly, economic weakness, particularly in Germany, contributed to its decline since January. Decreased exports to Asia and Russia, as well as reduced trade by Eastern European countries, led to lower economic growth and falling corporate earnings. The resignation of Oskar LaFontaine, the German Minister of Finance, was an important recovery point for Europe. His resignation cleared the way for the ECB to lower interest rates in April, which helped European markets rebound before the end of the period.

Q:  DESCRIBE YOUR INVESTMENT STRATEGIES FOR THE FUND IN THIS ENVIRONMENT.

A: Within Europe, our value-oriented strategy led us to maintain significant positions in undervalued industries such as consumer staples (e.g. household goods, beverages, and tobacco), utilities, and food retailing. Simultaneously, we avoided the highly valued, mega-cap stocks generally preferred by investors during the market volatility at the end of 1998. Additionally, we maintained commitments to small- and mid-cap holdings that had attractive valuations.

In Japan our strategy remained consistent throughout the period as we concentrated the Fund on companies that we felt would benefit from financial- and corporate-sector deregulation and restructuring. In addition, we continued to avoid the volatile Japanese banking sector. In the rest of Asia, we remained committed to high-quality global franchise companies that we expected to benefit from the economic recovery, as well as from expansionary monetary policy and government and corporate restructuring efforts.

From a regional allocation perspective, the Fund was overweighted in Europe and underweighted in Japan and Asia during the first six months of the period. We reduced our exposure in Europe during the first half of 1999 and ended the period underweighted relative to our benchmark index. In Asia, we increased our weighting in both Japan and non-Japan Asia, due to our improved outlook for the region.

The Fund benefited significantly as we increased its exposure to Japan and decreased its exposure to Europe during the first quarter of 1999. Returns did, however, suffer from an overweighted position in European small-cap stocks.

Beginning in April, the Fund was helped by the resurgence of value-oriented stocks, as well as from its allocation strategy. We further increased the Fund's exposure to Japan and the rest of Asia, while decreasing its exposure to Europe. Stock selection, especially within Europe and Japan, also contributed favorably to returns as the Fund's value orientation benefited from the recovery of cyclical stocks.

Finally, in April and May we began to see a comeback for value-oriented investments, as consumer staple stocks, including household goods, beverages, and tobacco, began to outperform growth-oriented stocks.

Q:  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: For the 12-month period ending June 30, 1999, the Fund's total return of -5.54 percent (Class A shares at net asset value without sales charge) underperformed the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index total return of 7.62 percent. Past performance does not guarantee future results.

The Fund's performance was dominated by the returns generated in the fourth quarter of 1998. During this volatile time the Fund was underweighted in European growth-oriented, mega-cap stocks, which outperformed their value-based counterparts. Although the first six months of the period were difficult, the Fund performed well during the latter half due to the resurgence of value-

-----------------------
           4

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

oriented equities, particularly in Europe. Strong stock selection in both Europe and Japan during the first half of 1999 also contributed significantly to the Fund's performance. Despite this strong recovery, returns for the twelve-month period failed to outperform the index.

Q:  WHAT HELPED OR HURT THE FUND'S PERFORMANCE DURING THE PERIOD?

A: During the first six months of the period, the portfolio benefited from strong stock selection in Japan and Asia, and consumer-oriented stocks in Europe, including Telecom Italia, Nestle, Imperial Tobacco, and France Telecom. The Fund's performance was hindered by holdings in oil (such as Premier Oil and Total) as prices dropped, and weak stock selection in the United Kingdom. Our strategy in Japan was successful relative to our benchmark as we focused on blue-chip exporters and avoided banks and domestic-based stocks. During the fourth quarter, the Fund's return did not benefit from this strategy as the rapid appreciation of the yen hurt our export-oriented stocks and led investors to become concerned that exporters' profits might suffer.

Q: WHAT IS YOUR OUTLOOK FOR JAPAN AND THE REST OF ASIA AND THE FUND'S PORTFOLIO IN THE MONTHS AHEAD?

A: We expect Japan to outperform other developed markets in the medium to long term as authorities and business leaders remain committed to reforms. The Fed's neutral bias, coupled with the Bank of Japan's current policy of nonexistent short-term interest rates, should allow Japan to accelerate restructuring and provide a platform for economic recovery. While we are increasingly positive on Japan, we intend to keep our highly selective stock and sector weightings.

Asian markets have been driven by low interest rates and high liquidity, as well as rising commodity prices. Overall, improving consumer and business confidence is evident, and recovery should continue as long as these markets keep on restructuring, stabilizing current account deficits, and improving their balance sheets. We will monitor Asia carefully in the coming months for signs of continued progress in the restructuring of its banking and corporate sectors. The concern remains, however, that government and business may--in light of recent economic and market strength--disregard the policies necessary for reform. In addition, if the Fed continues to tighten monetary policy during the course of the year, Hong Kong's growth prospects could suffer, as its dollar and interest rates are pegged to those of the United States. Due to the recent market rallies, stock valuations have become extended. As a result, policies that hinder growth could adversely affect Asia. If this were the case, we would expect to reduce the Fund's exposure to the region.

Q:  WHAT IS YOUR OUTLOOK FOR EUROPE IN THE MONTHS AHEAD?

A: The forecasted economic recovery in Europe is proceeding at a frustratingly slow pace, although the prospects for the second half of 1999 seem to be improving. As the euro continues its weakening trend, European exporters should benefit both from this weakness as well as from a pick-up in demand from strengthening Asian economies. Strong domestic demand due to the lagged effects of monetary easing and a more relaxed fiscal policy, coupled with stronger-than-expected factory orders in Italy and Germany, could signal further recovery in the euro economy. Encouragingly, Europe's governments appear to realize the need to tackle structural problems, as evidenced by a statement released following the recent summit of 15 European union heads of state. Current reform proposals will be key to improving long-term growth and investment prospects, and should make Europe a more attractive place to invest.

Based on these forecasts, we have positioned the Fund with an underweighted position in Europe, an overweighted position in Japan, and neutral in the rest of Asia.

Francine Bovich
PORTFOLIO MANAGER

                                                              ------------------

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                   VALUE
                                        SHARES     (000)
--------------------------------------------------------

COMMON STOCKS (97.8%)
  AUSTRALIA (2.8%)
    AMP Ltd..........................    8,250  $     90
    Brambles Industries Ltd..........    5,000       131
    Broken Hill Proprietary Co.,
      Ltd............................   17,750       205
    Cable & Wireless Optus Ltd.......   36,900        84
    Colonial Ltd.....................   25,550        90
    Fosters Brewing Group Ltd........   64,900       182
    Lend Lease Corp., Ltd............   13,800       189
    National Australia Bank Ltd......   24,300       401
    News Corp., Ltd..................   37,740       321
    Normandy Mining Ltd..............   71,300        47
    Oil Search Ltd...................   58,200        86
    Quantas Airlines.................   36,400       120
    Rio Tinto Ltd....................   17,150       280
    Telstra Corp., Ltd...............   74,950       428
    Westpac Banking Corp., Ltd.......   40,150       259
    WMC Ltd..........................   16,950        72
                                                --------
                                                   2,985
                                                --------
  BELGIUM (0.2%)
    Fortis 'B'.......................    6,400       201
                                                --------
  DENMARK (1.2%)
    Nova Nordisk A/S 'B'.............    9,110       983
    Unidanmark A/S 'A'
      (Registered)...................    4,300       287
                                                --------
                                                   1,270
                                                --------
  FINLAND (2.2%)
    KCI Konecranes International
      plc............................    9,370       322
    Kone Oyj 'B'.....................    3,285       411
    Merita Ltd. 'A' plc..............  166,970       950
    Sampo Insurance Co., Ltd. 'A'....   24,580       713
                                                --------
                                                   2,396
                                                --------
  FRANCE (10.3%)
    Alcatel Alsthom..................    4,380       617
    Axa..............................    3,710       453
    Cie de Saint Gobain..............    5,492       876
    (a)CNP Assurances................   47,350     1,295
    Elf Aquitaine....................    5,180       761
    Groupe Danone RFD................    2,793       721
    Michelin (C.G.D.E.) 'B'..........   24,930     1,021
    Pernod-Ricard....................   15,110     1,014
    Rhone-Poulenc S.A. 'A'...........   20,400       934
    Suez Lyonnaise des Eaux..........    2,200       397
    Schneider S.A....................   21,630     1,216
    (a)Total S.A. 'B'................   14,110     1,823
                                                --------
                                                  11,128
                                                --------
  GERMANY (5.9%)
    Adidas-Salomon AG................    5,250       512
    BASF AG..........................   21,260       935
    Bayer AG.........................   19,200     1,223
    Bewag AG.........................   20,907       324
    Hoechst AG.......................   20,000       902
    Mannesmann AG....................    1,740       261
    Schering AG......................    8,660       926
    Siemens AG.......................    3,150       243
    Volkswagen AG....................   15,270       987
                                                --------
                                                   6,313
                                                --------
  HONG KONG (2.7%)
    Cathay Pacific Airways Ltd.......   55,900        86
    Cheung Kong Holdings Ltd.........   67,500       600
    China Telecom Ltd................  103,500       288
    Dao Heng Bank Group Ltd..........   19,000        85
    Hong Kong & Shanghai Bank
      Holdings plc...................    7,400       270
    Hong Kong Telecommunications
      Ltd............................  106,600       277

                                                   VALUE
                                        SHARES     (000)
--------------------------------------------------------

    Hutchison Whampoa Ltd............   50,600  $    458
    Li & Fung Ltd....................   55,900       134
    New World Development Co. Ltd....   22,000        66
    SmarTone Telecom Holdings Ltd....   34,300       122
    Sun Hung Kai Properties Ltd......   39,300       358
    Swire Pacific Ltd. 'A'...........   30,000       149
    Television Broadcasts Ltd........   12,000        56
                                                --------
                                                   2,949
                                                --------
  IRELAND (1.3%)
    Bank of Ireland..................   60,004     1,010
    Greencore Group plc..............  127,000       393
                                                --------
                                                   1,403
                                                --------
  ITALY (3.5%)
    Banca Popolare di Bergamo
      S.p.A..........................   44,660       982
    Marzotto (Gaetano) & Figli
      S.p.A..........................   53,300       415
    Mediaset S.p.A...................  105,500       939
    Telecom Italia S.p.A.............  140,000     1,457
                                                --------
                                                   3,793
                                                --------
  JAPAN (24.9%)
    Aiwa Co., Ltd....................    8,000       265
    Amada Co., Ltd...................   53,000       375
    Canon, Inc.......................   29,000       835
    Casio Computer Co., Ltd..........   35,000       266
    Dai Nippon Printing Co., Ltd.....   26,000       416
    Daicel Chemical Industries
      Ltd............................   96,000       353
    Daifuku Co., Ltd.................   51,000       357
    Daikin Industries Ltd............   46,000       535
    FamilyMart Co., Ltd..............    7,200       331
    Fuji Machine Manufacturing Co....   19,000       586
    Fuji Photo Film Co...............   20,000       758
    Fujitec Co. Ltd..................   32,000       304
    Fujitsu Ltd......................   54,000     1,088
    Furukawa Electric Co., Ltd.......   77,000       354
    Hitachi Credit Corp..............   19,700       390
    Hitachi Ltd......................  109,000     1,023
    Kaneka Corp......................   66,000       622
    Kurita Water Industries Ltd......   22,000       395
    Kyocera Corp.....................    8,400       493
    Kyudenko Co., Ltd................   25,000       143
    Lintec Corp......................   20,000       201
    Matsushita Electric Industrial
      Co., Ltd.......................   36,000       700
    Minebea Co., Ltd.................   36,000       402
    Mitsubishi Chemical Corp.........   90,000       312
    Mitsubishi Estate Co., Ltd.......   40,000       391
    Mitsubishi Heavy Industries
      Ltd............................   97,000       394
    Mitsumi Electric Co., Ltd........   25,000       699
    NEC Corp.........................   77,000       959
    Nifco, Inc.......................   25,000       241
    Nintendo Corp., Ltd..............    8,300     1,168
    Nippon Telegraph & Telephone
      Corp. ADR......................       78       910
    Nissan Motor Co., Ltd............  150,000       717
    Nissha Printing Co., Ltd.........   20,000       146
    Ono Pharmaceutical Co., Ltd......   15,000       521
    Ricoh Co., Ltd...................   70,000       965
    Rinnai Corp......................   13,900       320
    Rohm Co..........................    3,000       470
    Ryosan Co........................   10,000       199
    Sangetsu Co., Ltd................    9,000       192
    Sankyo Co., Ltd..................   32,000       807
    Sanwa Shutter Corp...............   44,000       239
    Sekisui Chemical Co..............   42,000       244
    Sekisui House Ltd................   34,000       367
    Shin-Etsu Polymer Co., Ltd.......   44,000       247
    Sony Corp........................    8,400       907
    Suzuki Motor Co., Ltd............   31,000       494

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                   VALUE
                                        SHARES     (000)
--------------------------------------------------------
    TDK Corp.........................    8,000  $    733
    Toshiba Corp.....................  133,000       950
    Toyota Motor Corp................   21,000       665
    Tsubakimoto Chain Co.............   76,000       271
    Yamaha Corp......................   30,000       361
    Yamanouchi Pharmaceutical Co.....   21,000       804
                                                --------
                                                  26,885
                                                --------
  NETHERLANDS (4.2%)
    ABN Amro Holdings N.V............   10,200       221
    Akzo Nobel N.V...................   32,315     1,362
    Benckiser N.V. 'B'...............    7,900       422
    ING Groep N.V....................   27,573     1,495
    Laurus N.V.......................    6,150       143
    Philips Electonics N.V...........    9,075       896
                                                --------
                                                   4,539
                                                --------
  NEW ZEALAND (0.1%)
    Telecom Corp. of New Zealand
      Ltd............................   30,000       129
                                                --------
  PORTUGAL (1.0%)
    Banco Comercial Portugues S.A.
      (Registered)...................    2,600        68
    Electricidade de Portugal S.A....   54,150       976
                                                --------
                                                   1,044
                                                --------
  SINGAPORE (1.8%)
    City Developments Ltd............   25,900       166
    Development Bank of Singapore
      Ltd. (Foreign).................   28,000       342
    NatSteel Ltd.....................   40,000       175
    Oversea-Chinese Banking Corp.,
      Ltd. (Foreign).................   17,000       142
    Overseas Union Bank Ltd.
      (Foreign)......................   23,000       111
    Sembcorp Logistics Ltd...........   19,000        75
    Singapore Airlines Ltd.
      (Foreign)......................   22,000       209
    Singapore Press Holdings Ltd.....   15,000       255
    Singapore Telecommunications
      Ltd............................   87,000       149
    United Overseas Bank Ltd.
      (Foreign)......................   17,000       119
    Venture Manufacturing Ltd........   24,000       185
                                                --------
                                                   1,928
                                                --------
  SPAIN (3.4%)
    Banco Popular Espanol S.A........    6,310       455
    Banco Santander Central Hispano
      S.A............................   42,000       438
    Endesa S.A.......................   34,300       732
    Iberdrola S.A....................   50,800       775
    (a)Telefonica de Espana..........   25,320     1,221
                                                --------
                                                   3,621
                                                --------
  SWEDEN (4.0%)
    Autoliv, Inc. SDR................   29,000       887
    Ericsson LM 'B'..................    8,850       285
    ForeningsSparbanken AB...........    6,900        98
    Nordbanken Holding AB............  160,200       940
    Svedala Industri AB..............   50,000       903
    Svenska Handelsbanken 'A'........  101,100     1,217
                                                --------
                                                   4,330
                                                --------
  SWITZERLAND (8.6%)
    Cie Financiere Richemont AG
      'A'............................    1,238     2,386
    Holderbank Financiere Glarus AG
      'B' (Bearer)...................      982     1,161
                                                   VALUE
                                        SHARES     (000)
--------------------------------------------------------

    Nestle S.A. (Registered).........    1,275  $  2,302
    Novartis AG (Registered).........      470       688
    Roche Holding AG-Genusshein......       68       700
    Schindler Holding AG
      (Registered)...................      269       416
    Swisscom AG (Registered).........    2,110       795
    Union Bank of Switzerland AG
      (Registered)...................    2,900       867
                                                --------
                                                   9,315
                                                --------
  UNITED KINGDOM (19.7%)
    Aegis Group plc..................  270,280       597
    Allied Domecq plc................  110,800     1,070
    Allied Zurich plc................   91,400     1,150
    BG plc...........................  148,428       907
    BOC Group plc....................   49,250       963
    British Telecommunications plc...   90,800     1,523
    Burmah Castrol plc...............   40,217       764
    Capital Radio plc................   75,000       994
    Centrica plc.....................  227,790       535
    Diageo plc.......................   66,983       700
    Glaxo Wellcome plc...............   13,400       373
    Great Universal Stores plc.......  102,670     1,139
    Halma plc........................  417,400       698
    Imperial Tobacco Group plc.......  106,300     1,160
    Lloyds TSB Group plc.............   47,400       643
    Morgan Crucible Co. plc..........  107,300       454
    Prudential Corp. plc.............   66,100       974
    Reckitt & Colman plc.............  138,768     1,448
    Royal & Sun Alliance Insurance
      Group plc......................   73,977       664
    Royal Bank of Scotland Group
      plc............................   61,082       809
    Sainsbury (J) plc................   62,000       391
    Scottish & Southern Energy plc...  102,400     1,048
    Shell Transport & Trading Co.
      plc............................   66,400       498
    Smith & Nephew plc...............   50,900       155
    SSL International plc............   36,400       418
    Tesco plc........................  128,300       330
    WPP Group plc....................   99,600       843
                                                --------
                                                  21,248
                                                --------
TOTAL COMMON STOCKS...........................   105,477
                                                --------
PREFERRED STOCKS (1.8%)
  GERMANY (1.8%)
    Fresenius AG.....................    7,915     1,389
    Henkel KGaA AG...................    8,300       581
                                                --------
                                                   1,970
                                                --------
TOTAL LONG-TERM INVESTMENTS (99.6%) (COST
$99,365)......................................   107,447
                                                --------
FOREIGN CURRENCY (1.7%) (COST $1,799).........     1,793
                                                --------
TOTAL INVESTMENTS (101.3%) (COST $101,164)....   109,240
LIABILITIES IN EXCESS OF OTHER ASSETS
  (-1.3%).....................................    (1,384)
                                                --------
NET ASSETS (100%).............................  $107,856
                                                --------
                                                --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
RFD   --  Ranked for Dividend
SDR   --  Swedish Depositary Receipt

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

--------------------------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Consumer Goods...............................................................  $  31,260         29.0%
Finance......................................................................     21,222         19.7
Capital Equipment............................................................     18,558         17.2
Services.....................................................................     15,655         14.5
Materials....................................................................     10,462          9.7
Energy.......................................................................      9,435          8.7
Multi-Industry...............................................................        855          0.8
                                                                               ---------          ---
                                                                               $ 107,447         99.6%
                                                                               ---------          ---
                                                                               ---------          ---

-----------------------
           8
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                          (000)
-----------------------------------------------
ASSETS:
  Investments at Value (Cost
    $99,365).........................  $107,447
  Foreign Currency (Cost $1,799).....     1,793
  Margin Deposit on Futures..........       701
  Receivable for:
    Investments Sold.................       734
    Dividends........................       320
    Fund Shares Sold.................       294
    Foreign Withholding Tax
     Reclaim.........................        90
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts......         8
  Other..............................        20
                                       --------
    Total Assets.....................   111,407
                                       --------
LIABILITIES:
  Payable for:
    Custodian Overdraft..............     1,666
    Investments Purchased............     1,362
    Fund Shares Redeemed.............       165
    Distribution Fees................       123
    Custody Fees.....................        65
    Investment Advisory Fees.........        65
    Administrative Fees..............        25
    Professional Fees................        24
    Transfer Agent Fees..............        21
    Shareholder Reporting Expense....        19
    Directors' Fees and Expenses.....        14
  Other..............................         2
                                       --------
    Total Liabilities................     3,551
                                       --------
NET ASSETS...........................  $107,856
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $      8
  Paid in Capital in Excess of Par...   106,226
  Net Unrealized Appreciation on
    Investments and Foreign Currency
    Translations.....................     8,068
  Distributions in Excess of Net
    Investment Income................       (23)
  Accumulated Net Realized Loss......    (6,423)
                                       --------
NET ASSETS...........................  $107,856
                                       --------
                                       --------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $45,573,218 and
    3,358,578 Shares Outstanding)....  $  13.57
                                       --------
                                       --------
  Maximum Sales Charge...............     5.75%
  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales
    charge)).........................  $  14.40
                                       --------
                                       --------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $48,095,622 and 3,571,823 Shares
    Outstanding)*....................  $  13.47
                                       --------
                                       --------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $14,187,085 and 1,049,263 Shares
    Outstanding)*....................  $  13.52
                                       --------
                                       --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                         (000)
----------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $ 2,262
  Interest...........................      441
  Less Foreign Taxes Withheld........     (256)
                                       -------
   Total Income......................    2,447
                                       -------
EXPENSES:
  Investment Advisory Fees...........      943
  Distribution Fees (Attributed to
    Classes A, B, and C of $138,
    $482, and $144, respectively)....      764
  Administrative Fees................      318
  Custodian Fees.....................      139
  Transfer Agent Fees................      116
  Shareholder Reports................       66
  Professional Fees..................       43
  Filing and Registration Fees.......       40
  Directors' Fees and Expenses.......       11
  Amortization of Organizational
    Costs............................        8
  Other..............................       32
                                       -------
   Total Expenses....................    2,480
   Less Expense Reductions...........      (39)
                                       -------
   Net Expenses......................    2,441
                                       -------
Net Investment Income/Loss...........        6
                                       -------
NET REALIZED GAIN/LOSS ON:
  Investments........................   (5,131)
  Foreign Currency Transactions......   (1,176)
  Futures............................     (544)
                                       -------
   Net Realized Gain/Loss............   (6,851)
                                       -------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............   10,250
                                       -------
  End of the Period:
    Investments......................    8,082
    Foreign Currency Translations....      (14)
                                       -------
                                         8,068
                                       -------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   (2,182)
                                       -------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   (9,033)
                                       -------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $(9,027)
                                       -------
                                       -------

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                          YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1999  JUNE 30, 1998
                                               (000)          (000)
-------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss.........  $           6  $         679
  Net Realized Gain/Loss.............         (6,851)         1,875
  Net Unrealized
    Appreciation/Depreciation........         (2,182)         6,066
                                       -------------  -------------
  Net Increase/Decrease in Net Assets
    Resulting from Operations........         (9,027)         8,620
                                       -------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A............................         (1,075)          (488)
  Class B............................           (551)          (330)
  Class C............................           (161)           (53)
  In Excess of Net Investment Income:
  Class A............................            (14)            --
  Class B............................             (7)            --
  Class C............................             (2)            --
                                       -------------  -------------
                                              (1,810)          (871)
                                       -------------  -------------
  Net Realized Gain:
  Class A............................             --            (33)
  Class B............................             --            (31)
  Class C............................             --             (9)
  In Excess of Net Realized Gain:
  Class A............................           (709)            --
  Class B............................           (611)            --
  Class C............................           (179)            --
                                       -------------  -------------
                                              (1,499)           (73)
                                       -------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions.....         (3,309)          (944)
                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed.........................         79,794        106,801
  Distributions Reinvested...........          2,837            850
  Redeemed...........................        (96,317)       (30,781)
                                       -------------  -------------
  Net Increase/Decrease in Net Assets
    Resulting from Capital Share
    Transactions.....................        (13,686)        76,870
                                       -------------  -------------
  Total Increase/Decrease in Net
    Assets...........................        (26,022)        84,546
NET ASSETS--Beginning of Period......        133,878         49,332
                                       -------------  -------------
NET ASSETS--End of Period (Including
  distributions in
  excess/undistributed net investment
  income of $(23) and $1,524,
  respectively)......................  $     107,856  $     133,878
                                       -------------  -------------
                                       -------------  -------------
-------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed......................          1,848          4,160
     Distributions Reinvested........            120             38
     Redeemed........................         (3,110)        (1,276)
                                       -------------  -------------
   Net Increase/Decrease in Class A
     Shares Outstanding..............         (1,142)         2,922
                                       -------------  -------------
                                       -------------  -------------
   Dollars:
     Subscribed......................  $      24,712  $      58,246
     Distributions Reinvested........          1,503            473
     Redeemed........................        (40,959)       (17,581)
                                       -------------  -------------
   Net Increase/Decrease.............  $     (14,744) $      41,138
                                       -------------  -------------
                                       -------------  -------------
   Ending Paid in Capital............  $      46,134+ $      60,878
                                       -------------  -------------
                                       -------------  -------------
   Class B:
   Shares:
     Subscribed......................          1,344          2,713
     Distributions Reinvested........             84             26
     Redeemed........................         (1,357)          (556)
                                       -------------  -------------
   Net Increase/Decrease in Class B
     Shares Outstanding..............             71          2,183
                                       -------------  -------------
                                       -------------  -------------
   Dollars:
     Subscribed......................  $      17,633  $      37,386
     Distributions Reinvested........          1,048            322
     Redeemed........................        (17,469)        (7,487)
                                       -------------  -------------
   Net Increase/Decrease.............  $       1,212  $      30,221
                                       -------------  -------------
                                       -------------  -------------
   Ending Paid in Capital............  $      48,048+ $      46,836
                                       -------------  -------------
                                       -------------  -------------
   Class C:
   Shares:
     Subscribed......................          2,928            809
     Distributions Reinvested........             23              4
     Redeemed........................         (2,952)          (425)
                                       -------------  -------------
   Net Increase/Decrease in Class C
     Shares Outstanding..............             (1)           388
                                       -------------  -------------
                                       -------------  -------------
   Dollars:
     Subscribed......................  $      37,449  $      11,169
     Distributions Reinvested........            286             55
     Redeemed........................        (37,889)        (5,713)
                                       -------------  -------------
   Net Increase/Decrease.............  $        (154) $       5,511
                                       -------------  -------------
                                       -------------  -------------
   Ending Paid in Capital............  $      13,362+ $      13,516
                                       -------------  -------------
                                       -------------  -------------

---------------
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                            CLASS A
                                          --------------------------------------------
                                              YEAR ENDED
                                               JUNE 30,
                                          -------------------         JULY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#            JUNE 30, 1997
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $14.845     $ 13.91     $              12.00
                                          -------     -------                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........       0.049        0.17                     0.17
  Net Realized and Unrealized
    Gain/Loss........................      (0.910)       0.96                     1.88
                                          -------     -------                  -------
Total From Investment Operations.....      (0.861)       1.13                     2.05
                                          -------     -------                  -------
DISTRIBUTIONS
Net Investment Income................      (0.248)      (0.18)                   (0.13)
In Excess of Net Investment Income...      (0.003)         --                       --
Net Realized Gain....................          --       (0.01)                   (0.01)
In Excess of Net Realized Gain.......      (0.164)         --                       --
                                          -------     -------                  -------
Total Distributions..................      (0.415)      (0.19)                   (0.14)
                                          -------     -------                  -------
NET ASSET VALUE, END OF PERIOD.......     $13.569     $ 14.85     $              13.91
                                          -------     -------                  -------
                                          -------     -------                  -------
TOTAL RETURN (1).....................       (5.54)%      8.32%                   17.30%**
                                          -------     -------                  -------
                                          -------     -------                  -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $45,573     $66,817     $             21,961
Ratio of Expenses to Average Net
  Assets.............................        1.65%       1.65%                    1.65%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............        0.37%       1.19%                    1.39%
Portfolio Turnover Rate..............          70%         35%                      22%**
--------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $  0.00+    $  0.02     $               0.11
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        1.71%       1.82%                    2.50%
  Net Investment Income/Loss to
    Average Net Assets...............        0.33%       1.02%                    0.52%
--------------------------------------------------------------------------------------

                                                            CLASS B
                                          --------------------------------------------

                                              YEAR ENDED
                                               JUNE 30,
                                          -------------------         JULY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#            JUNE 30, 1997
-------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $14.724     $ 13.84     $              12.00
                                          -------     -------                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........      (0.043)       0.05                     0.10
  Net Realized and Unrealized
    Gain/Loss........................      (0.903)       0.97                     1.85
                                          -------     -------                  -------
Total From Investment Operations.....      (0.946)       1.02                     1.95
                                          -------     -------                  -------
DISTRIBUTIONS
Net Investment Income................      (0.147)      (0.13)                   (0.10)
In Excess of Net Investment Income...      (0.002)         --                       --
Net Realized Gain....................          --       (0.01)                   (0.01)
In Excess of Net Realized Gain.......      (0.164)         --                       --
                                          -------     -------                  -------
Total Distributions..................      (0.313)      (0.14)                   (0.11)
                                          -------     -------                  -------
NET ASSET VALUE, END OF PERIOD.......     $13.465     $ 14.72     $              13.84
                                          -------     -------                  -------
                                          -------     -------                  -------
TOTAL RETURN (1).....................       (6.28)%      7.55%                   16.40%**
                                          -------     -------                  -------
                                          -------     -------                  -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $48,096     $51,541     $             18,215
Ratio of Expenses to Average Net
  Assets.............................        2.40%       2.40%                    2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............       (0.33)%      0.40%                    0.54%
Portfolio Turnover Rate..............          70%         35%                      22%**
--------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $  0.00+    $  0.02     $               0.17
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        2.46%       2.57%                    3.34%
  Net Investment Income/Loss to
    Average Net Assets...............       (0.37)%      0.23%                   (0.42)%
--------------------------------------------------------------------------------------

                                               CLASS C
                             --------------------------------------------
                                      YEAR ENDED                  JULY 1,
                                       JUNE 30,                  1996* TO
SELECTED PER SHARE DATA      ----------------------------        JUNE 30,
AND RATIOS                          1999#           1998#            1997
-------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $     14.782    $      13.83    $      12.00
                             ------------    ------------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss..........          (0.034)           0.05            0.06
  Net Realized and
    Unrealized
    Gain/Loss............          (0.914)           0.99            1.88
                             ------------    ------------          ------
Total From Investment
  Operations.............          (0.948)           1.04            1.94
                             ------------    ------------          ------
DISTRIBUTIONS
  Net Investment
    Income...............          (0.147)          (0.08)          (0.10)
  In Excess of Net
    Investment Income....          (0.002)             --              --
  Net Realized Gain......              --           (0.01)          (0.01)
  In Excess of Net
    Realized Gain........          (0.164)             --              --
                             ------------    ------------          ------
Total Distributions......          (0.313)          (0.09)          (0.11)
                             ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD.................    $     13.521    $      14.78    $      13.83
                             ------------    ------------          ------
                             ------------    ------------          ------
TOTAL RETURN (1).........           (6.25)%          7.55%          16.27%**
                             ------------    ------------          ------
                             ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)................    $     14,187    $     15,520    $      9,156
Ratio of Expenses to
  Average Net Assets.....            2.40%           2.40%           2.40%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets.............           (0.26)%          0.36%           0.29%
Portfolio Turnover
  Rate...................              70%             35%             22%**
-------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment
    Income/Loss..........    $       0.00+   $       0.02    $       0.21
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets...............            2.46%           2.56%           3.45%
  Net Investment
    Income/Loss to
    Average Net Assets...           (0.30)%          0.20%          (0.77)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

------------------
          12
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser. The Fund commenced operations on July 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED
                                                     SALES CHARGE
                                               ------------------------
YEAR OF REDEMPTION                               CLASS B      CLASS C
---------------------------------------------  -----------  -----------
First........................................       5.00%        1.00%
Second.......................................       4.00%      None
Third........................................       3.00%      None
Fourth.......................................       2.50%      None
Fifth........................................       1.50%      None
Thereafter...................................     None         None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during

                                                              ------------------
                                                                    13

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

At June 30, 1999, the Fund had available capital loss carryforward for U.S. Federal income tax purposes of approximately $2,624,000 which will expire June 30, 2007.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $3,163,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                      NET
                            APPRECIATION/
 COST     APPREC.  DEPREC.   DEPRECIATION
 (000)      (000)    (000)          (000)
--------  -------  -------  -------------
$100,001  $12,463  $(5,017)    $7,446

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss and paid in capital in excess of par. For the year ended June 30, 1999, approximately $1,310,000 has been reclassified from paid in capital in excess of par with approximately $257,000 posted to distributions in excess of net investment income and approximately $1,053,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                      CLASS B
                    CLASS A       AND CLASS C
ADVISORY     MAX. OPERATING    MAX. OPERATING
FEE           EXPENSE RATIO     EXPENSE RATIO
----------  ---------------   ---------------
  0.80%           1.65%             2.40%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $4,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to

-----------------------
          14

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $239,826 for Class A shares and deferred sales charges of $8,799, $206,929, and $28,632 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $27,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $8,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Portfolio made purchases of approximately $77,070,000 and sales of approximately $77,028,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                         UNREALIZED
                                            CURRENT      APPRECIATION/
                                             VALUE       DEPRECIATION
FORWARD CURRENCY CONTRACTS                   (000)        (000)
----------------------------------------    --------     --------
SHORT CONTRACTS:
Japanese Yen,
  322,227,600 expiring 7/19/99..........    $ 2,674      $     8
                                                              --
                                                              --
                                            --------
                                            --------

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of U.S. Treasury Notes and typically closes the contract prior to the delivery date.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                       CONTRACTS
-------------------------------------  ---------
Outstanding at June 30, 1998.........      -0-
Futures Opened.......................      516
Futures Closed.......................     (516  )
                                           ---
Outstanding at June 30, 1999.........      -0-
                                           ---
                                           ---

                                                              ------------------

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen International Magnum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

-----------------------

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the Fund intends to pass through foreign tax credits of $280,963 and has derived gross income from sources within foreign countries amounting to $2,005,820.

The Fund designated and paid $528,537 as a 20% rate gain distribution. Shareholders were sent a 1998 Form-DIV in January 1999 representing their proportionate share of this capital gain distribution.

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the
 Allstate Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Retired, Formerly Chairman and Director, Van Kampen
 Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of
 Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

            1 Parkview Plaza / P.O. Box 5555 / Oakbrook Terrace, IL
                         60181-5555 / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                         VAN KAMPEN LATIN AMERICAN FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     5
Statement of Assets and Liabilities...................................     7
Statement of Operations...............................................     8
Statement of Changes in Net Assets....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    12
Report of Independent Accountants.....................................    15
Additional Information................................................    16

MSLA ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

/s/ RICHARD F. POWERS, III                             /s/ DENNIS J. MCDONNELL
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, and by 2.3 percent in the second quarter. The expansion was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although it had expressed a bias toward a series of rate increases, May's tame CPI report prompted the Fed to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                         VAN KAMPEN LATIN AMERICAN FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI LATIN AMERICA GLOBAL INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                             6.4%
Brazil                               35.3%
Chile                                 8.8%
Colombia                              0.4%
Mexico                               44.6%
Peru                                  1.1%
Venezuela                             2.1%
Short-Term Investment and Other       1.3%

                                              TOTAL RETURNS**
                          -------------------------------------------------------
                                                    AVERAGE ANNUAL        COMMENCEMENT
                               ONE YEAR             SINCE INCEPTION        DATE
                          -------------------     -------------------     -------
                           WITH       WITHOUT      WITH       WITHOUT
                           SALES       SALES       SALES       SALES
                          CHARGE*     CHARGE***   CHARGE*     CHARGE***
---------------------------------------------------------------------------------
Class A Shares             -2.95%       3.00%       6.26%       7.52%     7/6/94
---------------------------------------------------------------------------------
Class B Shares             -2.53%       2.47%      14.26%      14.69%     8/1/95
---------------------------------------------------------------------------------
Class C Shares              1.28%       2.28%       6.70%       6.70%     7/6/94
---------------------------------------------------------------------------------
MSCI Latin America
Global Index                 N/A        7.65%        N/A        3.36%       N/A
---------------------------------------------------------------------------------

The MSCI Latin America Global Index is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends are reinvested).
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS(1)
                                      PERCENT OF
SECURITY                   COUNTRY    NET ASSETS
------------------------  ---------  -------------
Telmex                     Mexico          10.7%
Televisa                   Mexico           4.5%
Kimberly 'A'               Mexico           3.9%
Petrobras                  Brazil           3.1%
Telecom Argentina         Argentina         2.6%

(1) excludes Short-Term Investment

TOP FIVE SECTORS
                             VALUE      PERCENT OF
SECTOR                       (000)      NET ASSETS
------------------------  -----------  -------------
Services                   $  29,030         46.0%
Energy                         9,257         14.7%
Consumer Goods                 9,248         14.7%
Materials                      7,414         11.8%
Finance                        4,510          7.1%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Latin American    MSCI Latin America
              Fund Class A          Global Index
7/6/94              $9,500               $10,000
6/30/95             $7,327                $8,517
6/30/96            $10,210               $10,002
6/30/97            $16,062               $14,587
6/30/98            $13,136               $10,952
6/30/99            $13,531               $11,790

PAST PERFORMANCE IS NOT
PREDICTIVE OF FUTURE
PERFORMANCE.

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LATIN AMERICAN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PORTFOLIO MANAGERS ROBERT L. MEYER, MICHAEL PERL, AND ANDY SKOV OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. MEYER AND MR. SKOV HAVE BEEN MEMBERS OF THE FUND'S MANAGEMENT TEAM SINCE ITS INCEPTION IN 1994, WHILE MR. PERL JOINED THE TEAM IN 1998. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST YEAR?

A: The market environment during the past twelve months was volatile. The third quarter of 1998 was an extremely disappointing quarter for investors in Latin America, as the region fell more than 20 percent. News of Russia's ruble devaluation in August sparked a worldwide equity sell-off on concerns that other emerging economies, particularly Brazil, would follow suit. During the fourth quarter, Latin America regained some of its losses, appreciating more than 7 percent. These gains were fueled by positive events in Brazil, including the re-election of President Cardoso.

                                                             3------------------

                         VAN KAMPEN LATIN AMERICAN FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

In early January, the investment environment in Brazil turned volatile when Brazil devalued its currency 40 percent. However, Brazil's ability to quickly recover from its currency devaluation resulted in improved investor sentiment. Factors that supported Brazil's recovery included President Cardoso's willingness to address fiscal imbalances and the hiring of Arminio Fraga as head of the Central Bank, particularly his ability to reduce domestic interest rates. In addition, Mexico's ability to differentiate itself from the rest of Latin America led to its strong performance in the first half of 1999.

Considering Brazil's early setback, Latin America has performed extremely well during the first half of 1999, returning 31 percent. Key themes in Latin America's recovery included declining interest rates in Brazil and a rebound in oil prices, which benefited countries that export oil, such as Mexico, Venezuela, and Colombia.

Q: WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A: Our investment strategy is to identify the potential for positive change, first at the country level and then at the stock level. For this reason, we seek out countries with an improving economic, social, and political climate, and favor markets that we believe to be undervalued. We then research stocks in these countries, selecting those with strong earnings potential and reasonable valuations.

Our focus during the past twelve months has been on Mexico and Brazil, which has helped the Fund's performance. Mexico's market was supported by falling interest rates, increasing oil prices, attractive corporate earnings, and strong economic growth in the United States. Given strong consumer demand, we have increased our overweight in Mexico, where the Fund has benefited from focusing on consumer-related industries, including telecommunications, broadcasting and publishing, beverages, retailing, and health and personal care.

Within Brazil, we continued to focus on telecommunications companies, such as Telebras. This former telecommunications holding company was split into 12 companies in 1998 and offered great potential for revenue growth because of strong management, high demand, and capacity for cost efficiencies.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: After a disappointing first three months, the Fund's performance rebounded strongly. Specifically, the Fund fell 31 percent during the first three months of the period. At that time, the Russian ruble devalued leading to enormous pressure on Brazil's currency and on the asset class in general. During the last nine months of the period, however, the Fund appreciated nearly 50 percent. Its recovery was primarily driven by our exposure to Mexico, whose equity market surged 68 percent.

For Class A shares at net asset value without sales charge, the Fund generated a total return of 3.0 percent for the 12 months ended June 30, 1999. By comparison, the Morgan Stanley Capital International (MSCI) Latin America Global Index generated a total return of 7.65 percent for the same period. Past performance does not guarantee future results.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A: While it is difficult to predict the short-term outlook for the markets, we believe that the rally that began in 1999 is the beginning of a long-term bull cycle for this asset class. In terms of strategy, we will continue to overweight Mexico (given its good economic management and attractive stock opportunities) and Brazil (given our expectation for lower inflation, better than expected economic performance, and continued interest rate reductions).

Robert Meyer       Michael Perl       Andy Skov
PORTFOLIO MANAGER  PORTFOLIO MANAGER  PORTFOLIO MANAGER

--------------    4

                         VAN KAMPEN LATIN AMERICAN FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                        VALUE
                                              SHARES    (000)
-------------------------------------------------------------

COMMON STOCKS (75.3%)
  ARGENTINA (6.4%)
    Banco Rio de La Plata ADR........         24,505  $   233
    Quilmes Industrial ADR...........        100,955    1,249
    Telecom Argentina ADR............         62,418    1,670
    Telefonica de Argentina ADR......         27,398      859
                                                      -------
                                                        4,011
                                                      -------
  BRAZIL (11.9%)
    CEMIG ADR........................         31,273      665
    (c)CEMIG ADR.....................            835       18
    (a)Cia Electric de Est Rio
      Janerio........................  1,911,759,000      454
    Copel 'B' ADR....................         37,525      314
    Cia Siderurgica Nacional.........     18,244,000      477
    Coteminas........................      2,492,000      127
    (b,c)Coteminas ADR...............         22,545       57
    CVRD 'A'.........................          5,000       70
    Eletrobras ADR...................          5,440       52
    Eletrobras 'B' ADR...............         43,930      442
    Eletrobras S.A...................     21,024,000      397
    Embratel Participacoes ADR.......         64,520      895
    (a)Lojas Arupau ADR..............         10,410       --
    (c)Petrobras ADR.................         22,943      358
    Petrobras ADR....................         15,640      241
    (c)Rossi Residencial S.A. GDR....         44,287       50
    Rossi Residencial S.A. GDS.......        187,805      211
    Tele Leste Celular ADR...........          1,160       35
    Tele Norte Leste ADR.............         23,523      437
    Tele Sudeste Celular ADR.........          2,290       66
    Telesp Celular ADR...............         21,330      571
    Telesp ADR.......................         25,710      588
    Unibanco GDR.....................         40,390      972
    (a)Vale Do Rio Doce ADR..........         31,997       --
                                                      -------
                                                        7,497
                                                      -------
  CHILE (8.8%)
    Banco Edwards ADR................         25,362      368
    Banco Santander ADR..............          7,549      117
    Banco Santiago ADR...............         13,910      267
    CCU ADR..........................         28,067      803
    Chilectra ADR....................         49,206    1,033
    CTC ADR..........................         65,225    1,614
    D & S ADR........................         18,265      342
    ENDESA ADR.......................         15,387      187
    Enersis ADR......................         14,450      331
    Quinenco ADR.....................         27,439      257
    (a)Santa Isabel ADR..............         20,698      210
                                                      -------
                                                        5,529
                                                      -------
  COLOMBIA (0.4%)
    Bavaria..........................         46,693      175
    Valores Bavaria..................         74,594       62
                                                      -------
                                                          237
                                                      -------
  MEXICO (44.6%)
    Alfa.............................        238,666      992
    (a)Banacci 'L'...................        154,310      377
    (a)Banacci 'O'...................        106,488      269
    (a)Carso Global Telecom 'A1'.....        155,952      988
    Cemex 'B' ADR....................        131,309    1,297
    Cemex CPO........................        243,975    1,207
    Cemex CPO ADR....................         31,930      303
    Cemex 'B'........................        262,774    1,305
    (a)Cifra 'C'.....................        488,695      895
    (a)Cifra 'V'.....................        168,221      327

                                                        VALUE
                                              SHARES    (000)
-------------------------------------------------------------
    (a)Cifra 'V' ADR.................         11,324  $   217
    Empresas ICA S.A.................        153,950      170
    Empresas S.A. ADR................         36,571      247
    FEMSA............................        364,497    1,458
    FEMSA ADR........................         33,521    1,337
    (a)Grupo Carso 'A1'..............        182,724      847
    Grupo Modelo 'C'.................        185,448      529
    (a)Grupo Financiero Banorte S.A.
      de C.V. 'O'....................        333,298      481
    Grupo Financiero Bancomer S.A. de
      C.V. 'O'.......................      1,462,500      528
    (a)Grupo Industrial Bimbo S.A. de
      CV 'A'.........................         73,595      163
    Kimberly 'A'.....................        594,916    2,450
    (a)Seminis, Inc. 'A'.............         32,800      494
    Soriana 'B'......................        253,815    1,196
    TAMSA ADR........................         20,777      226
    Telmex ADR.......................         83,206    6,724
    (a)Televisa CPO GDR..............         62,941    2,820
    Vitro ADR........................         58,008      297
                                                      -------
                                                       28,144
                                                      -------
  PERU (1.1%)
    Tel Peru 'B' ADR.................         47,863      724
                                                      -------
  VENEZUELA (2.1%)
    CANTV ADR........................         49,285    1,343
                                                      -------
TOTAL COMMON STOCKS.................................   47,485
                                                      -------
PREFERRED STOCKS (23.4%)
  BRAZIL (23.4%)
    Banco Bradesco...................     15,930,000       80
    (a,b)Banco Nacional..............      8,115,000       --
    (a)Celular CRT Participacoes
      S.A............................      6,717,974      911
    CEMIG............................     45,693,270      961
    Copel............................    164,715,900    1,340
    CRT..............................      5,099,574    1,251
    CVRD 'A'.........................         61,289    1,212
    CVRD.............................         28,970      576
    Eletrobras 'B'...................     24,984,200      504
    Embratel Participacoes 'A'.......     60,563,000      835
    Gerdau...........................     29,631,867      494
    Globex Utilidades S.A............          8,000       42
    Iven.............................        600,500       78
    Itaubanco........................      1,090,641      558
    (a)Lojas Arapua S.A..............     19,195,300       --
    Petrobras........................     12,662,697    1,961
    Telebras ADR.....................          7,941      716
    Tele Centro Sul..................     35,820,560      396
    Tele Leste Celular...............    370,217,700      226
    Tele Nordeste Celular............     78,574,300      106
    Tele Norte Celular...............    339,309,000      196
    Tele Norte Leste.................     63,958,000    1,157
    Tele Sudeste Celular.............     53,316,960      301
    Telesp Celular...................     28,850,730      298
    Telesp...........................      3,521,000      416
    Usiminas.........................         52,200      176
                                                      -------
TOTAL PREFERRED STOCK...............................   14,791
                                                      -------
                                          NO. OF
                                          RIGHTS
                                       -------------
RIGHTS (0.0%)
  BRAZIL (0.0%)
    (a,b)CRT.........................      2,184,997       --
                                                      -------
TOTAL LONG-TERM INVESTMENTS (98.7%) (COST
$61,089)............................................   62,276
                                                      -------

                                                         -----------------------
                                                                    5
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                 PAR
                                               VALUE    VALUE
                                               (000)    (000)
-------------------------------------------------------------

SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
    Chase Securities, Inc., 4.55%,
      dated                            $       3,032
      6/30/99, due 7/1/99, to be
      repurchased at $3,032,
      collaterized by $3,175 U.S.
      Treasury Bill, 4.58%, due
      1/6/00, valued at $3,096
      (COST $3,032).................................  $ 3,032
                                                      -------
TOTAL INVESTMENTS IN SECURITIES (103.5%) (COST
  $64,121)..........................................   65,308
                                                      -------
FOREIGN CURRENCY (0.2%) (COST $127).................      128
                                                      -------
TOTAL INVESTMENTS (103.7%) (COST $64,248)...........   65,436
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.7%).......   (2,340)
                                                      -------
NET ASSETS (100%)...................................  $63,096
                                                      -------
                                                      -------

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value -- see note A-1 to financial statements.
(c)   --  144A Security -- Certain conditions for public sale may exist
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares

----------------------------------------------------------------
          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Services................................  $ 29,030      46.0%
Energy..................................     9,257      14.7
Consumer Goods..........................     9,248      14.7
Materials...............................     7,414      11.8
Finance.................................     4,510       7.1
Multi-Industry..........................     2,174       3.4
Capital Equipment.......................       643       1.0
                                          --------       ---
                                          $ 62,276      98.7%
                                          --------       ---
                                          --------       ---

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                          (000)
-----------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Cost $64,121)...................  $ 65,308
  Foreign Currency (Cost $127).......       128
  Receivable for:
    Investments Sold.................     1,092
    Dividends........................       260
    Fund Shares Sold.................        59
    Foreign Witholding Tax Reclaim...         3
  Other..............................         4
                                       --------
    Total Assets.....................    66,854
                                       --------
LIABILITIES:
  Payable for:
    Investments Purchased............     3,391
    Fund Shares Redeemed.............        94
    Distribution Fees................        66
    Custody Fees.....................        59
    Investment Advisory Fees.........        49
    Professional Fees................        27
    Transfer Agent Fees..............        17
    Shareholder Reporting Expenses...        16
    Administrative Fees..............        13
    Directors' Fees and Expenses.....        13
    Deferred Country Tax.............         6
  Other..............................         7
                                       --------
    Total Liabilities................     3,758
                                       --------

NET ASSETS...........................  $ 63,096
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $      6
  Paid in Capital in Excess of Par...    90,512
  Net Unrealized Appreciation on
    Investments and Foreign Currency
    Translations.....................     1,156
  Distributions in Excess of Net
    Investment Income................      (158)
  Accumulated Net Realized Loss......   (28,420)
                                       --------
NET ASSETS...........................  $ 63,096
                                       --------
                                       --------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $34,139,111 and
    2,957,664 Shares Outstanding)....  $  11.54
                                       --------
                                       --------
  Maximum Sales Charge...............     5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))....  $  12.24
                                       --------
                                       --------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $18,569,829 and 1,659,653 Shares
    Outstanding)*....................  $  11.19
                                       --------
                                       --------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $10,387,176 and 928,886 Shares
    Outstanding)*....................  $  11.18
                                       --------
                                       --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                          (000)
-----------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $  1,694
  Interest...........................       121
  Less Foreign Taxes Withheld........       (10)
                                       --------
   Total Income......................     1,805
                                       --------
EXPENSES:
  Investment Advisory Fees...........       710
  Distribution Fees (Attributed to
    Classes A, B, and C of $75, $169,
    and $96, respectively)...........       340
  Administrative Fees................       161
  Custodian Fees.....................       117
  Country Tax Expense................        60
  Shareholder Reports................        57
  Transfer Agent Fees................        53
  Professional Fees..................        37
  Filing and Registration Fees.......        33
  Directors' Fees and Expenses.......         9
  Amortization of Organizational
    Costs............................         3
  Other..............................         9
                                       --------
   Total Expenses....................     1,589
   Less Expense Reductions...........      (137)
                                       --------
   Net Expenses......................     1,452
                                       --------
Net Investment Income/Loss...........       353
                                       --------
NET REALIZED GAIN/LOSS ON:
  Investments........................   (18,585)
  Foreign Currency Transactions......      (111)
                                       --------
    Net Realized Gain/Loss...........   (18,696)
                                       --------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............   (13,340)
                                       --------
  End of the Period:
    Investments......................     1,187
    Foreign Currency Translations....       (31)
                                       --------
                                          1,156
                                       --------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................    14,496
                                       --------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........    (4,200)
                                       --------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $ (3,847)
                                       --------
                                       --------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       YEAR ENDED     YEAR ENDED
                                                    JUNE 30, 1999  JUNE 30, 1998
                                                            (000)          (000)
--------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................  $         353  $        (380)
  Net Realized Gain/Loss..........................        (18,696)         4,576
  Net Unrealized Appreciation/Depreciation........         14,496        (27,206)
                                                    -------------  -------------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................         (3,847)       (23,010)
                                                    -------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A.........................................           (120)            --
  Class B.........................................            (17)            --
  Class C.........................................            (10)            --
  In Excess of Net Investment Income:
  Class A.........................................           (182)            --
  Class B.........................................            (26)            --
  Class C.........................................            (15)            --
                                                    -------------  -------------
                                                             (370)            --
                                                    -------------  -------------
  Net Realized Gain:
  Class A.........................................             --         (7,513)
  Class B.........................................             --         (3,444)
  Class C.........................................             --         (2,645)
  In Excess of Net Realized Gain:
  Class A.........................................           (153)        (5,098)
  Class B.........................................           (100)        (2,337)
  Class C.........................................            (57)        (1,795)
                                                    -------------  -------------
                                                             (310)       (22,832)
                                                    -------------  -------------
  Net Decrease in Net Assets Resulting from
    Distributions.................................           (680)       (22,832)
                                                    -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................         37,085        115,672
  Distributions Reinvested........................            580         20,476
  Redeemed........................................        (53,264)      (126,144)
                                                    -------------  -------------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............        (15,599)        10,004
                                                    -------------  -------------
  Total Increase/Decrease in Net Assets...........        (20,126)       (35,838)
NET ASSETS--Beginning of Period...................         83,222        119,060
                                                    -------------  -------------
NET ASSETS--End of Period (Including distributions
  in excess of net investment income of $(158) and
  $(95), respectively)............................  $      63,096  $      83,222
                                                    -------------  -------------
                                                    -------------  -------------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    ---------
   Shares:
     Subscribed...................................          2,939          4,455
     Distributions Reinvested.....................             46            920
     Redeemed.....................................         (3,917)        (6,340)
                                                    -------------  -------------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................           (932)          (965)
                                                    -------------  -------------
                                                    -------------  -------------
   Dollars:
     Subscribed...................................  $      28,926  $      72,239
     Distributions Reinvested.....................            389         11,506
     Redeemed.....................................        (37,394)       (98,189)
                                                    -------------  -------------
   Net Increase/Decrease..........................  $      (8,079) $     (14,444)
                                                    -------------  -------------
                                                    -------------  -------------
   Ending Paid in Capital.........................  $      46,039+ $      54,118
                                                    -------------  -------------
                                                    -------------  -------------
   Class B:
     ---------
   Shares:
     Subscribed...................................            386          1,661
     Distributions Reinvested.....................             15            443
     Redeemed.....................................           (936)          (752)
                                                    -------------  -------------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................           (535)         1,352
                                                    -------------  -------------
                                                    -------------  -------------
   Dollars:
     Subscribed...................................  $       3,651  $      26,168
     Distributions Reinvested.....................            124          5,380
     Redeemed.....................................         (8,006)       (10,163)
                                                    -------------  -------------
   Net Increase/Decrease..........................  $      (4,231) $      21,385
                                                    -------------  -------------
                                                    -------------  -------------
   Ending Paid in Capital.........................  $      29,066+ $      33,297
                                                    -------------  -------------
                                                    -------------  -------------
   Class C:
     ---------
   Shares:
     Subscribed...................................            508          1,071
     Distributions Reinvested.....................              8            296
     Redeemed.....................................           (908)        (1,242)
                                                    -------------  -------------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................           (392)           125
                                                    -------------  -------------
                                                    -------------  -------------
   Dollars:
     Subscribed...................................  $       4,508  $      17,265
     Distributions Reinvested.....................             67          3,590
     Redeemed.....................................         (7,864)       (17,792)
                                                    -------------  -------------
   Net Increase/Decrease..........................  $      (3,289) $       3,063
                                                    -------------  -------------
                                                    -------------  -------------
   Ending Paid in Capital.........................  $      15,478+ $      18,767
                                                    -------------  -------------
                                                    -------------  -------------

---------------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  CLASS A
                                        ------------------------------------------------------------
                                                   YEAR ENDED JUNE 30,
                                        -----------------------------------------   JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS         1999#      1998#       1997       1996      JUNE 30, 1995
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................   $ 11.424   $  17.39   $  12.63   $   9.08   $          12.00
                                        --------   --------   --------   --------            -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss.......      0.093      (0.01)      0.02       0.10              (0.02)
    Net Realized and Unrealized
      Gain/Loss......................      0.182      (2.73)      6.46       3.47              (2.70)
                                        --------   --------   --------   --------            -------
    Total From Investment
      Operations.....................      0.275      (2.74)      6.48       3.57              (2.72)
                                        --------   --------   --------   --------            -------
DISTRIBUTIONS
    Net Investment Income............     (0.041)        --         --      (0.02)                --
    In Excess of Net Investment
      Income.........................     (0.063)        --      (0.09)        --                 --
    Net Realized Gain................         --      (1.92)     (1.63)        --                 --
    In Excess of Net Realized Gain...     (0.052)     (1.31)        --         --                 --
    Return of Capital................         --         --         --         --              (0.20)
                                        --------   --------   --------   --------            -------
    Total Distributions..............     (0.156)     (3.23)     (1.72)     (0.02)             (0.20)
                                        --------   --------   --------   --------            -------
NET ASSET VALUE, END OF PERIOD.......   $ 11.543   $  11.42   $  17.39   $  12.63   $           9.08
                                        --------   --------   --------   --------            -------
                                        --------   --------   --------   --------            -------
TOTAL RETURN (1).....................       3.00%    (17.37)%    57.32%     39.35%            (23.07)%**
                                        --------   --------   --------   --------            -------
                                        --------   --------   --------   --------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....   $ 34,139   $ 44,439   $ 84,401   $ 18,701   $          7,658
Ratio of Expenses to Average Net
  Assets.............................       2.20%      2.25%      2.24%      2.11%              2.46%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............       0.98%     (0.09)%    (0.08)%     1.18%             (0.44)%
Portfolio Turnover Rate..............        163%       249%       241%       131%               107%**
----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................   $   0.02   $   0.02   $   0.10   $   0.09   $           0.13
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....       2.44%      2.41%      2.77%      3.28%              4.30%
  Net Investment Income/Loss to
    Average Net Assets...............       0.74%     (0.24)%    (0.61)%     0.01%             (2.26)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense.......       2.10%      2.10%      2.10%      2.10%              2.10%
----------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                        -----------------------------------------------------
                                             YEAR ENDED JUNE 30,
                                        ------------------------------     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS         1999#      1998#       1997          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................   $ 11.030   $  16.99   $  12.45   $               9.58
                                        --------   --------   --------                 ------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss.......      0.019      (0.08)     (0.03)                  0.03
    Net Realized and Unrealized
      Gain/Loss......................      0.215      (2.65)      6.28                   2.84
                                        --------   --------   --------                 ------
    Total From Investment
      Operations.....................      0.234      (2.73)      6.25                   2.87
                                        --------   --------   --------                 ------
DISTRIBUTIONS
    Net Investment Income............     (0.009)        --         --                     --
    In Excess of Net Investment
      Income.........................     (0.014)        --      (0.08)                    --
    Net Realized Gain................         --      (1.92)     (1.63)                    --
    In Excess of Net Realized Gain...     (0.052)     (1.31)        --                     --
    Return of Capital................         --         --         --                     --
                                        --------   --------   --------                 ------
    Total Distributions..............     (0.075)     (3.23)     (1.71)                    --
                                        --------   --------   --------                 ------
NET ASSET VALUE, END OF PERIOD.......   $ 11.189   $  11.03   $  16.99   $              12.45
                                        --------   --------   --------                 ------
                                        --------   --------   --------                 ------
TOTAL RETURN (1).....................       2.47%    (17.82)%    56.17%                 29.26%**
                                        --------   --------   --------                 ------
                                        --------   --------   --------                 ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....   $ 18,570   $ 24,206   $ 14,314   $              2,041
Ratio of Expenses to Average Net
  Assets.............................       2.96%      2.99%      2.99%                  2.87%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............       0.20%     (0.58)%    (0.78)%                 0.88%
Portfolio Turnover Rate..............        163%       249%       241%                   131%**
----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................   $   0.02   $   0.02   $   0.02   $               0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....       3.20%      3.16%      3.55%                  3.89%
  Net Investment Income/Loss to
    Average Net Assets...............      (0.04)%    (0.73)%    (1.34)%                (0.14)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense.......       2.85%      2.85%      2.85%                  2.85%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
FINANCIAL HIGHLIGHTS (CONT.)

--------------------------------------------------------------------------------

                                                                      CLASS C
                                          ---------------------------------------------------------------
                                                     YEAR ENDED JUNE 30,
                                          ------------------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#        1997       1996        JUNE 30, 1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $11.037     $ 17.01     $ 12.43     $ 8.99     $          12.00
                                          -------     -------     -------     ------              -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss.......       0.021       (0.11)      (0.07)      0.04                (0.08)
    Net Realized and Unrealized
      Gain/Loss......................       0.199       (2.63)       6.31       3.40                (2.73)
                                          -------     -------     -------     ------              -------
    Total From Investment
      Operations.....................       0.220       (2.74)       6.24       3.44                (2.81)
                                          -------     -------     -------     ------              -------
DISTRIBUTIONS
    Net Investment Income............      (0.009)         --          --         --                   --
    In Excess of Net Investment
      Income.........................      (0.014)         --       (0.03)        --                   --
    Net Realized Gain................          --       (1.92)      (1.63)        --                   --
    In Excess of Net Realized Gain...      (0.052)      (1.31)         --         --                   --
    Return of Capital................          --          --          --         --                (0.20)
                                          -------     -------     -------     ------              -------
    Total Distributions..............      (0.075)      (3.23)      (1.66)        --                (0.20)
                                          -------     -------     -------     ------              -------
NET ASSET VALUE, END OF PERIOD.......     $11.182     $ 11.04     $ 17.01     $12.43     $           8.99
                                          -------     -------     -------     ------              -------
                                          -------     -------     -------     ------              -------
TOTAL RETURN (1).....................        2.28%     (17.86)%     56.04%     38.26%              (23.83)%**
                                          -------     -------     -------     ------              -------
                                          -------     -------     -------     ------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $10,387     $14,577     $20,345     $6,780     $          4,085
Ratio of Expenses to Average Net
  Assets.............................        2.96%       3.00%       2.99%      2.86%                3.20%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............        0.23%      (0.77)%     (0.79)%     0.42%               (1.16)%
Portfolio Turnover Rate..............         163%        249%        241%       131%                 107%**
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $  0.02     $  0.02     $  0.05     $ 0.12     $           0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....        3.20%       3.16%       3.56%      4.06%                5.20%
  Net Investment Income/Loss to
    Average Net Assets...............       (0.01)%     (0.93)%     (1.36)%    (0.78)%              (3.16)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense.......        2.85%       2.85%       2.85%      2.85%                2.85%

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                CONTINGENT DEFERRED
                                                    SALES CHARGE
YEAR OF REDEMPTION                              CLASS B      CLASS C
--------------------------------------------  -----------  -----------
First.......................................       5.00%        1.00%
Second......................................       4.00%         None
Third.......................................       3.00%         None
Fourth......................................       2.50%         None
Fifth.......................................       1.50%         None
Thereafter..................................        None         None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion

-----------------------
          12

                         VAN KAMPEN LATIN AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $16,568,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency and capital losses of approximately $6,068,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                        NET
                                   APPRECIATION/
  COST       APPREC.     DEPREC.   DEPRECIATION
  (000)       (000)       (000)        (000)
---------  -----------  ---------  -------------
$  70,009   $   7,722   $ (12,423)   $  (4,701)

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss and paid in capital in excess of par. For the year ended June 30, 1999, approximately $65,000 has been reclassified from paid in capital in excess of par and approximately $46,000 has been reclassified from distributions in excess of net investment income, totaling $111,000 posted to accumulated net realized loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                  CLASS B
                 CLASS A        AND CLASS C
 ADVISORY    MAX. OPERATING   MAX. OPERATING
    FEE       EXPENSE RATIO    EXPENSE RATIO
-----------  ---------------  ---------------
     1.25%          2.10%            2.85%

                                                              ------------------
                                                                    13

                         VAN KAMPEN LATIN AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

For the year ended June 30, 1999, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $98,029 for Class A shares and deferred sales charges of $105,678 and $13,387 for Class B shares and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $20,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $8,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

D. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $89,489,000 and sales of approximately $102,312,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

-----------------------

                         VAN KAMPEN LATIN AMERICAN FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Latin American Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Latin American Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. RANDOLPH DR.
CHICAGO, ILLINOIS 60601
AUGUST 6, 1999

                                                              ------------------

                         VAN KAMPEN LATIN AMERICAN FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the Fund intends to pass through foreign tax credits of $10,110 and has derived gross income from sources within foreign countries amounting to $1,696,527.

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select
   DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Retired, Formerly Chairman and Director, Van Kampen
 Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606-8256

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                     [LOGO]

     1 Parkview Plaza / / P.O. Box 5555 / / Oakbrook Terrace, IL 60181-5555
                              / / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                                   VALUE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                             VAN KAMPEN VALUE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12
Report of Independent Accountants.....................................    14
Additional Information................................................    15

MSVL ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

/s/ RICHARD F. POWERS III                              /s/ DENNIS J. MCDONNELL
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                             VAN KAMPEN VALUE FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Equipment                      18.3%
Consumer Products - Miscellaneous      28.5%
Energy                                  6.4%
Finance                                21.9%
Materials                               6.7%
Services                               17.7%
Short Term Investment & Other           0.5%

                                          TOTAL RETURNS**
                   -------------------------------------------------------------
                                             AVERAGE ANNUAL        COMMENCEMENT
                        ONE YEAR             SINCE INCEPTION           DATE
                   -------------------     -------------------    --------------
                    WITH       WITHOUT      WITH       WITHOUT
                    SALES       SALES       SALES       SALES
                   CHARGE*     CHARGE***   CHARGE*     CHARGE***
--------------------------------------------------------------------------------
Class A Shares      -0.24%       5.83%       3.21%       6.34%           7/7/97
--------------------------------------------------------------------------------
Class B Shares       0.02%       5.02%       3.64%       5.57%           7/7/97
--------------------------------------------------------------------------------
Class C Shares       4.13%       5.13%       5.53%       5.53%           7/7/97
--------------------------------------------------------------------------------
S&P 500 Index         N/A       22.75%        N/A       24.76%              N/A
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

TOP FIVE HOLDINGS (1)

                                               PERCENT OF
SECURITY                       SECTOR          NET ASSETS
-----------------------  ------------------  ---------------
General Motors Corp.        Automobiles              4.1%
International Business
 Machines Corp.          Computers/Software          3.3%
Chase Manhattan Corp.         Banking                3.2%
Washington Mutual, Inc.      Insurance               2.7%
Cummins Engine Co.,         Machinery &
 Inc.                       Engineering              2.7%

(1) excludes Short-Term Investment

TOP FIVE SECTORS

                                      VALUE     PERCENT OF
SECTOR                                (000)     NET ASSETS
----------------------------------  ---------  -------------
Consumer Products - Miscellaneous     $71,905        28.5%
Finance                                55,170        21.9%
Capital Equipment                      46,150        18.3%
Services                               44,742        17.7%
Materials                              16,854         6.7%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE FUND CLASS A    S&P 500 INDEX
7/7/1997                   $9,500          $10,000
9/30/1997                  $9,849          $10,429
12/31/1997                 $9,598          $10,727
3/31/1998                 $10,464          $12,221
6/30/1998                 $10,060          $12,623
6/30/1999                 $10,646          $15,495

                                             PAST PERFORMANCE IS NOT PREDICTIVE
                                             OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WE RECENTLY SPOKE TO THE MANAGEMENT TEAM OF THE VAN KAMPEN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM INCLUDES RICHARD BEHLER, NICHOLAS KOVICH, AND ROBERT MARCIN, PORTFOLIO MANAGERS, MILLER ANDERSON & SHERRERD, LLP. THEY HAVE MANAGED THE FUND SINCE ITS INCEPTION IN 1997. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD ENDED JUNE 30, 1999.

Q: CAN YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?

A: Beginning in June of 1998, it was a volatile 12 months for stock investors. The stock market began the reporting period on a positive note with the Dow Jones Industrial Average setting a then-record high in July 1998. Trouble seemed to be on the horizon, however, as investors feared disappointing corporate earnings reports and other negative effects of international economic troubles. By the end of August, the Dow had fallen 19 percent from its high.

                                                              ------------------
                                                                    3

                             VAN KAMPEN VALUE FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Following a series of interest-rate cuts by the Federal Reserve Board, the U.S. economy, though slowing, was still fundamentally sound. These events helped place the stock market on an upward trend that continued through the rest of the reporting period. In the second quarter of 1999, enthusiasm for large, growth-oriented stocks began to subside as investors felt more confident in the global economic outlook. As a result, traditional value stocks in cyclical sectors such as basic materials, energy, and producer manufacturing, began to outperform growth stocks for the first time in several years.

Some of the fundamental factors contributing to the change in investor sentiment included rising interest and inflation rates in early 1999, accelerating growth rates and more promising earnings expectations for U.S. companies, and meaningful recoveries in many foreign economies.

Q: COULD YOU EXPLAIN YOUR MANAGEMENT STRATEGY FOR THE VALUE FUND?

A: We adhere to a strict investment approach: we construct a broadly diversified portfolio of stocks with low price-to-earnings (P/E) ratios. We sell a stock if its price rises to the point where its perceived value is achieved. We see a low P/E ratio as the best single indicator of attractive valuations and believe that we can achieve favorable long-term results by investing in companies that sell at low P/Es and holding them until their valuations return to normal levels.

Q: HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A: For the first three quarters of the reporting period, the Fund was simply unable to make purchases in the types of stocks--such as energy, telecommunications, food, personal care, and technology--that were being rewarded by prevailing market sentiment. To have done so would have violated our low P/E discipline, as stocks in these industries had acquired high valuations relative to their earnings. We remained true to our investment philosophy because we believed that doing so would be rewarding in the long run. This adherence came at a short-term price, however, because the Fund lacked the flexibility to invest in stocks that would have offered more immediate gains. Instead, the Fund's total return suffered during this period.

During the final quarter of the period as the shift from growth to value took place, our strategy began to pay off for the Fund. For the first time in recent years, the trend of outperformance by the market's very largest companies was broken. Generally, the investment styles that had suffered during the previous months recovered--cyclical, large-cap value, and low-P/E stocks all reversed course and thrived. This led to a vastly better environment for the Fund--we outperformed our benchmark index, the Standard & Poor's 500, by more than eight percentage points during the quarter.

Q: HOW DID YOU STRUCTURE THE FUND'S PORTFOLIO, AND HOW DID THAT AFFECT PERFORMANCE?

A: Both stock selection and sector allocation contributed to the Fund's weak performance during the first part of the reporting period. Poor stock performance--particularly in health care, technology, and telecommunications services--was a significant drag on the Fund's return. The Fund's overweighting in many underperforming cyclical sectors, such as heavy industry, consumer durables, transportation, and basic materials, also hurt relative performance, as did our overweighting in the financial-service industry. As we mentioned, our investment discipline precluded us from buying companies in stable, growth industries, which, at the time, were outperforming.

Buying opportunities in the area of health-care services surfaced in the first quarter of 1999. We took advantage of that opportunity to add to our positions in United HealthCare, Foundation HealthSystems, and HEALTHSOUTH, as we believe many HMO and hospital management stocks have attractive long-term growth opportunities, stable demand characteristics, promising demographics, and compelling valuations.

During the second quarter of 1999 in particular, individual holdings in health care, technology, and heavy industry performed extremely well. In this quarter, stock selection, rather than sector allocation, had the greatest impact on the Fund's performance. Some of the stocks that helped boost the Fund's performance were International Business Machines, up 46 percent for the period; industrial concern Cummins Engine, which lagged much of the year but did extremely well between April and June; and health-care stocks Columbia/HCA Healthcare, Foundation Health Systems, and United HealthCare.

--------------
           4

                             VAN KAMPEN VALUE FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Q: GIVEN CONTRASTING MARKET ENVIRONMENTS WITHIN THE 12-MONTH REPORTING PERIOD, HOW DID THE FUND PERFORM OVERALL?

A: For the 12-month period ended June 30, 1999, the Fund achieved a total return of 5.83 percent (Class A shares at net asset value). By comparison, the Standard & Poor's 500 Index returned 22.75 percent. Past performance does not guarantee future results.

Q: WHAT DO YOU SEE ON THE HORIZON FOR THE FUND?

A: We remain cautiously optimistic--cautious towards the many fairly valued or expensive sectors, but optimistic that the recent rebound of value stocks set the stage for favorable returns for good companies with attractive valuations. The combination of a still-healthy U.S. economy, global economic healing, and Federal Reserve Board policies that appear to confirm the nation's economic health may spur continued growth among value stocks. This situation would benefit the Fund and its value style, which, over the long term, has historically performed well.

Richard Behler    Nicholas Kovich   Robert Marcin
PORTFOLIO         PORTFOLIO         PORTFOLIO
MANAGER           MANAGER           MANAGER

                                                              ------------------

                             VAN KAMPEN VALUE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                  VALUE
                                       SHARES     (000)
-------------------------------------------------------

COMMON STOCKS (99.5%)
  CAPITAL EQUIPMENT (18.3%)
    CHEMICALS--DIVERSIFIED (2.1%)
      Eastman Chemical Co............  5,800   $    300
      Lubrizol Corp..................  127,400    3,472
      Rohm & Haas Co.................  33,380     1,431
                                               --------
                                                  5,203
                                               --------
    CONSTRUCTION & HOUSING (1.2%)
      Owens Corning..................  89,020     3,060
                                               --------
    ELECTRICAL & ELECTRONICS (0.5%)
      Entergy Corp...................  44,090     1,378
                                               --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS
    (2.6%)
      (a)Arrow Electronics, Inc......  98,460     1,871
      Avnet, Inc.....................  43,500     2,023
      Tektronix, Inc.................  90,310     2,726
                                               --------
                                                  6,620
                                               --------
    ENERGY EQUIPMENT & SERVICES (1.6%)
      GTE Corp.......................  38,000     2,878
      Peco Energy Co.................  27,200     1,139
                                               --------
                                                  4,017
                                               --------
    MACHINERY & ENGINEERING (6.3%)
      Case Corp......................  78,100     3,758
      Cummins Engine Co., Inc........  118,000    6,741
      Deere & Co.....................    300         12
      Kennametal, Inc................  53,250     1,651
      Parker-Hannifin Corp...........  83,125     3,803
                                               --------
                                                 15,965
                                               --------
    MANUFACTURING (3.6%)
      Eaton Corp.....................  29,400     2,705
      (a)FMC Corp....................  49,310     3,368
      Tecumseh Products Co. 'A'......  48,570     2,942
                                               --------
                                                  9,015
                                               --------
    PROFESSIONAL SERVICES (0.4%)
      Olsten Corp....................  141,370      892
                                               --------
  TOTAL CAPITAL EQUIPMENT....................    46,150
                                               --------
  CONSUMER PRODUCTS--MISCELLANEOUS (28.5%)
    APPLIANCES & HOUSEHOLD DURABLES (1.1%)
      Whirlpool Corp.................  37,600     2,782
                                               --------
    AUTOMOBILES (10.9%)
      Dana Corp......................  80,890     3,726
      Ford Motor Co..................  114,130    6,441
      General Motors Corp............  157,580   10,400
      Goodyear Tire & Rubber Co......  20,000     1,176
      (a)Navistar International
        Corp.........................  45,900     2,295
      TRW, Inc.......................  62,860     3,450
                                               --------
                                                 27,488
                                               --------
    COMPUTERS/SOFTWARE (8.2%)
      First Data Corp................  96,200     4,708
      Intel Corp.....................  43,800     2,606
      International Business Machines
        Corp.........................  63,400     8,194
      (a)Quantum Corp................  214,000    5,163
                                               --------
                                                 20,671
                                               --------

                                                  VALUE
                                       SHARES     (000)
-------------------------------------------------------

    RECREATION, OTHER CONSUMER GOODS (0.3%)
      Standard Register Co...........  26,670  $    820
                                               --------
    RETAIL--MAJOR DEPARTMENT STORES (3.0%)
      Dillards, Inc. 'A'.............  55,020     1,933
      Sears, Roebuck & Co............  52,500     2,339
      (a)Toys 'R' Us, Inc............  154,440    3,195
                                               --------
                                                  7,467
                                               --------
    TEXTILES & APPAREL (4.6%)
      Liz Claiborne, Inc.............  123,300    4,500
      Springs Industries, Inc. 'A'...  41,920     1,829
      VF Corp........................  126,140    5,392
                                               --------
                                                 11,721
                                               --------
    TOBACCO (0.4%)
      (a)R.J. Reynolds Tobacco
        Holdings, Inc................  30,346       956
                                               --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS.....    71,905
                                               --------
  ENERGY (6.4%)
    ELECTRIC--INTERGRATED (0.8%)
      Cinergy Corp...................  18,570       594
      GPU, Inc.......................  34,940     1,474
                                               --------
                                                  2,068
                                               --------
    OIL & GAS (3.8%)
      Coastal Corp...................  37,100     1,484
      (a)Nabors Industries, Inc......  136,500    3,336
      Tosco Corp.....................  44,200     1,146
      Transocean Offshore, Inc.......  46,600     1,223
      Ultramar Diamond Shamrock
        Corp.........................  106,570    2,325
                                               --------
                                                  9,514
                                               --------
    UTILITIES--ELECTRICAL & GAS (1.8%)
      DTE Energy Co..................  43,280     1,731
      Duke Power Co..................  22,100     1,202
      Southern Co....................  58,700     1,556
                                               --------
                                                  4,489
                                               --------
  TOTAL ENERGY...............................    16,071
                                               --------
  FINANCE (21.9%)
    BANKING (6.6%)
      Associates First Capital Corp.
        'A'..........................      2         --
      Bank of America................  56,500     4,142
      BankBoston Corp................  42,400     2,168
      Chase Manhattan Corp...........  94,240     8,163
      UnionBanCal Corp...............  58,400     2,110
                                               --------
                                                 16,583
                                               --------
    INSURANCE (7.2%)
      ACE Ltd........................  45,200     1,277
      Allstate Corp..................  92,580     3,321
      American General Corp..........  22,640     1,706
      Hartford Financial Services
        Group........................  59,540     3,472
      Old Republic International
        Corp.........................  86,105     1,491
      Washington Mutual, Inc.........  192,450    6,808
                                               --------
                                                 18,075
                                               --------

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                  VALUE
                                       SHARES     (000)
-------------------------------------------------------
    LIFE/HEALTH INSURANCE (2.0%)
      CIGNA Corp.....................  21,400  $  1,905
      Reliastar Financial Corp.......  70,280     3,075
                                               --------
                                                  4,980
                                               --------
    REINSURANCE (0.8%)
      Everest Reinsurance Holdings,
        Inc..........................  66,210     2,160
                                               --------
    SUPER--REGIONAL BANKS--U.S. (5.3%)
      Bank One Corp..................  65,800     3,919
      First Union Corp. (N.C.).......  40,589     1,908
      KeyCorp........................  74,500     2,393
      PNC Bank Corp..................  89,400     5,152
                                               --------
                                                 13,372
                                               --------
  TOTAL FINANCE..............................    55,170
                                               --------
  MATERIALS (6.7%)
    CHEMICALS (4.7%)
      Air Products & Chemicals,
        Inc..........................  42,500     1,711
      Engelhard Corp.................  160,100    3,622
      IMC Global, Inc................  112,400    1,981
      Solutia, Inc...................  99,100     2,112
      (a)W.R. Grace & Co.............  127,300    2,339
                                               --------
                                                 11,765
                                               --------
    METALS--STEEL (0.8%)
      Ryerson Tull, Inc..............  85,700     1,934
                                               --------
    TELECOMMUNICATIONS EQUIPMENT (1.2%)
      U.S. West, Inc.................  53,700     3,155
                                               --------
  TOTAL MATERIALS............................    16,854
                                               --------
  SERVICES (17.7%)
    BUSINESS & PUBLIC SERVICES (1.0%)
      Service Corp. International....  135,500    2,608
                                               --------
    FOOD--MISCELLANEOUS/DIVERSIFIED (2.7%)
      IBP, Inc.......................  63,310     1,504
      Nabisco Group Holdings Corp....  156,340    3,058
      Universal Foods Corp...........  111,820    2,362
                                               --------
                                                  6,924
                                               --------
    HEALTHCARE SUPPLIES & SERVICES (7.2%)
      Beckman Coulter, Inc...........  60,030     2,919
      Columbia HCA/Healthcare
        Corp.........................  63,770     1,455
      (a)Foundation Health Systems
        'A'..........................  78,000     1,170
      (a)HEALTHSOUTH Corp............  418,000    6,244
      (a)LifePoint Hospitals, Inc....  4,761         64
                                                  VALUE
                                       SHARES     (000)
-------------------------------------------------------

      (a)Tenet Healthcare Corp.......  155,400 $  2,885
      (a)Triad Hospitals, Inc........  4,761         64
      United HealthCare Corp.........  51,500     3,225
                                               --------
                                                 18,026
                                               --------
    TELECOMMUNICATIONS (3.8%)
      (a)AMR Corp....................  74,980     5,117
      Bell Atlantic Corp.............  66,700     4,361
                                               --------
                                                  9,478
                                               --------
    TRANSPORTATION--AIRLINES (1.9%)
      CNF Transportation, Inc........  30,800     1,182
      Delta Airlines, Inc............  64,100     3,694
                                               --------
                                                  4,876
                                               --------
    TRANSPORTATION--RAIL (0.5%)
      Burlington Northern Railroad
        Co...........................  40,300     1,249
                                               --------
    TRANSPORTATION--TRUCKING (0.6%)
      Ryder Systems, Inc.............  60,800     1,581
                                               --------
  TOTAL SERVICES.............................    44,742
                                               --------
  TOTAL LONG-TERM INVESTMENTS (99.5%) (COST
  $233,558)..................................   250,892
                                               --------
                                        PAR
                                       VALUE
                                       (000)
                                       ------
SHORT-TERM INVESTMENT (3.3%)
    REPURCHASE AGREEMENT (3.3%)
      Chase Securities, Inc., 4.55%,
       dated                           $8,469
        6/30/99, due 7/1/99, to be
    repurchased at
        $8,470, collaterized by $7,040 U.S.
        Treasury Bonds, 11.125%, due 8/15/03,
        valued at $8,693 (COST $8,469).......     8,469
                                               --------
TOTAL INVESTMENTS (102.8%) (COST $242,027)...   259,361
LIABILITIES IN EXCESS OF OTHER ASSETS
  (-2.8%)....................................    (7,104)
                                               --------
NET ASSETS (100%)............................  $252,257
                                               --------
                                               --------

---------------

(a)   --  Non-income producing security

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                          (000)
-----------------------------------------------
ASSETS:
  Investments at Value (Cost
    $242,027)........................  $259,361
  Receivable for:
    Investments Sold.................     1,619
    Fund Shares Sold.................       351
    Dividends........................       205
    Interest.........................         1
  Deferred Organizational Costs......         4
  Other Assets.......................        12
                                       --------
      Total Assets...................   261,553
                                       --------
LIABILITIES:
  Payable for:
    Investments Purchased............     7,881
    Fund Shares Redeemed.............       786
    Distribution Fees................       303
    Investment Advisory Fees.........       133
    Administrative Fees..............        52
    Transfer Agent Fees..............        41
    Professional Fees................        34
    Shareholder Reporting Expenses...        29
    Directors' Fees and Expenses.....        20
    Custody Fees.....................         9
  Other..............................         8
                                       --------
      Total Liabilities..............     9,296
                                       --------
NET ASSETS...........................  $252,257
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $     23
  Paid in Capital in Excess of Par...   244,212
  Unrealized Appreciation on
    Investments......................    17,334
  Distributions in Excess of Net
    Investment Income................        (1)
  Accumulated Net Realized Loss......    (9,311)
                                       --------
  NET ASSETS.........................  $252,257
                                       --------
                                       --------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $95,207,962 and
    8,747,187 Shares Outstanding)....  $  10.88
                                       --------
                                       --------
  Maximum Sales Charge...............     5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales
    charge)).........................  $  11.54
                                       --------
                                       --------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $127,977,872 and 11,807,261
    Shares Outstanding)*.............  $  10.84
                                       --------
                                       --------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $29,071,184 and 2,683,913 Shares
    Outstanding)*....................  $  10.83
                                       --------
                                       --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                         (000)
----------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $ 4,804
  Interest...........................      984
                                       -------
   Total Income......................    5,788
                                       -------
EXPENSES:
  Investment Advisory Fees...........    2,131
  Distribution Fees (Attributed to
    Classes A, B, and C of $270,
    $1,279, and $306,
    respectively)....................    1,855
  Administrative Fees................      672
  Transfer Agent Fees................      140
  Shareholder Reports................       78
  Professional Fees..................       59
  Filing and Registration Fees.......       56
  Custodian Fees.....................       56
  Directors' Fees and Expenses.......       15
  Amortization of Organizational
    Costs............................        2
  Other..............................        9
                                       -------
   Total Expenses....................    5,073
   Less Expense Reductions...........      (43)
                                       -------
   Net Expenses......................    5,030
                                       -------
Net Investment Income/Loss...........      758
                                       -------
NET REALIZED GAIN/LOSS ON:
  Investments........................   (9,132)
                                       -------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............    1,221
                                       -------
  End of the Period
    Investments......................   17,334
                                       -------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   16,113
                                       -------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........    6,981
                                       -------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $ 7,739
                                       -------
                                       -------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED    JULY 7, 1997* TO
                                                         JUNE 30, 1999       JUNE 30, 1998
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $       758         $     1,260
  Net Realized Gain/Loss..........................              (9,132)              5,893
  Net Unrealized Appreciation /Depreciation.......              16,113               1,221
                                                            ----------          ----------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................               7,739               8,374
                                                            ----------          ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A.........................................                (601)               (930)
  Class B.........................................                 (91)               (264)
  Class C.........................................                 (23)                (66)
  In Excess of Net Investment Income:
  Class A.........................................                  (1)                (77)
  Class B.........................................                  --                 (22)
  Class C.........................................                  --                  (6)
                                                            ----------          ----------
                                                                  (716)             (1,365)
                                                            ----------          ----------
  Net Realized Gain:
  Class A.........................................                  --                (502)
  Class B.........................................                  --                (431)
  Class C.........................................                  --                 (95)
  In Excess of Net Realized Gain:
  Class A.........................................              (2,049)                 --
  Class B.........................................              (2,409)                 --
  Class C.........................................                (584)                 --
                                                            ----------          ----------
                                                                (5,042)             (1,028)
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions.................................              (5,758)             (2,393)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................              63,721             354,369
  Distributions Reinvested........................               5,042               2,140
  Redeemed........................................            (134,239)            (49,738)
                                                            ----------          ----------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............             (65,476)            306,771
                                                            ----------          ----------
  Total Increase/Decrease in Net Assets...........             (63,495)            312,752
NET ASSETS--Beginning of Period...................             315,752               3,000
                                                            ----------          ----------
NET ASSETS--End of Period (Including distributions
  in excess of net investment income of $(1) and
  $(45), respectively)............................         $   252,257         $   315,752
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (000):
(1) Class A:
   ----------
   Shares:
     Subscribed (Initial Shares of 100)...........               2,585              16,264
     Distributions Reinvested.....................                 259                 136
     Redeemed.....................................              (7,154)             (3,343)
                                                            ----------          ----------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................              (4,310)             13,057
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed...................................         $    24,777         $   167,353
     Distributions Reinvested.....................               2,427               1,393
     Redeemed.....................................             (69,185)            (35,499)
                                                            ----------          ----------
   Net Increase/Decrease..........................         $   (41,981)        $   133,247
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital.........................         $    92,241+        $   134,222
                                                            ----------          ----------
                                                            ----------          ----------
   Class B:
   ----------
   Shares:
     Subscribed (Initial Shares of 100)...........               3,052              14,654
     Distributions Reinvested.....................                 225                  60
     Redeemed.....................................              (5,046)             (1,138)
                                                            ----------          ----------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................              (1,769)             13,576
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed...................................         $    29,487         $   150,818
     Distributions Reinvested.....................               2,115                 607
     Redeemed.....................................             (48,333)            (12,023)
                                                            ----------          ----------
   Net Increase/Decrease..........................         $   (16,731)        $   139,402
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital.........................         $   123,644+        $   140,375
                                                            ----------          ----------
                                                            ----------          ----------
   Class C:
   ----------
   Shares:
     Subscribed (Initial Shares of 100)...........                 988               3,584
     Distributions Reinvested.....................                  53                  14
     Redeemed.....................................              (1,743)               (212)
                                                            ----------          ----------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................                (702)              3,386
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed...................................         $     9,457         $    36,198
     Distributions Reinvested.....................                 500                 140
     Redeemed.....................................             (16,721)             (2,216)
                                                            ----------          ----------
   Net Increase/Decrease..........................         $    (6,764)        $    34,122
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital.........................         $    28,352+        $    35,116
                                                            ----------          ----------
                                                            ----------          ----------
---------------------------
* Commencement of operations
+ Ending Paid in Capital amounts do not reflect
  permanent book to tax differences.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           CLASS A                                    CLASS B
                                           ---------------------------------------    ---------------------------------------
                                                 YEAR ENDED       JULY 7, 1997* TO          YEAR ENDED       JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1999#         JUNE 30, 1998#      JUNE 30, 1999#         JUNE 30, 1998#
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....   $         10.526   $              10.00    $         10.514   $              10.00
                                                    -------             ----------    ----------------             ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss............              0.072                   0.11              (0.003)                  0.03
  Net Realized and Unrealized
    Gain/Loss...........................              0.512                   0.56               0.509                   0.56
                                                    -------             ----------    ----------------             ----------
  Total From Investment Operations......              0.584                   0.67               0.506                   0.59
                                                    -------             ----------    ----------------             ----------
DISTRIBUTIONS
  Net Investment Income.................             (0.052)                 (0.08)             (0.007)                 (0.03)
  In Excess of Net Investment Income....             (0.000)+                (0.01)                 --                  (0.00)+
  Net Realized Gain.....................                 --                  (0.05)                 --                  (0.05)
  In Excess of Net Realized Gain........             (0.174)                    --              (0.174)                    --
                                                    -------             ----------    ----------------             ----------
  Total Distributions...................             (0.226)                 (0.14)             (0.181)                 (0.08)
                                                    -------             ----------    ----------------             ----------
NET ASSET VALUE, END OF PERIOD..........   $         10.884   $              10.53    $         10.839   $              10.51
                                                    -------             ----------    ----------------             ----------
                                                    -------             ----------    ----------------             ----------
TOTAL RETURN (1)........................               5.83%                  6.74%**             5.02%                  6.01%**
                                                    -------             ----------    ----------------             ----------
                                                    -------             ----------    ----------------             ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......   $         95,208   $            137,447    $        127,978   $            142,741
Ratio of Expenses to Average Net
  Assets................................               1.45%                  1.45%               2.20%                  2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................               0.74%                  1.02%              (0.03)%                 0.28%
Portfolio Turnover Rate.................                 64%                  %*38*                 64%                  %*38*
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.........................   $           0.00+  $               0.01    $           0.00+  $               0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........               1.48%                  1.60%               2.23%                  2.35%
  Net Investment Income/Loss to Average
    Net Assets..........................               0.73%                  0.88%              (0.05)%                 0.14%

                                                           CLASS C
                                           ---------------------------------------
                                                 YEAR ENDED       JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1999#         JUNE 30, 1998#
----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....   $         10.503   $              10.00
                                                    -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss............             (0.002)                  0.03
  Net Realized and Unrealized
    Gain/Loss...........................              0.512                   0.55
                                                    -------                -------
  Total From Investment Operations......              0.510                   0.58
                                                    -------                -------
DISTRIBUTIONS
  Net Investment Income.................             (0.007)                 (0.03)
  In Excess of Net Investment Income....                 --                  (0.00)+
  Net Realized Gain.....................                 --                  (0.05)
  In Excess of Net Realized Gain........             (0.174)                    --
                                                    -------                -------
  Total Distributions...................             (0.181)                 (0.08)
                                                    -------                -------
NET ASSET VALUE, END OF PERIOD..........   $         10.832   $              10.50
                                                    -------                -------
                                                    -------                -------
TOTAL RETURN (1)........................               5.13%                  5.83%**
                                                    -------                -------
                                                    -------                -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......   $         29,071   $             35,564
Ratio of Expenses to Average Net
  Assets................................               2.20%                  2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................              (0.02)%                 0.29%
Portfolio Turnover Rate.................                 64%                  %*38*
-----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.........................   $           0.00+  $               0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........               2.23%                  2.35%
  Net Investment Income/Loss to Average
    Net Assets..........................              (0.03)%                 0.15%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Fund commenced operations on July 7, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                          CONTINGENT
                                           DEFERRED
                                         SALES CHARGE
                                       ----------------
YEAR OF REDEMPTION                     CLASS B  CLASS C
-------------------------------------  -------  -------
First................................    5.00%    1.00%
Second...............................    4.00%    None
Third................................    3.00%    None
Fourth...............................    2.50%    None
Fifth................................    1.50%    None
Thereafter...........................   None      None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt securities. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal Income tax purposes of approximately $4,433,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for

-----------------------
          12

                             VAN KAMPEN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $1,606,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                           NET
                                      APPRECIATION/
  COST       APPREC.      DEPREC.     DEPRECIATION
  (000)       (000)        (000)          (000)
---------  -----------  -----------  ---------------
$ 245,340   $  30,340    $ (16,319)     $  14,021

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital. For the year ended June 30, 1999, approximately $2,000 has been reclassified from paid in capital and posted to accumulated net investment income/loss.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                       CLASS B
                    CLASS A          AND CLASS C
                MAX. OPERATING     MAX. OPERATING
ADVISORY FEE     EXPENSE RATIO      EXPENSE RATIO
-------------  -----------------  -----------------
      0.80%            1.45%              2.20%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $15,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $470,484 for Class A shares and deferred sales charges of $9,521, $835,926, and $22,202 for Class A shares, Class B shares, and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $158,329,000 and sales of approximately $186,083,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                                                              ------------------

                             VAN KAMPEN VALUE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Value Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

-----------------------

                             VAN KAMPEN VALUE FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 51.27%.

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

- call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64121

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                               [VAN KAMPEN FUNDS]

    1 Parkview Plaza / / P.O. Box 5555 / / Oakbrook Terrace, IL 60181-5555 /
                              / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                                    [PHOTO]

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................    21
Statement of Operations...............................................    22
Statement of Changes in Net Assets....................................    23
Financial Highlights .................................................    24
Notes to Financial Statements.........................................    25
Report of Independent Accountants.....................................    29
Additional Information................................................    30

MSGE ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, and by 2.3 percent in the second quarter. The expansion was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although it had expressed a bias toward a series of rate increases, May's tame CPI report prompted the Fed to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia                    2.6%
France                       1.8%
Germany                      3.5%
Italy                        2.5%
Japan                       10.9%
Netherlands                  3.5%
Spain                        2.1%
Switzerland                  2.2%
United Kingdom              10.6%
United States               42.1%
Short-Term Investment       11.2%
Other                        7.0%

TOP FIVE HOLDINGS (1)
SECURITY                                                                                                         COUNTRY
-----------------------------------------------------------------------------------------------------------  ---------------
Microsoft Corp.                                                                                               United States
General Electric Co.                                                                                          United States
Nippon Telegraph & Telephone Corp.
                                                                                                                  Japan
Royal Dutch Petroleum Co.                                                                                      Netherlands
BP Amoco plc                                                                                                 United Kingdom

TOP FIVE HOLDINGS (1)
                                                                                                              PERCENT OF

SECURITY                                                                                                      NET ASSETS

-----------------------------------------------------------------------------------------------------------  -------------

Microsoft Corp.                                                                                                     1.0%

General Electric Co.                                                                                                0.9%

Nippon Telegraph & Telephone Corp.
                                                                                                                    0.9%

Royal Dutch Petroleum Co.                                                                                           0.9%

BP Amoco plc                                                                                                        0.7%


(1) Excludes Short-Term Investment

TOP FIVE SECTORS
                                                                                                                      VALUE
SECTOR                                                                                                                (000)
------------------------------------------------------------------------------------------------------------------  ---------
Finance                                                                                                             $ 114,118
Services                                                                                                              112,281
Consumer Goods                                                                                                         97,450
Capital Goods & Equipment                                                                                              74,713
Energy                                                                                                                 49,083

TOP FIVE SECTORS
                                                                                                                     PERCENT OF

SECTOR                                                                                                               NET ASSETS

------------------------------------------------------------------------------------------------------------------  -------------

Finance                                                                                                                   19.9%

Services                                                                                                                  19.6%

Consumer Goods                                                                                                            17.0%

Capital Goods & Equipment                                                                                                 13.0%

Energy                                                                                                                     8.6%


                                                         TOTAL RETURNS**
                          ------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR              FIVE YEAR          SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE***  CHARGE*    CHARGE***  CHARGE*    CHARGE***
                                                                                            COMMENCEMENT
                                                                                                DATE
                                                                                            ------------
--------------------------------------------------------------------------------------------------------
Class A Shares             2.16%      8.41%     13.74%     15.09%     13.72%     14.76%        1/4/93
--------------------------------------------------------------------------------------------------------
Class B Shares             2.50%      7.50%       N/A        N/A      14.99%     15.41%        8/1/95
--------------------------------------------------------------------------------------------------------
Class C Shares             6.61%      7.61%     14.23%     14.23%     13.92%     13.92%        1/4/93
--------------------------------------------------------------------------------------------------------
MSCI World Net
Dividends Index             N/A      15.67%       N/A      16.75%       N/A      16.99%         N/A
--------------------------------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World Net Dividends Index is an unmanaged index that includes securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax.
  *The returns above are calculated using the applicable sales charge for Class
   A shares and the applicable deferred sales charge for Class B and Class C shares.
 **Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
***Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted, and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B shares and Class C shares will vary based upon the sales charge and fees assessed to each Class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Global Equity Allocation Fund - Class
                                               A              MSCI World Net Dividends Index
1/4/93                                    $9,500                                     $10,000
6/30/93                                  $10,563                                     $11,515
6/30/94                                  $11,516                                     $12,696
6/30/95                                  $12,286                                     $14,050
6/30/96                                  $15,311                                     $16,640
6/30/97                                  $18,467                                     $20,346
6/30/98                                  $21,227                                     $21,840
6/30/99                                  $23,013                                     $25,262

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PORTFOLIO MANAGERS BARTON M. BIGGS AND ANNE D. THIVIERGE OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. BIGGS HAS BEEN A MEMBER OF THE FUND'S MANAGEMENT TEAM SINCE ITS INCEPTION IN 1993, WHILE MS. THIVIERGE JOINED THE TEAM IN 1995. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

                                                              ------------------
                                                                    3

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST YEAR?
A: During the third quarter of 1998, continued economic weakness in Asia spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. The defining moment of the period came in mid-August when Russia devalued its currency and defaulted on its debt, sending financial and currency markets worldwide into a tailspin. Paced by the Federal Reserve Board and the European Central Bank (ECB), central banks worldwide lowered interest rates during the fourth quarter of 1998. The interest rate cuts renewed investor confidence and helped revive stock markets in Europe and the United States.
Global economic recovery became the story of the first half of 1999, as economic activity increased in most regions of the world. The U.S. economy resumed its impressive climb with strong growth and minimal inflation. Meanwhile, declining interest rates and a focus on corporate cost-cutting fiscal reforms helped revive many emerging markets, particularly in Asia.
In Europe, the introduction of the euro went smoothly, but economic weakness, particularly in Germany, contributed to its decline since January. Decreased exports to Asia, Russia, and Eastern European countries led to lower economic growth and falling corporate earnings.
Q: WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?
A: During the volatile summer of 1998, we anticipated the economic slowdown in Europe and significantly reduced our positions in core Europe, particularly Germany and Switzerland, and moved assets into cash. The Fund's substantial cash position benefited the Fund when troubles in Asia and Russia intensified. Through September we remained significantly underweighted in Asia and Japan but increased our exposure in the fourth quarter when we detected signs of economic recovery in those regions. This strategy also helped the Fund's performance. Throughout the period, we remained underweighted in the United States because stock valuations appeared high. This strategy hindered performance as the U.S. economy continued its strong growth. Finally, our positions in the peripheral European economies, including Italy, Spain, and Portugal, helped the Fund's performance.
Q: HOW HAVE YOU POSITIONED THE FUND RECENTLY?
A: Early in the year we visited Singapore, Hong Kong, and Japan to talk with government officials, central bankers, businesses, and other investors. Although these meetings reinforced our belief that Asia and Japan have a long way to go in their recoveries, we believe their commitment to restructure their economies could lead to a long-lasting recovery in profitability and stock prices. In addition, we were impressed with Singapore's fervor for restructuring and belt-tightening and, as a result, significantly increased the Fund's exposure to that country.
Another country we overweighted was Australia, which like Singapore, did a good job of weathering the financial downturn in Asia. Australia has had fantastic economic growth and we believe the sound government policies and restructured labor markets should be a long-term positive.
Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
A: Despite global economic turmoil during the first half of the period, the Fund performed well through the end of 1998 as a result of our favorable asset and country allocations. Returns suffered during the past six months, however, due to the Fund's underweight position in the United States and significant exposure to Europe. For Class A shares at net asset value without sales charge, the Fund generated a total return of 8.41 percent for the 12 months ended June 30, 1999. By comparison, the Morgan Stanley Capital International (MSCI) World Net Dividends Index generated a total return of 15.67 percent for the same period. Past performance does not guarantee future results.

-----------------------
           4

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

Q: WHAT DO YOU SEE HAPPENING DURING THE NEXT SIX MONTHS?
A: In the short term, we remain cautious on the United States because of high stock valuations and Europe because of full valuations and inconsistent economic performance. As a result, the risk of policy mistakes within Europe is great, and the challenge facing the ECB will be difficult. Japan's economy, although bottoming, faces large obstacles as unemployment rises and the fiscal spending proposal diminishes. We are optimistic that additional restructuring should increase corporate earnings.
In the rest of Asia, we look for improvements in Australia and Singapore to continue, but we will monitor China carefully. In the long-term, we believe China will succeed, but in the short term we are unsure whether it will devalue its currency, and the government's commitment to maintaining its unproductive state-owned enterprise system is troubling. Overall, we have positioned the portfolio to be less defensive than it was during the volatile third quarter of 1998, and have reduced our cash holdings as a result.

Barton M. Biggs              Ann D. Thivierge
PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                                              ------------------

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

COMMON STOCKS (86.8%)
  AUSTRALIA (2.4%)
    Amcor Ltd........................      43,942  $    243
    AMP Ltd..........................      63,305       690
    Australian Gas Light Co., Ltd....      25,593       155
    Boral Ltd........................      76,468       129
    Brambles Industries Ltd..........      14,761       387
    Broken Hill Proprietary Co.,
      Ltd............................     135,000     1,558
    Coca-Cola Amatil Ltd.............      64,066       257
    Coles Myer Ltd...................      73,971       429
    Colonial Ltd.....................      60,692       214
    CSL Ltd..........................       7,167        62
    CSR Ltd..........................      69,030       197
    Faulding (F.H.) & Co. Ltd........       8,373        51
    Fosters Brewing Ltd..............     119,412       335
    General Property Trust...........      92,060       149
    GIO Australia Holdings Ltd.......      45,469       110
    Goodman Fielder Ltd..............      90,483        80
    Leighton Holdings Ltd............      18,450        72
    Lend Lease Corp., Ltd............      36,172       495
    Mayne Nickless Ltd...............      24,819        85
    National Australia Bank Ltd......      89,258     1,471
    News Corp., Ltd..................     126,779     1,078
    Normandy Mining Ltd..............     133,037        88
    North Broken Hill Peko Ltd.......      64,684       131
    Orica Ltd........................      19,541       106
    Pacific Dunlop Ltd...............      72,472       104
    Pioneer International Ltd........      62,368       158
    QBE Insurance Group Ltd..........      27,089       103
    Rio Tinto Ltd....................      12,573       205
    Santos Ltd.......................      40,735       133
    Schroders Property Fund..........      26,497        41
    Smith (Howard) Ltd...............      13,530       103
    Southcorp Holdings Ltd...........      42,987       173
    (a)Stockland Trust Group.........         441         1
    Stockland Trust Group............      21,230        48
    Suncorp-Metway Ltd...............      21,378       127
    TABCORP Holdings Ltd.............      22,004       148
    Telstra Corp., Ltd...............     326,031     1,861
    Wesfarmers Ltd...................      12,783       115
    Westfield Trust..................      86,614       175
    (a)Westfield Trust (New).........       1,438         3
    Westpac Banking Corp., Ltd.......     122,607       792
    WMC Ltd..........................     121,589       520
    Woolworths Ltd...................      76,969       255
                                                   --------
                                                     13,637
                                                   --------
  AUSTRIA (0.7%)
    Austria Mikro Systems
      International AG...............         503        18
    Austria Tabakwerke AG............       3,719       217
    Austrian Airlines Osterreichische
      Luftverkehrs AG................       4,142       100
    Bank Austria AG..................      19,144     1,008
    Bau Holdings AG..................         795        25
    Boehler-Udderholm AG.............       1,866        93
    BWT AG...........................         285        54
    Flughafen Wein AG................       3,589       151
    Generali AG......................       1,197       220
    Lenzing AG.......................         625        36
    Mayr-Melnhof Karton AG...........       2,026        92
    Oesterreichische
      Brau-Beteiligungs AG...........       1,548        69

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Oesterreichish Elektrizitaets
      'A'............................       5,159  $    752
    OMV AG...........................       4,517       403
    Radex-Heraklith Industriebet
      AG.............................       2,366        64
    VA Technologies AG...............       2,535       230
    Wienerberger Baustoffindustrie
      AG.............................      11,680       303
                                                   --------
                                                      3,835
                                                   --------
  CANADA (1.2%)
    Abitibi-Consolidated, Inc........       4,200        48
    Agrium, Inc......................       3,100        27
    Alberta Energy Co., Ltd..........       2,400        77
    Alcan Aluminum Ltd...............       4,900       155
    (a)Anderson Exploration Ltd......       2,800        37
    Bank of Montreal.................       5,600       203
    Bank of Nova Scotia..............      10,100       219
    Barrick Gold Corp................       8,200       159
    Barrick Gold Corp................       9,400       181
    BCE, Inc.........................      13,500       657
    (a)BCT.Telus Communications,
      Inc............................       1,865        45
    BCT.Telus Communications, Inc.
      'A'............................         621        15
    Bombardier, Inc. 'A'.............      13,800       211
    Cameco Corp......................       1,200        25
    (a)Canadian Hunter Exploration
      Ltd............................       1,350        20
    Canadian Imperial Bank of
      Commerce.......................       8,400       200
    (a)Canadian Natural Resources
      Ltd............................       2,100        41
    Canadian Occidental Petroleum
      Ltd............................       3,000        48
    Canadian Pacific Ltd.............       7,300       173
    Canadian Tire Corp. 'A'..........       2,000        58
    Cominco Ltd......................       1,900        32
    Dofasco, Inc.....................       2,200        36
    Edperbarascan Corp. 'A'..........       3,600        55
    (a)Fairfax Financial Holdings
      Ltd............................         200        54
    George Weston Ltd................       2,900       128
    (a)Gulf Canada Resources Ltd.....      19,900        82
    Imasco Ltd.......................       9,000       242
    Imperial Oil Ltd.................      10,000       190
    Inco Ltd.........................       3,600        64
    Laidlaw, Inc. 'B'................       7,100        52
    (a)Loewen Group, Inc.............       1,600         1
    Macmillan Bloedel Ltd............       3,000        54
    Magna International, Inc. 'A'....       1,600        90
    MDS Inc. 'B'.....................       1,300        28
    National Bank of Canada..........       3,800        50
    (a)Newbridge Networks Corp.......       3,600       103
    Nexfor, Inc......................       2,354        15
    Noranda, Inc.....................       5,400        71
    Northern Telecom Ltd.............      13,600     1,162
    NOVA Chemicals Corp..............         208         5
    Petro-Canada.....................       6,200        85
    Placer Dome, Inc.................      22,560       262
    (a)Poco Petroleums Ltd...........       3,200        26
    Potash Corp. of Saskatchewan,
      Inc............................       1,200        62
    Power Corp. of Canada............       3,600        69
    Quebecor, Inc. 'B'...............       1,700        41
    (a)Renaissance Energy Ltd........       3,200        43
    (a)Rogers Communication, Inc.
      'B'............................       3,700        59
    Royal Bank of Canada.............       6,500       287
    Seagram Co., Ltd.................       7,400       368
    Suncor Energy, Inc...............       2,400        98
    (a)Talisman Energy, Inc..........       2,300        62
    Thomson Corp.....................      12,600       380

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  CANADA (CONT.)

    TransAlta Corp...................       1,800  $     27
    Transcanada Pipelines Ltd........      10,344       146
    Westcoast Energy, Inc............       2,600        51
                                                   --------
                                                      7,179
                                                   --------
  FRANCE (1.8%)
    Accor S.A........................         396       100
    Alcatel..........................       5,046       711
    Axa..............................       3,452       422
    Banque Nationale de Paris........       2,154       180
    BIC Corp.........................         643        34
    Bouygues.........................         292        77
    Canal Plus.......................         322        90
    Cap Gemini S.A...................       1,817       286
    Carrefour S.A....................       2,406       354
    Cie de Saint-Gobain..............       1,041       166
    Dassault Systemes S.A............       3,172       105
    Elf Aquitaine....................       2,911       428
    Eridania Beghin-Say S.A..........         451        65
    Essilor International............         141        44
    Etablissements Economiques du
      Casino Guichard-Perrachon......         800        70
    France Telecom S.A...............       6,286       475
    Groupe Danone RFD................         658       170
    Klepierre........................       6,678       627
    L'air Liquide....................         959       151
    L'Oreal..........................         688       466
    Lafarge S.A......................       1,141       109
    Lagardere S.C.A..................       1,495        56
    Legrand S.A......................         299        61
    (a)LVMH Moet Hennessy Louis
      Vuitton........................         921       270
    Michelin (C.G.D.E.) 'B'..........       2,247        92
    Paribas..........................       1,846       207
    Pernod-Ricard....................         742        50
    Pinault-Printemps-Redoute........       1,235       212
    Promodes.........................         198       130
    PSA Peugeot Citroen S.A..........         549        87
    Rhone-Poulenc S.A. 'A'...........       3,917       179
    Sagem............................          30        20
    Sanofi-Synthelabo S.A............       4,528       192
    Schneider S.A....................       1,810       102
    Silic............................       1,723       271
    Simco S.A. (Registered)..........       8,930       756
    Societe Fonciere Lyonnaise.......       1,725       246
    Societe Generale.................       1,008       178
    Sodexho S.A......................         650       112
    Suez Lyonnaise des Eaux..........       1,493       270
    Thomson CSF S.A..................       1,735        60
    (a)Total S.A. 'B'................       2,710       350
    Unibail..........................       6,450       826
    Usinor Sacilor...................       3,012        45
    (a)Valeo S.A.....................         935        77
    Vivendi..........................       4,941       401
                                                   --------
                                                     10,380
                                                   --------
  GERMANY (3.4%)
    Adidas-Salomon AG................       1,483       145
    Agiv AG..........................       1,450        33
    Allianz AG.......................       7,292     2,040
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    AMB Aachener & Muenchener
      Beteiligungs AG................         600  $     60
    BASF AG..........................      18,500       814
    Bayer AG.........................      21,300       887
    Bayer Vereinsbank AG.............      12,025       766
    Bilfinger & Berger Bau AG........       1,950        48
    Brau und Brunnen AG..............          33         2
    CKAG Colonia Konzern AG..........         717        68
    Continental AG...................       3,533        85
    Daimler-Chrysler AG..............           1         -
    Daimler-Chrysler AG..............      29,729     2,600
    (a)Degussa AG....................       2,183        91
    Deutsche Bank AG.................      15,100       921
    (a)Deutsche Telekom AG...........      39,688     1,670
    Dresdner Bank AG.................      14,617       569
    FAG Kugelfischer Georg Schaefer
      AG.............................       4,500        44
    Heidelberger Zement AG...........         603        49
    Hochtief AG......................       3,183       145
    Karstadt AG......................         350       167
    Kloeckner-Humboldt-Deutz AG......       2,067        14
    Linde AG.........................         233       140
    Lufthansa AG.....................      10,700       195
    MAN AG...........................       3,500       119
    Mannesmann AG....................       6,620       991
    Merck KGaA AG....................       6,440       209
    Metro AG.........................       7,057       450
    (a)Metro AG......................         600         3
    Muenchener Rueckversicherungs-
      Gesellschaft AG (Registered)...       2,447       462
    Muenchener Rueckversicherungs-
      Gesellschaft AG (Registered)...       2,447       457
    Preussag AG......................       5,000       270
    RWE AG...........................      12,704       589
    SAP AG...........................       1,727       593
    Schering AG......................       2,300       246
    Siemens AG.......................      16,783     1,296
    (a)Thyssen AG....................      12,170       267
    VEBA AG..........................      14,733       870
    Viag AG..........................         845       393
    Volkswagen AG....................       8,730       564
                                                   --------
                                                     19,332
                                                   --------
  GREECE (0.0%)
    Alpha Credit Bank S.A............       1,387        90
                                                   --------
  HONG KONG (1.0%)
    Bank of East Asia................      41,800       106
    Cathay Pacific Airways Ltd.......      93,000       143
    Cheung Kong Holdings Ltd.........      72,000       640
    CLP Holdings Ltd.................      79,500       386
    Dickson Concepts International
      Ltd............................      25,000        18
    Hang Lung Development Corp.......      48,000        59
    Hang Seng Bank Ltd...............      59,200       662
    (a)Hong Kong & China Gas Co.,
      Ltd............................     150,000       217
    Hong Kong Land Holdings Ltd......         508         1
    Hong Kong Shanghai Hotels........      22,000        19
    Hong Kong Telecommunications
      Ltd............................     358,800       932
    Hopewell Holdings Ltd............      51,000        39
    Hutchison Whampoa Ltd............     108,000       978
    Hysan Development Co.............      33,781        51
    Johnson Electric Holdings Ltd....      26,000       107

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  HONG KONG (CONT.)

    New World Development Co.,
      Ltd............................      67,000  $    201
    Shangri-La Asia Ltd..............      32,000        39
    Sino Land Co.....................      74,001        42
    South China Morning Post.........      62,000        35
    Sun Hung Kai Properties Ltd......      67,000       611
    Swire Pacific Ltd. 'A'...........      48,500       240
    Television Broadcasting Ltd......      11,000        52
    Wharf Holdings Ltd...............      68,000       212
                                                   --------
                                                      5,790
                                                   --------
  ITALY (2.5%)
    Alitalia.........................      62,254       162
    Assicurazioni Generali S.p.A.....      44,676     1,550
    Banca Commerciale Italiana.......      81,300       594
    Banco Ambrosiano Veneto..........      85,900       413
    Banco Popolare di Milano.........      11,000        85
    Benetton Group S.p.A.............      76,300       150
    Burgo Cartiere S.p.A.............       3,700        24
    CIR-Compagnie Industriali Riunite
      S.p.A..........................         700         1
    Credito Italiano S.p.A...........     196,215       863
    Edison S.p.A.....................      31,000       269
    Ente Nazionale Idrocarburi
      S.p.A..........................     360,000     2,152
    Falck Acciaierie & Ferriere
      Lombarde.......................       2,000        15
    Fiat S.p.A.......................     261,630       829
    Fiat S.p.A. di Risp NCS..........      44,970        77
    Impreglio S.p.A..................      21,000        18
    Istituto Nazionale delle
      Assicurazioni (INA)............     176,680       410
    Italcementi S.p.A................       7,300        93
    Italcementi S.p.A................      10,150        51
    Italgas..........................      20,400        86
    La Rinascente S.p.A..............       9,878        75
    Magneti Marelli S.p.A............      14,000        19
    Mediaset S.p.A...................      49,000       436
    Mediobanca S.p.A.................      29,260       307
    Montedison S.p.A.................      92,616       151
    Montedison S.p.A. di Risp NCS....      30,628        36
    (a)Olivetti Group................      76,180       183
    Parmalat Finanziaria S.p.A.......      79,640       104
    Pirelli S.p.A....................     100,000       273
    R.A.S............................      21,769       212
    R.A.S. di Risp...................         462         4
    S.A.I............................         250         1
    S.A.I............................       6,100        63
    San Paolo-Imi S.p.A..............      62,176       847
    Sirti S.p.A......................       8,000        39
    Snia BPD S.p.A...................      41,000        51
    Telecom Italia Mobile S.p.A......     178,400     1,067
    Telecom Italia Mobile S.p.A.
      RNC............................      43,400       160
    Telecom Italia S.p.A.............      30,162       164
    Telecom Italia S.p.A.............      96,388     1,003
    Unione Immobiliare S.p.A.........   2,666,907     1,184
                                                   --------
                                                     14,221
                                                   --------
  JAPAN (10.9%)
    Acom Co., Ltd....................       4,500       389
    Ajinomoto Co., Inc...............      45,800       523
    (a)Aoki Corp.....................      47,800        30
    Asahi Bank Ltd...................      64,500       310
    Asahi Breweries Ltd..............      29,000       361
    Asahi Chemical Industry Co.,
      Ltd............................      85,400       474
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Asahi Glass Co...................      80,600  $    523
    Bank of Tokyo-Mitsubishi Ltd.....     180,600     2,574
    Bank of Yokohama.................      23,500        60
    Bridgestone Corp.................      32,000       969
    Canon, Inc.......................      34,800     1,002
    Casio Computer Co., Ltd..........      17,000       129
    Chiba Bank Ltd...................      22,800        84
    Chugai Pharmaceutical Ltd........      29,800       321
    Credit Saison Co., Ltd...........       5,100       107
    Dai Nippon Printing Co., Ltd.....      32,800       525
    Daiei, Inc.......................      29,800       102
    Daikin Industries Ltd............      28,800       335
    Daiwa House Industry.............      29,800       314
    Daiwa Securities Co., Ltd........     108,000       715
    Denso Corp.......................      10,600       216
    East Japan Railway Co............         170       914
    Ebara Corp.......................      19,800       236
    Fanuc Co.........................      12,200       656
    Fuji Bank........................     171,000     1,194
    Fuji Photo Film Co...............      17,000       644
    Fujitsu Ltd......................      70,600     1,422
    Furukawa Electric Co., Ltd.......      20,800        96
    Gunma Bank Ltd...................      11,000        69
    Hankyu Corp......................      37,000       147
    (a)Hazama Corp...................      28,000        23
    Hitachi Ltd......................     143,000     1,343
    Honda Motor Co...................      34,000     1,443
    Industrial Bank of Japan Ltd.....      79,000       627
    Ito-Yokado Co., Ltd..............      14,000       938
    Japan Airlines Co., Ltd..........      90,000       298
    Japan Energy Corp................      67,600        79
    Joyo Bank........................      11,800        46
    Jusco Co.........................      14,800       269
    Kajima Corp......................      55,600       202
    Kansai Electric Power Co.........      36,600       696
    KAO Corp.........................      37,800     1,063
    Kawasaki Steel Corp..............      45,600        85
    Kinki Nippon Railway Co., Ltd....      65,600       323
    Kirin Brewery Co., Ltd...........      57,600       691
    Komatsu Ltd......................      52,600       336
    Kubota Corp......................      81,400       244
    Kumagai Gumi Co., Ltd............      88,600        99
    Kyocera Corp.....................       8,500       499
    Kyowa Hakko Kogyo Co., Ltd.......      26,800       154
    Marubeni Corp....................      77,200       162
    Marui Co., Ltd...................       6,800       113
    Matsushita Electric Industrial
      Co., Ltd.......................      72,400     1,408
    Mitsubishi Chemical Corp.........      86,000       298
    Mitsubishi Corp..................      76,000       516
    Mitsubishi Electric Corp.........     101,400       390
    Mitsubishi Estate Co., Ltd.......      24,000       234
    Mitsubishi Heavy Industries
      Ltd............................     155,000       630
    Mitsubishi Materials Corp........      54,600       122
    Mitsubishi Trust and Banking
      Corp...........................      38,000       370
    Mitsui & Co......................      78,200       546
    Mitsui Engineering & Shipbuilding
      Co., Ltd.......................      56,600        64
    Mitsui Fudosan Co., Ltd..........      18,000       146
    Mitsui Trust & Banking Co.,
      Ltd............................       1,400         2
    Mitsukoshi Ltd...................      29,800       130
    Murata Manufacturing Co., Inc....      12,000       790
    Mycal Corp.......................      18,800       118

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  JAPAN (CONT.)

    NEC Corp.........................      50,600  $    630
    New OJI Paper Co., Ltd...........      57,600       334
    NGK Insulators Ltd...............      29,800       312
    Nippon Express Co., Ltd..........      22,000       132
    Nippon Fire & Marine Insurance
      Co.............................      26,800        91
    Nippon Light Metal Co............      26,800        40
    Nippon Meat Packers, Inc.........      26,800       350
    Nippon Oil Co....................      82,600       349
    Nippon Steel Corp................     320,000       744
    Nippon Telegraph & Telephone
      Corp. ADR......................         433     5,051
    Nippon Yusen Kabushiki Kaisha....      80,400       310
    Nissan Fire & Marine Insurance
      Co., Ltd.......................         350         1
    Nissan Motor Co., Ltd............     102,400       490
    NKK Corp.........................     168,000       138
    Nomura Securities Co., Ltd.......      55,000       645
    Odakyu Electric Railway Co.......      31,800       107
    Orix Corp........................       1,300       116
    Osaka Gas Co.....................     114,200       388
    Penta-Ocean Construction Co.,
      Ltd............................      26,800        47
    Pioneer Electronic Corp..........       8,000       156
    Rohm Co..........................       3,000       470
    Sakura Bank Ltd..................     108,200       411
    Sankyo Co., Ltd..................      21,800       550
    Sanwa Bank Ltd...................      80,000       788
    Sanyo Electric Co., Ltd..........      73,400       299
    Secom Co.........................       6,800       709
    Sega Enterprises Ltd.............       5,800        77
    Sekisui House Ltd................      28,800       311
    Sharp Corp.......................      48,600       575
    Shimano Inc......................       8,000       190
    Shimizu Corp.....................      40,800       159
    Shin-Etsu Chemical Co............      12,000       402
    Shiseido Co., Ltd................      13,000       195
    Shizuoka Bank....................      15,800       158
    Showa Denko K.K..................      54,600        70
    SMC Corp.........................       2,100       235
    Softbank Corp....................         900       183
    Sony Corp........................      12,000     1,296
    Sumitomo Bank Ltd................      69,000       857
    Sumitomo Chemical Co.............     108,200       497
    Sumitomo Corp....................      55,400       406
    Sumitomo Electric Industries.....      38,800       442
    Sumitomo Forestry Co., Ltd.......      17,000       132
    Sumitomo Metal Industries Ltd....     103,400       129
    Sumitomo Metal Mining Co.........      28,000       116
    Sumitomo Osaka Cement Co.,
      Ltd............................      27,800        54
    Taisei Corp., Ltd................      57,600       127
    Taisho Pharmaceutical Co.........      17,000       563
    Taiyo Yuden Co., Ltd.............      33,000       542
    Takeda Chemical Industries.......      32,800     1,522
    Teijin Ltd.......................      57,600       234
    The 77 Bank Ltd..................      12,000       105
    Tobu Railway Co..................      36,800       104
    Tohoku Electric Power Co.,
      Ltd............................      19,500       296
    Tokai Bank Ltd...................      53,600       306
    Tokio Marine & Fire Insurance
      Co.............................      79,400       864
    Tokyo Electric Power Co..........      47,300     1,000
    Tokyo Electron Ltd...............       4,000       272
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Tokyo Gas Co.....................     108,200  $    267
    Tokyu Corp.......................      45,800       116
    Toppan Printing Co., Ltd.........      37,800       422
    Toray Industries, Inc............      84,500       424
    Toto Ltd.........................      29,800       231
    Toyobo Ltd.......................      58,600        89
    Toyota Motor Corp................     118,000     3,739
    Ube Industries Ltd...............      54,600       118
    Yokogawa Electric Corp...........      30,000       177
                                                   --------
                                                     62,598
                                                   --------
  NETHERLANDS (3.5%)
    ABN Amro Holdings N.V............      58,059     1,259
    Aegon N.V........................      22,400     1,627
    Akzo Nobel N.V...................      13,319       561
    Buhrmann N.V.....................         122         2
    Elsevier N.V.....................      24,030       279
    Getronics N.V....................       2,861       110
    Hagemeyer N.V....................       4,384       143
    Heineken N.V.....................      12,409       636
    ING Groep N.V....................      37,247     2,019
    KLM Royal Dutch Airlines N.V.....       3,379        96
    Koninklijke Ahold N.V............      23,809       821
    KPN N.V..........................      11,250       529
    Oce N.V..........................       3,679        94
    Philips Electronics N.V..........      13,222     1,306
    Royal Dutch Petroleum............      85,956     5,041
    Royal Dutch Petroleum Co., New
      York Shares....................      28,700     1,729
    Schlumberger Ltd.................       7,900       503
    Stork N.V........................         120         3
    TNT Post Group N.V...............      19,569       468
    (a)Unilever N.V. CVA.............      23,294     1,572
    (a)Unilever N.V..................       7,500       523
    Vedior N.V.......................       2,920        50
    Wolters Kluwer N.V...............      11,684       466
                                                   --------
                                                     19,837
                                                   --------
  SINGAPORE (1.5%)
    City Developments Ltd............      99,000       634
    Comfort Group Ltd................      65,000        40
    Creative Technology Ltd..........      11,150       145
    Cycle & Carriage Ltd.............      19,000       109
    DBS Land Ltd.....................     131,000       262
    Development Bank of Singapore
      Ltd. (Foreign).................      76,000       929
    First Capital Corp...............      36,000        56
    Fraser & Neave Ltd...............      36,000       160
    Hotel Properties Ltd.............      49,000        51
    Inchcape Bhd.....................       5,000         8
    Keppel Corp......................     105,000       358
    NatSteel Ltd.....................      45,000        79
    Neptune Orient Lines Ltd.........      28,000        34
    Oversea-Chinese Banking Corp.,
      Ltd. (Foreign).................     119,000       993
    Overseas Union Enterprise Ltd....      20,000        63
    Parkway Holdings Ltd.............      45,000       111
    Sembcorp Industries Ltd..........     148,235       235
    Singapore Airlines Ltd.
      (Foreign)......................     112,000     1,066
    Singapore Press Holdings.........      45,000       767
    Singapore Technology Engineering
      Ltd............................     355,000       403

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  SINGAPORE (CONT.)

    Singapore Telecommunications
      Ltd............................     702,000  $  1,204
    Straits Trading Co., Ltd.........      13,000        17
    United Industrial Corp., Ltd.....     167,000       113
    United Overseas Bank Ltd.
      (Foreign)......................      87,000       608
    United Overseas Land Ltd.........      74,000        83
    Venture Manufacturing Ltd........      25,000       192
                                                   --------
                                                      8,720
                                                   --------
  SPAIN (2.1%)
    Acerinox S.A.....................       3,764       110
    ACS S.A..........................       2,802        80
    Argentaria S.A...................      26,319       600
    Autopistas Concesionaria Espanola
      S.A............................      13,943       163
    Azucarere Ebro Agricolas S.A.....       3,766        58
    Banco Bilbao Vizcaya S.A.
      (Registered)...................     104,767     1,516
    Banco Santander Central Hispano
      S.A............................     179,712     1,874
    Corporacion Financiera Alba
      S.A............................         753       122
    Corporacion Mapfre S.A...........       3,696        75
    Empresa Nacional de Cellulosas
      S.A............................          34         1
    Endesa S.A.......................      49,484     1,057
    Energia y Industrias Aragonesas
      S.A............................          12         -
    Fomento de Construcciones y
      Contratas S.A..................       3,764       216
    Gas Natural SDG S.A. 'E'.........       7,527       548
    General de Aguas de Barcelona
      S.A............................       2,379       124
    Gropo Dragados, S.A..............       8,955       105
    Iberdrola S.A....................      45,207       689
    Immobiliaria Metropolitana Vasco
      Central
      S.A............................      27,499       539
    Prima Inmobiliaria S.A...........      30,600       237
    Repsol S.A.......................      48,858       999
    Sol Melia S.A....................       1,647        70
    Tabacalera S.A. 'A'..............       8,964       181
    (a)Telefonica S.A................      33,095     1,596
    (a)TelePizza S.A.................      10,943        57
    Union Electrica Fenosa S.A.......      14,986       196
    Vallehermoso S.A.................      90,415       877
    (a)Viscofan Industria Navarra de
      Envolturas Calulosicas S.A.....          68         1
    Zardoya-Otis S.A.................       1,264        32
                                                   --------
                                                     12,123
                                                   --------
  SWEDEN (1.7%)
    ABB AB 'A'.......................       9,900       132
    ABB AB 'B'.......................         700         9
    (a)ABB Ltd.......................       3,005       282
    AGA AG 'B'.......................       8,400       104
    Atlas Copco AB 'A'...............       6,650       182
    Atlas Copco AB 'B'...............       3,600        97
    Castellum AB.....................      31,600       299
    Diligentia AB....................      51,786       404
    Drott AB 'B'.....................      32,300       263
    Electrolux AB 'B'................      15,900       334
    Ericsson AB......................      68,700     2,211
    Fastighets AB Tornet.............      17,610       240
    ForeningsSparbanken AB...........      27,450       389
    Hennes & Mauritz AB 'B'..........      42,400     1,051
    (a)NetCom Systems AB 'B'.........       3,400       115
    OM Gruppen AB....................       3,800        43
    Sandvik AB 'A'...................      10,200       223
    Sandvik AB 'B'...................       4,200        93
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    SCA AB 'B'.......................      11,500  $    299
    Securitas AB 'B'.................      20,200       303
    Skandia Forsakrings AB...........      26,700       501
    Skandinaviska Enskilda Banken AB
      'A'............................      31,100       364
    Skanska AB 'B'...................       6,500       246
    SKF AB 'B'.......................       4,500        83
    Svenska Handelsbanken 'A'........      33,600       405
    Svenskt Stal AB 'A'..............       6,300        79
    Trelleborg AB 'B'................       7,600        67
    Volvo AB 'A'.....................       7,600       220
    Volvo AB 'B'.....................      15,900       463
    Wm-Data AB 'B'...................       2,700       103
                                                   --------
                                                      9,604
                                                   --------
  SWITZERLAND (2.2%)
    ABB Ltd. (New)...................       3,969       375
    Adecco S.A. (Registered).........         470       252
    Alusuisse-Lonza Holding AG
      (Registered)...................         160       187
    CS Holding AG (Registered).......       6,850     1,188
    Georg Fischer AG (Registered)....          85        28
    Holderbank Financiere Glarus AG
      (Bearer).......................         175       207
    Nestle S.A. (Registered).........       1,005     1,814
    Novartis AG (Registered).........       1,636     2,393
    Roche Holding AG (Bearer)........          42       693
    Roche Holding AG-Genusshein......         177     1,823
    Sairgroup (Registered)...........         405        85
    Schweizerische Rueckver
      (Registered)...................         375       715
    SGS Societe Generale de
      Surveillance Holding S.A.
      (Bearer).......................          50        52
    SMH AG (Bearer)..................         135        91
    Sulzer AG (Registered)...........         110        67
    Swisscom AG (Registered).........       1,090       411
    UBS AG (Registered)..............       5,181     1,549
    Valora Holding AG (Registered)...         165        38
    Zurich Allied AG (New)...........       1,205       686
                                                   --------
                                                     12,654
                                                   --------
  UNITED KINGDOM (10.5%)
    Abbey National plc...............      40,603       763
    Albert Fisher Group plc..........      58,227        12
    Alldays plc......................       3,096         4
    Allders plc......................       4,039         9
    Allied Zurich plc................      43,182       543
    Amec plc.........................      11,811        48
    Anglian Water plc................      31,582       350
    Arjo Wiggins Appleton plc........      28,433        99
    Associated British Foods plc.....      25,719       170
    Associated British Ports Holdings
      plc............................      83,014       376
    AstraZeneca Group................      13,873       537
    AstraZeneca plc..................      26,569     1,038
    BAA plc..........................      31,685       305
    Barclays plc.....................      40,838     1,189
    Barrat Developments plc..........      16,890        95
    Bass plc.........................      23,324       339
    BBA Group plc....................       2,022        16
    Beazer Group plc.................      38,215       121
    Berisford plc....................      26,471       101
    BG plc...........................     112,642       689
    BICC plc.........................      31,967        46
    Blue Circle Industries plc.......      52,594       350

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED KINGDOM (CONT.)

    BOC Group plc....................      16,708  $    327
    Boots Co. plc....................      28,579       340
    BP Amoco plc.....................     234,126     4,199
    BPB Industries plc...............      77,860       462
    British Aerospace plc............      55,389       360
    British Airways plc..............      31,222       216
    British American Tobacco plc.....      43,182       406
    British Land Co. plc.............     224,516     1,879
    British Sky Broadcasting Group
      plc............................      46,468       431
    British Steel plc................      78,328       203
    British Telecommunications plc...     103,228     1,731
    Burmah Castrol plc...............      34,128       648
    Cable & Wireless plc.............      37,650       480
    Cadbury Schweppes plc............      55,210       352
    Capital Shopping Centers plc.....      60,550       384
    Caradon plc......................      97,945       232
    Carpetright plc..................      16,769       104
    Centrica plc.....................     128,580       302
    Cobham plc.......................      19,249       307
    Commercial Union plc.............      27,431       397
    Compass Group plc................      20,035       199
    Delta plc........................       3,953         9
    Diageo plc.......................      98,750     1,032
    Dialog Corporation plc...........       7,331        11
    Emap plc.........................       9,770       171
    EMI Group plc....................      80,014       642
    Enterprise Oil plc...............      40,199       262
    Firstgroup plc...................      38,972       212
    FKI plc..........................      31,227        97
    General Electric plc.............      79,686       813
    GKN plc..........................      42,906       733
    Glaxo Wellcome plc...............      85,295     2,372
    Granada Group plc................      25,911       481
    Grantchester Holdings plc........     273,830       741
    Great Portland Estates plc.......     140,530       486
    Great Universal Stores plc.......      29,417       326
    Greycoat plc.....................       8,968        36
    Halifax plc......................      66,139       790
    Hammerson plc....................     100,910       756
    Hanson plc.......................      59,228       526
    Hilton Group plc.................      43,911       174
    House of Fraser plc..............      22,703        31
    HSBC Holdings plc................      66,014     2,339
    Hyder plc........................      39,193       467
    IMI plc..........................      37,585       152
    Imperial Chemical Industries
      plc............................      21,041       208
    Invensys plc.....................     215,159     1,019
    Jarvis plc.......................      21,676       101
    JBA Holdings plc.................       2,387         4
    Johnson Matthey plc..............      44,295       433
    Kingfisher plc...................      43,082       496
    Laird Group plc..................      10,539        44
    Land Securities plc..............     201,165     2,707
    Lasmo plc........................     135,898       311
    Legal & General Group plc........     149,612       381
    Lex Service plc..................      21,762       201
    LIMIT plc........................      87,179       184
    Lloyds TSB Group plc.............     144,074     1,955
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    London Clubs International plc...      31,795  $     72
    London Forfaiting Co., plc.......      11,737        11
    Lonmin plc.......................      35,802       333
    Low & Bonar plc..................       3,132        10
    Manchester United plc............       3,027        10
    Marks & Spencer plc..............      79,288       459
    Mayflower Corporation plc........         396         1
    McKechnie plc....................       3,630        28
    Meggitt plc......................       9,288        29
    MEPC plc.........................     169,153     1,377
    Mirror Group News Ord plc........      32,562       127
    Misys plc........................      72,884       624
    National Power plc...............      36,850       269
    Next plc.........................      42,540       517
    NFC plc..........................      64,004       208
    Ocean Group plc..................       1,489        25
    (a)Parity plc....................      14,245       140
    Pearson plc......................           1         -
    Peninsular & Oriental Steam
      Navigation Co..................      21,474       323
    Pennon Group plc.................      17,517       293
    Pilkington plc...................     213,754       311
    Powerscreen International plc....       3,303        10
    Provident Financial plc..........           7         -
    Prudential Corp. plc.............      54,935       809
    Racal Electronic plc.............      15,431        94
    Railtrack Group plc..............      13,746       281
    Rank Group plc...................      68,009       271
    Reed International plc...........      33,290       222
    Rentokil Initial plc.............      78,591       307
    Reuters Holdings plc.............      40,134       528
    Rexam plc........................      22,695        92
    Rio Tinto plc....................      31,413       527
    RMC Group plc....................      12,110       195
    Rolls-Royce plc..................      56,619       240
    Royal & Sun Alliance Insurance
      Group plc......................      38,002       341
    Rugby Group plc..................      20,156        36
    Safeway plc......................      30,418       122
    Sainsbury (J) plc................      52,895       334
    Schroders Property Fund..........       4,417        90
    Scotia Holdings plc..............       8,881        16
    Scottish & Southern Energy plc...      34,834       357
    Scottish Power plc...............      36,236       313
    Skillsgroup plc..................       2,700        13
    Slough Estates plc...............     189,716     1,077
    SmithKline Beecham plc...........     146,865     1,910
    Smiths Industries plc............       8,351       110
    Stagecoach Holdings plc..........      68,744       246
    Tarmac plc.......................      40,831        77
    Tate & Lyle plc..................      21,085       132
    Taylor Woodrow plc...............      19,736        57
    Tesco plc........................      89,024       229
    Thames Water plc.................      14,894       236
    The Berkeley Group plc...........      10,202       123
    TI Group plc.....................      17,948       120
    Torotrac plc.....................       2,634         8
    Unilever plc.....................      95,100       847
    United Utilities.................      19,397       236
    Vickers plc......................       4,410        11
    Vodafone Group plc...............      49,284       972
    Wickes plc.......................       1,852        11
    William Baird plc................      25,635        46

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED KINGDOM (CONT.)

    WPP Group plc....................      45,398  $    384
    Yorkshire Water plc..............      29,111       203
                                                   --------
                                                     60,262
                                                   --------
  UNITED STATES (41.4%)
    A.G. Edwards, Inc................       2,500        81
    A.H. Belo Corp., 'A'.............       4,200        83
    A.O. Smith Corp..................       6,800       190
    AAR Corp.........................       6,600       150
    Abbott Laboratories..............      20,600       937
    (a)Abercrombie & Fitch Co. 'A'...       3,000       144
    ABM Industries, Inc..............       4,600       141
    (a)Acnielsen Corp................       2,100        64
    (a)Acxiom Corp...................      14,500       362
    Adac Laboratories, Inc...........       4,300        31
    (a)ADC Telecom, Inc..............       3,900       178
    (a)Advo Inc......................       4,600        95
    (a)AES Corp......................       3,600       209
    AETNA, Inc.......................       2,400       215
    AFLAC, Inc.......................       7,400       354
    AGL Resources, Inc...............       2,100        39
    Air Express International
      Corp...........................       8,100       206
    Air Products & Chemicals, Inc....       5,500       221
    Airborne Freight Corp............       2,000        55
    AK Steel Holding Corp............       2,900        65
    (a)Alaska Air Group, Inc.........       1,100        46
    Albertson's, Inc.................       6,146       317
    Alcoa, Inc.......................       6,900       427
    Aliant Communications, Inc.......       1,500        69
    Allegheny Energy, Inc............       3,100        99
    Alliant Energy Corp..............       3,800       108
    (a)Alliant Techsystems, Inc......       2,800       242
    Allied Signal, Inc...............       7,900       498
    (a)Allied Waste Industries,
      Inc............................       5,400       107
    Allstate Corp....................      11,300       405
    Alltel Corp......................       3,800       272
    Alpharma, Inc....................       5,900       210
    (a)Altera Corp...................       5,600       206
    (a)Alza Corp. 'A'................       3,000       153
    AMBAC Finacial Group, Inc........       2,000       114
    Amerada Hess Corp................       2,400       143
    Ameren Corp......................       1,800        69
    American Bankers Insurance Group,
      Inc............................       9,100       495
    American Electric Power Co.,
      Inc............................       2,700       101
    American Express Co..............       5,900       768
    American Financial Group, Inc....       2,200        75
    American General Corp............       4,100       309
    American Home Products Corp......      17,600     1,012
    American International Group,
      Inc............................      19,230     2,251
    (a)American Management Systems,
      Inc............................       8,500       273
    (a)American Power Conversion
      Corp...........................       5,600       113
    (a)American Standard Companies,
      Inc............................       2,400       115
    (a)American Telephone & Telegraph
      Co.............................      45,145     2,520
    American Water Works, Inc........       2,400        74
    (a)Americredit Corp..............      13,500       216
    Ameritech Corp...................      15,100     1,110
    (a)Amgen, Inc....................       7,300       444
    (a)AMR Corp......................       2,400       164
    (a)Analog Devices................       5,000       251
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Analogic Corp....................       3,000  $     93
    Analysts International Corp......       5,200        75
    Anchor Bancorp Wisconsin, Inc....       3,500        62
    Anheuser-Busch Cos., Inc. 'A'....       6,900       489
    (a)Anixter International, Inc....      10,800       197
    (a)Ann Taylor Stores Corp........       4,800       216
    Aon Corp.........................       4,500       186
    Apogee Enterprises, Inc..........       9,400       126
    (a)Apollo Group, Inc. 'A'........       2,600        69
    Applebee's International, Inc....       6,400       193
    Applied Industrial Technologies,
      Inc............................       7,300       139
    (a)Applied Material, Inc.........       6,000       443
    Applied Power, Inc. 'A'..........       8,300       227
    Aptar Group, Inc.................       8,500       255
    Arch Chemicals, Inc..............       1,200        29
    Archer Daniels Midland Co........       9,500       147
    (a)Arrow Electronics, Inc........       3,600        68
    Arvin Industries, Inc............       1,500        57
    (a)Aspect Telecommunications
      Corp...........................      11,200       109
    Associated Banc-Corp.............       2,400       100
    Associates First Capital Corp.
      'A'............................       9,603       426
    (a)Astec Industries, Inc.........       4,200       171
    Astoria Financial Corp...........      11,700       514
    AT&T Corp. Liberty Media 'A'.....      11,576       425
    Atlantic Richfield Co............       5,000       418
    (a)Atmel Corp....................       4,100       107
    Atmos Energy Corp................       5,700       142
    Automatic Data Processing,
      Inc............................       7,900       348
    Avery Dennison Corp..............       3,000       181
    (a)Avid Technology, Inc..........       5,500        89
    Avnet, Inc.......................       1,400        65
    Avon Products, Inc...............       4,200       233
    Baker Hughes, Inc................       5,600       188
    Baldor Electric Co...............       9,500       189
    Ballard Medical Products.........       7,300       170
    Bank of New York Co., Inc........       9,300       341
    Bank One Corp....................      15,900       947
    BankAmerica Corp.................      23,000     1,686
    BankBoston Corp..................       4,400       225
    Banknorth Group, Inc.............       3,200       106
    (a)Barnes & Noble, Inc...........       2,100        57
    Barnes Group, Inc................       5,000       109
    (a)Barr Laboratories, Inc........       4,700       187
    (a)Barrett Resources Corp........       5,800       223
    Baxter International, Inc........       4,300       261
    BB&T Corp........................       4,900       180
    (a)BE Aerospace, Inc.............       5,200        97
    Beckman Coulter, Inc.............       1,200        58
    Becton & Dickinson & Co..........       4,500       135
    (a)Bed Bath & Beyond, Inc........       4,000       154
    Belden, Inc......................       8,900       213
    Bell Atlantic Corp...............      21,000     1,373
    BellSouth Corp...................      26,300     1,233
    Bergen Brunswig Corp. 'A'........       3,000        52
    (a)Best Buy Co., Inc.............       6,000       405
    Bestfoods........................       4,300       213
    (a)Billing Concepts Corp.........       7,300        82
    Bindley Western Industries,
      Inc............................       6,667       154
    (a)Biogen, Inc...................       4,200       270
    (a)BISYS Group, Inc..............       6,200       363

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED STATES (CONT.)

    (a)BJ Services Co................       2,700  $     79
    (a)BJ's Wholesale Club, Inc......       2,800        84
    Black & Decker Corp..............       2,400       151
    Blout International, Inc. 'A'....       8,900       242
    (a)BMC Software, Inc.............       7,185       388
    Boeing Co........................      13,800       610
    Borg-Warner Automotive, Inc......       5,035       277
    (a)Boston Scientific Corp........       6,900       303
    Bowater, Inc.....................       2,000        95
    Bowne & Co.......................       8,500       111
    Brady Corp. 'A'..................       4,900       159
    (a,c)BREED Technologies, Inc.....      13,300        30
    (a)Brightpoint, Inc..............      11,800        72
    (a)Brinker International, Inc....       2,500        68
    Bristol-Myers Squibb Co..........      27,000     1,902
    Browning-Ferris Industries,
      Inc............................       3,100       133
    Brush Wellman, Inc...............       6,100       111
    (a)Buckeye Technologies, Inc.....       8,500       129
    Burlington Northern Railroad
      Co.............................       5,700       177
    Burlington Resources, Inc........       3,100       134
    (a)Burr-Brown Corp...............       8,000       293
    (a)C-Cube Microsystems, Inc......       8,400       266
    (a)Cable Design Technologies
      Corp...........................       6,900       107
    Cabot Corp.......................       2,600        63
    Cabot Oil & Gas Corp. 'A'........       6,800       127
    (a)Cadence Design Systems,
      Inc............................       6,500        83
    Cambrex Corp.....................       6,300       165
    (a)Cambridge Tech Partner,
      Inc............................       1,900        33
    Campbell Soup Co.................       5,400       250
    (a)Canandaigua Brands, Inc.
      'A'............................       3,800       199
    Capital One Financial Corp.......       3,300       184
    Capital Re Corp..................       7,700       124
    Caraustar Industries, Inc........       6,000       148
    Cardinal Health, Inc.............       4,258       273
    Carlisle Cos., Inc...............       1,100        53
    Carolina Power & Light Co........       1,900        81
    Carpenter Technology Corp........       1,200        34
    Case Corp........................       9,200       443
    Caseys General Stores, Inc.......      12,000       180
    (a)Catalina Marketing Corp.......       3,800       350
    Caterpillar, Inc.................       6,000       360
    Cato Corp., 'A'..................       7,000        81
    CBRL Group, Inc..................       2,500        43
    (a)CBS, Inc......................      10,900       473
    CCB Financial Corp...............       1,300        69
    (a)CDI Corp......................       4,900       167
    (a)CEC Entertainment, Inc........       3,600       152
    (a)Cendant Corp..................      13,100       269
    (a)Centocor, Inc.................       2,200       103
    Central & South West Corp........       2,600        61
    Central Hudson Gas & Electric
      Corp...........................       3,800       160
    Central Parking Corp.............       6,000       205
    Centura Banks, Inc...............       4,900       276
    Century Telephone Enterprises,
      Inc............................       3,900       155
    (a)Ceridian Corp.................       2,600        85
    (a)Cerner Corp...................       6,400       134
    (a)Champion Enterprises, Inc.....      10,000       186
    Charter One Financial, Inc.......       4,000       111
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Chase Manhattan Corp.............      12,000  $  1,039
    Chemed Corp......................       4,000       133
    ChemFirst, Inc...................       4,600       112
    Chevron Corp.....................       8,800       838
    Chiquita Brands International,
      Inc............................      13,900       125
    (a)Chiron Corp...................       5,500       114
    (a)Chris-Craft Industries,
      Inc............................       1,545        73
    Chubb Corp.......................       2,400       167
    (a)Ciber, Inc....................      11,100       212
    Cigna Corp.......................       3,100       276
    CILCORP, Inc.....................       3,100       194
    Cincinnati Bell, Inc.............       4,500       112
    Cincinnati Financial Corp........       2,900       109
    Cinergy Corp.....................       2,200        70
    Cintas Corp......................       3,100       208
    (a)Cisco Systems, Inc............      42,600     2,748
    Citigroup, Inc...................      46,200     2,194
    (a)Citrix Systems, Inc...........       2,600       147
    City National Corp...............       1,500        56
    Cke Restaurants, Inc.............      10,200       166
    CLARCOR, Inc.....................       6,000       115
    Clayton Homes, Inc...............       4,800        55
    (a)Clear Channel Communications,
      Inc............................       3,800       262
    Clorox Co........................       1,988       212
    CMS Energy Corp..................       2,800       117
    CNF Transportation, Inc..........       1,800        69
    Coastal Corp.....................       4,600       184
    Coca-Cola Bottling Co............       2,100       118
    Coca-Cola Co.....................      32,600     2,037
    Coca-Cola Enterprises, Inc.......       5,900       176
    (a)Cognex Corp...................       8,000       252
    Colgate Palmolive Co.............       4,100       405
    Columbia HCA/Healthcare Corp.....      10,400       237
    Comair Holdings, Inc.............      18,900       393
    Comcast Corp.....................      10,400       400
    Comdisco, Inc....................       4,800       123
    Comerica, Inc....................       2,500       149
    Commerce Bancorp, Inc............       4,700       201
    Commercial Federal Corp..........      12,700       294
    Commercial Metals Co.............       5,000       142
    Commonwealth Energy Systems......       4,200       176
    (a)CommScope, Inc................       8,800       271
    Compaq Computer Corp.............      23,500       557
    Computer Associates
      International, Inc.............       7,800       429
    (a)Computer Sciences Corp........       2,400       166
    Computer Task Group, Inc.........       4,700        80
    Comsat Corp......................         900        29
    (a)Comverse Technology, Inc......       1,950       147
    Conagra, Inc.....................       7,300       194
    (a)Concord EFS, Inc..............       2,900       123
    Conectiv, Inc....................       4,100       100
    (a)Conexant Systems, Inc.........       1,800       105
    Conseco, Inc.....................       4,400       134
    Consolidated Edison, Inc.........       3,500       158
    (a)Consolidated Graphics, Inc....       3,300       165
    Consolidated Papers, Inc.........       3,900       104
    (a)Consolidated Stores Corp......       2,400        65
    (a)Convergys Corp................       4,400        85
    Cooper Companies, Inc............       4,400       110

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED STATES (CONT.)

    Cooper Industries, Inc...........       3,000  $    156
    Corn Products International,
      Inc............................       7,100       216
    Corning, Inc.....................       3,900       273
    (a)Costco Cos., Inc..............       3,200       256
    Countrywide Credit Industries,
      Inc............................       2,200        94
    (a)Covance, Inc..................       1,800        43
    (a)Coventry Health Care, Inc.....      12,000       131
    Crompton & Knowles Corp..........       2,800        55
    Cross Timbers Oil Co.............      10,600       158
    CSX Corp.........................       3,500       159
    CTS Corp.........................       4,100       287
    Cullen/Frost Bankers, Inc........      10,600       292
    Cummins Engine...................         300        17
    CVS Corp.........................       5,800       297
    D.R. Horton, Inc.................      12,000       199
    Dallas Semiconductor Corp........       6,700       338
    Dana Corp........................       4,000       184
    Dayton Hudson Corp...............       6,700       435
    Dean Foods Co....................       1,200        50
    Deere & Co.......................       3,700       147
    (a)Dell Computer Corp............      35,000     1,295
    (a)Delphi Automotive Systems
      Corp...........................       6,709       125
    Delphi Financial Group, Inc.
      'A'............................       4,692       168
    Delta & Pine Land Co.............       8,000       252
    Delta Airlines, Inc..............       1,900       109
    DENTSPLY International, Inc......       2,300        66
    Devon Energy Corp................       7,000       250
    (a)DeVry, Inc....................      13,800       309
    Diagnostic Products Corp.........       5,000       138
    Dial Corp........................       3,200       119
    Diebold, Inc.....................       1,900        55
    Dime Bancorp, Inc................       2,500        50
    Dimon, Inc.......................       9,100        47
    (a)Dionex Corp...................       5,000       202
    (a)Discount Auto Parts, Inc......       4,600       111
    Dole Food Co., Inc...............       2,000        59
    (a)Dollar Tree Stores, Inc.......       1,900        84
    Dominion Resources, Inc..........       3,600       156
    Donaldson Co., Inc...............       3,400        83
    Dover Corp.......................       4,300       150
    Dow Chemical Co..................       4,200       533
    Downey Financial Corp............       5,900       129
    DPL, Inc.........................       3,700        68
    (a)Dress Barn, Inc...............       7,100       114
    DTE Energy Co....................       1,800        72
    Du Pont (EI) de Nemours Co.......      16,000     1,093
    Duke Power Co....................       4,500       245
    Dun & Brandstreet Corp...........       4,000       142
    (a)E*TRADE Group, Inc............      43,600     1,741
    Earthgrains Co...................       8,300       214
    Eastern Utilities Association....       5,600       163
    Eastman Kodak Co.................       4,700       318
    Eaton Vance Corp.................       6,100       210
    Edison International Corp........       5,100       136
    El Paso Energy Corp..............       3,100       109
    Electronic Data Systems Corp.....       6,900       390
    Electronics For Imaging, Inc.....       2,000       109
    Eli Lilly & Co...................      14,900     1,067
    (a)EMC Corp......................      14,000       770
    Emerson Electric Co..............       5,800       365
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Energen Corp.....................       6,400  $    119
    Energy East Corp.................       3,600        94
    Enhance Financial Services Group,
      Inc............................       8,100       160
    Enron Corp.......................       4,900       401
    Ensco International, Inc.........       4,200        84
    Entergy Corp.....................       3,700       116
    (a)Enzo Biochem, Inc.............       9,800        97
    Equifax, Inc.....................       2,300        82
    (a)Etec Systems, Inc.............       5,000       166
    Ethan Allen Interiors, Inc.......       9,600       362
    Executive Risk, Inc..............       3,000       255
    Expeditors International of
      Washington, Inc................      10,000       272
    (a)Express Scripts, Inc. 'A'.....       6,700       403
    Exxon Corp.......................      32,200     2,483
    Fair, Issac & Co., Inc...........       3,600       126
    Family Dollar Stores, Inc........       5,400       130
    (a)Family Golf Centers, Inc......       5,800        45
    Fannie Mae Corp..................      13,600       930
    Fastenal Co......................       1,400        73
    (a)FDX Corp......................       5,000       271
    Federal Home Loan Mortgage
      Corp...........................       8,700       505
    Federal Signal Corp..............       2,400        51
    Federal-Mogul Corp...............       2,000       104
    (a)Federated Department Stores...       3,900       206
    Fidelity National Financial,
      Inc............................       6,270       132
    Fifth Third Bancorp..............       4,000       266
    Finova Group, Inc................       1,700        89
    First American Financial Corp....      10,800       193
    First Data Corp..................       6,700       328
    First Midwest Bancorp, Inc.......       5,900       235
    First Security Corp..............       5,100       139
    First Tennessee National Corp....       3,500       134
    First Union Corp. (N.C.).........      12,800       602
    First Virginia Banks, Inc........       1,500        74
    Firstbancorp/Puerto Rico.........       6,000       135
    Firstenergy Corp.................       3,500       109
    Firstmerit Corp..................      13,000       365
    (a)Fiserv, Inc...................       3,300       103
    Fleet Financial Group, Inc.......       7,200       319
    Fleming Cos., Inc................      10,100       117
    Florida Progress Corp............       1,900        78
    Florida Rock Industries, Inc.....       4,300       196
    Flowers Industries, Inc..........       3,700        80
    (a)Foodmaker, Inc................       8,600       244
    (a)Footstar, Inc.................       5,500       205
    Ford Motor Co....................      17,100       965
    (a)Forest Laboratories, Inc.
      'A'............................       2,500       116
    Fort James Corp..................       4,100       155
    Fortune Brands, Inc..............       3,300       137
    (a)Foundation Health Systems
      'A'............................       6,600        99
    FPL Group, Inc...................       2,100       115
    (a)Franklin Covey Co.............       6,700        49
    Franklin Resources, Inc..........       3,900       158
    Fremont General Corp.............      13,700       259
    Frontier Corp....................       3,100       183
    Frontier Insurance Group, Inc....       9,400       145
    (a)Furniture Brands
      International, Inc.............       1,800        50
    G & K Services Inc. 'A'..........       4,500       236
    Gallagher (Arthur J.) & Co.......       3,200       158
    Gannett Co., Inc.................       3,900       278

--------------
          14
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED STATES (CONT.)

    Gap, Inc.........................      12,525  $    631
    (a)Gateway 2000, Inc.............       2,600       153
    Gatx Corp........................       2,600        99
    General Dynamics Corp............       2,200       151
    General Electric Co..............      45,700     5,164
    General Mills, Inc...............       2,700       217
    General Motors Corp..............       9,600       634
    (a)Genesis Health Ventures,
      Inc............................       8,800        26
    (a)Gentex Corp...................      13,800       386
    (a)Genzyme Corp..................       2,400       116
    (a)Genzyme Surgical Products.....         429         2
    Geon Co..........................       5,200       168
    Georgia-Pacific Corp.............       6,600       313
    Georgia-Pacific Corp. (Timber
      Group).........................       3,100        78
    Gerber Scientific, Inc...........       5,900       130
    Gillette Co......................      15,300       627
    (a)Global Marine, Inc............       5,800        90
    (a)Golden State Bancorp, Inc.....       1,000         1
    Golden West Financial Corp.......       1,100       108
    Goodyear Tire & Rubber Co........       4,200       247
    GPU, Inc.........................       2,100        89
    Graco, Inc.......................       3,700       109
    Greenpoint Financial Corp........       2,400        79
    GTE Corp.........................      13,100       992
    Guidant Corp.....................       4,500       231
    Guilford Mills, Inc..............       9,500        99
    (a)Gulfstream Aerospace Corp.....       2,400       162
    H.J. Heinz Co....................       5,100       256
    (a)Ha-Lo Industries, Inc.........       8,850        87
    (a)Hadco Corp....................       3,000       119
    Halliburton Co...................       6,300       285
    Hannaford Brothers Co............       1,900       102
    Harley-Davidson, Inc.............       4,700       256
    Harman International Industries,
      Inc............................       4,400       194
    Harsco Corp......................       1,500        48
    Hartford Financial Services
      Group..........................       3,000       175
    (a)Health Management Associates,
      Inc. 'A'.......................       7,400        83
    (a)HEALTHSOUTH Corp..............       9,000       134
    (a)Heartland Express, Inc........       7,000       115
    Henry (Jack) & Associates........       4,100       161
    Herman Miller, Inc...............       2,500        53
    Hershey Foods Corp...............       2,100       125
    Hewlett-Packard Co...............      14,500     1,457
    Hibernia Corp. 'A'...............       5,100        80
    Hillenbrand Industries, Inc......       2,200        95
    Hilton Hotels Corp...............       4,500        64
    (a)HNC Software, Inc.............       5,200       160
    Home Depot, Inc..................      19,600     1,263
    HON INDUSTRIES, Inc..............       2,100        61
    Honeywell, Inc...................       2,100       243
    Hormel Foods Corp................       2,400        97
    Household Internaional, Inc......       6,800       322
    Hubbell Inc. 'B'.................       2,900       132
    Hudson United Bancorp............       8,000       245
    Hughes Supply, Inc...............       6,200       184
    Huntington Bancshares, Inc.......       3,700       130
    (a)Hutchinson Technology, Inc....       5,700       158
    (a)Hyperion Solutions Corp.......       6,000       107
    IBP, Inc.........................       3,200        76
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    ICN Pharmaceuticals, Inc.........       2,800  $     90
    (a)IDEXX Laboratories, Inc.......       8,100       189
    (a)IHOP Corp.....................       5,200       125
    Illinois Tool Works, Inc.........       4,000       328
    Illinova Corp....................       2,900        79
    IMC Global, Inc..................       4,000        71
    IMS Health, Inc..................       5,600       175
    (a)Inacom Corp...................       6,272        79
    (a)Incyte Pharmaceuticals,
      Inc............................       6,300       167
    (a)Informix Corp.................       5,600        48
    Ingersoll-Rand Co................       2,800       181
    (a)Input/Output, Inc.............      10,300        78
    (a)Insituform Technologies, Inc.
      'A'............................       8,200       177
    (a)Integrated Health Services,
      Inc............................      12,400        99
    Intel Corp.......................      45,600     2,713
    Inter-Tel, Inc...................       6,100       111
    Interface, Inc...................      13,000       112
    (a)Interim Services, Inc.........      10,600       219
    Intermet Corp....................       6,000        91
    International Business Machines
      Corp...........................      25,400     3,283
    International Game Technology....       4,000        74
    International Paper Co...........       6,400       323
    (a)International Rectifier
      Corp...........................      14,200       189
    Interstate Bakeries Corp.........       2,300        52
    (a)Intuit, Inc...................       1,700       153
    (a)Ionics, Inc...................       4,400       161
    IPALCO Enterprises, Inc..........       3,400        72
    ITT Industries, Inc..............       2,400        92
    Ivacare Corp.....................       6,800       182
    J.C. Penney Co., Inc.............       3,900       189
    Jefferson-Pilot Corp.............       1,500        99
    JLG Industries, Inc..............       9,500       194
    John H. Harland Co...............       7,100       142
    Johnson & Johnson................      17,800     1,744
    (a)Jones Apparel Group, Inc......       3,300       113
    Jones Pharma., Inc...............       6,200       244
    JSB Financial....................       1,800        92
    (a)Just For Feet, Inc............       7,300        47
    Justin Industries................       7,300       102
    Kaman Corp. 'A'..................       7,600       119
    Kansas City Southern Industries,
      Inc............................       3,300       211
    Kaydon Corp......................       1,300        44
    (a)Keane, Inc....................       2,000        45
    Kellogg Co.......................       5,100       168
    Kellwood Co......................       5,600       152
    Kelly Services Inc. 'A'..........       1,600        51
    (a)Kemet Corp....................       8,600       197
    (a)Kent Electronics Corp.........       8,300       164
    Keycorp..........................       6,500       209
    Keyspan Energy Corp..............       4,100       108
    Keystone Financial, Inc..........      11,900       352
    Kimberly-Clark Corp..............       7,400       422
    (a)Kirby Corp....................       3,600        76
    (a)Kmart Corp....................       9,700       159
    KN Energy, Inc...................       2,200        29
    (a)Kohls Corp....................       2,600       201
    (a)Kroger Co.....................      13,200       369
    (a)Kulicke & Soffa Industries....       5,900       158
    La-Z-Boy, Inc....................      10,900       251
    (a)Lakes Gaming, Inc.............       2,950        32

                                                         -----------------------
                                                                    15
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED STATES (CONT.)

    Lancaster Colony Corp............       1,900  $     66
    (a)Landstar System, Inc..........       2,100        76
    (a)Lattice Semiconductor Corp....       5,000       311
    (a)Lear Corp.....................       2,100       104
    Lee Enterprises..................       2,700        82
    (a)Legato Systems, Inc...........       1,100        64
    Legg Mason, Inc..................      12,300       474
    Leggett & Platt, Inc.............       5,800       161
    Lehman Brothers Holdings, Inc....       3,500       218
    (a)Lexmark International Group,
      Inc............................       3,800       251
    LG&E Energy Corp.................       2,900        61
    Libbey, Inc......................       3,700       107
    (a)LifePoint Hospitals, Inc......         547         7
    Lilly Industries, Inc. 'A'.......       5,200        97
    (a)Lincare Holdings, Inc.........       2,100        53
    Lincoln National Corp............       3,200       167
    Linear Technology Corp...........       4,400       296
    (a)Linens 'n Things, Inc.........       7,800       341
    Litton Industries, Inc...........       1,500       108
    Lockheed Martin Corp.............       5,900       220
    Loews Corp.......................       1,800       142
    Lone Star Industries, Inc........       5,300       199
    Lowe's Cos., Inc.................       8,840       501
    Lubrizol Corp....................       3,100        84
    Luby's Cafeterias, Inc...........       8,800       132
    Lucent Technologies, Inc.........      41,045     2,768
    Lyondell Petrochemical Co........       2,900        60
    Macdermid, Inc...................       5,400       251
    (a)Macromedia, Inc...............       8,300       293
    Maf Bancorp, Inc.................       2,800        68
    (a)Mandalay Resort Group.........       3,700        78
    Manitowoc Co., Inc...............       5,550       231
    Manpower, Inc....................       2,700        61
    Marriott International 'A'.......       4,700       176
    Marsh & McLennan Cos., Inc.......       3,600       272
    Marshall & Ilsley Corp...........       2,900       187
    (a)Marshall Industries...........       6,700       241
    Martin Marietta Corp.............       1,700       100
    Masco Corp.......................       5,300       153
    Mattel, Inc......................       4,200       111
    (a)Maxim Integrated Products.....       3,800       253
    May Department Stores Co.........       6,000       245
    Maytag Corp......................       2,400       167
    MBIA, Inc........................       2,300       149
    MBNA Corp........................      10,300       315
    McCormick & Co., Inc.............       2,900        92
    McDonald's Corp..................      18,300       756
    McGraw-Hill Cos., Inc............       3,700       200
    MCI WorldCom, Inc................      24,200     2,087
    Mckesson Corp....................       7,699       247
    MCN Corp.........................       2,400        50
    Media General, Inc. 'A'..........       1,400        71
    (a)MediaOne Group, Inc...........       8,400       625
    (a)Medimmune, Inc................      10,700       725
    (a)Medquist, Inc.................       4,900       214
    Medtronic, Inc...................       6,700       522
    Mellon Bank Corp.................       7,200       262
    (a)Men's Warehouse, Inc..........       6,800       173
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Mercantile Bancorp...............       2,600  $    149
    Mercantile Bankshares Corp.......       2,600        92
    Merck & Co., Inc.................      31,700     2,346
    (a)Mercury Interactive...........       7,600       269
    Merrill Lynch & Co., Inc.........       4,900       392
    Methode Electronics 'A'..........       8,600       197
    (a)Metro Networks, Inc...........       3,500       187
    MGIC Investment Corp.............       2,500       122
    (a)Michaels Stores, Inc..........       6,400       196
    (a)Microchip Technology, Inc.....       1,600        76
    (a)Micron Technology, Inc........       3,800       153
    (a)Micros Systems, Inc...........       3,500       119
    (a)Microsoft Corp................      66,200     5,970
    MidAmerican Energy Holdings
      Co.............................       2,300        80
    Midas, Inc.......................           1         -
    (a)Midway Games, Inc.............       8,800       114
    Minnesota Mining & Manufacturing
      Co.............................       5,800       504
    Minnesota Power & Light Co.......       3,000        60
    Mississippi Chemical Corp........       7,300        72
    Mobil Corp.......................      10,500     1,039
    (a)Modis Professional Services,
      Inc............................       3,800        52
    (a)Mohawk Industries, Inc........      10,600       322
    Molex, Inc.......................       4,800       178
    Monsanto.........................       8,800       347
    Montana Power Co.................       1,500       106
    Morgan (J.P.) & Co., Inc.........       2,700       379
    (a)Morrison Knudsen Corp.........      13,600       140
    Motorola, Inc....................       9,100       862
    (a)MS Carriers...................       4,700       139
    (a)Mueller Industries, Inc.......       8,800       299
    Murphy Oil Corp..................       2,500       122
    Mutual Risk Management Ltd.......       7,700       257
    Myers Industries, Inc............       5,000       100
    Mylan Laboratories, Inc..........       3,900       103
    Nabisco Group Holdings Corp......       4,700        92
    (a)Nabors Industries, Inc........       3,400        83
    National City Corp...............       3,900       255
    National Computer Systems,
      Inc............................       6,500       219
    National Data Corp...............       8,300       355
    National Fuel Gas Co.............       1,400        68
    (a)National Instruments Corp.....       6,600       266
    (a)Nautica Enterprises, Inc......       8,500       143
    (a)NBTY, Inc.....................      13,900        90
    NCR Corp.........................       3,100       151
    (a)NCS Healthcare, Inc...........       5,300        29
    (a)Networks Associates, Inc......       3,700        54
    Nevada Power Co..................       3,100        78
    New England Business Services,
      Inc............................       3,500       108
    New England Electric System......       2,100       105
    New Jersey Resources Corp........       4,100       153
    New York Times Co. 'A'...........       3,100       114
    Newell Rubbermaid Inc............       5,501       256
    (a)Newfield Exploration Co.......       7,600       216
    (a)Nextel Communications Inc.
      'A'............................       5,600       281
    (a)NFO Worldwide, Inc............      12,600       176
    Nike, Inc. 'B'...................       4,500       285
    NiSource Inc.....................       2,500        65
    Noble Affiliates, Inc............       2,300        65
    (a)Noble Drilling Corp...........       4,000        79
    Norfolk Southern Corp............       5,200       157

--------------
          16
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED STATES (CONT.)

    Norrell Corp.....................       7,700  $    145
    Nortel Networks Corp.............       8,800       764
    (a)North American Vaccine,
      Inc............................       6,400        31
    North Fork Bancorp, Inc..........       2,900        62
    (a)Northeast Utilities...........       4,000        71
    Northern Trust Corp..............       2,100       204
    Northwest Natural Gas Co.........       5,500       133
    (a)Nova Corp/Georgia.............       2,200        55
    (a)Novell, Inc...................       5,900       156
    (a)Novellus Systems, Inc.........       7,700       526
    (a)O'Reilly Automotive, Inc......       4,800       242
    (a)Oak Industries, Inc...........       4,300       188
    Oakwood Homes Corp...............      10,100       133
    Occidental Petroleum Corp........       5,300       112
    (a)Office Depot, Inc.............      11,250       248
    Ogden Corp.......................       2,000        54
    OGE Energy Corp..................       4,400       105
    Old Kent Financial Corp..........       3,045       128
    Old Republic International
      Corp...........................       3,100        54
    Olin Corp........................       2,400        32
    Om Group, Inc....................       5,600       193
    Omnicare, Inc....................       2,800        35
    Omnicon Group, Inc...............       3,300       264
    (a)Oracle System Corp............      20,100       746
    Orange & Rockland Utilities,
      Inc............................       2,200       129
    (a)Orbital Sciences Corp.........       7,700       182
    Orion Capital Corp...............       6,700       240
    (a)Orthodontic Centers of
      America........................      11,500       162
    (a)Outback Steakhouse, Inc.......       2,400        94
    Owens & Minor, Inc...............       8,800        97
    (a)Owens-Illinois, Inc...........       3,300       108
    (a)Oxford Health Plans, Inc......       2,600        40
    Pacific Century Financial
      Corp...........................       3,400        73
    (a)Pacific Sunwear of
      California.....................       6,000       146
    (a)Pacificare Health Systems.....       1,400       101
    PacifiCorp.......................       4,400        81
    Paine Webber Group, Inc..........       4,000       187
    (a)Parexel International Corp....       4,700        63
    (a)Park Place Entertainment
      Corp...........................      11,800       114
    (a)Patterson Dental Co...........       6,200       215
    (a)Paxar.........................      11,100       100
    Paychex, Inc.....................       3,750       120
    Peco Energy Co...................       3,100       130
    (a)Pediatrix Medical Group,
      Inc............................       3,400        72
    Pennsylvania Enterprises, Inc....       4,000       123
    Pentair, Inc.....................       1,500        69
    Pepsico, Inc.....................      20,100       778
    Pfizer, Inc......................      17,600     1,932
    PG&E Corp........................       5,700       185
    (a)Pharmaceutical Product
      Development....................       4,900       134
    Pharmacia & Upjohn, Inc..........       7,300       415
    Philadelphia Suburban Corp.......       6,300       145
    Philip Morris Cos., Inc..........      32,600     1,310
    Phillips Petroleum Co............       4,100       206
    Phillips-Van Heusen Corp.........       9,800        97
    (a)Photronics, Inc...............       5,900       145
    (a)Phycor, Inc...................      16,500       122
    Piedmont Natural Gas Co..........       4,800       149
    Pier 1 Imports, Inc..............      21,800       245
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Pillowtex Corp...................       3,900  $     64
    Pinnacle West Capital Corp.......       2,300        93
    (a)Pioneer Group, Inc............       6,400       110
    Pioneer Hi-Bred International,
      Inc............................       3,700       144
    Pitney Bowes, Inc................       4,400       283
    Pittston Brinks Group............       1,800        48
    (a)Plains Resources, Inc.........       5,900       112
    (a)Platinum Technology, Inc......       2,800        82
    PMI Group, Inc...................       1,000        63
    PNC Bank Corp....................       4,100       236
    Pogo Producing Co................      10,800       201
    Polaris Industries, Inc..........       5,300       231
    (a)Policy Management Systems
      Corp...........................       1,200        36
    Potomac Electric Power Co........       3,000        88
    PPG Industries, Inc..............       4,600       272
    Praxair, Inc.....................       3,500       171
    Premark International, Inc.......       2,500        94
    (a)Prepaid Legal Services,
      Inc............................       5,400       147
    (a)Pride International, Inc......      10,900       115
    (a)Primark Corp..................       5,600       157
    (a)Prime Hospitality Corp........      14,200       170
    (a)Priority Healthcare Corp......       3,426       118
    Procter & Gamble Co..............      17,600     1,571
    (a)Progress Software Corp........       3,700       105
    Progressive Corp.................       1,200       174
    (a)Promus Company, Inc...........       2,800        87
    Protective Life Corp.............       2,300        76
    (a)Protein Design Labs, Inc......       3,800        84
    Provident Financial Group........       1,400        61
    Providian Financial Corp.........       2,750       257
    Public Service Co. of New
      Mexico.........................       2,600        52
    Public Service Enterprise Group,
      Inc............................       3,000       123
    Puget Sound Energy, Inc..........       3,000        72
    Quaker Oats, Co..................       2,600       173
    (a)Qualcomm, Inc.................       4,200       603
    (a)Quantum Corp..................       5,300       128
    Queens County Bancorp, Inc.......       4,400       142
    Questar Corp.....................       2,900        55
    (a)Quintiles Transnational
      Corp...........................       7,996       336
    (a)R.J. Reynolds Tobacco
      Holdings, Inc..................       1,566        49
    (a)Ralcorp Holdings, Inc.........       7,000       112
    Ralston-Ralston Purina Group.....       4,700       143
    Raymond James Financial, Inc.....      10,100       242
    Rayonier, Inc....................       1,400        70
    Raytheon Co., 'B'................       5,500       387
    (a)Read-Rite Corp................      10,800        67
    Regal Beloit.....................       4,900       116
    Regions Financial Corp...........       3,700       142
    Regis Corp.......................       7,650       147
    Reliance Steel & Aluminum........       4,000       156
    Reliant Energy, Inc..............       3,800       105
    Reliastar Financial Corp.........       2,300       101
    (a)Renal Care Group, Inc.........       9,200       238
    Republic New York Corp...........       1,800       123
    (a)Respironics, Inc..............       7,000       106
    Reynolds & Reynolds Co. 'A'......       2,700        63
    Richfood Holdings, Inc...........       9,900       174
    Riggs National Corp. of
      Washington D.C.................       5,800       119
    Rite Aid Corp....................       3,800        94
    (a)Robert Half International,
      Inc............................       2,800        73

                                                         -----------------------
                                                                    17
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED STATES (CONT.)

    (a)Roberts Pharmaceutical
      Corp...........................       7,400  $    179
    Rockwell International Corp......       3,800       231
    Rohm & Haas Co...................       5,100       219
    Rollins Truck Leasing Corp.......      12,600       140
    Roper Industries, Inc............       8,000       256
    Ross Stores, Inc.................       1,400        71
    RPM, Inc.........................       4,700        67
    Ruby Tuesday, Inc................       7,300       139
    Russ Berrie & Co., Inc...........       5,600       139
    (a)Ryan's Family Steak Houses,
      Inc............................      11,400       133
    (a)Safe Skin Corp................      11,000       132
    Safeco Corp......................       2,200        97
    (a)Saks, Inc.....................       4,100       118
    (a)Samina Corp...................       8,500       645
    (a)Santa Fe Snyder Corp..........      36,455       278
    Sara Lee Corp....................      12,700       288
    SBC Communications, Inc..........      25,798     1,496
    Scana Corp.......................       2,500        58
    Schering-Plough Corp.............      19,900     1,055
    Schwab (Charles) Corp............       5,900       648
    (a)SCI Systems, Inc..............       1,900        90
    (a)Seagate Technology, Inc.......       3,900       100
    Seagram Co., Ltd.................       5,400       272
    Sears, Roebuck & Co..............       5,800       258
    SEI Corp.........................       3,700       327
    Selective Insurance Group,
      Inc............................       7,200       137
    Sempra Energy....................       4,401       100
    (a)Sepracor Inc..................         800        65
    Service Corp. International......       3,900        75
    (a)Service Experts, Inc..........       4,300        94
    (a)Shaw Industries, Inc..........       4,400        73
    Sherwin-Williams Co..............       4,300       119
    (a)Shopko Stores, Inc............       5,900       214
    (a)Shorewood Packaging...........       6,200       114
    (a)Siebel Systems, Inc...........       2,500       166
    (a)Sierra Health Services,
      Inc............................       6,700        97
    Sierra Pac Res Com...............       4,700       171
    (a)Silicon Valley Bancshares.....       4,900       121
    Skywest, Inc.....................       4,900       122
    SLM Holding Corp.................       2,500       115
    (a)Smith International, Inc......       1,700        74
    (a)Smithfield Foods, Inc.........       7,700       257
    (a)Snyder Communications, Inc....       2,100        69
    (a)Sola International, Inc.......       6,400       124
    Solutia, Inc.....................       3,400        72
    Sonat, Inc.......................       2,500        83
    Sonoco Products Co...............       3,100        93
    Sotheby's Holdings, Inc. 'A'.....       2,100        80
    Southdown, Inc...................       1,500        96
    Southern Co......................      10,700       284
    Southtrust Corp..................       4,600       177
    Southwest Airlines Co............       4,200       131
    Southwest Gas Corp...............       6,400       183
    Southwestern Energy Co...........       8,500        90
    Sovereign Bancorp, Inc...........       5,800        70
    Sprint Corp......................      11,800       623
    (a)Sprint Corp...................       3,050       174
    (a)SPS Technologies, Inc.........       2,900       109
    (a)SPX Corp......................       1,200       100
    St. John Knits, Inc..............       4,400       129
    St. Paul Bancorp, Inc............       7,600       194
    St. Paul Cos., Inc...............       4,901       156
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Standard Motor Products..........       3,700  $     91
    Standard Products Co.............       6,400       164
    (a)Staples, Inc..................       7,250       224
    (a)Starbucks Corp................       5,400       203
    Statestreet Corp.................       3,000       256
    (a)Steris Corp...................       2,100        41
    (a)Sterling Commerce, Inc........       2,600        95
    (a)Sterling Software, Inc........       2,500        67
    Stewart Enterprises, Inc. 'A'....       3,600        52
    (a)Stillwater Mining Co..........       7,200       235
    Stone & Webster, Inc.............       3,700        99
    (a)Storage Technology Corp.......       3,000        68
    Stride Rite Corp.................       9,700       100
    Stryker Corp.....................       2,800       168
    Sturm Ruger & Co., Inc...........       6,700        72
    Summit Bancorp...................       3,200       134
    (a)Sun Microsystems, Inc.........      10,800       744
    (a)Sunguard Data Systems, Inc....       3,000       104
    (a)Sunrise Medical, Inc..........       7,900        56
    Suntrust Banks, Inc..............       3,100       215
    (a)Superior Services, Inc........       5,900       157
    Susquehanna Bancshares, Inc......       6,100       108
    (a)Sybron International Corp.....       3,300        91
    Symbol Technologies, Inc.........       2,700       100
    (a)Synopsys, Inc.................       2,000       110
    Synovus Financial Corp...........       4,400        87
    Sysco Corp.......................       5,600       167
    T. Rowe Price Associates, Inc....       3,500       134
    (a)TALK.com, Inc.................      15,000       169
    TCA Cable TV, Inc................       1,800       100
    TCF Financial Corp...............       2,500        70
    (a)Tech Data Corp................       1,600        61
    Technitrol, Inc..................       4,300       139
    (a)Technology Solutions Co.......       9,700       105
    Teco Energy, Inc.................       2,900        66
    Teleflex, Inc....................       1,700        74
    Telephone & Data Systems, Inc....       2,100       153
    (a)Tellabs, Inc..................       8,000       540
    (a)Tenet Healthcare Corp.........       5,200        97
    (a)Teradyne, Inc.................       2,500       179
    Texaco, Inc......................       7,200       450
    Texas Industries, Inc............       4,600       178
    Texas Instruments, Inc...........       5,600       812
    Texas Utilities Co...............       3,900       161
    Textron, Inc.....................       3,000       247
    (a)The Cheesecake Factory,
      Inc............................       4,600       140
    The Interpublic Group of Cos.,
      Inc............................       2,800       243
    The Limited, Inc.................       4,100       186
    The Marcus Corporation...........       7,900        97
    (a)The Scott Company.............       4,500       214
    Thomas Industries, Inc...........       5,300       109
    (a)3Com Corp.....................       5,200       139
    Tidewater, Inc...................       2,000        61
    Tiffany & Co.....................       1,300       125
    (a)Timberland Co. 'A'............       3,000       204
    Time Warner, Inc.................      16,400     1,205
    Times Mirror Co. 'A'.............       1,300        77
    TJX Companies, Inc...............       5,000       167
    TNP Enterprises, Inc.............       3,300       120
    (a)Toll Brothers, Inc............       7,800       167
    Torchmark Corp...................       2,300        78
    Tosco Corp.......................       4,600       119
    (a)Total Renal Care Holdings,
      Inc............................       2,600        40

--------------
          18
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

  UNITED STATES (CONT.)

    Transamerica Corp................       1,700  $    128
    Transocean Offshore, Inc.........       2,900        76
    Tredegar Industries, Inc.........       7,100       154
    Trenwick Group, Inc..............       3,000        74
    (a)Triad Hospitals, Inc..........         547         7
    (a)Triarc Companies..............       6,800       144
    Tribune Co.......................       2,200       192
    (a)Tricon Global Restaurants,
      Inc............................       2,400       130
    (a)Trigon Healthcare, Inc........       1,600        58
    Trinity Industries, Inc..........       1,500        50
    True North Communications,
      Inc............................       9,500       285
    Trustco Bank Corp................       5,000       134
    TRW, Inc.........................       2,500       137
    (a)Tuboscope, Inc................      10,900       149
    Tyco International Ltd...........      12,328     1,168
    Tyson Foods, Inc.................       6,500       146
    (a)U.S. Airways Group, Inc.......       1,600        70
    U.S. Bancorp.....................      10,400       354
    (a)U.S. Foodservice, Inc.........       1,500        64
    U.S. Freightways Corp............       5,500       255
    (a)U.S. Home Corp................       3,700       131
    (a)U.S. Onconlogy, Inc...........       7,000        84
    U.S. Trust Corp..................       3,500       324
    U.S. West, Inc...................       6,800       399
    Ultramar Diamond Shamrock
      Corp...........................       2,900        63
    (a)Ultratech Stepper, Inc........       5,200        78
    Unicom Corp......................       3,700       143
    Union Carbide Corp...............       3,600       175
    Union Pacific Corp...............       3,600       210
    Union Planters Corp..............       2,600       116
    (a)Unisys Corp...................       4,000       156
    United Bankshares, Inc...........       7,400       196
    United Healthcare Corp...........       3,500       219
    United Illuminating Co...........       3,400       144
    United Technologies Corp.........       7,948       570
    United Water Resources, Inc......       8,600       195
    (a)Unitrode Corp.................       8,500       244
    Universal Corp...................       1,500        43
    Universal Foods Corp.............       2,600        55
    (a)Universal Health Services,
      Inc............................       7,000       334
    Unocal Corp......................       4,500       178
    UNUM Corp........................       2,300       126
    UST, Inc.........................       3,100        91
    USX-Marathon Group...............       5,000       163
    UtliCorp. United, Inc............       3,750        91
    (a)Valassis Communications,
      Inc............................      10,950       401
    Valmont Industries...............       5,700        97
    (a)Vertex Pharmaceuticals,
      Inc............................       5,500       133
    (a)Viacom, Inc., 'B'.............      10,200       449
    Viad Corp........................       3,300       102
    (a)Vicor Corp....................      11,800       250
    Vintage Petroleum, Inc...........      13,000       140
    (a)Visx, Inc.....................      12,400       982
    (a)Vitesse Semiconductor.........      14,500       978
    Vodafone Group plc ADR...........       4,200       827
    Vulcan Materials Co..............       3,300       159
    Wabash National Corp.............       6,400       124
    Wachovia Corp....................       2,600       222
    Wal-Mart Stores, Inc.............      59,984     2,894
    Walgreen Co......................      12,900       379
                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

    Wallace Computer Services,
      Inc............................       2,100  $     53
    Walt Disney Co...................      27,900       860
    Warnaco Group....................       2,100        56
    Warner-Lambert Co................      11,200       777
    Washington Mutual, Inc...........       8,100       287
    Washington Post Co. 'B'..........         400       215
    Waste Management, Inc............       8,200       441
    Watsoc, Inc......................       5,200        85
    (a)Watson Pharmaceuticals,
      Inc............................       2,600        91
    WD-40 Co.........................       6,000       150
    (a)Weatherford International,
      Inc............................       3,500       128
    Wells Fargo Co...................      21,400       915
    Werner Enterprises, Inc..........       9,900       205
    Westpoint Stevens, Inc...........       2,300        69
    (a)Westwood One Inc..............       7,100       253
    Weyerhaeuser Co..................       4,500       309
    Whitman Corp.....................       3,800        68
    Whitney Holding Corp.............       4,100       163
    (a)Whittman-Hart, Inc............       9,800       311
    (a)Whole Foods Market, Inc.......       5,300       255
    Wicor, Inc.......................       9,800       274
    Williams Cos., Inc...............       6,500       277
    (a)Williams-Sonoma, Inc..........      11,200       390
    Wilmington Trust Corp............       1,200        69
    Winn-Dixie Stores, Inc...........       2,200        81
    Wisconsin Energy.................       3,100        78
    WM. Wrigley Jr. Co...............       1,900       171
    Wolverine World Wide, Inc........      11,800       165
    (a)World Color Press, Inc........       8,000       220
    Wynn's International Inc.........       5,300        98
    Xerox Corp.......................       9,500       561
    (a)Xilinx, Inc...................       4,200       240
    (a)Xircom, Inc...................       4,700       141
    XL Capital Ltd. 'A'..............       3,385       191
    (a)Yellow Corp...................       6,400       114
    York International Corp..........       2,200        94
    (a)Zale Corp.....................       7,800       312
    (a)Zebra Technologies Corp.
      'A'............................       6,700       258
    Zenith National Insurance........       4,000        99
    Zions Bancorp....................       2,200       140
                                                   --------
                                                    237,535
                                                   --------
TOTAL COMMON STOCKS..............................   497,797
                                                   --------
PREFERRED STOCKS (0.3%)
  AUSTRALIA (0.2%)
    News Corp., Ltd..................     112,250       852
                                                   --------
  AUSTRIA (0.0%)
    Bau Holdings AG..................           5        --
                                                   --------
  GERMANY (0.1%)
    SAP AG...........................       1,226       488
    Volkswagen AG....................       2,800       105
                                                   --------
                                                        593
                                                   --------
  ITALY (0.0%)
    Fiat S.p.A. (Privilegiate).......      57,550        93
                                                   --------
  NETHERLANDS (0.0%)
    (a)Unilever N.V..................      26,089       140
                                                   --------
TOTAL PREFERRED STOCKS...........................     1,678
                                                   --------

                                                         -----------------------
                                                                    19
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                      VALUE
                                           SHARES     (000)
-----------------------------------------------------------

INVESTMENT COMPANIES (0.8%)
  UNITED STATES (0.8%)
    (b)Latin American Discovery Fund,
      Inc............................     381,900  $  3,580
    (a,b)Morgan Stanley Asia-Pacific
      Fund, Inc......................     124,800     1,201
                                                   --------
TOTAL INVESTMENT COMPANIES.......................     4,781
                                                   --------
                                           NO. OF
                                           RIGHTS
                                       ----------
RIGHTS (0.0%)
  FRANCE (0.0%)
    (a)Bouygues......................         292         1
    (a)LVMH Moet Hennessy Louis
      Vuitton........................         921        27
                                                   --------
                                                         28
                                                   --------
  ITALY (0.0%)
    (a)Olivetti S.p.A................      76,180        15
                                                   --------
TOTAL RIGHTS.....................................        43
                                                   --------
                                           NO. OF
                                         WARRANTS
                                       ----------
WARRANTS (0.0%)
  HONG KONG (0.0%)
    (a)Hong Kong and China Gas Co.,
      Ltd., expiring 9/30/99.........      15,300         2
                                                   --------
                                              PAR
                                            VALUE
                                            (000)
                                       ----------
CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
    Casino Guichard Perrachon 4.50%,
      7/12/01........................     FRF  32        28
    Sodexho S.A., 6.00%, 6/7/04......          --         4
                                                   --------
                                                         32
                                                   --------
  PORTUGAL (0.0%)
    (a)Jeromimo Martins..............  $       34        21
                                                   --------
TOTAL CONVERTIBLE DEBENTURES.....................        53
                                                   --------
TOTAL LONG-TERM INVESTMENTS (87.9%) (COST
$426,747)........................................   504,354
                                                   --------

                                              PAR
                                            VALUE     VALUE
                                            (000)     (000)
-----------------------------------------------------------

SHORT-TERM INVESTMENT (11.2%)
  REPURCHASE AGREEMENT (11.2%)
    Chase Securities, Inc., 4.55%,
      dated                            $   64,369
      6/30/99, due 7/1/99, to be repurchased at
      $64,377, collateralized by $67,600
      Federal National Mortgage Association,
      5.125%, due 2/13/04, valued at $65,779
      (COST $64,369).............................
                                                   $ 64,369
                                                   --------
TOTAL INVESTMENTS IN SECURITIES (99.1%) (COST
$491,116)........................................   568,723
FOREIGN CURRENCY (0.2%) (COST $1,098)............     1,090
                                                   --------
TOTAL INVESTMENTS (99.3%) (COST $492,214)........   569,813
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%).....     3,965
                                                   --------
NET ASSETS (100%)................................  $573,778
                                                   --------
                                                   --------

(a)   --  Non-income producing security
(b) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
(c)   --  All or a portion of security on loan at June 30, 1999.
ADR   --  American Depositary Receipt
CVA   --  Share Certificates
FRF   --  French Franc
NCS   --  Non Convertible Shares
RFD   --  Ranked for Dividend
RNC   --  Non-Convertible Savings Shares

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                      VALUE     PERCENT OF
INDUSTRY                              (000)     NET ASSETS
----------------------------------  ---------  -------------
Finance...........................  $ 114,118         19.9%
Services..........................    112,281         19.6
Consumer Goods....................     97,450         17.0
Capital Goods & Equipment.........     74,713         13.0
Energy............................     49,083          8.6
Materials.........................     29,424          5.1
Multi-Industry....................     19,677          3.4
Investment Companies..............      4,781          0.8
Technology........................      2,739          0.5
Gold Mines........................         88          0.0
                                    ---------          ---
                                    $ 504,354         87.9%
                                    ---------          ---
                                    ---------          ---

--------------
          20
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                               (000)
----------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Cost $491,116) (including
    repurchase agreement of
    $64,369).........................  $     568,723
  Foreign Currency (Cost $1,098).....          1,090
  Cash...............................             68
  Margin Deposit on Futures..........          1,903
  Receivable for:
    Fund Shares Sold.................          3,579
    Variation of Futures Contracts...          1,199
    Dividends........................            894
    Investments Sold.................            531
    Foreign Withholding Tax
     Reclaim.........................            210
    Security Lending Income..........             19
    Interest.........................              9
  Cash, Held as Collateral for
    Securities Loaned................             25
  Other..............................             28
                                       -------------
    Total Assets.....................        578,278
                                       -------------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed.............          1,038
    Investments Purchased............            689
    Distribution Fees................            689
    Investment Advisory Fees.........            393
    Custody Fees.....................            195
    Administrative Fees..............            121
    Shareholder Reporting Expenses...             87
    Directors' Fees and Expenses.....             53
    Professional Fees................             50
    Collateral on Securities
     Loaned..........................             25
    Securities Lending Expense.......             14
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts......            982
  Other..............................            164
                                       -------------
    Total Liabilities................          4,500
                                       -------------
  NET ASSETS.........................  $     573,778
                                       -------------
                                       -------------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $          35
  Paid in Capital in Excess of Par...        474,021
  Net Unrealized Appreciation on
    Investments, Foreign Currency
    Translations and Futures.........         77,822
  Accumulated Net Realized Gain......         22,117
  Distributions in Excess of Net
    Investment Income................           (217)
                                       -------------
NET ASSETS...........................  $     573,778
                                       -------------
                                       -------------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $240,121,069 and
    14,242,656 Shares Outstanding)...  $       16.86
                                       -------------
                                       -------------
  Maximum Sales Charge...............          5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100
    / (100 - maximum sales
    charge)).........................  $       17.89
                                       -------------
                                       -------------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $232,643,456 and 14,287,124
    Shares Outstanding)*.............  $       16.28
                                       -------------
                                       -------------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $101,013,000 and 6,136,614 Shares
    Outstanding)*....................  $       16.46
                                       -------------
                                       -------------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    21
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                         (000)
----------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $ 8,772
  Interest...........................    3,795
  Security Lending...................      216
  Less Foreign Taxes Withheld........     (682)
                                       -------
   Total Income......................   12,101
                                       -------
EXPENSES:
  Investment Advisory................    5,574
  Distribution Fees (Attributed to
    Classes A, B, and C of $588,
    $2,243, and $998,
    respectively)....................    3,829
  Administrative Fees................    1,473
  Transfer Agent Fees................      399
  Custodian Fees.....................      386
  Shareholder Reports................      235
  Professional Fees..................       58
  Filing and Registration Fees.......       49
  Other..............................       40
                                       -------
   Total Expenses....................   12,043
   Less Expense Reductions...........     (152)
                                       -------
   Net Expenses......................   11,891
                                       -------
Net Investment Income/Loss...........      210
                                       -------
NET REALIZED GAIN/LOSS ON:
  Investments........................   39,780
  Foreign Currency Transactions......   (4,520)
  Futures............................    5,283
                                       -------
   Net Realized Gain/Loss............   40,543
                                       -------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............   79,385
                                       -------
END OF THE PERIOD:
  Investments........................   77,607
  Foreign Currency Translations......     (992)
  Futures............................    1,207
                                       -------
                                        77,822
                                       -------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   (1,563)
                                       -------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   38,980
                                       -------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $39,190
                                       -------
                                       -------

--------------
          22
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 1999       JUNE 30, 1998
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $       210         $     1,993
  Net Realized Gain/Loss..........................              40,543              33,576
  Net Unrealized Appreciation/Depreciation........              (1,563)             47,298
                                                            ----------          ----------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................              39,190              82,867
                                                            ----------          ----------
DISTRIBUTIONS:
Net Investment Income:
Class A...........................................              (1,038)             (1,628)
Class B...........................................                (488)             (1,028)
Class C...........................................                (217)             (1,187)
In Excess of Net Investment Income
Class A...........................................              (2,120)                 --
Class B...........................................                (996)                 --
Class C...........................................                (444)                 --
                                                            ----------          ----------
                                                                (5,303)             (3,843)
                                                            ----------          ----------
Net Realized Gain:
  Class A.........................................             (12,336)             (8,369)
  Class B.........................................             (12,000)             (6,610)
  Class C.........................................              (5,364)             (9,026)
                                                            ----------          ----------
                                                               (29,700)            (24,005)
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions.................................             (35,003)            (27,848)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................             172,653             399,475
  Distributions Reinvested........................              31,543              26,341
  Redeemed........................................            (230,685)            (74,620)
                                                            ----------          ----------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............             (26,489)            351,196
                                                            ----------          ----------
  Total Increase/Decrease in Net Assets...........             (22,302)            406,215
NET ASSETS--Beginning of Period...................             596,080             189,865
                                                            ----------          ----------
NET ASSETS--End of Period (Including
  undistributed/distributions in excess of net
  investment income of $(217) and $4,082,
  respectively)...................................         $   573,778         $   596,080
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
--------------------------------------------------
   Shares:
     Subscribed...................................               6,401              13,220
     Distributions Reinvested.....................                 953                 658
     Redeemed.....................................              (8,806)             (2,571)
                                                            ----------          ----------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................              (1,452)             11,307
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed...................................         $   102,532         $   193,752
     Distributions Reinvested.....................              14,538               9,235
     Redeemed.....................................            (139,451)            (41,983)
                                                            ----------          ----------
   Net Increase/Decrease..........................         $   (22,381)        $   161,004
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital.........................         $   192,898+        $   215,279
                                                            ----------          ----------
                                                            ----------          ----------
   Class B:
--------------------------------------------------
   Shares:
     Subscribed...................................               3,651              11,944
     Distributions Reinvested.....................                 790                 533
     Redeemed.....................................              (4,141)               (902)
                                                            ----------          ----------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................                 300              11,575
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed...................................         $    56,414         $   170,660
     Distributions Reinvested.....................              11,694               7,277
     Redeemed.....................................             (64,043)            (14,280)
                                                            ----------          ----------
   Net Increase/Decrease..........................         $     4,065         $   163,657
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital.........................         $   202,973+        $   198,908
                                                            ----------          ----------
                                                            ----------          ----------
   Class C:
--------------------------------------------------
   Shares:
     Subscribed...................................                 871               2,310
     Distributions Reinvested.....................                 355                 713
     Redeemed.....................................              (1,755)             (1,171)
                                                            ----------          ----------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................                (529)              1,852
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed...................................         $    13,707         $    35,063
     Distributions Reinvested.....................               5,311               9,829
     Redeemed.....................................             (27,191)            (18,357)
                                                            ----------          ----------
   Net Increase/Decrease..........................         $    (8,173)        $    26,535
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital.........................         $    78,195+        $    86,368
                                                            ----------          ----------
                                                            ----------          ----------

-----------------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    23
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         CLASS A
                             ----------------------------------------------------------------
                                                   YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA      ----------------------------------------------------------------
AND RATIOS                          1999#        1998#         1997         1996         1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $     16.670    $   16.57    $   14.75    $   12.60    $   11.99
                             ------------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment
  Income/Loss............           0.075         0.21         0.10         0.19         0.12
 Net Realized and
  Unrealized Gain/Loss...           1.211         2.07         2.76         2.82         0.67
                             ------------    ---------    ---------    ---------    ---------
 Total From Investment
  Operations.............           1.286         2.28         2.86         3.01         0.79
                             ------------    ---------    ---------    ---------    ---------
DISTRIBUTIONS
 Net Investment Income...          (0.073)       (0.35)       (0.55)       (0.39)          --
 In Excess of Net
  Investment Income......          (0.150)          --           --           --        (0.05)
 Net Realized Gain.......          (0.874)       (1.83)       (0.49)       (0.47)       (0.13)
                             ------------    ---------    ---------    ---------    ---------
 Total Distributions.....          (1.097)       (2.18)       (1.04)       (0.86)       (0.18)
                             ------------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF
  PERIOD.................    $     16.859    $   16.67    $   16.57    $   14.75    $   12.60
                             ------------    ---------    ---------    ---------    ---------
                             ------------    ---------    ---------    ---------    ---------
TOTAL RETURN (1).........            8.41%       16.17%       20.61%       24.62%        6.69%
                             ------------    ---------    ---------    ---------    ---------
                             ------------    ---------    ---------    ---------    ---------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)................    $    240,121    $ 261,633    $  72,704    $  63,706    $  42,586
Ratio of Expenses to
  Average Net Assets.....            1.70%        1.61%        1.70%        1.70%        1.70%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets.............            0.47%        1.30%        0.59%        0.71%        1.01%
Portfolio Turnover
  Rate...................              84%         108%          45%          44%          39%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
 Per Share Benefit to Net
  Investment Income/
  Loss...................    $       0.00++  $    0.02    $    0.03    $    0.10    $    0.04
Ratios Before Expense
  Limitation:
 Expenses to Average Net
  Assets.................            1.73%        1.62%        1.90%        2.06%        2.03%
 Net Investment
  Income/Loss to Average
  Net Assets.............            0.44%        1.30%        0.40%        0.35%        0.68%
---------------------------------------------------------------------------------------------

                                                     CLASS B
                             -------------------------------------------------------
                                       YEAR ENDED JUNE 30,                     1995+
SELECTED PER SHARE DATA      ---------------------------------------     TO JUNE 30,
AND RATIOS                           1999#        1998#         1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $      16.144    $   16.15    $   14.46    $      13.01
                             -------------    ---------    ---------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment
  Income/Loss............           (0.043)        0.09        (0.05)           0.30
 Net Realized and
  Unrealized Gain/Loss...            1.164         2.01         2.73            1.98
                             -------------    ---------    ---------    ------------
 Total From Investment
  Operations.............            1.121         2.10         2.68            2.28
                             -------------    ---------    ---------    ------------
DISTRIBUTIONS
 Net Investment Income...           (0.035)       (0.28)       (0.50)          (0.35)
 In Excess of Net
  Investment Income......           (0.073)          --           --              --
 Net Realized Gain.......           (0.874)       (1.83)       (0.49)          (0.48)
                             -------------    ---------    ---------    ------------
 Total Distributions.....           (0.982)       (2.11)       (0.99)          (0.83)
                             -------------    ---------    ---------    ------------
NET ASSET VALUE, END OF
  PERIOD.................    $      16.283    $   16.14    $   16.15    $      14.46
                             -------------    ---------    ---------    ------------
                             -------------    ---------    ---------    ------------
TOTAL RETURN (1).........             7.50%       15.33%       19.64%          18.08%*
                             -------------    ---------    ---------    ------------
                             -------------    ---------    ---------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)................    $     232,644    $ 225,797    $  38,962    $     14,786
Ratio of Expenses to
  Average Net Assets.....             2.45%        2.35%        2.45%           2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets.............            (0.27)%       0.60%       (0.11)%          0.45%
Portfolio Turnover
  Rate...................               84%         108%          45%             44%*
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
 Per Share Benefit to Net
  Investment Income/
  Loss...................    $        0.00++  $    0.02    $    0.09    $       0.22
Ratios Before Expense
  Limitation:
 Expenses to Average Net
  Assets.................             2.49%        2.36%        2.65%           2.81%
 Net Investment
  Income/Loss to Average
  Net Assets.............            (0.30)%       0.60%       (0.30)%          0.09%
---------------------------------------------------------------------------------------------

                                                                   CLASS C
                                          ---------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                          ---------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS           1999#        1998#        1997        1996        1995
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 16.298     $  16.24     $ 14.49     $ 12.43     $ 11.90
                                          --------     --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income/Loss..........       (0.043)        0.08       (0.03)       0.12        0.04
 Net Realized and Unrealized
  Gain/Loss..........................        1.187         2.05        2.73        2.75        0.65
                                          --------     --------     -------     -------     -------
 Total From Investment Operations....        1.144         2.13        2.70        2.87        0.69
                                          --------     --------     -------     -------     -------
DISTRIBUTIONS
 Net Investment Income...............       (0.035)       (0.24)      (0.46)      (0.33)         --
 In Excess of Net Investment
  Income.............................       (0.072)          --          --          --       (0.03)
 Net Realized Gain...................       (0.874)       (1.83)      (0.49)      (0.48)      (0.13)
                                          --------     --------     -------     -------     -------
 Total Distributions.................       (0.981)       (2.07)      (0.95)      (0.81)      (0.16)
                                          --------     --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......     $ 16.461     $  16.30     $ 16.24     $ 14.49     $ 12.43
                                          --------     --------     -------     -------     -------
                                          --------     --------     -------     -------     -------
TOTAL RETURN (1).....................         7.61%       15.37%      19.69%      23.65%       5.84%
                                          --------     --------     -------     -------     -------
                                          --------     --------     -------     -------     -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $101,013     $108,650     $78,199     $63,025     $40,460
Ratio of Expenses to Average Net
  Assets.............................         2.45%        2.55%       2.45%       2.45%       2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............        (0.28)%       0.52%      (0.16)%     (0.04)%      0.25%
Portfolio Turnover Rate..............           84%         108%         45%         44%         39%
---------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
 Per Share Benefit to Net Investment
  Income/Loss........................     $   0.00++   $   0.02     $  0.03     $  1.16     $  0.05
Ratios Before Expense Limitation:
 Expenses to Average Net Assets......         2.48%        2.56%       2.65%       2.81%       2.78%
 Net Investment Income/Loss to
  Average Net Assets.................        (0.30)%       0.52%      (0.34)%     (0.40)%     (0.08)%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sale charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          24
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charges may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                          CONTINGENT
                                           DEFERRED
                                         SALES CHARGE
                                       ----------------
YEAR OF REDEMPTION                     CLASS B  CLASS C
-------------------------------------  -------  -------
First................................   5.00%    1.00%
Second...............................   4.00%    None
Third................................   3.00%    None
Fourth...............................   2.50%    None
Fifth................................   1.50%    None
Thereafter...........................   None     None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized

                                                              ------------------
                                                                    25

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. SECURITY LENDING: The Fund may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction the Fund receives cash, securities issued or guaranteed by the U.S. government, or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1999 is as follows:

           VALUE OF LOANED              VALUE OF
             SECURITIES                COLLATERAL
                (000)                    (000)
          -----------------            ----------
                 $18                      $25

Morgan Stanley Trust Company, a former affiliate of the Investment Subadviser, administers the security lending program and for its services the Fund incurred fees in the amount of $26,674 for the year ended June 30, 1999.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency losses of approximately $3,539,000.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                                NET
                                                           APPRECIATION/
                COST                   APPREC.   DEPREC.   DEPRECIATION
                (000)                   (000)     (000)        (000)
              --------                 -------  ---------  -------------
              $499,287                 $94,317  $(24,881)     $69,436

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $2,548,000 has been reclassified from distributions in excess of net investment income with $2,517,000 posted to accumulated net realized gain and $31,000 posted to paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                             CLASS B
                     CLASS A               AND CLASS C
                  MAX. OPERATING          MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO           EXPENSE RATIO
------------  ----------------------  ----------------------
   1.00%              1.70%                   2.45%

-----------------------
          26

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

For the year ended June 30, 1999, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $776,766 for Class A shares and deferred sales charges of $2,318, $477,072, and $10,537 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $96,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

During the year ended June 30, 1999, the Fund incurred approximately $2,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At June 30, 1999, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $103,000 during the period.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $393,338,000 and sales of approximately $411,550,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain/loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

                                                              ------------------
                                                                    27

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                                    UNREALIZED
                                                          CURRENT  APPRECIATION/
                                                           VALUE   DEPRECIATION
FORWARD CURRENCY CONTRACTS                                 (000)       (000)
--------------------------------------------------------  -------  -------------
LONG CONTRACTS:
Australian Dollar, 14,033,089 expiring 7/1/99...........  $8,809       $(444)
British Pound, 3,751,000 expiring 8/12/99...............   6,070         151
Japanese Yen, 172,092,000 expiring 8/24/99..............   1,401         (34)
Swedish Krona, 2,236,649 expiring 7/6/99................     263          (1)
                                                          -------      -----
                                                          $16,543       (328)
                                                          -------      -----
                                                          -------      -----
SHORT CONTRACTS:
Australian Dollar, 14,033,103 expiring 7/1/99...........  $9,253         165
British Pound, 3,751,000 expiring 8/12/99...............   5,919        (187)
Euro, 21,158,750 expiring 7/16/99-9/10/99...............  21,942        (285)
Japanese Yen, 2,262,897,090 expiring 8/24/99-9/16/99....  18,907        (347)
                                                          -------      -----
                                                          $56,021       (654)
                                                          -------      -----
                                                          -------      -----
                                                                       $(982)
                                                                       -----
                                                                       -----

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash and/or securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                                                       CONTRACTS
                                                                       ---------
Outstanding at June 30, 1998.........................................      486
Futures Opened.......................................................    6,574
Futures Closed.......................................................   (6,545)
                                                                       ---------
Outstanding at June 30, 1999.........................................      515
                                                                       ---------
                                                                       ---------

The futures contracts outstanding as of June 30, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                                     UNREALIZED
                                                                    APPRECIATION/
                                                                    DEPRECIATION
                                                        CONTRACTS       (000)
                                                        ---------   -------------
LONG CONTRACTS:
CAC 40 Index--September 1999 (Current notional value
  $4,554 per contract)................................     291         $  152
DAX Index--September 1999 (Current notional value
  $5,389 per contract)................................      34            116
MIB 30 Index--September 1999 (Current notional value
  $34,993 per contract)...............................      34            (65)
SHORT CONTRACTS:
TOPIX Index--September 1999 (Current notional value
  $1,407 per contract)................................     156          1,004
                                                           ---         ------
                                                           515         $1,207
                                                           ---         ------
                                                           ---         ------

E. PLAN OF REORGANIZATION: On June 12, 1998, the Global Equity Allocation Fund acquired all of the assets and liabilities of the Van Kampen American Capital Global Equity Fund (the "VK Fund"), through a tax-free reorganization approved by the VK Fund shareholders on June 12, 1998. Included in these net assets were cumulative book and tax differences resulting in re-classifications of undistributed capital gains of $(3,301,076), undistributed net investment income of $3,342,357, and paid in capital of $(41,281).

-----------------------

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Global Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                                                              ------------------

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
Federal Tax Information (Unaudited):

For the year ended June 30,1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 26.27%.

The Fund designated and paid $21,681,263 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January, 1999 representing their proportionate share of this capital gain distribution.

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Small Cap Value

 Pace

 Real Estate Securities

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Retired, Formerly Chairman and Director, Van Kampen
 Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of
 Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606-8256

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

      1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/
                               /www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................    10
Statement of Operations...............................................    11
Statement of Changes in Net Assets....................................    12
Financial Highlights .................................................    13
Notes to Financial Statements.........................................    14
Report of Independent Accountants.....................................    18

MSWW ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, and by 2.3 percent in the second quarter. The expansion was fueled by an increase in consumer spending, which was attributed to vibrant consumer confidence as a result of the strong job market.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although it had expressed a bias toward a series of rate increases, May's tame CPI report prompted the Fed to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MONTH    INTEREST RATES  INFLATION
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                    Interest rates are represented by the
                    closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                    12.0%
Brazil                       11.2%
Bulgaria                      2.5%
Canada                        1.6%
Chile                         1.6%
Colombia                      3.4%
Mexico                       12.1%
Russia                        2.0%
United Kingdom                2.2%
United States                32.7%
Short-Term Investments        2.6%
Other                        16.1%

TOP FIVE HOLDINGS
                                                     PERCENT OF
SECURITY                                   COUNTRY   NET ASSETS
----------------------------------------  ---------  ----------
United Mexican States
 10.375%, 2/17/09                          Mexico       6.0%
Federative Republic of Brazil
 11.625%, 4/15/04                          Brazil       4.5%
Republic of Argentina
 11.75%, 4/7/09                           Argentina     3.8%
Bulgaria Front Loaded Interest Reduction
 Bond 2.50%, 7/28/12                      Bulgaria      2.5%
Federative Republic of Brazil, Series
 EI-L, 5.875%, 4/15/06                     Brazil       2.4%

TOP FIVE SECTORS
                                            VALUE    PERCENT OF
SECTOR                                      (000)    NET ASSETS
----------------------------------------  ---------  ----------
Foreign Government & Agency Obligations    $76,998     37.4%
Telecommunications                         30,924      15.0%
Services                                   18,115       8.8%
Broadcast -- Radio & Television            15,637       7.6%
Multi-Industry                             15,112       7.3%

                                                               TOTAL RETURNS**
                          -----------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL
                                                   ---------------------------------------------
                                ONE YEAR                FIVE YEAR             SINCE INCEPTION
                          --------------------     --------------------     --------------------
                           WITH       WITHOUT       WITH       WITHOUT       WITH       WITHOUT
                           SALES       SALES        SALES       SALES        SALES       SALES
                          CHARGE*     CHARGE***    CHARGE*     CHARGE***    CHARGE*     CHARGE***
                                                                                                     COMMENCEMENT
                                                                                                         DATE
                                                                                                   ----------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares            -15.36%      -11.14%      7.81%        8.87%       8.09%        9.12%        4/21/94
-------------------------------------------------------------------------------------------------------------------
Class B Shares            -15.01 %    -11.82  %        N/A          N/A     7.90   %     8.34   %       8/1/95
-------------------------------------------------------------------------------------------------------------------
Class C Shares            -12.62 %    -11.83  %    8.04   %     8.04   %    8.27   %     8.27   %      4/21/94
-------------------------------------------------------------------------------------------------------------------
Worldwide High Income
Blended Index                N/A       -0.23  %        N/A     11.07   %        N/A     11.12   %        N/A
-------------------------------------------------------------------------------------------------------------------

The Worldwide High Income Blended Index is an unmanaged index composed of 50 percent CS First Boston High Yield Index, 25 percent J.P. Morgan Latin Eurobond Index, and 25 percent J.P. Morgan Emerging Markets Bond Index Plus.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge for early withdrawal (4% for Class B shares and 1% for Class C shares).
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
In accordance with SEC regulations, Fund performance since inception as shown below assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; and all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A shares. The performance of Class B and Class C shares will vary based upon the sales charge and fees assessed to each Class.

  YIELD INFORMATION AS OF JUNE 30, 1999
-----------------------------------------
                             30 DAY
                         CURRENT YIELD+
-----------------------------------------
Class A                        11.18     %
-----------------------------------------
Class B                        10.97
-----------------------------------------
Class C                        10.97
-----------------------------------------

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Worldwide High         Worldwide High
             Income Fund Class A   Income Blended Index
4/21/94                   $9,500                $10,000
6/30/94                   $9,797                 $9,741
6/30/95                  $10,470                $10,738
6/30/96                  $12,524                $12,802
6/30/97                  $16,318                $16,431
6/30/98                  $16,859                $18,606
6/30/99                  $14,980                $18,563

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN WORLDWIDE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PORTFOLIO MANAGERS ROBERT E. ANGEVINE, THOMAS L. BENNETT, STEPHEN F. ESSER, AND ABIGAIL MCKENNA OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST YEAR?

A: During the third quarter of 1998, continued economic weakness in Asia and Japan spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe and the

                                                              ------------------
                                                                    3

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

United States. The defining moment of the period came in mid-August when Russia devalued its currency and defaulted on its debt, sending financial and currency markets worldwide into a tailspin. With turmoil in the emerging markets and a crisis of confidence in domestic and European markets, many investors moved into high-quality government bonds, primarily those issued by the United States.

From September through the end of the year, the emerging debt markets effectively bounced back from the Russian crisis, buoyed by interest-rate cuts in the United States and Europe, the completion of an International Monetary Fund assistance package for Brazil, and improved investor sentiment.

Emerging market debt continued to stabilize in 1999, as investors decided the worst, in terms of economic conditions, had passed. Notable factors driving this optimism included the stabilization of the Japanese economy, which helped the rest of Asia; an increase in oil prices, on account of a mid-March OPEC agreement to cut oil production; and lower interest rates in Brazil. Russia profited significantly from the rebound in oil prices and became one of the better-performing emerging debt markets in 1999.

Q:  WHAT STRATEGIES DID YOU PURSUE IN THESE CONDITIONS?

A: Within the high-yield market, during periods of extreme volatility, such as the second half of 1998, we generally will focus on larger, higher-quality credits--a strategy that worked positively for the Fund, helping its return. Due to the global turmoil, we had a couple of credit problems during the period, and the Fund's higher-quality securities did a good job of keeping pace with the rally in U.S. Treasuries after the crisis. In general, we favored bonds issued by large-cap companies because we believe these companies have greater financial flexibility and access to capital than smaller companies, which might allow them to weather difficult financial conditions better. One sector we favored was telecommunications because it continues to exhibit strong growth and positive merger-and-acquisition activity.

In high-yield securities, we held significant positions in Columbia Healthcare, Nextel, Chancellor, and Outdoor Systems, which benefited the Fund. Returns in high-yield securities continue to be more affected by specific events rather than general market conditions. For example, merger-and-acquisition activity in the telecommunications market, including Infinity Broadcasting's purchase of Outdoor Systems, directly affected the appreciation of high-yield securities during the period.

Within emerging market debt, during the first quarter of 1999, our asset allocation decisions in Latin America had the greatest effect on the Fund's performance. Specifically, in January of 1999 the Fund benefited from underweighted positions in Ecuador, Brazil, and Venezuela, the three worst-performing debt markets at that time. Another allocation that helped the fund was its overweight position in Mexico. After Brazil devalued its currency, we reallocated our exposure to Latin America, which also helped returns as overweighted positions in Brazil and Peru performed well in February.

Emerging market debt staged a significant rally in March of this year, with riskier Latin American credits, producing significant returns. In addition, our overweighted positions in Bulgaria and South Korea also helped the Fund's return.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: For Class A shares at net asset value without sales charge, the Fund generated a total return of -11.14 percent for the 12 month period and 7.29 percent for the six-month period ended June 30, 1999. By comparison, the Worldwide High Income Blended Index generated a total return of -0.23% percent for the same 12-month period and 5.40% for the same six-month period. This benchmark is comprised of 50 percent CS First Boston High Yield Index, 25 percent J.P. Morgan Latin Eurobond Index, and 25 percent J.P. Morgan Emerging Markets Bond Index Plus. Past performance does not guarantee future results.

Q: WHAT DO YOU SEE HAPPENING DURING THE NEXT SIX MONTHS?

-----------------------
           4

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
INVESTMENT OVERVIEW (CONT.)

--------------------------------------------------------------------------------

A: In the near term, we do not expect any meaningful sell off in emerging market debt. Despite the incremental improvement in credit fundamentals, the market has not rallied substantially this year. At current levels, the downside risks are less worrisome than in times past, as we believe that a healthy amount of skepticism is reflected in today's prices. A significant rally in the near term, however, seems unlikely to us as well. Investors are hesitant to commit new money to risky asset classes between now and the end of the year due to concerns over the year 2000 problem and the direction of U.S. monetary policy. Nevertheless, we are optimistic for growth in larger emerging markets during the latter part of the year, which will improve the fiscal and balance of payments positions of many emerging market countries. This should cause investors perceptions of emerging market risks to fall and allow for a rally in asset prices.

In high-yield securities, the market has been healthy, and we don't expect much to change in the short term. Telecommunications continues to drive new issuance, and we will look for opportunities in that sector. Overall, we will continue to pursue our objective to seek to provide investors with high current income and the potential for long-term capital appreciation by maintaining a value-based strategy within countries that we believe have improving economic and political conditions.

Robert E. Angevine  Thomas L. Bennett  Stephen F. Esser  Abigail McKenna
                                       PORTFOLIO         PORTFOLIO
PORTFOLIO MANAGER   PORTFOLIO MANAGER  MANAGER           MANAGER

                                                              ------------------

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

CORPORATES BONDS & NOTES (51.6%)
  ARGENTINA (3.3%)
$     (b)1,100   Cablevision S.A. 13.75%, 5/1/09..................  $  1,004
ARP   (b)6,292   CIA International Telecommunications, 10.375%,
                   8/1/04.........................................     4,940
$       (b)945   Multicanal S.A. 13.125%, 4/15/09.................       877
                                                                    --------
                                                                       6,821
                                                                    --------
  AUSTRALIA (0.7%)
           895   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....       770
           745   Murrin Murrin Holdings 9.375%, 8/31/07...........       655
                                                                    --------
                                                                       1,425
                                                                    --------
  BRAZIL (1.8%)
    (b,c)4,500   Banco Nacional Deseny Econ 13.64%, 6/16/08.......     3,780
                                                                    --------
  CANADA (1.6%)
        (c)575   Husky Oil Ltd. 8.90%, 8/15/28....................       553
           400   Rogers Cablesystems Ltd. 10.125%, 9/1/12.........       432
           865   Rogers Cablesystems Ltd., Series B, 10.00%,
                   3/15/05........................................       932
           605   Rogers Cantel, Inc. 8.30%, 10/1/07...............       597
           250   Rogers Communications, Inc. 9.125%, 1/15/06......       254
           100   Rogers Communications, Inc. 8.875%, 7/15/07
                   Senior Notes...................................       101
           315   Tembec Industries, Inc. 8.625%, 6/30/09..........       313
                                                                    --------
                                                                       3,182
                                                                    --------
  CHILE (0.8%)
      (b)1,650   Embotelladora Arica S.A. 9.875%, 3/15/06.........     1,681
                                                                    --------
  COLOMBIA (0.7%)
      (d)2,000   Occidente Y Caribe 0.00%, 3/15/04................     1,320
                                                                    --------
  INDIA (0.2%)
        (b)400   Reliance Industries, Inc. 10.50%, 8/6/46.........       342
                                                                    --------
  INDONESIA (0.7%)
           300   Indah Kiat International, Series B, 11.875%,
                   6/15/02........................................       249
         1,500   Tjiwi Kimia International B.V. 13.25%, 8/1/01....     1,290
                                                                    --------
                                                                       1,539
                                                                    --------
  KOREA (0.4%)
        (b)785   Samsung Electronics Co. 7.45%, 10/1/02...........       761
                                                                    --------
  LUXEMBOURG (0.2%)
    EUR (b)486   Sirona Dental Systems 9.125%, 7/15/08............       461
                                                                    --------
  MEXICO (4.2%)
$     (c)2,650   Petroleos Mexicanos 9.369%, 7/15/05..............     2,481
      (b)2,850   Petroleos Mexicanos 9.50%, 9/15/27...............     2,736
         4,200   TV Azteca S.A. 10.125%, 2/15/04..................     3,423
                                                                    --------
                                                                       8,640
                                                                    --------
  NETHERLANDS (1.4%)
           975   Hermes Europe Railtel BV 11.50%, 8/15/07 Senior
                   Notes..........................................     1,024
    EUR    299   Impress Metal 9.875%, 5/29/07....................       342

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

$       (d)730   PTC International Finance BV 0.00%, 7/1/07.......  $    539
    EUR    875   Tele 1 Europe B.V. 13.00%, 5/15/09...............       936
                                                                    --------
                                                                       2,841
                                                                    --------
  PHILIPPINES (0.5%)
$        1,300   Philippine Long Distance Telephone Co. 7.85%,
                   3/6/07.........................................     1,111
                                                                    --------
  POLAND (1.5%)
  (a,b,d)1,630   @Entertainment 0.00%, 2/1/09.....................     1,092
   EUR   1,900   Netia Holdings 13.50%, 6/15/09...................     2,021
                                                                    --------
                                                                       3,113
                                                                    --------
  QUATAR (0.3%)
$       (b)725   Ras Laffan Liquid National Gas 8.294%, 3/15/14...       665
                                                                    --------
  TURKEY (1.2%)
         2,440   Cellco Finance 15.00%, 8/1/05....................     2,526
                                                                    --------
  UNITED KINGDOM (2.2%)
    EUR    964   Colt Telecom Group plc 7.625%, 7/31/08...........       993
        (d)940   Dolphin Telecommunications plc 0.00%, 6/1/08.....       480
$     (b,d)500   Dolphin Telecommunications plc 0.00%, 5/15/09....       241
EUR        665   Esprit Telecommunication Group plc 11.00%,
                   6/15/08........................................       734
$          620   HMV Media Group, Inc. 10.875%, 5/15/08...........     1,014
  EUR (d)1,611   RSL Communications plc 0.00%, 6/15/08............     1,025
                                                                    --------
                                                                       4,487
                                                                    --------
  UNITED STATES (29.9%)
$          205   Adelphia Communications, Series B, 7.50%,
                   1/15/04........................................       196
           800   Adelphia Communications, Series B, 9.875%,
                   3/1/07.........................................       834
           600   Adelphia Communications, Series B, 8.375%,
                   2/1/08.........................................       577
         1,125   AES Corp. 8.50%, 11/1/07.........................     1,059
           725   American Cellular Corp. 10.50%, 5/15/08..........       743
           500   American Communications Lines LLC, `B', 10.25%,
                   6/30/08........................................       501
   EUR   1,150   American Standard Cos., Inc. 7.125%, 6/1/06......     1,195
$          885   AMSC Acquisition Co., Inc., Series B, 12.25%,
                   4/1/08.........................................       677
           405   Axia, Inc. 10.75%, 7/15/08.......................       400
        (b)932   CA FM Lease Trust 8.50%, 7/15/17.................       866
        (b)535   Centennial Cellular Holdings 10.75%, 12/15/08....       552
           600   CEX Holdings, Inc., Series B, 9.625%, 6/1/08.....       564
           350   Chancellor Media Corp. 9.00%, 10/1/08............       355
         1,365   Chancellor Media Corp., `B', 8.125%, 12/15/07....     1,324
           850   CMS Energy 7.50%, 1/15/09........................       796
            85   Columbia/HCA Healthcare, 8.13%, 8/4/03 MTN.......        84
           425   Columbia/HCA Healthcare, 6.91%, 6/15/05..........       393
         1,325   Columbia/HCA Healthcare, 8.85%, 1/1/07 MTN.......     1,333
         2,500   Columbia/HCA Healthcare, 7.69%, 6/15/25..........     2,070
      (d)1,025   Dial Call Communications, Series B, 10.25%,
                   12/15/05.......................................     1,045
           660   Dobson Communications Corp. 11.75%, 4/15/07......       693
           970   D.R. Horton, Inc. 8.00%, 2/1/09..................       912
           762   DR Securitized Lease Trust, Series 1993-K1, Class
                   A1, 6.66%, 8/15/10.............................       709

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS  (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------
$          891   DR Securitized Lease Trust, Series 1994-K1, Class
                   A1, 7.60%, 8/15/07.............................  $    874
           250   DR Securitized Lease Trust, Series 1994-K1, Class
                   A2, 8.375%, 8/15/15............................       247
           150   DR Structured Finance, Series 1994-K2, CMO,
                   9.35%, 8/15/19.................................       151
      (b)1,050   Echostar DBS Corp. 9.375%, 2/1/09................     1,067
        (b)300   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       294
           165   Entex Information Services 12.50%, 8/1/06........        99
           900   Fresenius Medical Capital Trust II 7.875%,
                   2/1/08.........................................       846
      (b,d)500   Fuji JGB Investments LLC, Series A, 9.87%,
                   12/31/49.......................................       438
           730   Global Crossing Holdings, Ltd. 9.625%, 5/15/08...       770
           770   Globalstar LP/Capital 11.375%, 2/15/04...........       508
           125   Globalstar LP/Capital 11.50%, 6/1/05.............        80
         1,020   Harrahs Operating Co., Inc. 7.875%, 12/15/05.....       989
           930   Hilton Hotels 7.95%, 4/15/07.....................       941
         1,355   HMH Properties, Inc. Series A 7.875%, 8/1/05.....     1,280
      (b)1,060   Horseshoe Gaming Holdings 8.652%, 5/15/09........     1,026
           950   Host Marriott Travel Plaza, Series B, 9.50%,
                   5/15/05........................................       976
      (b)1,175   Huntsman ICI Chemicals 10.125%, 7/1/09...........     1,179
  EUR (b)1,150   Huntsman ICI Chemicals 10.125%, 7/1/09...........     1,192
$       (d)845   Hyperiom Telecommunications, 0.00%, 4/15/03......       698
      (d)2,765   Intermedia Communications, Series B, 0.00%,
                   7/15/07........................................     1,974
           815   Iridium LLC/Capital Corp., Series A 13.00%,
                   7/15/05........................................       163
        (b)300   Jet Equipment Trust, Series C-1, 11.79%,
                   6/15/13........................................       372
        (b)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                   11/1/14........................................       369
           500   Kmart Funding Corp. 8.80%, 7/1/10................       512
           500   Mosaic RE Ltd., Class A, 9.60%, 7/9/99...........       500
           500   Musicland Group, Inc. 9.00%, 6/15/03.............       485
           950   Musicland Group, Inc. 9.875%, 3/15/08............       931
           490   National Steel Corp., Series D, 9.875%, 3/1/09...       497
      (d,e)315   Nextel Communications, Inc. 9.75%, 8/15/04.......       320
      (d)2,575   Nextel Communications, Inc. 0.00%, 9/15/07.......     1,880
      (d)1,760   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....     1,052
        (d)990   Norcal Waste Systems 13.50%, 11/15/05............     1,094
    (b,d)1,100   Nortek, Inc. 8.875%, 8/1/08......................     1,083
      (b,f)525   NSM Steel Ltd., 12.25%, 2/1/08...................         1
   GBP (d)1800   NTL, Inc. 0.00%, 4/1/08..........................     1,920
$       (b)188   Oil Purchase Co. 7.10%, 4/30/02..................       179
        (b)735   OnePoint Communications Corp., 14.50%, 6/1/08....       399
         1,020   Outdoor Systems, Inc., 8.875%, 6/15/07...........     1,065
        (b)500   Pacifica Papers, Inc. 10.00%, 3/15/09............       515
           970   Park Place Entertainment 7.875%, 12/15/05........       921
           700   Primus Telecommunications Group, Series B,
                   9.875%, 5/15/08................................       664
        (b)330   Primus Telecommunications Group, 11.25%,
                   1/15/09........................................       335
           515   PSINet, Inc., Series B, 10.00%, 2/15/05..........       512
       (d)1325   RCN Corp. 0.00%, 10/15/07........................       888
        (d)910   Rhythms Netconnections, Inc., Series B, 0.00%,
                   5/15/08........................................       480
            35   RSL Communications Ltd. 12.25%, 11/15/06.........        37
        (b)740   RSL Communications Ltd. 9.125%, 3/1/08...........       679
           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------
$     (b)1,215   Samsung Electronics Co. 9.75%, 5/1/03............  $  1,262
      (b,d)425   SB Treasury Co. LLC 9.40%, 12/29/49..............       413
           800   SD Warren Co., Series B, 12.00%, 12/15/04........       852
           805   Smithfield Foods, Inc. 7.625%, 2/15/08...........       733
         1,125   Snyder Oil Corp. 8.75%, 6/15/07..................     1,108
           960   Station Casinos, Inc. 10.125%, 3/15/06...........       990
           985   Station Casinos, Inc. 9.75%, 4/15/07.............     1,005
        (b)500   Tenet Healthcare Corp. 8.125%, 12/1/08...........       472
         1,480   Tenet Healthcare Corp. 8.625%, 1/15/07...........     1,447
      (d)1,900   Viatel, Inc., Series A, 0.00%, 4/15/08...........     1,221
           450   Vintage Petroleum 8.625%, 2/1/09.................       430
        (d)750   Wam!Net, Inc. 0.00%, 3/1/05......................       443
                                                                    --------
                                                                      61,736
                                                                    --------
TOTAL CORPORATES BONDS & NOTES....................................   106,431
                                                                    --------
ASSET BACKED SECURITIES (0.7%)
  UNITED STATES (0.7%)
           858   Commercial Financial Services, Inc., Series
                   1997-5, Class A1, 7.72%, 6/15/05...............       214
           270   Long Beach Acceptance Auto Grantor Trust 1997-1,
                   Class B, 14.22%, 10/26/03......................       268
           922   OHA Grantor Trust, 11.00%, 9/15/03...............       918
                                                                    --------
TOTAL ASSET BACKED SECURITIES.....................................     1,400
                                                                    --------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
  UNITED STATES (0.9%)
           629   Aircraft Lease Portfolio Securitization Ltd.,
                   Series 1996-1, Class DX, 12.75%, 6/15/06.......       629
   (b,c)36,368   DLJ Mortgage Acceptance Corp., Series 1997-CF2,
                   Class S, IO, 0.36%, 10/15/30...................       777
        (b)535   Federal Mortgage Acceptance Corp., Series 1996-B,
                   Class C, 7.883%, 11/15/18......................       407
                                                                    --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.........................     1,813
                                                                    --------
EUROBONDS (1.8%)
  ARGENTINA (1.8%)
      (c)4,269   Republic of Argentina, Series L, 5.938%,
                   3/31/05........................................     3,650
                                                                    --------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (37.3%)
  ARGENTINA (6.9%)
         2,920   Bonos del Tesoro, Series BT02, 8.75%, 5/9/02.....     2,673
         4,000   Republic of Argentina 12.125%, 2/15/19...........     3,640
         8,690   Republic of Argentina 11.75%, 4/7/09.............     7,864
                                                                    --------
                                                                      14,177
                                                                    --------
  BRAZIL (9.4%)
         3,319   Federated Republic of Brazil, `C' PIK, 8.00%,
                   4/15/14........................................     2,165
      (c)2,080   Federated Republic of Brazil Debt Conversion
                   Bond, Series Z-L, 5.938%, 4/15/12..............     1,292
      (c)6,289   Federative Republic of Brazil, Series EI-L,
                   5.875%, 4/15/06................................     4,968
      (c)2,400   Federated Republic of Brazil, Series NMB-L
                   5.938%, 4/15/09................................     1,686
         9,800   Federated Republic of Brazil 11.625%, 4/15/04....     9,249
                                                                    --------
                                                                      19,360
                                                                    --------
  BULGARIA (2.5%)
      (d)8,580   Bulgaria Front Loaded Interest Reduction Bond
                   2.50%, 7/28/12.................................     5,239
                                                                    --------

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS  (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------
  CHILE (0.8%)
$        1,725   ENDESA 7.75%, 7/15/08............................  $  1,615
                                                                    --------
  COLOMBIA (2.6%)
           600   Republic of Colombia, Global Bond 10.875%,
                   3/9/04.........................................       576
      (c)1,460   Republic of Colombia, 9.705%, 8/13/05............     1,266
         4,250   Republic of Colombia, 9.75%, 4/23/09.............     3,512
                                                                    --------
                                                                       5,354
                                                                    --------
  ECUADOR (0.3%)
      (c)1,230   Republic of Ecuador Discount Bond 6.00%,
                   2/28/25........................................       576
                                                                    --------
  JAMAICA (0.1%)
        (b)300   Government of Jamaica 10.875%, 6/10/05...........       279
                                                                    --------
  JORDAN (0.4%)
        (c)496   Government of Jordan 6.188%, 12/23/23............       312
      (b,c)828   Government of Jordan 6.188%, 12/23/23............       522
                                                                    --------
                                                                         834
                                                                    --------
  MEXICO (7.9%)
        12,100   United Mexican States 10.375%, 2/17/09...........    12,297
         3,780   United Mexican States 11.375%, 9/15/16 Global
                   Bond...........................................     4,065
                                                                    --------
                                                                      16,362
                                                                    --------
  NIGERIA (0.4%)
      (d)2,100   Government of Nigeria Promissory Notes 5.092%,
                   1/5/10.........................................       839
                                                                    --------
  PANAMA (1.4%)
         1,950   Republic of Panama, 9.375%, 4/1/29...............     1,862
      (d)1,305   Republic of Panama Past Due Interest, PIK 4.00%,
                   7/17/16........................................       965
                                                                    --------
                                                                       2,827
                                                                    --------
  PERU (1.4%)
    (b,d)3,950   Republic of Peru Front Loaded Interest Reduction
                   Bond 3.75%, 3/7/17.............................     2,188
      (d)1,140   Republic of Peru Front Loaded Interest Reduction
                   Bond 3.75%, 3/7/17.............................       631
                                                                    --------
                                                                       2,819
                                                                    --------
  RUSSIA (2.0%)
      (b)8,370   Government of Russia 11.00%, 7/24/18.............     4,206
                                                                    --------
  VENEZUELA (1.2%)
      (c)3,238   Republic of Venezuela Discount Bond, Series L,
                   6.313%, 12/18/07...............................     2,511
                                                                    --------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS.....................    76,998
                                                                    --------
LOAN AGREEMENTS (1.6%)
  INDONESIA (0.4%)
        (c)300   Republic of Indonesia Syndicated Loan 8.125%,
                   8/25/00........................................       280
        (c)500   Republic of Indonesia Syndicated Loan 8.375%,
                   8/25/01........................................       440
        (c)100   Republic of Indonesia Syndicated Loan 8.625%,
                   8/25/02........................................        86
                                                                    --------
                                                                         806
                                                                    --------
           PAR
         VALUE                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------
  MOROCCO (1.2%)
$     (c)3,080   Kingdom of Morocco, Series A, 5.906%, 1/1/09.....  $  2,487
                                                                    --------
TOTAL LOAN AGREEMENTS.............................................     3,293
                                                                    --------

        SHARES
--------------
PREFERRED STOCKS (0.9%)
  UNITED STATES (0.9%)
      (a)6,275   Concentric Network Corp. 13.50%..................       593
        (a)679   IXC Communications, Inc., PIK 12.50%.............       655
         6,931   Paxson Communications 13.25%.....................       624
                                                                    --------
TOTAL PREFERRED STOCKS............................................     1,872
                                                                    --------

        NO. OF
      WARRANTS
--------------
WARRANTS (0.4%)
  ARGENTINA (0.0%)
      (a)4,750   Republic of Argentina, expiring 2/25/00..........         5
                                                                    --------
  COLOMBIA (0.1%)
   (a,b)80,000   Occidente Y Caribe, expiring 3/15/04.............       135
                                                                    --------
  POLAND (0.0%)
    (a,b)6,520   @Entertainment, expiring 2/1/09..................        --
                                                                    --------
  UNITED STATES (0.3%)
    (a,b)8,850   American Mobile Satellite Corp., expiring
                   4/1/08.........................................        32
(a,b)3,323,743   NSM Steel, Inc., expiring 2/1/08.................         4
    (a,b)7,350   OnePoint Communications Corp., expiring 6/1/08...         1
   (a,b)38,200   Rhythms Netconnections, Inc. expiring 5/15/08....       550
   (a,b)22,500   Wam!Net, Inc., expiring 3/1/05...................        51
                                                                    --------
                                                                         638
                                                                    --------
TOTAL WARRANTS....................................................       778
                                                                    --------
TOTAL LONG-TERM INVESTMENTS (95.2%) (COST $199,335)...............   196,235
                                                                    --------

                PAR
              VALUE
              (000)
-------------------

SHORT-TERM INVESTMENTS (2.6%)
  TREASURY BILLS (1.3%)
TRL(b)1,146,669,000   Republic of Turkey, Series 14T, 0.00%, 2/9/00....     1,703
        510,772,000   Republic of Turkey, Series 6B, 0.00%, 9/15/99....     1,032
                                                                         --------
                                                                            2,735
                                                                         --------
  REPURCHASE AGREEMENT (1.3%)
$             2,598   Chase Securities, Inc., 4.55%, dated 6/30/99, due
                        7/1/99, to be repurchased at $2,598,
                        collateralized by $2,415 U.S. Treasury Bonds,
                        7.250% due 5/15/16, valued at $2,684...........     2,598
                                                                         --------
TOTAL SHORT-TERM INVESTMENTS (2.6%) (COST $5,663)......................     5,333
                                                                         --------

-----------------------
           8
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                                                       VALUE
                                                                       (000)
----------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $204,998) (97.8%).........................  $201,568
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%)......................     4,567
                                                                    --------
NET ASSETS (100%).................................................  $206,135
                                                                    --------
                                                                    --------

---------------

(a)   --  Non-income producing security
(b)   --  144A Security--Certain conditions for public sale may exist.
(c)   --  Variable/floating rate security--rate disclosed is as of June 30,
          1999.
(d) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.
(e)   --  Security out on collateral for outstanding futures contracts.
(f)   --  Bond is in default.
ARP   --  Argentine Peso
CMO   --  Collaterized Mortgage Obligation
EUR   --  Euro
GBP   --  British Pound
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
MTN   --  Medium Term Note
TRL   --  Turkish Lira

        ----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                     VALUE     PERCENT OF
INDUSTRY                             (000)     NET ASSETS
---------------------------------  ---------  -------------
Foreign Government & Agency
Obligations......................  $  76,998        37.4%
Telecommunications...............     30,924        15.0
Services.........................     18,115         8.8
Broadcast--Radio & Television....     15,637         7.6
Multi-Industry...................     15,112         7.3
Finance..........................     10,797         5.2
Materials........................      5,243         2.5
Technology.......................      4,926         2.4
Eurobonds........................      3,650         1.8
Utilities........................      3,584         1.7
Loan Agreements..................      3,293         1.6
Collateralized Mortgage
Obligations & Asset Backed
Securities.......................      3,213         1.6
Consumer Goods...................      2,807         1.4
Transportation...................      1,024         0.5
Capital Goods....................        912         0.4
                                   ---------         ---
                                   $ 196,235        95.2%
                                   ---------         ---
                                   ---------         ---

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                          (000)
-----------------------------------------------
ASSETS:
  Investments at Value (Cost
    $204,998)........................  $201,568
  Margin Deposit on Futures..........       199
  Receivable for:
    Interest.........................     4,781
    Investments Sold.................     2,710
    Fund Shares Sold.................       328
    Variation of Futures Contracts...        33
    Foreign Withholding Tax
     Reclaim.........................        19
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts......       271
  Other..............................         9
                                       --------
    Total Assets.....................   209,918
                                       --------
LIABILITIES:
  Payable for:
    Dividends Declared...............     1,798
    Bank Overdraft...................       602
    Investments Purchased............       496
    Fund Shares Redeemed.............       293
    Distribution Fees................       284
    Investment Advisory Fees.........       127
    Administrative Fees..............        43
    Professional Fees................        42
    Transfer Agent Fees..............        35
    Shareholder Reporting Expenses...        23
    Custody Fees.....................        22
    Directors' Fees and Expenses.....        16
  Other..............................         2
                                       --------
    Total Liabilities................     3,783
                                       --------
NET ASSETS...........................  $206,135
                                       --------
                                       --------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $     21
  Paid in Capital in Excess of Par...   283,951
  Accumulated Net Investment
    Income...........................       357
  Net Unrealized Depreciation on
    Investments, Foreign Currency
    Translations and Futures.........    (3,140)
  Accumulated Net Realized Loss......   (75,054)
                                       --------
NET ASSETS...........................  $206,135
                                       --------
                                       --------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $58,506,414 and
    5,907,569 Shares Outstanding)....  $   9.90
                                       --------
                                       --------
  Maximum Sales Charge...............     4.75%
  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))....  $  10.39
                                       --------
                                       --------
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $107,012,758 and 10,849,654
    Shares Outstanding)*.............  $   9.86
                                       --------
                                       --------
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $40,616,194 and 4,116,484 Shares
    Outstanding)*....................  $   9.87
                                       --------
                                       --------

-------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                          (000)
-----------------------------------------------
INVESTMENT INCOME:
  Interest...........................  $ 27,856
                                       --------
EXPENSES:
  Distribution Fees (Attributed to
    Classes A, B, and C of $173,
    $1,158, and $468,
    respectively)....................     1,799
  Investment Advisory Fees...........     1,743
  Administrative Fees................       585
  Shareholder Reports................       106
  Custodian Fees.....................       124
  Transfer Agent Fees................       108
  Professional Fees..................        66
  Filing and Registration Fees.......        44
  Directors' Fees and Expenses.......        12
  Other..............................        17
                                       --------
    Total Expenses...................     4,604
                                       --------
Net Investment Income/Loss...........    23,252
                                       --------
NET REALIZED GAIN/LOSS ON:
  Investments........................   (75,324)
  Foreign Currency Transactions......      (393)
  Futures............................         5
                                       --------
    Net Realized Gain/Loss...........   (75,712)
                                       --------
NET UNREALIZED
 APPRECIATION/DEPRECIATION:
  Beginning of the Period............   (14,693)
                                       --------
  End of the Period:
    Investments......................    (3,430)
    Foreign Currency Translations....       257
    Futures..........................        33
                                       --------
                                         (3,140)
                                       --------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................    11,553
                                       --------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   (64,159)
                                       --------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $(40,907)
                                       --------
                                       --------

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                          YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1999  JUNE 30, 1998
                                               (000)          (000)
-------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss.........  $      23,252  $      19,591
  Net Realized Gain/Loss.............        (75,712)        12,018
  Net Unrealized
    Appreciation/Depreciation........         11,553        (28,435)
                                       -------------  -------------
  Net Increase/Decrease in Net Assets
    Resulting from Operations........        (40,907)         3,174
                                       -------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A............................         (7,573)        (6,930)
  Class B............................        (11,681)        (8,313)
  Class C............................         (4,723)        (3,852)
                                       -------------  -------------
                                             (23,977)       (19,095)
                                       -------------  -------------
  Net Realized Gain:
  Class A............................             --         (6,907)
  Class B............................             --         (8,787)
  Class C............................             --         (4,230)
  In Excess of Net Realized Gain:
  Class A............................            (42)            --
  Class B............................            (70)            --
  Class C............................            (29)            --
                                       -------------  -------------
                                                (141)       (19,924)
                                       -------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions.....        (24,118)       (39,019)
                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed.........................         83,177        226,529
  Distributions Reinvested...........         13,759         25,615
  Redeemed...........................       (123,953)      (114,610)
                                       -------------  -------------
  Net Increase/Decrease in Net Assets
    Resulting from Capital Share
    Transactions.....................        (27,017)       137,534
                                       -------------  -------------
  Total Increase/Decrease in Net
    Assets...........................        (92,042)       101,689
NET ASSETS--Beginning of Period......        298,177        196,488
                                       -------------  -------------
NET ASSETS--End of Period (Including
  accumulated net investment income
  of $357 and $781, respectively)....  $     206,135  $     298,177
                                       -------------  -------------
                                       -------------  -------------
-------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed......................          3,413          6,811
     Distributions Reinvested........            486            743
     Redeemed........................         (5,339)        (5,569)
                                       -------------  -------------
   Net Increase/Decrease in Class A
   Shares Outstanding................         (1,440)         1,985
                                       -------------  -------------
                                       -------------  -------------
   Dollars:
     Subscribed......................  $      36,170  $      93,959
     Distributions Reinvested........          4,873          9,850
     Redeemed........................        (53,258)       (77,161)
                                       -------------  -------------
   Net Increase/Decrease.............  $     (12,215) $      26,648
                                       -------------  -------------
                                       -------------  -------------
   Ending Paid in Capital............  $      80,677+ $      92,892
                                       -------------  -------------
                                       -------------  -------------
   Class B:
-------------------------------------
   Shares:
     Subscribed......................          3,007          7,464
     Distributions Reinvested........            619            770
     Redeemed........................         (4,586)        (1,939)
                                       -------------  -------------
   Net Increase/Decrease in Class B
   Shares Outstanding................           (960)         6,295
                                       -------------  -------------
                                       -------------  -------------
   Dollars:
     Subscribed......................  $      31,134  $     101,066
     Distributions Reinvested........          6,179         10,086
     Redeemed........................        (45,561)       (26,325)
                                       -------------  -------------
   Net Increase/Decrease.............  $      (8,248) $      84,827
                                       -------------  -------------
                                       -------------  -------------
   Ending Paid in Capital............  $     147,844+ $     156,092
                                       -------------  -------------
                                       -------------  -------------
   Class C:
-------------------------------------
   Shares:
     Subscribed......................          1,545          2,312
     Distributions Reinvested........            270            432
     Redeemed........................         (2,552)          (825)
                                       -------------  -------------
   Net Increase/Decrease in Class C
   Shares Outstanding................           (737)         1,919
                                       -------------  -------------
                                       -------------  -------------
   Dollars:
     Subscribed......................  $      15,873  $      31,504
     Distributions Reinvested........          2,707          5,679
     Redeemed........................        (25,134)       (11,124)
                                       -------------  -------------
   Net Increase/Decrease.............  $      (6,554) $      26,059
                                       -------------  -------------
                                       -------------  -------------
   Ending Paid in Capital............  $      55,455+ $      62,009
                                       -------------  -------------
                                       -------------  -------------

---------------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

------------------
          12
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  CLASS A
                                          -------------------------------------------------------
                                                            YEAR ENDED JUNE 30,
                                          -------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#        1997        1996        1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $12.464     $ 14.26     $ 12.47     $ 11.57     $ 12.17
                                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........       1.062        1.15        1.25        1.36        1.26
  Net Realized and Unrealized
    Gain/Loss........................      (2.516)      (0.67)       2.30        0.80       (0.52)
                                          -------     -------     -------     -------     -------
  Total From Investment Operations...      (1.454)       0.48        3.55        2.16        0.74
                                          -------     -------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income..............      (1.100)      (1.09)      (1.25)      (1.26)      (1.22)
  Net Realized Gain..................          --       (1.19)      (0.51)         --       (0.12)
  In Excess of Net Realized Gain.....      (0.006)         --          --          --          --
                                          -------     -------     -------     -------     -------
  Total Distributions................      (1.106)      (2.28)      (1.76)      (1.26)      (1.34)
                                          -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......     $ 9.904     $ 12.46     $ 14.26     $ 12.47     $ 11.57
                                          -------     -------     -------     -------     -------
                                          -------     -------     -------     -------     -------
TOTAL RETURN (1).....................      (11.14)%      3.40%      30.29%      19.61%       6.87%
                                          -------     -------     -------     -------     -------
                                          -------     -------     -------     -------     -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)....     $58,506     $91,579     $76,439     $41,493     $14,819
Ratio of Expenses to Average Net
  Assets.............................        1.45%       1.45%       1.52%       1.55%       1.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............       10.55%       8.36%       9.73%      11.95%      11.53%
Portfolio Turnover Rate..............         121%        156%        157%        220%        178%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $    --     $    --     $    --     $  0.02     $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....          --          --          --        1.69%       1.97%
  Net Investment Income/Loss to
    Average Net Assets...............          --          --          --       11.81%      11.11%
-------------------------------------------------------------------------------------------------

                                                                 CLASS B
                                          ------------------------------------------------------
                                                 YEAR ENDED JUNE 30,
                                          ---------------------------------      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS           1999#        1998#        1997     TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 12.396     $  14.20     $ 12.44     $          11.63
                                          --------     --------     -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........        0.982         1.04        1.07                 1.18
  Net Realized and Unrealized
    Gain/Loss........................       (2.497)       (0.65)       2.35                 0.72
                                          --------     --------     -------              -------
  Total From Investment Operations...       (1.515)        0.39        3.42                 1.90
                                          --------     --------     -------              -------
DISTRIBUTIONS
  Net Investment Income..............       (1.012)       (1.00)      (1.15)               (1.09)
  Net Realized Gain..................           --        (1.19)      (0.51)                  --
  In Excess of Net Realized Gain.....       (0.006)          --          --                   --
                                          --------     --------     -------              -------
  Total Distributions................       (1.018)       (2.19)      (1.66)               (1.09)
                                          --------     --------     -------              -------
NET ASSET VALUE, END OF PERIOD.......     $  9.863     $  12.40     $ 14.20     $          12.44
                                          --------     --------     -------              -------
                                          --------     --------     -------              -------
TOTAL RETURN (1).....................       (11.82)%       2.63%      29.14%               17.07%*
                                          --------     --------     -------              -------
                                          --------     --------     -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)....     $107,013     $146,401     $78,340     $         26,174
Ratio of Expenses to Average Net
  Assets.............................         2.20%        2.20%       2.27%                2.30%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............         9.81%        7.64%       8.86%               12.06%
Portfolio Turnover Rate..............          121%         156%        157%                 220%*
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $     --     $     --     $    --     $           0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....           --           --          --                 2.47%
  Net Investment Income/Loss to
    Average Net Assets...............           --           --          --                11.89%
-------------------------------------------------------------------------------------------------

                                                                  CLASS C
                                          -------------------------------------------------------
                                                            YEAR ENDED JUNE 30,
                                          -------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS          1999#       1998#        1997        1996        1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $12.403     $ 14.21     $ 12.45     $ 11.58     $ 12.16
                                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........       0.982        1.04        1.16        1.30        1.17
  Net Realized and Unrealized
    Gain/Loss........................      (2.500)      (0.66)       2.26        0.77       (0.50)
                                          -------     -------     -------     -------     -------
  Total From Investment Operations...      (1.518)       0.38        3.42        2.07        0.67
                                          -------     -------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income..............      (1.012)      (1.00)      (1.15)      (1.20)      (1.13)
  Net Realized Gain..................          --       (1.19)      (0.51)         --       (0.12)
  In Excess of Net Realized Gain.....      (0.006)         --          --          --          --
                                          -------     -------     -------     -------     -------
  Total Distributions................      (1.018)      (2.19)      (1.66)      (1.20)      (1.25)
                                          -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......     $ 9.867     $ 12.40     $ 14.21     $ 12.45     $ 11.58
                                          -------     -------     -------     -------     -------
                                          -------     -------     -------     -------     -------
TOTAL RETURN (1).....................      (11.83)%      2.55%      29.12%      18.71%       6.20%
                                          -------     -------     -------     -------     -------
                                          -------     -------     -------     -------     -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)....     $40,616     $60,197     $41,709     $28,094     $11,880
Ratio of Expenses to Average Net
  Assets.............................        2.20%       2.20%       2.27%       2.30%       2.30%
Ratio of Net Investment Income to
  Average Net Assets.................        9.81%       7.62%       9.04%      11.40%      10.72%
Portfolio Turnover Rate..............         121%        156%        157%        220%        178%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................     $    --     $    --     $    --     $  0.04     $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....          --          --          --        2.44%       2.74%
  Net Investment Income/Loss to
    Average Net Assets...............          --          --          --       11.26%      10.28%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to offer investors high current income consistent with relative stability of principal and potential for capital appreciation. The Fund commenced operations on April 21, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT
                                                    DEFERRED
                                                  SALES CHARGE
YEAR OF REDEMPTION                            CLASS B      CLASS C
------------------------------------------  -----------  -----------
First.....................................       4.00%        1.00%
Second....................................       4.00%      None
Third.....................................       3.00%      None
Fourth....................................       2.50%      None
Fifth.....................................       1.50%      None
Thereafter................................     None         None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At June 30, 1999, approximately 86% of the net assets of the Worldwide High Income Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are

-----------------------
          14

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999
translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                        NET
                                   APPRECIATION/
  COST       APPREC.     DEPREC.   DEPRECIATION
  (000)       (000)       (000)        (000)
---------  -----------  ---------  -------------
$ 212,269   $   8,059   $ (18,760)   $ (10,701)

6. DISTRIBUTIONS OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par. For the year ended June 30, 1999, approximately $297,000 has been reclassified from accumulated net realized loss and approximately $4,000 has been reclassified from paid in capital in excess of par totaling $301,000 posted to accumulated net investment income.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                            CLASS B
                       CLASS A            AND CLASS C
                   MAX. OPERATING       MAX. OPERATING
 ADVISORY FEE       EXPENSE RATIO        EXPENSE RATIO
---------------  -------------------  -------------------
       0.75%              1.55%                2.30%

For the year ended June 30, 1999, the Fund recognized expenses of approximately $12,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

                                                              ------------------
                                                                    15

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the year ended June 30, 1999, the Distributor has advised the Fund that it earned initial sales charges of $308,371 for Class A shares and deferred sales charges of $6,501, $610,632, and $24,589 for Class A shares, Class B shares, and Class C shares, respectively.

Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Subadvisers. Through September 30, 1998, the Fund incurred MSTC fees of approximately $7,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.
Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the year ended June 30, 1999, the Fund made purchases of approximately $267,604,000 and sales of approximately $287,663,000 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                         UNREALIZED
                                            CURRENT     APPRECIATION/
                                             VALUE      DEPRECIATION
FORWARD CURRENCY CONTRACTS                   (000)          (000)
----------------------------------------  -----------  ---------------
SHORT CONTRACTS:
British Pound,
  2,005,000 expiring 9/3/99.............   $   3,165      $      66
Euro,
  9,215,000 expiring 7/26/99-8/20/99....       9,536            205
                                          -----------         -----
                                           $  12,701      $     271
                                          -----------         -----
                                          -----------         -----

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

-----------------------
          16

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                                         CONTRACTS
--------------------------------------------------------------------
Outstanding at June 30, 1998.........................          -0-
Futures Opened.......................................           69
Futures Closed.......................................          (56)
                                                                --
Outstanding at June 30, 1999.........................           13
                                                                --
                                                                --

The futures contracts outstanding as of June 30, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                                   UNREALIZED
                                                                 APPRECIATION/
                                                                  DEPRECIATION
                                                CONTRACTS            (000)
----------------------------------------------------------------------------------
SHORT CONTRACTS:
U.K. Long Gilt September 1999
  (Current notional value $2,329,331)........        13               $ 33
                                                     --
                                                     --
                                                                       ---
                                                                       ---

                                                              ------------------

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc.--
Van Kampen Worldwide High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund (the "Fund", a fund of Van Kampen Series Fund, Inc.) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM

   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
  Retired, Formerly Chairman and Director, Van Kampen
  Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/ National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                     [LOGO]

            1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL
                         60181-5555 - www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999

                          VAN KAMPEN SERIES FUND, INC.

                           MORGAN STANLEY GOVERNMENT
                            OBLIGATIONS MONEY MARKET

                          MORGAN STANLEY MONEY MARKET

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                          VAN KAMPEN SERIES FUND, INC.
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     5
Statements of Assets and Liabilities..................................     6
Statements of Operations..............................................     7
Statement of Changes in Net Assets:
  Morgan Stanley Government Obligations Money Market Fund.............     8
  Morgan Stanley Money Market Fund....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    11
Report of Independent Accountants.....................................    13
Additional Information................................................    14

MSMM ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

July 20, 1999

Dear Shareholder,

With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover-- and most investors want to be positioned to take advantage of any recovery.

If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------
                                                                    1

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates
0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      JUNE 30, 1997 THROUGH JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month      Interest Rates  Inflation
Jun-97             6.5000       2.30
Jul-97             6.0000       2.20
Aug-97             5.5000       2.20
Sep-97             6.2500       2.20
Oct-97             5.7500       2.10
Nov-97             5.6875       1.80
Dec-97             6.5000       1.70
Jan-98             5.5625       1.60
Feb-98             5.6250       1.40
Mar-98             6.1250       1.40
Apr-98             5.6250       1.40
May-98             5.6875       1.70
Jun-98             6.0000       1.70
Jul-98             5.5625       1.70
Aug-98             5.9375       1.60
Sep-98             5.7500       1.50
Oct-98             5.2500       1.50
Nov-98             4.8750       1.50
Dec-98             4.0000       1.60
Jan-99             4.8125       1.70
Feb-99             4.8750       1.60
Mar-99             5.1250       1.70
Apr-99             4.9375       2.30
May-99             4.5000       2.10
Jun-99             4.0000       2.00

                 Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

--------------

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                        MORGAN STANLEY MONEY MARKET FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                   0.9%
U.S. Treasury & Agency
Obligations                            93.4%
Repurchase Agreement                    5.7%

    YIELD INFORMATION AS OF JUNE 30, 1999
---------------------------------------------
  7 DAY      7 DAY     30 DAY       30 DAY
 CURRENT   EFFECTIVE   CURRENT    COMPARABLE
 YIELD+     YIELD+     YIELD++     YIELD+++
---------------------------------------------
  3.87%      3.95%      3.89%       4.12%
---------------------------------------------

  + The current 7-day yield reflects the net investment income generated by the Fund over the specified 7-day period expressed as an annual percentage. Expenses accrued for the 7-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
 ++ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
+++ IBC's Money Fund Report Averages/Government
  U.S. GOVERNMENT SECURITIES ARE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. THE GOVERNMENT BACKING APPLIES ONLY TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST WHEN DUE, ON SPECIFIC SECURITIES IN THE FUND'S PORTFOLIO, NOT TO SHARES OF THE FUND. FUND SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE VALUE OF DEBT SECURITIES WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS AND INTEREST RATES, WHICH WILL EFFECT THE VALUE OF FUND SHARES. SECURITIES WHICH ARE ISSUED BY PRIVATE ISSUERS INVOLVE GREATER RISK THAN THOSE ISSUED DIRECTLY BY THE U.S. GOVERNMENT.

TOP FIVE HOLDINGS
                                                                                                PERCENT OF
SECURITY                                                              INSTRUMENT                NET ASSETS
--------------------------------------------------------  -----------------------------------  -------------
Federal Home Loan Mortgage Association
  4.93%, 10/27/99                                         U.S. Government & Agency Obligation        34.6%
Federal National Mortgage Association Discount Notes
  4.79%, 7/7/99                                           U.S. Government & Agency Obligation        17.3%
Federal Mortgage Corporation Discount Notes
  4.85%, 7/16/99                                          U.S. Government & Agency Obligation        17.3%
Federal National Mortgage Association Discount Notes
  4.77%, 7/28/99                                          U.S. Government & Agency Obligation        17.3%
Federal Home Loan Mortgage Association Discount Notes
  4.71%, 7/9/99                                           U.S. Government & Agency Obligation         6.9%

--------------------------------------------------------------------------------
                        MORGAN STANLEY MONEY MARKET FUND
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial Paper                          12.5%
U.S. Government & Agency Obligations      74.9%
Other Cash Equivalents                    12.6%

     YIELD INFORMATION AS OF JUNE 30, 1999
------------------------------------------------
 7 DAY        7 DAY       30 DAY        30 DAY
CURRENT     EFFECTIVE     CURRENT     COMPARABLE
YIELD+       YIELD+       YIELD++      YIELD+++
------------------------------------------------
 3.85%        3.92%        3.84%        4.31%
------------------------------------------------

  + The current 7-day yield reflects the net investment income generated by the Fund over the specified 7-day period expressed as an annual percentage. Expenses accrued for the 7-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
 ++ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
+++ IBC's Money Fund Report Averages/All Taxable

TOP FIVE HOLDINGS(1)
                                                         PERCENT OF
SECURITY                              INSTRUMENT         NET ASSETS
------------------------------  -----------------------  ----------
Federal Home Loan Bank
  Association Discount Notes       U.S. Government &
  4.71%, 7/9/99                    Agency Obligation       15.6%
Federal Mortgage Corporation
  Discount Notes                   U.S. Government &
  4.80%, 7/14/99                   Agency Obligation       15.6%
Federal National Mortgage
  Association Discount Notes       U.S. Government &
  4.77%, 7/28/99                   Agency Obligation       15.6%
Federal Mortgage Corporation
  Discount Notes                   U.S. Government &
  4.80%, 8/19/99                   Agency Obligation       15.5%
Federal Mortgage Corporation
  Discount Notes                   U.S. Government &
  4.73%, 7/6/99                    Agency Obligation        6.3%

(1) excludes Repurchase Agreement.

INVESTMENTS IN SHARES OF THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUNDS WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

                                                              ------------------
                                                                    3

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                        MORGAN STANLEY MONEY MARKET FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND AND THE MORGAN STANLEY MONEY MARKET FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE TEAM IS LED BY ABIGAIL JONES FEDER, PORTFOLIO MANAGER. THE FOLLOWING EXCERPTS REFLECT HER VIEWS ON THE FUNDS' PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUNDS OPERATED DURING THE PAST 12 MONTHS?

A: The second half of 1998 was marked by volatility, as the fixed-income market was unsettled by global economic weakness and a subsequent flight to quality. A series of fourth-quarter interest-rate cuts by the Federal Reserve Board restored order and paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and modest inflation. Yield spreads narrowed between Treasuries and other fixed-income products, but this good news was quelled in the second quarter by a slight surge in inflation and warnings of interference from the Fed.

As interest rates climbed steadily during the first six months of 1999, the yield curve between six-month and one-year Treasury securities flattened, while the curve between one- to two-year Treasuries steepened dramatically. This change became more pronounced as Treasury yields adjusted to reflect the potential for an increase--or perhaps a series of increases--in the federal funds rate. The market breathed a sigh of relief in the last few days of the reporting period, as the Fed approved a 0.25 percent hike and declared a neutral stance toward raising rates further.

Q: TAKING THE FUNDS' COMMON OBJECTIVE INTO CONSIDERATION, HOW DID YOU MANAGE THE PORTFOLIOS?

A: We upheld our strategy of investing in very high-quality, short-term securities by focusing on U.S. dollar-denominated government and corporate money market securities rated A1/P1 or better. In anticipation of the rising interest-rate environment and the Fed's rate hike, we also maintained a short average maturity of approximately 30 to 40 days, thus positioning the Funds to take advantage of higher rates. As a result, we succeeded in meeting our objective of maintaining a stable net asset value and preserving shareholders' principal.

Q:  HOW DID THE FUNDS PERFORM DURING THE REPORTING PERIOD?

A: As of June 30, 1999, the 7-day and 30-day current yields for the Morgan Stanley Money Market Fund were 3.85% percent and 3.84% percent, respectively. The 7-day and 30-day current yields for the Morgan Stanley Government Obligations Money Market Fund were 3.87% percent and 3.89% percent, respectively. These yields assume dividend reinvestment and, as with all money market portfolios, are not necessarily indicative of future performance.

Q:  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A: We look for the market to stabilize as it absorbs the effect of the Fed's rate increase and prepares for the remainder of the year. We anticipate a moderate slowdown in economic growth in the months ahead, but do not expect this to have a negative effect on the fixed-income market unless it becomes a significant downturn. With an eye toward the effect of potential year 2000 computer problems on issuance, we might expect a change in the type of issuance offered and the level of demand for liquid issues, but we think that supply will be available. We plan to maintain our investment strategies as we manage the Funds going forward.

Abigail Jones Feder
PORTFOLIO MANAGER

--------------

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

       PAR                                                        AMORTIZED
     VALUE                                                             COST
     (000)                                                            (000)
---------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS (93.4%)
  FEDERAL HOME LOAN BANK ASSOCIATION DISCOUNT NOTES (6.9%)
$    2,000   4.71%, 7/9/99....................................    $ 1,998
                                                                -----------
  FEDERAL HOME LOAN BANK ASSOCIATION (34.6%)
    10,000   4.93%, 10/27/99..................................     10,000
                                                                -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT
  NOTES (34.6%)
     5,000   4.79%, 7/7/99....................................      4,996
     5,000   4.77%, 7/28/99...................................      4,982
                                                                -----------
                                                                    9,978
                                                                -----------
  FEDERAL MORTGAGE CORPORATION DISCOUNT NOTES (17.3%)
     5,000   4.85%, 7/16/99...................................      4,990
                                                                -----------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $26,966).....
                                                                   26,966
                                                                -----------

       PAR
     VALUE                                                            VALUE
     (000)                                                            (000)
---------------------------------------------------------------------------

REPURCHASE AGREEMENT (5.7%)
$    1,645   J.P. Morgan Securities, Inc., 4.65%, dated
               6/30/99, due 7/1/99, to be repurchased at
               $1,645, collateralized by $1,118 U.S. Treasury
               Notes, 12.50%, due 8/15/14, valued at $1,701
               (COST $1,645)..................................    $ 1,645
                                                                -----------
TOTAL INVESTMENTS (99.1%) (COST $28,611)......................     28,611
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)..................        262
                                                                -----------
NET ASSETS (100%).............................................    $28,873
                                                                -----------
                                                                -----------

---------------

Variable/Floating Rate Instruments. These instruments are based upon a designated base rate. These instruments are payable on demand.

                          VAN KAMPEN SERIES FUND, INC.
                        MORGAN STANLEY MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

      PAR                                                      AMORTIZED
    VALUE                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS (74.9%)
  FEDERAL HOME LOAN BANK ASSOCIATION DISCOUNT NOTES (15.6%)
$   5,000   4.71%, 7/9/99....................................  $  4,995
                                                               ---------
  FEDERAL MORTGAGE CORPORATION DISCOUNT NOTES (43.7%)
    2,000   4.73%, 7/6/99....................................     1,999
    5,000   4.80%, 7/14/99...................................     4,991
    2,000   4.81%, 7/19/99...................................     1,995
    5,000   4.80%, 8/19/99...................................     4,967
                                                               ---------
                                                                 13,952
                                                               ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES
  (15.6%)
    5,000   4.77%, 7/28/99...................................     4,982
                                                               ---------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $23,929)....
                                                                 23,929
                                                               ---------
COMMERCIAL PAPER (12.5%)
  INSURANCE (3.1%)
    1,000   USAA Capital Corp. 5.16%, 7/28/99................       996
                                                               ---------

      PAR                                                      AMORTIZED
    VALUE                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

  SERVICES (9.4%)
$   1,000   Ameritech Capital Corp. 5.17%, 7/22/99...........  $    997
    1,000   Dupont Ei Nemour 5.15%, 8/3/99...................       996
    1,000   Motorola, Inc. 5.18%, 8/3/99.....................       995
                                                               ---------
                                                                  2,988
                                                               ---------
TOTAL COMMERCIAL PAPER (COST $3,984).........................     3,984
                                                               ---------

                                                                   VALUE
                                                                   (000)
                                                               ---------
  REPURCHASE AGREEMENT (13.4%)
    4,285   J.P. Morgan Securities, Inc., 4.65%, dated
              6/30/99, due 7/1/99, to be repurchased at
              $4,286, collateralized by $2,911 U.S. Treasury
              Notes, 12.50%, due 8/15/14, valued at $4,430
              (COST $4,285)..................................     4,285
                                                               ---------
TOTAL INVESTMENTS (100.8%) (COST $32,198)....................    32,198
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)................      (243 )
                                                               ---------
NET ASSETS (100%)............................................  $ 31,955
                                                               ---------
                                                               ---------

---------------

Variable/Floating Rate Instruments. These instruments are based upon a designated base rate. These instruments are payable on demand.

                                                         -----------------------
                                                                    5
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                        MORGAN STANLEY MONEY MARKET FUND
                      STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

                                           MORGAN
                                          STANLEY
                                       GOVERNMENT   MORGAN
                                       OBLIGATIONS STANLEY
                                            MONEY    MONEY
                                           MARKET   MARKET
                                             FUND     FUND
                                            (000)    (000)
----------------------------------------------------------
ASSETS:
  Investments at Value (Cost $28,611
    and $32,198, respectively)
    (including repurchase agreement
    of $1,645 and $4,285,
    respectively)....................  $   28,611  $32,198
  Cash...............................           1       --
  Interest Receivable................         338        1
  Other..............................           3        2
                                       ----------  -------
    Total Assets.....................      28,953   32,201
                                       ----------  -------
LIABILITIES:
  Payable for:
    Bank Overdraft...................          --      166
    Dividends Declared...............          28       29
    Distribution Fees................          14       13
    Investment Advisory Fees.........          12        4
    Professional Fees................          19       18
    Administrative Fees..............           3        2
    Shareholder Reporting Expenses...          --        8
    Custody Fees.....................           2        3
    Transfer Agent Fees..............           2        3
                                       ----------  -------
    Total Liabilities................          80      246
                                       ----------  -------
  NET ASSETS.........................  $   28,873  $31,955
                                       ----------  -------
                                       ----------  -------
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $       29  $    32
  Paid in Capital in Excess of Par...      28,786   31,923
  Undistributed Net Investment
    Income...........................         144       62
  Accumulated Net Realized Loss......         (86)     (62)
                                       ----------  -------
NET ASSETS...........................  $   28,873  $31,955
                                       ----------  -------
                                       ----------  -------
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $28,873,035 and
    $31,954,690 and 28,876,127 and
    32,015,859 Shares Outstanding,
    respectively)....................  $     1.00  $  1.00
                                       ----------  -------
                                       ----------  -------

------------------
           6
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                        MORGAN STANLEY MONEY MARKET FUND
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30, 1999

                                           MORGAN
                                          STANLEY
                                       GOVERNMENT  MORGAN
                                       OBLIGATIONS STANLEY
                                            MONEY   MONEY
                                           MARKET  MARKET
                                             FUND    FUND
                                            (000)   (000)
---------------------------------------------------------
INVESTMENT INCOME:
  Interest Income....................  $    3,372  $4,062
                                       ----------  ------
EXPENSES:
  Investment Advisory Fees...........         294     345
  Distribution Fees..................         326     379
  Administrative Fees................          69      80
  Professional Fees..................          24      29
  Filing and Registration Fees.......          26      24
  Shareholder Reports................          16      44
  Custodian Fees.....................          18      28
  Transfer Agent Fees................           5       4
  Other..............................           6       9
                                       ----------  ------
    Total Expenses...................         784     942
    Less Expense Reductions..........        (162)   (189)
                                       ----------  ------
    Net Expenses.....................         622     753
                                       ----------  ------
Net Investment Income/Loss...........       2,750   3,309
                                       ----------  ------
NET REALIZED GAIN/LOSS ON:
  Investments........................           6       9
                                       ----------  ------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $    2,756  $3,318
                                       ----------  ------
                                       ----------  ------

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                             YEAR ENDED
                                         YEAR ENDED JUNE  JUNE 30, 1998
                                          30, 1999 (000)          (000)
-----------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss.........  $           2,750  $       3,180
  Net Realized Gain/Loss.............                  6              2
                                       -----------------  -------------
  Net Increase/Decrease in Net Assets
    Resulting from Operations........              2,756          3,182
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income..............             (2,647)        (3,204)
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed.........................            404,679        290,344
  Distributions Reinvested...........              2,656          3,076
  Redeemed...........................           (434,873)      (331,864)
                                       -----------------  -------------
  Net Increase/Decrease in Net Assets
    Resulting from Capital Share
    Transactions.....................            (27,538)       (38,444)
                                       -----------------  -------------
  Total Increase/Decrease in Net
    Assets...........................            (27,429)       (38,466)
NET ASSETS--Beginning of Period......             56,302         94,768
                                       -----------------  -------------
NET ASSETS--End of Period (Including
  undistributed net investment income
  of $144 and $38, respectively).....  $          28,873  $      56,302
                                       -----------------  -------------
                                       -----------------  -------------
-----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Shares
     Subscribed......................            404,679        290,344
     Distributions Reinvested........              2,656          3,076
     Redeemed........................           (434,873)      (331,864)
                                       -----------------  -------------
   Net Increase/Decrease in Shares
     Outstanding.....................            (27,538)       (38,444)
                                       -----------------  -------------
                                       -----------------  -------------
   Ending Paid in Capital............  $          28,815  $      56,353
                                       -----------------  -------------
                                       -----------------  -------------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                        MORGAN STANLEY MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1999    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................         $     3,309         $  7,814
  Net Realized Gain/Loss..........................                   9               28
                                                            ----------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................               3,318            7,842
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income...........................              (3,241)          (7,882)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................             402,246          921,486
  Distributions Reinvested........................               3,329            7,384
  Redeemed........................................            (493,073)        (947,876)
                                                            ----------  ---------------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............             (87,498)         (19,006)
                                                            ----------  ---------------
  Total Increase/Decrease in Net Assets...........             (87,421)         (19,046)
NET ASSETS--Beginning of Period...................             119,376          138,422
                                                            ----------  ---------------
NET ASSETS--End of Period (Including
  undistributed/distributions in excess of net
  investment income of $62 and $(6),
  respectively)...................................         $    31,955         $119,376
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Shares:
     Subscribed...................................             402,246          921,486
     Distributions Reinvested.....................               3,329            7,384
     Redeemed.....................................            (493,073)        (947,876)
                                                            ----------  ---------------
   Net Increase/Decrease in Shares Outstanding....             (87,498)         (19,006)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital.........................         $    31,955         $119,453
                                                            ----------  ---------------
                                                            ----------  ---------------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA      ----------------------------------------------------------------------------
AND RATIOS                          1999#            1998            1997            1996            1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss..........          0.0420          0.0469          0.0443          0.0464          0.0448
  Net Realized and
    Unrealized
    Gain/Loss............         (0.0019)             --              --         (0.0011)             --
                             ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations...........          0.0401          0.0469          0.0443          0.0453          0.0448
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment
    Income...............         (0.0401)        (0.0469)        (0.0443)        (0.0453)        (0.0448)
  Net Realized Gain......              --              --              --              --              --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions....         (0.0401)        (0.0469)        (0.0443)        (0.0453)        (0.0448)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD.................    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN.............            4.09%           4.79%           4.53%           4.72%           4.58%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)................    $     28,873    $     56,302    $     94,768    $    145,978    $     67,505
Ratio of Expenses to
  Average Net Assets.....            0.95%           0.95%           0.95%           0.95%           0.95%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets.............            4.20%           4.64%           4.43%           4.68%           4.61%
---------------------------------------------------------------------------------------------------------
RATIOS BEFORE EXPENSE
  LIMITATION:
  Expenses to Average Net
    Assets...............            1.20%           1.22%           1.27%           1.24%           1.12%
  Net Investment
    Income/Loss to
    Average Net Assets...            3.95%           4.38%           4.10%           4.39%           4.44%

--------------------------------------------------------------------------------

  #  Changes per share are based upon monthly average shares outstanding.

                          VAN KAMPEN SERIES FUND, INC.
                        MORGAN STANLEY MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              YEAR ENDED JUNE 30,
                                          -----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS          1999#         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $  1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                          -------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........      0.0432       0.0472       0.0450       0.0463       0.0446
  Net Realized and Unrealized
    Gain/Loss........................     (0.0018)          --           --      (0.0006)      0.0001
                                          -------     --------     --------     --------     --------
  Total From Investment Operations...      0.0414       0.0472       0.0450       0.0457       0.0447
                                          -------     --------     --------     --------     --------
DISTRIBUTIONS
  Net Investment Income..............     (0.0414)     (0.0472)     (0.0450)     (0.0457)     (0.0446)
  Net Realized Gain..................          --           --           --           --      (0.0001)
                                          -------     --------     --------     --------     --------
  Total Distributions................     (0.0414)     (0.0472)     (0.0450)     (0.0457)     (0.0447)
                                          -------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD.......     $  1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                          -------     --------     --------     --------     --------
                                          -------     --------     --------     --------     --------
TOTAL RETURN (1).....................        4.22%        4.83%        4.60%        4.72%        4.55%
                                          -------     --------     --------     --------     --------
                                          -------     --------     --------     --------     --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....     $31,955     $119,376     $138,422     $170,973     $171,515
Ratio of Expenses to Average Net
  Assets.............................        0.98%        0.98%        0.98%        0.98%        0.98%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............        4.32%        4.72%        4.50%        4.65%        4.45%
-----------------------------------------------------------------------------------------------------
RATIOS BEFORE EXPENSE LIMITATION:
  Expenses to Average Net Assets.....        1.23%        1.10%        1.27%        1.22%        1.18%
  Net Investment Income/Loss to
    Average Net Assets...............        4.07%        4.61%        4.20%        4.41%        4.25%

--------------------------------------------------------------------------------

  #  Changes per share are based upon monthly average shares outstanding.

-----------------------
          10
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                        MORGAN STANLEY MONEY MARKET FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                 JUNE 30, 1999

The Morgan Stanley Government Obligations Money Market Fund and the Morgan Stanley Money Market Fund (the "Funds") are organized as Maryland Corporations and are registered under the Investment Company Act of 1940, as amended. The Funds' investment objective seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Funds commenced operations on March 12, 1992 and August 4, 1989, respectively.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Funds in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Funds may invest in repurchase agreements, which are short-term investments in which the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Funds takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Interest income is recognized on an accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Distributions from the Funds are recorded on the ex-distribution date.

4. TAXES: It is each Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, the Funds had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, through the indicated expiration date:

                                                    EXPIRATION DATE
                                                     JUNE 30, 2004
FUND                                                     (000)
------------------------------------------------  -------------------
Government Obligations Money Market.............       $      82
Money Market....................................       $      61

At June 30, 1999, cost for U.S. Federal income tax purposes of the investments of the Government Obligations Money Market Fund and the Money Market Fund was approximately $28,611,000 and $32,198,000, respectively.

5. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Funds are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss and paid in capital. For the year ended June 30, 1999, approximately $3,000 has been reclassified from accumulated net realized gain/loss and posted to undistributed net investment income/loss for the Morgan Stanley Government Obligations Money Market Fund.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp., (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Funds with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Funds, if

                                                              ------------------
                                                                    11

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                        MORGAN STANLEY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                                 JUNE 30, 1999
necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                       MAX. OPERATING
FUND                                 ADVISORY FEE       EXPENSE RATIO
----------------------------------  ---------------  -------------------
Government Obligations Money
  Market..........................         0.45%              0.95%
Money Market......................         0.45%              0.98%

For the year ended June 30, 1999, the Government Obligations Money Market Fund and the Money Market Fund recognized expenses of approximately $2,000 and $5,000, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Funds is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Funds with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.10% of the first $200 million of the Fund's average daily net assets, 0.075% on the next $200 million of average daily net assets, 0.05% on the next $200 million of average daily net assets, and 0.03% on the average daily net assets over $600 million of each Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Funds. Chase is compensated for such services by the Adviser from the fee it receives from the Funds. Transfer Agency services are provided to the Funds by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Funds' shares. The Distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.50% annually of the net asset value.

The Funds provide deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Funds. The maximum annual benefit per trustee under the plan is $2,500.

-----------------------

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                        MORGAN STANLEY MONEY MARKET FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund, Inc. -- Morgan Stanley Government Obligations Money Market Fund and Morgan Stanley Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Morgan Stanley Government Obligations Money Market Fund and Morgan Stanley Money Market Fund, (each a Fund of Van Kampen Series Fund, Inc., collectively referred to as the "Funds") at June 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Dr.
Chicago, Illinois 60601
August 6, 1999

                                                              ------------------

                          VAN KAMPEN SERIES FUND, INC.
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                        MORGAN STANLEY MONEY MARKET FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Federal Tax Information (Unaudited):

For the year ended June 30, 1999, the percentage of income earned from direct U.S. treasury obligations was a follows:

FUND                                                                                       INCOME EARNED
---------------------------------------------------------------------------------------  -----------------
Government Obligations Money Market....................................................          31.2%
Money Market...........................................................................          14.4%

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Deaf
   users, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial, and business organizations, and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Funds. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Funds may invest that, in turn, may adversely affect the net asset value of the Funds. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Funds' investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey, Ph.D.
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

PNC Bank N.A.
200 Stevens Drive
Suite 440
Airport Business Center
Lester, Pennsylvania 19113

OFFICERS

Richard F. Powers, III
PRESIDENT

Dennis J. McDonnell
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

A. Thomas Smith III
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood, III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64121

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                     [LOGO]

            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999